Registration No.
                                                       Inv. Co. Act No. 811-5518
As filed with the Securities and Exchange Commission on December 4, 1995

===========================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]

                         POST-EFFECTIVE AMENDMENT NO. 31                     [X]
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [ ]

                                AMENDMENT NO. 33                             [X]
                        __________________________________

                               THE RBB FUND, INC.

(Warburg Pincus Growth & Income Fund: Warburg Pincus Class and Warburg Pincus Series 2 Class; Warburg Pincus Balanced Portfolio: Warburg Pincus Class and Warburg Pincus Series 2 Class; Warburg Pincus Tax Free Portfolio: Warburg Pincus Class; Government Securities Portfolio: RBB Family Class; BEA International Equity Portfolio: BEA Class; BEA Strategic Fixed Income Portfolio: BEA Class; BEA Emerging Markets Equity Portfolio: BEA Class; BEA U.S. Core Equity
Portfolio: BEA Class; BEA U.S. Core Fixed Income Portfolio; BEA Class; BEA Global Fixed Income Portfolio: BEA Class; BEA Municipal Bond Fund Portfolio; BEA Class; BEA Balanced Fund Portfolio; BEA Class; BEA Short Duration Portfolio: BEA Class; Money Market Portfolio: RBB Family Class, Cash Preservation Class, Sansom Street Class, Bedford Class, Janney Class, Beta Class, Gamma Class, Delta Class, Epsilon Class, Zeta Class, Eta Class and Theta Class; Municipal Money Market Portfolio: RBB Family Class, Cash Preservation Class, Sansom Street Class, Bedford Class, Bradford Class, Janney Class, Beta Class, Gamma Class, Delta Class, Epsilon Class, Zeta Class, Eta Class and Theta Class; Government Obligations Money Market Portfolio: Sansom Street Class, Bedford Class, Bradford Class, Janney Class, Beta Class, Gamma Class, Delta Class, Epsilon Class, Zeta Class, Eta Class and Theta Class; New York Municipal Money Market Portfolio:
Bedford Class, Janney Class, Beta Class, Gamma Class, Delta Class, Epsilon Class, Zeta Class, Eta Class and Theta Class)
________________________________________________________________________________
               (Exact Name of Registrant as Specified in Charter)
                         Bellevue Park Corporate Center
                              400 Bellevue Parkway
                                    Suite 100
                              Wilmington, DE  19809
                    (Address of Principal Executive Offices)
                    ________________________________________
                 Registrant's Telephone Number:  (302) 792-2555

                                   Copies to:
GARY M. GARDNER, ESQUIRE
                                          JOHN N. AKE, ESQUIRE
PNC Bank, National Association             Ballard Spahr Andrews & Ingersoll
Broad and Chestnut Streets                1735 Market Street, 51st Floor
Philadelphia, PA 19101                    Philadelphia, PA 19101

(Name and Address of
Agent for Service)

              Approximate Date of Proposed Public Offering: as soon as possible after effective date of registration statement.

              It is proposed that this filing will become effective (check appropriate box)

                     immediately upon filing pursuant to paragraph (b)
              ------
                 X   on December 29, 1995 pursuant to paragraph (b)
              ------
                      60 days after filing pursuant to paragraph (a)(1)
              -------
                      on December ___, 1995 pursuant to paragraph (a)(1)
              -------
                      75 days after filing pursuant to paragraph (a)(2)
              -------
                      on _______________ pursuant to paragraph (a)(2) of
              -------
                       rule 485

              If appropriate, check following box:

                           this post-effective amendment designates a new
                  -------
                           effective date for a previously filed post-effective amendment.
                         ______________________________
              Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has elected to register an indefinite number of shares of common stock of each of the fifty-four classes registered hereby under the Securities Act of 1933. Registrant filed its notice pursuant to Rule 24f-2 for the fiscal year ended August 31, 1995 on October 26, 1995.
                         ______________________________

              This document contains a total of ___________ pages.

                    Exhibit Index appears on page __________.

                               THE RBB FUND, INC.
       (Warburg Pincus Classes of the Warburg Pincus Growth & Income Fund,
         Warburg Pincus Balanced Fund and Warburg Pincus Tax Free Fund)
                              Cross Reference Sheet



          Form N-1A Item                          Location
          --------------                          --------

              PART A                                   PROSPECTUS

 1.  Cover Page............................       Cover Page

 2.  Synopsis..............................       Introduction

 3.  Financial Highlights Information......       Financial Highlights

 4.  General Description of Registrant.....       Cover Page; Investment
                                                  Objectives and Policies

 5.  Management of the Fund................       Management

 6.  Capital Stock and Other Securities....       Cover Page; Dividends and
                                                  Distributions; Shareholder
                                                  Servicing; Description of
                                                  Shares

 7.  Purchase of Securities Being Offered..       How to Purchase Shares; Net
                                                  Asset Value

 8.  Redemption or Repurchase..............       How to Redeem and Exchange
                                                  Shares; Net Asset Value

 9.  Legal Proceedings.....................       Inapplicable


              PART B                                  STATEMENT OF
                                                  ADDITIONAL INFORMATION

10.  Cover Page............................       Cover Page

11.  Table of Contents.....................       Contents

12.  General Information and History.......       General

13.  Investment Objectives and Policies....       Investment Objectives and
                                                  Policies

14.  Management of the Fund................       Directors and Officers;
                                                  Investment Advisory,
                                                  Distribution and Servicing
                                                  Arrangements

15.  Control Persons and Principal Holders
     of Securities.........................       Miscellaneous

16.  Investment Advisory and Other
     Services..............................       Investment Advisory,
                                                  Distribution and Servicing
                                                  Arrangements; See Prospectus -
                                                  "Management"

17.  Brokerage Allocation and Other
     Practices.............................       Fund Transactions

18.  Capital Stock and Other Securities....       Description of Shares;
                                                  Additional Information
                                                  Concerning Fund Shares; See
                                                  Prospectus - "Dividends and
                                                  Distributions"

19.  Purchase, Redemption and Pricing of
     Securities Being Offered..............       Purchase and Redemption
                                                  Information; Valuation of
                                                  Shares; See Prospectus - "How
                                                  to Purchase Shares," "How to
                                                  Redeem and Exchange Shares"
                                                  and "Shareholder Servicing"

20.  Tax Status............................       Taxes; See Prospectus -
                                                  "Taxes"

21.  Underwriters..........................       Not Applicable

22.  Calculation of Performance Data.......       Performance Information

23.  Financial Statements..................       Financial Statements

              PART C                              OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.


                               THE RBB FUND, INC.
   (Warburg Pincus Series 2 Class of the Warburg Pincus Growth & Income Fund)
                              Cross Reference Sheet



                  Form N-1A Item                        Location
                  --------------                        --------

                      PART A                            PROSPECTUS

 1.  Cover Page............................         Cover Page

 2.  Synopsis..............................         Introduction

 3.  Financial Highlights Information......         Financial Highlights

 4.  General Description of Registrant.....         Cover Page; Investment
                                                    Objectives and Policies

 5.  Management of the Fund................         Management

 6.  Capital Stock and Other Securities....         Cover Page; Dividends and
                                                    Distributions; Shareholder
                                                    Servicing; Description of
                                                    Shares

 7.  Purchase of Securities Being Offered..         How to Purchase Shares; Net
                                                    Asset Value

 8.  Redemption or Repurchase..............         How to Redeem and Exchange
                                                    Shares; Net Asset Value

 9.  Legal Proceedings.....................         Inapplicable


                      PART B                            STATEMENT OF
                                                    ADDITIONAL INFORMATION

10.  Cover Page............................         Cover Page

11.  Table of Contents.....................         Contents

12.  General Information and History.......         General

13.  Investment Objectives and Policies....         Investment Objectives and
                                                    Policies

14.  Management of the Fund................         Directors and Officers;
                                                    Investment Advisory,
                                                    Distribution and Servicing
                                                    Arrangements

15.  Control Persons and Principal Holders
     of Securities.........................         Miscellaneous

16.  Investment Advisory and Other
     Services..............................         Investment Advisory,
                                                    Distribution and Servicing
                                                    Arrangements; See Prospectus
                                                    - "Management"

17.  Brokerage Allocation and Other
     Practices.............................         Fund Transactions

18.  Capital Stock and Other Securities....         Description of Shares;
                                                    Additional Information
                                                    Concerning Fund Shares; See
                                                    Prospectus - "Dividends and
                                                    Distributions"

19.  Purchase, Redemption and Pricing of
     Securities Being Offered..............         Purchase and Redemption
                                                    Information; Valuation of
                                                    Shares; See Prospectus -
                                                    "How to Purchase Shares,"
                                                    "How to Redeem and Exchange
                                                    Shares" and "Shareholder
                                                    Servicing"

20.  Tax Status............................         Taxes; See Prospectus -
                                                    "Taxes"

21.  Underwriters..........................         Not Applicable

22.  Calculation of Performance Data.......         Performance Information

23.  Financial Statements..................         Financial Statements

                      PART C                        OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.


                               THE RBB FUND, INC.
       (Warburg Pincus Series 2 Class of the Warburg Pincus Balanced Fund)
                              Cross Reference Sheet



                  Form N-1A Item                        Location
                  --------------                        --------

                      PART A                            PROSPECTUS

 1.  Cover Page............................         Cover Page

 2.  Synopsis..............................         Introduction

 3.  Financial Highlights Information......         Financial Highlights

 4.  General Description of Registrant.....         Cover Page; Investment
                                                    Objectives and Policies

 5.  Management of the Fund................         Management

 6.  Capital Stock and Other Securities....         Cover Page; Dividends and
                                                    Distributions; Shareholder
                                                    Servicing; Description of
                                                    Shares

 7.  Purchase of Securities Being Offered..         How to Purchase Shares; Net
                                                    Asset Value

 8.  Redemption or Repurchase..............         How to Redeem and Exchange
                                                    Shares; Net Asset Value

 9.  Legal Proceedings.....................         Inapplicable


                      PART B                            STATEMENT OF
                                                    ADDITIONAL INFORMATION

10.  Cover Page............................         Cover Page

11.  Table of Contents.....................         Contents

12.  General Information and History.......         General

13.  Investment Objectives and Policies....         Investment Objectives and
                                                    Policies

14.  Management of the Fund................         Directors and Officers;
                                                    Investment Advisory,
                                                    Distribution and Servicing
                                                    Arrangements

15.  Control Persons and Principal Holders
     of Securities.........................         Miscellaneous

16.  Investment Advisory and Other
     Services..............................         Investment Advisory,
                                                    Distribution and Servicing
                                                    Arrangements; See Prospectus
                                                    - "Management"

17.  Brokerage Allocation and Other
     Practices.............................         Fund Transactions

18.  Capital Stock and Other Securities....         Description of Shares;
                                                    Additional Information
                                                    Concerning Fund Shares; See
                                                    Prospectus - "Dividends and
                                                    Distributions"

19.  Purchase, Redemption and Pricing of
     Securities Being Offered..............         Purchase and Redemption
                                                    Information; Valuation of
                                                    Shares; See Prospectus -
                                                    "How to Purchase Shares,"
                                                    "How to Redeem and Exchange
                                                    Shares" and "Shareholder
                                                    Servicing"

20.  Tax Status............................         Taxes; See Prospectus -
                                                    "Taxes"

21.  Underwriters..........................         Not Applicable

22.  Calculation of Performance Data.......         Performance Information

23.  Financial Statements..................         Financial Statements

                      PART C                        OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                                     [LOGO]
                                   PROSPECTUS
                               DECEMBER 29, 1995


     / / WARBURG PINCUS GROWTH & INCOME FUND
     / / WARBURG PINCUS BALANCED FUND
     / / WARBURG PINCUS TAX FREE FUND

                      WARBURG PINCUS GROWTH & INCOME FUND
                          WARBURG PINCUS BALANCED FUND
                          WARBURG PINCUS TAX FREE FUND

PROSPECTUS

                               December 29, 1995


The WARBURG PINCUS GROWTH & INCOME FUND (the "Growth & Income Fund"), the WARBURG PINCUS BALANCED FUND (the "Balanced Fund") and the WARBURG PINCUS TAX FREE FUND (the "Tax Free Fund") (collectively, the "Funds") consist of multiple classes of common stock of The RBB Fund, Inc. ("RBB"). RBB is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act") and incorporated under the laws of the State of Maryland on February 29, 1988. RBB currently operates or proposes to operate seventeen separate investment portfolios. The shares ("Shares") offered by this Prospectus represent interests in the Funds.
The Growth & Income Fund's investment objective is to provide long-term growth of capital and income and a reasonable current return. The Growth & Income Fund seeks to achieve its objectives by investing primarily in equity securities, and in various income producing securities including, but not limited to dividend paying equity securities, fixed income securities and money market instruments. The Growth & Income Fund may also purchase without limitation dollar-denominated American Depository Receipts ("ADRs"). ADRs are issued by domestic banks and evidence ownership of underlying foreign securities.
The Balanced Fund's investment objective is to maximize total return through a combination of long-term growth of capital and current income consistent with preservation of capital. It seeks to achieve this objective by diversified investments in common stocks, preferred stocks, debt securities, preferred stocks and debt securities which are convertible into common stocks and government, corporate, bank and commercial obligations. In implementing this objective, this Balanced Fund will use a multi-manager approach.
The Tax Free Fund's investment objective is to maximize current interest income which is exempt from Federal income taxes, consistent with preser-vation of capital. It seeks to achieve such objective by investing substantially all of its assets in a diver-sified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities ("Municipal Obligations"). During periods of normal market conditions, at least 80% of the net assets of the Tax Free Fund will be invested in Municipal Obligations, the interest on which is exempt from the regular Federal income tax and does not constitute an item of tax prefer-ence for purposes of the Federal alternative mini-mum tax ("Tax-Exempt Interest").
Each Fund offers a class of common shares that is "no load" ("No Load Shares"), available (a) directly from the Funds' distributor, Counsellors Securities Inc., ("Counsellors Securities") and (b) through various brokerage firms, including Charles Schwab & Company, Inc. Mutual Fund OneSourceTM Program and Fidelity Brokerage Services, Inc. FundsNetworkTM Program. See "How to Purchase Shares." No Load Shares of the Balanced Fund and the Tax Free Fund are subject to a 12b-1 fee of .25% per annum. No Load Shares of the Growth & Income Fund are not subject to a 12b-1 fee.
SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1995, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from RBB's distributor by calling (800) 257-5614.


--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
    THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
      THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES*

ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE REIMBURSEMENTS AND WAIVERS


                                                         GROWTH & INCOME                     TAX FREE
                                                              FUND          BALANCED FUND      FUND
                                                         ---------------    -------------    --------
Management fees**.....................................          .75%                0%            0%
12b-1 fees**..........................................           --               .25           .25
Other Expenses (after waivers and reimbursements).....          .47              1.35           .25
                                                                                                 --
                                                                ---               ---
Total Fund Operating Expenses (after waivers and
  reimbursements).....................................         1.22%             1.60%         .50%
                                                                                                 --
                                                                                                 --
                                                                ---               ---
                                                                ---               ---


EXAMPLE

    An investor would pay the following expenses on a $1,000 investment in each of the Funds, assuming
    (1) a 5% annual return, and (2) redemption at the end of each time period:


                                                                     ONE     THREE     FIVE      TEN
                                                                     YEAR    YEARS     YEARS    YEARS
                                                                     ----    ------    -----    -----
        Growth & Income Fund......................................   $ 12     $ 39      $67     $ 148
        Balanced Fund.............................................     16       50       87       190
        Tax Free Fund.............................................      5       16       28        63


------------
* No sales charge is imposed upon the purchase of shares of the Funds. Thus, the full amount of the purchase price of Fund shares will be invested at the time of purchase or upon any other exchange of Shares of other Warburg Pincus Funds without imposition of any sales charge.

** Management fees and 12b-1 fees are based on average daily net assets and are calculated daily and paid monthly.

    The caption "Other Expenses" does not include extraordinary expenses as determined by use of generally accepted accounting principles.

    The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses After Expense Reimbursements and Waivers" remain the same as the years shown. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in a Fund's shares, which fees are not reflected in the table. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term Shareholders of the Balanced Fund and the Tax Free Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (the "NASD"). How-ever, given the Funds' 12b-1 fees, it is estimated that it would require a substantial number of years to exceed the maximum permissable year-end sales charges.


    The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Shares of the Funds will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.) The expense figures for the Growth & Income Fund are based upon fees and costs as of August 31, 1995. Expenses for the Balanced and Tax Free Funds have been restated from actual expenses paid by such Funds during the year ended August 31, 1995 to reflect current expense levels. In addition, the Fee Table reflects a voluntary assumption of some of the additional expenses of the Balanced Fund and Tax Free Fund by the investment adviser. Assumption of additional expenses will have the effect of lowering the Balanced Fund and Tax Free Fund's respective overall expense ratios and increasing their respective yields to investors. There can be no assurance that the investment adviser will continue to assume such expenses. Absent such expense reimbursements, under current expense levels the actual expenses paid by the Balanced Fund and Tax Free Fund for the year ended August 31, 1995 would have been as follows:

ANNUAL FUND OPERATING EXPENSES BEFORE EXPENSE REIMBURSEMENTS AND WAIVERS


                                                   BALANCED FUND    TAX FREE FUND
                                                   -------------    -------------
Management fees.................................         .90%             .50%
12b-1 Fees......................................         .25              .25
Other Expenses..................................        4.89             1.37
                                                        ----             ----
Total Fund Operating Expenses...................        6.04%            2.12%
                                                        ====             ====



    The caption "Other Expenses" does not include extraordinary expenses as determined by use of generally accepted accounting principles.

OFFERING PRICES

    Shares which represent interests in the Funds will be offered to the public at the next determined net asset value after receipt of an order by the Funds. See "How to Purchase Shares."

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS

    The minimum initial investment for the Funds is $1,000. Subsequent investments must be $100 or more. See "How to Purchase Shares."

EXCHANGES

    Shares may be exchanged for Shares of other Warburg Pincus Funds at their net asset value next determined after receipt by the Funds of an exchange request. No exchange fee is currently charged for exchanges. See "How to Redeem and Exchange Shares."

REDEMPTION PRICE

    Shares may be redeemed at any time at their net asset value next determined after receipt by Warburg Pincus Funds of a redemption request. The Funds reserve the right, upon 30 days written notice, to redeem an account in the Funds if the total value of the investor's Shares in that account falls below $500 and is not increased to at least such amount within such 30-day period. See "How to Redeem and Exchange Shares--Redemption of Shares."

RISK FACTORS

    An investment in the Growth & Income, Balanced or Tax Free Funds is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." As with other mutual funds, there can be no assurance that any Fund will achieve its objective. The Funds, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the purchase of mortgage-related securities, the lending of portfolio securities and engaging in options and futures transactions, engaging in secured borrowings and investing in lower rated fixed-income securities. High yield bonds are commonly referred to as "junk bonds." All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

SHAREHOLDER INQUIRIES

    Any questions or communications regarding a shareholder account should be directed to Warburg Pincus Funds at 1-800-888-6878 and direct communications to P.O. Box 9030 Boston, Massachusetts 02205-9030.

FINANCIAL HIGHLIGHTS


   The tables below sets forth certain information concerning the investment results of the RBB classes representing interests in No Load Shares of the Warburg Pincus Growth & Income, Balanced and Tax Free Funds, for the periods indicated. The financial data included in these tables for each of the years ended August 31, 1991 through 1995 are a part of RBB's financial statements for the Funds which have been audited by Coopers & Lybrand L.L.P., RBB's independent accountants, whose current report thereon appears in the Statement of Additional Information along with the financial statements. The financial data for the Funds for the year ended August 31, 1990 and the period ended August 31, 1989 is part of previous financial statements audited by Coopers & Lybrand L.L.P. The financial data included in these tables should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the performance of the Funds is contained in the Fund's Annual Report to shareholders. The Annual Report and the Statement of Additional Information may be obtained by contacting the Warburg Pincus Funds. See "Other Information--Reports and Inquiries."



WARBURG PINCUS GROWTH & INCOME FUND(D)
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                       FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                                     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                   AUGUST 31, 1995  AUGUST 31, 1994  AUGUST 31, 1993  AUGUST 31, 1992  AUGUST 31, 1991
                                   ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value, beginning of
  period.........................   $       14.56      $   16.72         $ 11.99          $ 12.11          $ 11.00
                                   ---------------       -------          ------           ------           ------
   Income from Investment
    Operations:

   Net investment income.........         0.2224           .0785           .0464            .1912            .3744
   Net gains (losses) on
    securities (both realized and
      unrealized)................         1.9834          1.8151          4.8499            .0402           1.6891
                                   ---------------       -------          ------           ------           ------
   Total from investment
     operations..................         2.2058          1.8936          4.8963            .2314           2.0635
                                   ---------------       -------          ------           ------           ------
   Less Distributions
   Dividends (from net investment
     income).....................        (0.1824)         (.0785)         (.0875)          (.1871)          (.4043)
   Distributions (from capital
     gains)......................        (0.1834)        (3.9751)         (.0788)          (.1643)          (.5492)
                                   ---------------       -------          ------           ------           ------
   Total distributions...........        (0.3658)        (4.0536)         (.1663)          (.3514)          (.9535)
                                   ---------------       -------          ------           ------           ------
Net asset value, end of period...    $     16.40       $   14.56         $ 16.72          $ 11.99          $ 12.11
                                   ---------------       -------          ------           ------           ------
                                   ---------------       -------          ------           ------           ------
Total Returns....................          15.62%          14.41%          41.17%(e)         1.99%(e)        19.91%(e)
Ratios/Supplemental Data:
   Net assets, end of period
     (000).......................    $ 1,038,193       $ 410,658         $60,689          $28,976          $24,726
   Ratios of expenses to average
   net assets....................           1.22%           1.28%(a)        1.14%(a)         1.25%(a)         1.30%(a)
   Ratios of net investment
    income to average net
      assets.....................           1.64%            .41%            .30%            1.66%            3.42%

Portfolio turnover rate..........            109%            150%            344%             175%              41%

                                                     FOR THE PERIOD
                                                     OCTOBER 6, 1988
                                       FOR THE        (COMMENCEMENT
                                     YEAR ENDED     OF OPERATIONS) TO
                                   AUGUST 31, 1990   AUGUST 31, 1989
                                   ---------------  -----------------
Net asset value, beginning of
  period.........................      $ 11.53           $ 10.00
                                         -----             -----
   Income from Investment
    Operations:
   Net investment income.........        .3574             .3876
   Net gains (losses) on
    securities (both realized and
      unrealized)................       (.1856)           1.4225
                                         -----             -----
   Total from investment
     operations..................        .1718            1.8101
                                         -----             -----
   Less Distributions
   Dividends (from net investment
     income).....................       (.3951)           (.2833)
   Distributions (from capital
     gains)......................       (.3067)          --
                                         -----             -----
   Total distributions...........       (.7018)           (.2833)
                                         -----             -----
Net asset value, end of period...      $ 11.00           $ 11.53
                                         -----             -----
                                         -----             -----
Total Returns....................         1.48%(e)         18.48%(c)(e)
Ratios/Supplemental Data:
   Net assets, end of period
     (000).......................      $ 1,396           $ 1,150
   Ratios of expenses to average
     net assets..................         1.40%(a)          1.40%(a)(b)
   Ratios of net investment
    income to average net
      assets.....................         3.32%             4.32%(b)
Portfolio turnover rate..........           98%              111%(c)


------------

(a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Warburg Pincus Growth & Income Fund would have been 1.28%, 1.14%, 1.28%, 2.17% and 3.81% for the years ended August 31,
    1994, 1993, 1992, 1991 and 1990, respectively, and 2.82% annualized for the period ended August 31, 1989.


(b) Annualized.


(c) Not annualized.


(d) Financial Highlights relate solely to the No Load Class of shares of the Fund. Formerly the Equity Growth & Income Portfolio. Prior to October 1, 1993, the Fund was advised by PNC Institutional Management Corporation.



(e) Sales load not reflected in total return. The sales load was eliminated effective July 29, 1993.

WARBURG PINCUS BALANCED FUND(E)
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                       FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                                     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                   AUGUST 31, 1995  AUGUST 31, 1994  AUGUST 31, 1993  AUGUST 31, 1992  AUGUST 31, 1991
                                   ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value, beginning of
  period.........................     $   11.01        $   11.71        $   12.04         $ 12.05          $ 10.60
                                        -------          -------          -------          ------           ------
   Income from Investment
    Operations

   Net investment income.........        0.2080            .4132            .5555           .4408            .4213
   Net gains (losses) on
    securities (both realized and
      unrealized)................        1.7225            .3248           1.1253           .5155           1.7196
                                        -------          -------          -------          ------           ------
   Total from Investment
     Operations..................        1.9305            .7380           1.6808           .9563           2.1409
                                        -------          -------          -------          ------           ------
   Less Distributions
   Dividends (from net investment
     income).....................       (0.3136)          (.4586)          (.5412)         (.3713)          (.4128)
   Distributions (from capital
     gains)......................       (1.5069)          (.9794)         (1.4696)         (.5950)          (.2781)
                                        -------          -------          -------          ------           ------
   Total Distributions...........       (1.8205)         (1.4380)         (2.0108)         (.9663)          (.6909)
                                        -------          -------          -------          ------           ------
Net asset value, end of period...     $   11.12        $   11.01        $   11.71         $ 12.04          $ 12.05
                                        -------          -------          -------          ------           ------
                                        -------          -------          -------          ------           ------
Total Return.....................         21.56%            6.86%(b)        15.27%(b)        8.07%(b)        21.18%(b)
Ratios/Supplemental Data
   Net assets, end of period
     (000).......................     $   5,342        $     808        $     762         $ 1,026          $ 1,290
   Ratios of expenses to average
     net assets..................          1.53%(a)            0%(a)            0%(a)         .67%(a)         1.40%(a)
   Ratios of net investment
    income to average net
      assets.....................          2.27%            3.76%            4.13%           3.68%            3.58%

Portfolio turnover rate..........           107%              32%              30%             93%              76%

                                                     FOR THE PERIOD
                                                     OCTOBER 6, 1988
                                       FOR THE        (COMMENCEMENT
                                     YEAR ENDED     OF OPERATIONS) TO
                                   AUGUST 31, 1990   AUGUST 31, 1989
                                   ---------------  -----------------
Net asset value, beginning of
  period.........................      $ 11.32           $ 10.00
                                        ------            ------
   Income from Investment
    Operations
   Net investment income.........        .4080             .4371
   Net gains (losses) on
    securities (both realized and
      unrealized)................       (.2785)           1.2239
                                        ------            ------
   Total from Investment
     Operations..................        .1295            1.6610
                                        ------            ------
   Less Distributions
   Dividends (from net investment
     income).....................       (.4296)           (.3419)
   Distributions (from capital
     gains)......................       (.4199)          --
                                        ------            ------
   Total Distributions...........       (.8495)           (.3419)
                                        ------            ------
Net asset value, end of period...      $ 10.60           $ 11.32
                                        ------            ------
                                        ------            ------
Total Return.....................         1.09%(b)         17.03%(b)(d)
Ratios/Supplemental Data
   Net assets, end of period
     (000).......................      $ 1,373           $ 1,128
   Ratios of expenses to average
     net assets..................         1.40%(a)          1.40%(a)(c)
   Ratios of net investment
    income to average net
      assets.....................         3.80%             4.90%(c)
Portfolio turnover rate..........           95%               35%(d)


------------

(a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Balanced Fund would have been 6.04%, 5.46%, 5.37%, 3.88%, 3.89% and 3.76% for the years ended August 31, 1995, 1994,
    1993, 1992, 1991 and 1990, respectively, and 2.83% annualized for the period ended August 31, 1989.


(b) Sales load not reflected in total return. The sales load was eliminated effective August 31, 1994.


(c) Annualized.


(d) Not Annualized.


(e) Financial Highlights relate to the No Load Class of shares of the Fund. Formerly the Balanced Portfolio. Prior to October 1, 1994, the Fund was advised by PNC Institutional Management Corporation.

WARBURG PINCUS TAX FREE FUND(D)
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                                    FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                        ENDED            ENDED            ENDED            ENDED            ENDED
                                   AUGUST 31, 1995  AUGUST 31, 1994  AUGUST 31, 1993  AUGUST 31, 1992  AUGUST 31, 1991
                                   ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value, beginning of
  period.........................     $   10.40        $   11.53        $   11.04        $   10.46        $   10.05
                                        -------          -------          -------          -------          -------
   Income from Investment
    Operations:

   Net investment income.........        0.5426           0.6026           0.6385           0.6771           0.6027
   Net gains (losses) on
    securities (both realized and
      unrealized)................        0.3077          (0.6259)          0.8654           0.6145           0.4402
                                        -------          -------          -------          -------          -------
   Total from Investment
      Operations.................        0.8503          (0.0233)          1.5039           1.2916           1.0429
                                        -------          -------          -------          -------          -------
   Less Distributions:
   Dividends (from net investment
     income).....................       (0.5426)         (0.6092)         (0.6725)         (0.6345)         (0.6212)
   Distributions (in excess of
    net investment income).......       --               (0.0135)         --               --               --
   Distributions (from capital
     gains)......................       (0.2979)         (0.4886)         (0.3414)         (0.0771)         (0.0117)
                                        -------          -------          -------          -------          -------
   Total distributions...........       (0.8403)         (1.1113)         (1.0139)         (0.7116)         (0.6329)
                                        -------          -------          -------          -------          -------
Net asset value, end of period...     $   10.41        $   10.40        $   11.53        $   11.04        $   10.46
                                        -------          -------          -------          -------          -------
                                        -------          -------          -------          -------          -------
Total Return.....................          8.89%(e)        (0.30%)(e)        14.45%(e)        12.77%(e)        10.66%(e)
Ratios/Supplemental Data
   Net assets, end of period
     (000).......................     $   4,127        $   5,465        $   6,631        $   6,491        $   8,840
   Ratios of expenses to average
     net assets..................           .48%(a)          .15%(a)          .17%(a)          .33%(a)          .83%(a)
   Ratios of net investment
    income to average net
      assets.....................          5.53%            5.51%            5.71%            6.21%            6.02%

Portfolio turnover rate..........            38%              20%              70%              78%              63%

                                                     FOR THE PERIOD
                                                    OCTOBER 18, 1988
                                    FOR THE YEAR    (COMMENCEMENT OF
                                        ENDED        OPERATIONS) TO
                                   AUGUST 31, 1990  AUGUST 31, 1989
                                   ---------------  ----------------
Net asset value, beginning of
  period.........................     $   10.28         $  10.00
                                        -------          -------
   Income from Investment
    Operations:
   Net investment income.........         .5940            .5273
   Net gains (losses) on
    securities (both realized and
      unrealized)................        (.1741)           .0247
                                        -------          -------
   Total from Investment
     Operations..................         .4199            .7320
                                        -------          -------
   Less Distributions:
   Dividends (from net investment
     income).....................        (.6499)          (.4549)
   Distributions (in excess of
    net investment income).......       --               --
   Distributions (from capital
     gains)......................       --               --
                                        -------          -------
   Total distributions...........        (.6499)          (.4549)
                                        -------          -------
Net asset value, end of period...     $   10.05         $  10.28
                                        -------          -------
                                        -------          -------
Total Return.....................          4.00%(e)         7.49%(c)(e)
Ratios/Supplemental Data
   Net assets, end of period
     (000).......................     $   1,187         $  1,095
   Ratios of expenses to average
     net assets..................          1.25%(a)         1.25%(a)(b)
   Ratios of net investment
    income to average net
     assets......................          5.74%            6.01%(b)
Portfolio turnover rate..........            10%             175%(c)


------------

(a) Without the waiver of advisory, administration and custody fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Warburg Pincus Tax Free Fund would have been 2.12%, 1.84%, 1.76%, 1.61%, 3.06% and 3.75% for the years ended August 31,
    1995, 1994, 1993, 1992, 1991 and 1990, respectively, and 2.48% annualized for the period ended August 31, 1989.


(b) Annualized.


(c) Not Annualized.


(d) Formerly the Tax-Free Portfolio. Prior to April 10, 1995, the Fund was advised by PNC Institutional Management Corporation.


(e) Sales load not reflected in total return. The sales load was eliminated effective February 1, 1995.

INVESTMENT OBJECTIVES AND POLICIES
GROWTH & INCOME FUND

    The Growth & Income Fund's investment objectives are to provide long-term growth of capital and income and a reasonable current return. The Growth & Income Fund seeks to achieve its objectives by investing primarily in equity securities. Equity securities include common stocks, securities which are convertible into common stocks and readily marketable securities, such as rights and warrants, which derive their value from common stock. The Growth & Income Fund seeks to achieve its income objective by investing in various income producing securities including, but not limited to, dividend paying equity securities and fixed income securities. The portion of the Fund invested from time to time in equity securities, fixed income securities and money market securities will vary depending on market conditions and there may be extended periods when the Fund is primarily invested in one of them. In addition, the amount of income generated from the Fund will fluctuate depending, among other things, on the composition of the Fund's holdings and the level of interest and dividend income paid on those holdings. Investments in common stock in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in the Growth and Income Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. The Growth & Income Fund may also purchase without limitation dollar-denominated American Depository Receipts ("ADRs"). ADRs are issued by domestic banks and evidence ownership of underlying foreign securities. The policy of the Growth & Income Fund is to invest substantially all of its assets in equity securities under normal market conditions.


DEBT SECURITIES. The Growth & Income Fund may invest in debt securities rated no less than investment grade by either Standard & Poor's or Moody's. Bonds in the lowest investment grade debt category (e.g., bonds rated BBB by Stan-dard & Poor's Corporation or Baa by Moody's Investors Services, Inc.) have speculative charac-teristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and inter-est payments than is the case with higher grade bonds. The Growth & Income Fund may retain a bond which was rated as investment grade at the time of purchase but whose rating is subse-quently downgraded below investment grade.



FOREIGN SECURITIES. The Growth & Income Fund may invest up to 10% of its total assets in securities of foreign issuers. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the U.S. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Growth & Income Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Growth & Income Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See "Investment Objectives and Policies--Foreign Securities" in the Statement of Additional Information.


ILLIQUID SECURITIES. The Growth & Income Fund will not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Growth & Income Fund's adviser will monitor the liquidity of such restricted securities under the supervision of the investment adviser and the Board of Directors. See "Investment Objectives and Policies-- Illiquid Securities" in the Statement of Additional Information.

OPTIONS AND FUTURES CONTRACTS. The Growth & Income Fund may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Growth & Income Fund may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes or for other purposes so long as aggregate initial margins and premiums required for non-hedging positions do not exceed 5% of its net assets, after taking into account any unrealized profits and losses on any such contracts it has entered into. However, the Growth & Income Fund may not write put options or purchase or sell futures contracts or options on futures contracts to hedge more than its total assets unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets.

    Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

    The Growth & Income Fund will engage in unlisted over-the-counter options only with broker/dealers deemed creditworthy by its invest-ment adviser. Closing transactions in certain options are usually effected directly with the same broker/dealer that effected the original option transaction. The Growth & Income Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that the Growth & Income Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

    To enter into a futures contract, the Growth & Income Fund must make a deposit of an initial margin with its custodian in a segregated account in the name of its futures broker. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable.

    The risks related to the use of options and futures contracts include: (i) the correlation between movements in the market price of a Fund's investments (held or intended for purchase) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of options and futures by the Growth & Income Fund is subject to the investment adviser's ability to correctly predict movements in the direction of the market. For example, if the Growth & Income Fund uses future contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Growth & Income Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in future pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract. For a further discussion see "Investment Policies" in the Statement of Additional Information.

PORTFOLIO TURNOVER. The Growth & Income Fund will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of general market, economic or financial conditions. As a result, the Fund may engage in a substantial number of portfolio transactions which could cause the portfolio turnover rate to exceed 100%, although under normal conditions the Growth & Income Fund does not anticipate that its annual portfolio turnover rate will exceed 100%. However, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund during the year.

    The anticipated portfolio turnover rate for the Growth & Income Fund may be greater than that of many other investment companies. A higher than normal portfolio turnover rate may affect the degree to which the Fund's net asset value fluctuates. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. The amount of portfolio activity will not be a limiting factor when making portfolio decisions. See Statement of Additional Information "Fund Transactions" and "Taxes."

TEMPORARY DEFENSIVE MEASURES. The Growth & Income Fund reserves the right to hold, as a temporary defensive measure, cash and eligible, U.S.
dollar-denominated money market instruments, as well as securities subject to repurchase agreements. The Growth & Income Fund's investment adviser will determine when market conditions warrant temporary defensive measures.

    The Growth & Income Fund's investment objectives and the policies described above may be changed by RBB's Board of Directors without the affirmative vote of the holders of a majority of the outstanding Shares representing interests in the Growth & Income Fund. Such changes may result in the Growth & Income Fund having investment objectives which differ from those an investor may have considered at the time of investment. There is no assurance that the Growth & Income Fund's investment objective will be achieved.

BALANCED FUND

    The Balanced Fund's investment objective is to maximize total return through a combination of long-term growth of capital and current income consistent with preservation of capital. The Balanced Fund seeks to achieve this objective through a policy of diversified investment in common stocks, preferred stocks, debt securities, preferred stocks and debt securities which are convertible into common stocks, and government, corporate, bank and commercial obligations. At all times, the Balanced Fund will have a minimum of 25% of its assets in stocks and minimum of 25% in fixed income securities. Compliance with such percentage requirement may limit the ability of the Balanced Fund to maximize total return. With respect to convertible senior securities, only that portion of the value of such securities attributable to their fixed income characteristics will be used for purposes of determining the percentage of the assets of the Balanced Fund that are invested in fixed-income senior securities. The actual percentage of assets invested in equity and fixed-income securities will vary from time to time, depending on the judgment of the investment adviser as to general market and economic conditions, trends and yields and interest rates and changes in fiscal and monetary policies.

MULTI-MANAGER APPROACH. The Balanced Fund will be managed by a team of senior managers of the investment adviser, Warburg, Pincus Counsellors, Inc. ("WPC"). Six of the managers will be dedicated to managing portions of the Balanced Fund allocated to equities; one manager will select and manage the fixed income securities which comprise the fixed income portion of the Balanced Fund. Dale C. Christensen and Anthony G. Orphanos, Managing Directors of WPC, will be designated overall portfolio strategists and will be responsible for determining the portion of the Balanced Fund to be allocated between equity and fixed income securities, and the allocation among the various equity sectors.

    Equity Investment. Each of the equity portfolio managers will manage an allocated portion of the equity holdings of the Balanced Fund; each manager will manage his/her portion with a different investment emphasis or approach, but consistent with the overall objective of long-term growth of capital for the Balanced Fund's common stock portion.

    The four areas represented by the equity portfolio managers are: (1) U.S. Value Sector, managed by Anthony G. Orphanos, will invest primarily in stocks whose acquisition price represents low absolute or relative value, based on historical and financial analysis, and compared to other stocks and sectors of the Standard & Poor's 500 universe of common stocks and other indices. (2) U.S Small Company Sector, managed by Elizabeth B. Dater and Stephen J. Lurito, will invest primarily in common stocks and warrants of small capitalization and emerging growth U.S. companies that represent attractive opportunities for maximum capital appreciation. Emerging growth companies are small and medium-sized companies that have passed their start up phase and that show positive earnings and prospects for achieving significant profit and gain in a relatively short period of time. (3) U.S. Mid-Cap Sector, managed by George U. Wyper and Susan L. Black, will invest primarily in a diversified portfolio of common stocks, warrants and securities convertible into or exchangeable for common stock securities of domestic companies which have market capitalizations in the $660 million to $13.8 billion range, commonly referred to as middle capitalization or "mid-cap," and includes a potential universe of companies in such indices as the Russell Midcap Index and Standard & Poor's Midcap 400 Index. The portfolio manager will attempt to identify sectors of the market and companies within market sectors that he believes will outperform the overall market. And, (4) International Equity Sector, managed by Richard H. King and Nicholas P.W. Horsley, will invest primarily in a broadly diversified portfolio of equity securities of companies that, wherever organized, have their principal business activities and interests outside the United States. The international equity managers intend to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earnings power and improved utilization or recognition of assets. Investments may be made in equity securities of companies of any size, whether traded on or off a national securities exchange. Investments in foreign securities involve risks not otherwise associated with investments in domestic securities, including risks of currency fluctuations, tax or excessive government regulation, and political instability. See "Investment Objectives and Policies--Growth & Income Fund--Foreign Securities" above.


    Fixed Income Investment. The fixed income portion, managed by Mr. Christensen, will invest primarily in debt instruments such as corporate obligations, U.S. Government obligations, municipal obligations and mortgage-related debt securities.

CORPORATE OBLIGATIONS. The Balanced Fund may invest in debt obligations of corporations, such as corporate bonds, debentures, debentures convertible into common stocks, and notes, which, at the time of purchase for the Fund, are rated "AAA," "AA" or "A" by Standard & Poor's Corporation ("S&P") or "Aaa," "Aa" or "A," by Moody's Investors Service, Inc. ("Moody's"). These ratings are described in the Appendix to this Prospectus. The Balanced Fund may also purchase debt obligations which are unrated at the time of purchase provided they are determined by the Fund's investment adviser to be of comparable quality to rated obligations pursuant to guidelines approved by RBB's Board of Directors. Such obligations may include dollar-denominated debt obligations of foreign issuers.

    In selecting debt securities for the Balanced Fund, the investment adviser will review and monitor the creditworthiness of each issuer and issue, in addition to relying on ratings assigned by S&P or Moody's as indicators of quality. Interest rate trends and specific developments which may affect individual issuers will also be analyzed.

U.S. GOVERNMENT OBLIGATIONS. The Balanced Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations which may be so purchased include obligations of agencies and instrumentalities of the U.S. Government which are supported by the full faith and credit of the U.S. or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association and the Federal Housing Authority, or obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Mortgage Corporation, or obligations supported only by the credit of the agency or instrumentality issuing the obligation, such as securities of the Federal National Mortgage Association and the Federal Loan Banks.

"WHEN-ISSUED" SECURITIES. The Balanced Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Balanced Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset when the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Balanced Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Balanced Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

MUNICIPAL OBLIGATIONS. When conditions warrant, the Balanced Fund may also invest without limitation in Municipal Obligations, whether or not the income thereon is exempt from regular Federal income tax, provided that the Municipal

Obligations are determined by the Fund's investment adviser to present minimal credit risks and at the time of purchase are rated "A" or higher by S&P or by Moody's in the case of bonds, "SP-1" by S&P or "MIG-2" or higher by Moody's in the case of notes, or "VMIG-2" or higher by Moody's in the case of variable rate demand notes, or if unrated, are determined by the investment adviser to be of comparable quality pursuant to guidelines adopted by RBB's Board of Directors. For a more complete discussion of Municipal Obligations, see "Tax Free Portfolio--Municipal Obligations" below and "Investment Objectives and Policies--Municipal Obligations" in the Statement of Additional Information.

MORTGAGE-RELATED DEBT SECURITIES. The Balanced Fund may purchase without limitation mortgage-related debt securities. Such securities represent interests in pools of mortgage loans to residential home buyers made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Balanced Fund) by various governmental, government-related and private organizations. Mortgage-related securities may include asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Purchasable mortgage-related securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Balanced Fund since the remaining maturity of any asset-backed security acquired will be 397 days or less.

    Interests in pools of mortgage loans differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities will provide a monthly payment to the Balanced Fund which consists of both interest and principal payments. In effect, these payments are "pass-throughs" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to the Fund may be derived from repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as "modified pass-throughs." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

    The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, prepayments of the mortgages included in the underlying mortgage pool will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. The volume of such prepayments of principal in a given pool will influence the actual yield of mortgage-related securities, and principal returned to the Balanced Fund as a holder of such securities may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had such prepayments not occurred. When interest rates are decreasing, such prepayments usually increase, thereby reducing the average life of a pool. As a result, the reinvestment of such principal prepayments will be at a lower rate than that on the original mortgage-related security, and thus the Balanced Fund's yield will be lower. In addition, when interest rates are decreasing, the value of mortgage-related securities may not increase as much as the value of other debt securities. In quoting yields for mortgage-related securities, the standard practice is to assume that the securities will have a 12-year life. As previously noted, however, the life of individual pools may differ widely and the actual yield earned on mortgage-related securities may differ significantly from the estimated yield based on the 12-year life assumption.

    The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the U.S. Department of Housing and Urban Development. Pass-through securities issued by GNMA are guaranteed by the full faith and credit of the U.S. Government as to the timely payment of principal and interest. The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation ("FHLMC") is a government-sponsored corporation owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal but PCs are not backed by the full faith and credit of the U.S. Government.

    Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan and pool insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Balanced Fund's investment quality standards. Private insurers provide less assurance than government or government-related insurers that they will be able to meet their obligations. The Balanced Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the financial condition and business history of the pooler, including among other things the pooler's loan experience, profitability, capital adequacy, liquidity, foreign exposure, and management, the Balanced Fund's investment adviser determines that the pooler is creditworthy. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

    Corporations that are government owned, government-related or are private mortgage poolers may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Balanced Fund's adviser will consider making investments in such new types of securities consistent with the Balanced Fund's investment objectives and policies and with due regard to those quality and credit standards, which, in the investment adviser's view, are applicable to such investments.

WARRANTS. The Balanced Fund may purchase warrants provided that they are attached to securities that may otherwise be purchased by the Fund.


INTEREST RATES. As a general rule, the price of fixed income instruments tends to move inversely to changes in market interest rates.


ILLIQUID SECURITIES. The Balanced Fund will not invest more than 15% of its net assets in illiquid securities. See "Investment Objectives and Policies--Growth & Income Fund--Illiquid Securities" above, and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

PORTFOLIO TURNOVER. The Balanced Fund will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of general market, economic or financial conditions. As a result, the Fund may engage in a substantial number of portfolio transactions. The Balanced Fund anticipates that, under normal conditions, its annual portfolio turnover rate should not exceed 100% for the equity portion and 100% for the fixed income portion. However, it is impossible to predict portfolio turnover rates. For a discussion of the effects of higher portfolio turnover rates, see "Investment Objectives and Policies--Growth & Income Fund--Portfolio Turnover."

TEMPORARY DEFENSIVE MEASURES. The Balanced Fund also reserves the right, as a temporary defensive measure, to purchase eligible, U.S. dollar-denominated money market instruments and securities subject to repurchase agreements. The Fund's investment adviser will determine when market conditions warrant temporary defensive measures.


SMALL CAP STOCKS. Securities of companies with small capitalizations ("small-cap companies") tend to be riskier than securities of companies with medium or large capitalizations. This is because small-cap companies typically have smaller product lines and less access to liquidity than mid-cap or large-cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of small-cap com-panies tend to be less certain than mid- or large-cap companies, and the dividends paid on small-cap stocks are frequently negligible. Moreover, small cap stocks have, on occasion, fluctuated in the opposite direction of large-cap stocks or the general stock market. Consequently, securities of small-cap companies tend to be more volatile than those of mid- and large-cap companies.



FOREIGN SECURITIES. The Balanced Fund will not invest more than 10% of its net assets in foreign securities. See "Investment Objectives and Poli-cies--Growth & Income Fund--Foreign Securities."



OPTIONS AND FUTURE CONTRACTS. The Balanced Fund may write or purchase options and future contracts for hedging purposes. See "Investment Objectives and Policies--Growth & Income Fund--Options and Future Contracts."


    The investment objective and policies of the Balanced Fund described above may be changed by RBB's Board of Directors without the approval of a majority of the outstanding Shares representing interest in the Fund. Such changes may result in the Fund having investment objectives which differ from those an investor may have considered at the time of investment. There is no assurance that the investment objective of the Balanced Fund will be achieved.

TAX FREE FUND

    The Tax Free Fund's investment objective is to maximize current interest income which is exempt from Federal income taxes, consistent with preservation of capital. The Tax Free Fund intends to meet its investment objective by investing substantially all of its assets in a diver-sified portfolio of Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular Federal income tax. During periods of normal market conditions, at least 80% of the net assets of the Tax Free Fund will be invested in Municipal Obligations, the interest on which is Tax-Exempt Interest.

MUNICIPAL OBLIGATIONS. The Fund invests in Municipal Obligations which are determined by the Fund's investment adviser to present minimal credit risks pursuant to guidelines established by RBB's Board of Directors and which at the time of purchase are considered to be "high grade"-- e.g., rated "A" or higher by S&P or "A" or higher by Moody's in the case of bonds; rated "SP-1" by S&P or "MIG-1" by Moody's in the case of notes; rated "VMIG-1" by Moody's in the case of variable rate demand notes; or rated "A-1" by S&P or "Prime-1" by Moody's in the case of tax-exempt commercial paper. In addition, the Fund may invest in "high quality" notes and tax-exempt commercial paper rated "MIG-2," "VMIG-2," or "Prime-2" by Moody's or "A-2" by S&P if deemed advisable by the Fund's investment adviser. The Fund may also purchase securities that are unrated at the time of purchase provided that the securities are determined to be of comparable quality by the Fund's investment adviser pursuant to guidelines approved by RBB's Board of Directors. The applicable Municipal Obligations ratings are described in the Appendix to this Prospectus.

    The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

    Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

    Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Fund will have been determined by the Fund's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Fund pursuant to guidelines adopted by RBB's Board of Directors. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding one year, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Fund is not entitled to exercise its demand rights. The Fund could, for this or other reasons, suffer a loss to the extent of the default. The Fund invests in variable rate demand notes only when the Fund's investment adviser deems the investment to involve minimal credit risk. The Fund's invest-ment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Fund should continue to hold such notes.

    The Tax Reform Act of 1986 substantially revised provisions of prior law affecting the issuance and use of proceeds of certain Municipal Obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Interest on private activity bonds issued after August 15, 1986 is tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. In addition, interest on certain private activity bonds issued after August 7, 1986 that is received by taxpayers subject to alternative minimum tax is taxable. The Act has generally not changed the tax treatment of bonds issued to finance governmental operations. As used in this Prospectus, the term "private activity bonds" also includes industrial development revenue bonds issued prior to the effective date of the provisions of the Tax Reform Act of 1986. To the extent the Fund invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Fund may constitute an item of tax preference for purposes of the Federal alternative minimum tax ("AMT Interest"). Investors should also be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

    Although the Tax Free Fund may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects and (iii) private activity bonds bearing Tax Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Tax Free Fund's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Fund will be subject to the peculiar risks presented by the laws and eco-nomic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

TEMPORARY DEFENSIVE MEASURES. The Fund may hold uninvested cash reserves pending invest-ment during temporary defensive periods or if, in the opinion of the Fund's investment adviser, suitable Municipal Obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when-issued" basis. See "Balanced Fund--'When-Issued' Securi-ties" above. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

STAND-BY COMMITMENTS. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a standby commitment, a dealer would agree to purchase at the Fund's option specified Municipal Obligations at a specified price. The acquisition of a standby commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Fund will acquire standby commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

ILLIQUID SECURITIES. The Tax Free Fund will not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available mar-ket or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Fund's investment adviser will monitor the liquidity of such restricted securities under the supervision of RBB's Board of Directors. See "Investment Objectives and Policies-- Illiquid Securities" in the Statement of Additional Information.

TAX-EXEMPT DERIVATIVE SECURITIES. The Tax Free Fund may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Fund to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evi-dencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Fund from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Fund in purchasing such securities. Neither the Fund nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

    The Tax Free Fund's investment objective and the policies described above may be changed by RBB's Board of Directors without the affirmative vote of the holders of a majority of outstanding Shares of RBB representing interests in the Fund. Such changes may result in the Fund having investment objectives which differ from those an investor may have considered at the time of investment. There is no assurance that the investment objective of the Tax Free Fund will be achieved.

INVESTMENT LIMITATIONS

    The Funds may not change the following investment limitations (with certain exceptions, as noted below) without the affirmative vote of the holders of a majority of a Fund's outstanding Shares. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

    1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of a Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Fund, except that up to 25% of the value of a Fund's total assets may be invested without regard to such limitations.

    2. Purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of a Fund to be invested in the obligations of issuers in the same industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

    In addition, the Growth & Income Fund may not borrow money, except from banks or by entering into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing or reverse repurchase agreement and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing; or purchase portfolio securities while borrowings and reverse repurchase agreements in excess of 5% of the Fund's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Growth & Income Fund's securities by enabling the Growth & Income Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

    Similarly, the Balanced Fund and the Tax Free Fund may not borrow money, except from banks or by entering into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 30% of the value of such Fund's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of such Fund; or mortgage, pledge or hypothecate any of their respective assets except in connection with any such borrowing or reverse repurchase agreement and in amounts not in excess of 125% of the dollar amounts borrowed; or purchase portfolio securities while borrowings and reverse repurchase agreements in excess of 5% of such Fund's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Balanced Fund and Tax Free Fund's securities by enabling these Funds to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

    In addition, the Tax Free Fund may not change its policy of investing, during normal market conditions, at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.

MANAGEMENT

BOARD OF DIRECTORS. The business and affairs of RBB and the Funds are managed under the direction of RBB's Board of Directors.


INVESTMENT ADVISER. Warburg, Pincus Counsellors, Inc. ("WPC"), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P., serves as the investment adviser to the Funds. WPC, organized in 1970, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. WPC currently manages approximately $12 billion in assets, of which approximately $6 billion are investment companies. WPC's principal offices are located at 466 Lexington Avenue, New York, New York 10017-3147. As adviser to the Funds, WPC is responsible for overall management of the Funds, and is responsible for all purchases and sales of portfolio securities for the Funds.


    WPC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the Funds. Qualified recipients are securities dealers who have sold Fund Shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Fund shares.

GROWTH & INCOME FUND. Anthony G. Orphanos, a Managing Director of WPC who has been with WPC for the last sixteen years, is Chief Investment Officer and is responsible for the day-to-day management of the Growth & Income Fund's investments. Mr. Orphanos has been the portfolio manager of the Growth & Income Fund since WPC began serving as sub-advisor to the Fund in November 1991.

    Linda Diaz, CFA, Assistant Vice President, is a research analyst and assistant portfolio man-ager for the Warburg Pincus Growth & Income Fund. Ms. Diaz has been with WPC since 1995 and has 10 years of investment experience. Prior to joining WPC, Ms. Diaz was an Assistant Vice President and portfolio manager in the Asset Management Division for Kidder Peabody & Co. She received her B.S. degree from The Wharton School, University of Pennsylvania.

    For the services provided and expenses assumed by it, WPC is entitled to receive a fee from RBB computed daily and payable monthly at an annual rate of
 .75% of the Growth & Income Fund's average daily net assets. This fee is higher than that paid by most investment companies.

BALANCED FUND. Dale C. Christensen, a Managing Director of WPC, has been with WPC since 1989, prior to which he was a Vice President in the International Private Banking division and the domestic pension fund management division at Citicorp, a Fixed Income Portfolio Manager at CIC Asset Management and a Vice President of Investments at First City Trust. Mr. Christensen and Mr. Orphanos are the overall portfolio strategists for the Balanced Fund and are responsible for determining the portion of the Fund to be allocated among the various fixed income and equity sectors. Mr. Christensen also manages the fixed income portion of the Balanced Fund. Mr. Orphanos is responsible for the U.S. Value Sector. Elizabeth B. Dater and Stephen J. Lurito are responsible for the U.S. Small Company Sector. Ms. Dater is a Managing Director of WPC and has been with WPC since 1978. Mr. Lurito is a Managing Director at WPC and has been with WPC since 1987. George U. Wyper and Susan L. Black manage the U.S. Mid-Cap Sector. Mr. Wyper is a Managing Director and joined WPC in August 1994, before which time he was chief investment officer of White River Corporation and president of Hanover Advisors, Inc. (1993-August 1994), chief investment officer of Fund American Enterprises, Inc. (1991-1993) and the fixed income portfolio manager of Firemen's Fund Insurance Company (1987-1990). Ms. Black is a Managing Director of WPC and has worked at WPC since 1985. The International Equity Sector is managed by Richard H. King and Nicholas P.W. Horsley. Mr. King has been a Managing Director of WPC since 1989. Mr. Horsley is an associate portfolio manager with WPC and has been with WPC since 1993, prior to which he was a director, portfolio manager and analyst at Barclays deZoete Wedd in New York City.

    For the services provided and expenses assumed by it, WPC is entitled to receive a fee from RBB computed daily and payable monthly at an annual rate of
 .90% of the Balanced Fund's average daily net assets. This fee is higher than that paid by most investment companies.

TAX FREE FUND. Mr. Christensen and Sharon B. Parente manage the Tax Free Fund. Ms. Parente, a Senior Vice President of WPC, has been with WPC since 1992 and has sixteen years of investment experience. Prior to joining WPC, Ms. Parente was a vice president at Citibank in the Private Banking Group from 1985 to 1992. She was a fixed income portfolio manager at Calvert Group from 1981 to 1985 and a municipal trader's assistant at Prescott, Ball & Turben from 1979 to 1981. Ms. Parente received her B.S. degree from the University of Virginia.

    For the services provided and the expenses assumed by it, WPC is entitled to receive a fee from RBB computed daily and payable monthly at an annual rate of
 .50% of the Tax Free Fund's average daily net assets.

THE DISTRIBUTOR. Counsellors Securities Inc. (the "Counsellors Securities"), a wholly owned subsidiary of WPC, serves as the Funds' distributor. Counseller's principal offices are located at 466

Lexington Avenue, New York, New York 10017-3147. No compensation is payable by the Growth & Income Fund to Counsellors Securities for distribution services. Counsellors Securities receives a fee at an annual rate equal to .25% of the Balanced Fund's and Tax Free Fund's respective average daily net assets for distribution services, pursuant to distribution plans (the "12b-1 Plans") adopted by each of the Funds pursuant to Rule 12b-1 under the 1940 Act.
Amounts paid to Counsellors Securities under the Balanced Fund's and Tax Free Fund's respective 12b-1 Plans may be used by Counsel-lors Securities to cover expenses that are related to (i) the sale of the No Load Shares of each Fund,
(ii) ongoing servicing and/or maintenance of the accounts of shareholders of each Fund, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the No Load Shares of each Fund, all as set forth in each Fund's 12b-1 Plan. Payments under the 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by Counsellors Securities and payments may exceed distribution expenses actually incurred. RBB's Board of Directors will evaluate the appropriateness of the 12b-1 Plans on a continuing basis and in doing so will consider all relevant factors, including expenses borne by Counsellors Securities and amounts received under the 12b-1 Plans.

CO-ADMINISTRATORS. The Funds employ Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly-owned subsidiary of Counsellors, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Funds including responding to shareholder inquiries and providing information on shareholder accounts. As compensation, the Growth & Income Fund pays to Counsellors Service a fee calculated at an annual rate of
 .05% of the Fund's average daily net assets for the first $125 million of average daily net assets and .10% of average daily net assets for assets above $125 million; the Balanced and Tax Free Funds each pay to Counsellors Service a fee calculated at an annual rate of .10% of average daily net assets.

    The Funds also employ PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Funds' net asset values, provides all accounting services for the Funds and assists in related aspects of the Funds' operations. As compensation, the Growth & Income Fund pays to PFPC a fee calculated at an annual rate of .20% of the Fund's first $125 million of average daily net assets, and .15% of average daily net assets over $125 million; the Balanced and Tax Free Funds each pay to PFPC a fee calculated at an annual rate of .15% of average daily net assets with a minimum annual fee of $75,000.

CUSTODIAN. PNC Bank serves as RBB's custodian. State Street Bank and Trust Company ("State Street") serves as co-custodian for the Funds' foreign securities.

TRANSFER AGENT AND SUB-TRANSFER AGENT. PFPC serves as RBB's transfer agent and dividend disbursing agent. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. State Street acts as shareholder servicing agent, sub-transfer agent and dividend disbursing agent for the Funds. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50% owned subsidiary, responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachussets 02176.

EXPENSES. The expenses of the Funds are deducted from their total income before dividends are paid. These expenses include, but are not limited to, fees paid to the investment adviser, fees and expenses of officers and directors who are not affiliated with the Fund's investment adviser or Distributor, taxes, interest, legal fees, custodian fees, auditing fees, brokerage fees and commissions, certain of the fees and expenses of registering and qualifying the Funds and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information annually to existing shareholders that are not attributable to a particular class of shares of RBB, the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of RBB, fidelity bond and directors and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by the investment adviser under its investment advisory agreements with respect to the Funds. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios at the time such expenses are cited. Distribution expenses, transfer agency expenses, expenses of preparation, printing and distributing prospectuses, statements of additional information, proxy statements and reports to shareholders, and registration fees, identified as belonging to a particular class, are allocated to such class.


    The investment adviser has agreed to reimburse the Funds for the amount, if any, by which the total operating and management expenses of the Funds for any fiscal year exceed the most restrictive state blue sky expense limitation in effect from time to time, to the extent required by such limitation.

    The investment adviser may assume additional expenses of the Funds from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by RBB for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Fund's expense ratio and of decreasing yield to investors.


    For the Funds' fiscal year ended August 31, 1995, the Growth & Income Fund's total expenses were 1.22% of average net assets, the Balanced Fund's total expenses were 6.04% of average net assets before expense waivers and reimbursements, and the Tax Free Fund's expenses were 2.12% of average net assets before expense waivers and reimbursements. WPC is currently waiving expenses and providing reimbursements to limit the Balanced Fund's total expenses to 1.60% per annum of average net assets, and has agreed to limit the Tax Free Fund's total expenses to .50% per annum of average net assets. However, there can be no assurance that WPC will continue to assume such expenses.


FUND TRANSACTIONS. The Funds' investment adviser may consider a number of factors in determining which brokers to use in purchasing or selling the Funds' securities. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, the reasonableness of commissions and quality of services and execution. Transactions for the Funds may be effected through broker-dealers who sell Fund Shares, subject to the requirements of best execution. A higher rate of turnover of a Fund's securities may involve correspondingly higher transaction costs, which will be borne directly by the Fund. A Fund may enter into brokerage transactions with and pay brokerage commissions to brokers that are affiliated persons (as such term is defined in the 1940 Act) provided that the terms of the brokerage transactions comply with the provisions of the 1940 Act.

HOW TO PURCHASE SHARES

    Shares of a Fund may be purchased either by mail, or with special advance instructions, by wire.

BY MAIL. If the investor desires to purchase shares by mail, a check or money order made payable to RBB or Warburg Pincus Funds (in U.S. currency) should be sent along with the completed account application to Warburg Pincus Funds through its distributor, Counsellors Securities Inc., at the address set forth under "Management--The Distributor" above. Checks payable to the investor and endorsed to the order of Warburg Pincus Funds will not be accepted as payment and will be returned to sender. If payment is received by check in proper form on or before 4:00 p.m. (Eastern time) on a day that a Fund calculates its net asset value (a "Business Day") the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received after 4:00 p.m., the purchase will be effected at the Fund's net asset value determined for the next business day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete application will be returned to sender. Shares purchased by check are entitled to receive dividends and distributions beginning on the day after payment has been received. Checks should be made payable to Warburg Pincus Funds for an investment in more than one mutual fund managed by WPC, and should be accompanied by a breakdown of amounts to be invested in each such Fund. If a check used for purchase does not clear, the Funds will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating a Fund's net asset value, see "Net Asset Value" below.

BY WIRE. Investors may also purchase shares in a Fund by wiring funds from their banks. Telephone orders will not be accepted until a completed account application in proper form has been received and an account number has been established. After telephoning (800) 888-6878 for instructions, an investor should then wire federal funds to Counsellors Securities Inc. using the following wire address:

State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02101
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Warburg Pincus Growth & Income,
Warburg Pincus Balanced Fund or
Warburg Pincus Tax Free Fund, as applicable]
DDA# 9904-649-2
[Shareowner name]
[Shareowner account number]

    If a telephone order is received by the close of regular trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m., Eastern time), and payment by wire is received on the same day in proper form (in accordance with instructions stated above), the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. However, if a wire received in proper form is not preceded by a telephone order and is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.

    Shares of the Funds are sold without a sales charge. The minimum initial investment in a Fund is $1,000 and the minimum subsequent investments must be $100, except that subsequent minimum investments can be as low as $50 under the Automatic Monthly Investment Plan described in the next section. For a tax-deferred retirement plan, such as an IRA, the minimum initial and subsequent investment is $500, except that subsequent minimum investments can be as low as $50 under the Automatic Monthly Investment Plan. The Funds reserve the right to vary further the initial and subsequent minimum investment requirements at any time.

    After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined above. Wire payments for initial and subsequent investments should clearly indicate the investor's account number. In the interest of economy and convenience, physical certificates representing shares in a Fund are not normally issued.

    The Funds understand that some broker-dealers (other than Counsellors Securities), financial institutions, securities dealers and other industry professionals ("Service Agents") may impose certain conditions on their clients that invest in the Funds, which are in addition to or different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Certain features of the Funds, such as the minimum initial or subsequent investments, may be modified in these programs, and administrative charges may be imposed for the services rendered. Therefore, a client or customer should contact the organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of a Fund's shares and should read this Prospectus in light of the terms governing his accounts with Service Agents. Service Agents will be responsible for promptly transmitting client or customer purchase and redemption orders to the Funds in accordance with their agreements with clients or customers. Certain Service Agents may receive compensation from Counsellors or Counsellors Service. See "Shareholder Servicing." Certain Service Agents that have entered into agreements with Counsellors Securities may enter confirmed purchase orders on behalf of customers, with payment to follow no later than the Funds' pricing on the following business day. If payment is not received by such time, the Service Agent could be held liable for resulting fees or losses.

    Each Fund is available through the brokerage firms Waterhouse Securities, Inc. and Jack White & Company, Inc. Each Fund is also available through the Charles Schwab & Company, Inc. Mutual Fund OneSource ProgramTM ("Schwab") and the Fidelity Brokerage Services, Inc. FundsNetworkTM Program ("Fidelity"). For distribution and sub-accounting services with respect to shares of a Fund held by each of these firms, Counsellors pays Jack White & Company up to .25%, Waterhouse Securities up to .30% and pays Schwab and Fidelity up to .35% of the annual average value of such accounts. Purchases made through these programs do not require customers to pay a transaction fee.

AUTOMATIC MONTHLY INVESTING. Automatic monthly investing allows shareholders to authorize the Funds to debit their bank account monthly ($50 minimum) for the purchase of Fund shares on or about either the tenth or twentieth business day of each month. To establish the automatic monthly investing option, obtain a separate application or complete the "Automatic Investment Program" section of the account application and include a voided, unsigned check from the bank account to be debited. Only an account maintained at an automated clearing house member may be used. Shareholders using this service must satisfy the initial investment minimum for a Fund prior to or concurrent with the start of any Automatic Investment Program. Please refer to an account application for further information or contact Warburg Pincus Funds at (800) 888-6878 to modify or terminate the program. Investors should allow a period of up to 30 days in order to implement an automated investment program. The failure to provide complete information could result in further delays.

RETIREMENT PLANS. For information about investing in the Funds through a tax-deferred retirement plan, such as an Individual Retirement Account ("IRA") or a Simplified Employee Pension IRA ("SEP-IRA"), an investor should telephone Warburg Pincus Funds at (800) 888-6878 or write to Warburg Pincus Funds at the address set forth above. Investors should consult their own tax advisers about the establishment of retirement plans.

                       HOW TO REDEEM AND EXCHANGE SHARES

REDEMPTION OF SHARES. An investor of a Fund may redeem (sell) his shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below).

    Shares of a Fund may either be redeemed by mail or by telephone. Investors should realize that in using the telephone redemption and exchange option, you may be giving up a measure of security that you may have if you were to redeem or exchange your shares in writing. If an investor desires to redeem his shares by mail, a written request for redemption should be sent to Warburg Pincus Funds at the address indicated below under "Separate Transfer Agent Agreement." An investor should be sure that the redemption request identifies the Fund, the number of shares to be redeemed and the investor's account number. In order to change the bank account or address designated to receive the redemption proceeds, the investor must send a written request (with signature guarantee of all investors listed on the account when such a change is made in conjunction with a redemption request) to Warburg Pincus Funds. Each mail redemption request must be signed by the registered owner(s) or his legal representative(s) exactly as the shares are registered. If an investor has applied for the telephone redemption feature on his account application, he may redeem his shares by calling Warburg Pincus Funds at (800) 888-6878 between 9:00 a.m. and 4:00 p.m., Eastern time on any business day. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund,
(iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.

    After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out by the investor. No Warburg Pincus Fund currently imposes a service charge for effecting wire transfers but each such Fund reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Funds by mail at the address shown below under "Separate Transfer Agent Agreement." Although the Funds will redeem shares purchased by check before the check clears, payments of the redemption proceeds will be delayed until such check has cleared, which may take up to 15 days from the purchase date. Investors should consider purchasing shares using a certified bank check or money order if they anticipate an immediate need for a redemption.

    If a redemption order is received prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of WPC, immediate payment would adversely affect a Fund, the Funds reserve the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, a Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.

    The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.

    If, due to redemptions, the value of an investor's account drops to less than $500, the Funds reserve the right to redeem the shares in that account at net asset value. Prior to any redemption, a Fund will notify an investor in writing that this account has a value of less than $500. The investor will then have 60 days to make an additional investment before a redemption will be processed by a Fund.

SEPARATE TRANSFER AGENT ARRANGEMENT. Shareholders who purchased shares of the Funds through Counsellors Securities or Warburg Pincus Funds should send a written request for additional share purchases or redemptions in proper form directly to: Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030. Investors who indicated instructions for telephone redemption by wire or check on their original Warburg Pincus Funds application form may telephone Warburg Pincus Funds at 1-800-888-6878.

    Shareholders who made their purchases of shares of the RBB/Warburg Pincus Growth & Income Fund through any other broker-dealer may direct their redemption requests in writing to Warburg Pincus Funds, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Shareholders who purchased their shares of these Funds through any other broker-dealer may also place redemption requests through such broker-dealer, but such broker-dealer might charge a fee for this service.

TELEPHONE TRANSACTIONS. In order to request redemptions by telephone, investors must have completed and returned to Warburg Pincus Funds an account application containing a telephone election. Unless contrary instructions are elected, an investor will be entitled to make exchanges by telephone. Neither a Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Funds to confirm that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific personal information prior to acting upon telephone instructions. If these or other reasonable procedures are not followed, the Funds may be liable for any losses due to unauthorized or fraudulent instructions.

AUTOMATIC CASH WITHDRAWAL PLAN. Each Fund offers investors an automatic cash withdrawal plan under which investors may elect to receive periodic cash payments of at least $1,000 monthly or quarterly. To establish this service, complete the "Automatic Withdrawal Plan" section of the account application and attach a voided check from the bank account to be credited. For further information regarding the automatic cash withdrawal plan or to modify or terminate the Plan, investors should contact Warburg Pincus Funds at (800) 888-6878.

EXCHANGE OF SHARES. An investor may exchange shares of a Fund for shares of the same class of another Fund or for shares of the same class of other mutual funds advised by WPC at their respective net asset value. However, shareholders may not effect exchanges between No Load Shares and Series 2 Shares. Exchanges may be effected by mail or by telephone in the manner described under "Redemption of Shares" above. If an exchange request is received by Warburg Pincus Funds prior to 4:00 p.m. (Eastern time), the exchange will be made at the Fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. Due to the costs involved in effecting exchanges, the Funds reserve the right to refuse to honor more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders. Currently, exchanges may be made among the Funds with the following other funds:

    . WARBURG PINCUS CASH RESERVE FUND--a money market fund investing in short-term, high quality money market instruments;

    . WARBURG PINCUS NEW YORK TAX EXEMPT FUND--a money market fund investing in short-term, high quality municipal obligations designed for New York investors seeking income exempt from federal, New York State and New York City income tax;

    . WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND--an intermediate-term municipal bond fund designed for New York investors income tax;

    . WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND--an intermediate-term bond fund investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

    . WARBURG PINCUS FIXED INCOME FUND--a bond fund seeking current income and, secondarily, capital appreciation by investing in a diversified portfolio of fixed-income securities;

    . WARBURG PINCUS SHORT-TERM TAX-ADVANTAGED BOND FUND--a bond fund seeking maximum income after the effect of federal income taxes as a primary objective and capital appreciation as a secondary objective through investments in taxable and tax-exempt debt instruments;

    . WARBURG PINCUS GLOBAL FIXED INCOME FUND--a bond fund investing in a portfolio consisting of investment grade fixed income securities of governmental and corporate issuers denominated in various currencies, including U.S. dollars;

    . WARBURG PINCUS CAPITAL APPRECIATION FUND--an equity fund seeking long-term capital appreciation by investing in equity securities of financially strong domestic companies;


    . WARBURG PINCUS SMALL COMPANY VALUE-- an equity fund seeking long-term capital appreciation by investing primarily in equity securities of small companies;



    . WARBURG PINCUS POST-VENTURE CAPITAL FUND--an equity fund seeking long-term growth of capital by investing principally in equity securities of issuers in their post-venture capital stage of development;


    . WARBURG PINCUS EMERGING GROWTH FUND--an equity fund seeking maximum capital appreciation by investing in emerging growth companies;


    . WARBURG PINCUS INTERNATIONAL EQUITY FUND--an international equity fund seeking long-term capital appreciation; and


    . WARBURG PINCUS JAPAN OTC FUND--an equity fund seeking long-term capital appreciation by investing in a portfolio of securities traded in the Japanese over-the-counter market.

    The exchange privilege is available to shareholders residing in any state in which the Funds' shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of the Funds for shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at (800) 257-5614.

NET ASSET VALUE

    The net asset value per class of a Fund is calculated by adding the relevant classes' pro rata share of the value of the Fund's securities, cash and other assets, deducting the relevant classes' pro rata share of the actual and accrued liabilities and the liabilities specifically allocated to the relevant class, and dividing by the total number of Shares of the relevant class outstanding. The net asset value per class of the Fund is calculated as of 4:00 p.m. Eastern time on each Business Day. A Business Day is any day on which the NYSE is open for business.

    Valuation of securities held by the Funds is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

    With the approval of RBB's Board of Directors, a Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

    The Funds will distribute substantially all of the net investment income and net realized capital gains, if any, of the Funds to the Funds' shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

    The Growth & Income and Balanced Funds will declare and pay dividends, if any, from net investment income quarterly, near the end of each quarter. The Tax Free Fund will declare dividends daily and pay monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

TAXES

    The following discussion is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Funds should consult their tax advisers with specific reference to their own tax situation.

    The Funds will elect to be taxed as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Funds qualify for this tax treatment, the Funds will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional Shares.

    Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Funds will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The maximum marginal rate on ordinary income for individuals, trusts and estates is generally 31% while the maximum rate imposed on net capital gain of such taxpayers is 28%. Corporate taxpayers are taxed at the same rates on both ordinary income and capital gains.

    The Growth & Income and Balanced Funds anticipate that dividends paid by these Funds will be eligible for the 70% dividends received deduction allowed to certain corporations to the extent of the gross amount of qualified dividends received, respectively, by the Funds for the year. However, corporate shareholders will have to take into account the entire amount of any dividend received in determining their adjusted current earnings adjustment for alternative minimum tax purposes. The dividends received deduction is not available for capital gain dividends.

    The Tax Free Fund intends to pay substantially all of its dividends as "exempt interest dividends." Investors in this Fund should note, however, that taxpayers are required to report the receipt of tax-exempt interest and "exempt interest dividends" in their Federal income tax returns and that in two circumstances such amounts, while exempt from regular Federal income tax, are subject to alternative minimum tax at a rate of 24% in the case of individuals, trusts and estates, and 20% in the case of corporate taxpayers. First, tax-exempt interest and "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986, will generally constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Depending upon market conditions, the Tax Free Fund may invest up to 20% of its net assets in such private activity bonds. Secondly, tax-exempt interest and "exempt interest dividends" derived from all Municipal Obligations must be taken into account by corporate taxpayers in determining their adjusted current earnings adjustment for alternative minimum tax purposes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should further note that tax-exempt interest and "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

    The Tax Free Fund will determine annually the percentages of its net investment income which is fully tax-exempt, which constitute an item of tax preference for alternative minimum tax purposes, and which is fully taxable, and will apply such percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

    The Funds will send written notices to shareholders annually regarding the tax status of distributions made by the Funds. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on

December 31, provided such dividends are paid during January of the following year. The Funds intend to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for Federal excise tax.

    Investors should be careful to consider the tax implications of buying Shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received.

    Shareholders who exchange Shares representing interests in the Funds for Shares representing interests in another Fund will generally recognize capital gain or loss for Federal income tax purposes.

    Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment.

    An investment in any of the Funds is not intended to constitute a balanced investment program. Shares of the Tax Free Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Internal Revenue Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Tax Free Fund's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary.

    Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Funds. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Funds which may differ from the Federal income tax consequences described above.

SHAREHOLDER SERVICING

    No Load Shares may be sold to or through institutions that will not be paid a distribution fee by the Funds pursuant to Rule 12b-1 under the 1940 Act for services to their clients or customers who are beneficial owners of No Load Shares. These institutions may be paid a fee by WPC, Counsellors Securities, or their affiliates for transfer agency, administrative or other services provided to their customers that invest in a Fund's No Load Shares. These services include maintaining account records, processing orders to purchase, redeem and exchange No Load Shares and responding to certain customer inquiries. Organizations that provide record-keeping or other services to certain employee benefit plans and qualified and other retirement plans that include a Fund as an investment alter-native may also be paid a fee for these services by WPC, Counsellors Securities or their affiliates. Such compensation does not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of WPC, Counsellors Securities or their affiliates.


    The Growth & Income and Balanced Funds are authorized to offer a separate class of shares of the Fund (the "Advisor Shares") exclusively to investment professionals, financial institutions and retirement plans ("Institutions"), whose customers (or participants in the case of retirement plans) ("Customers") are beneficial owners of Advisor Shares. Either those institutions or companies providing certain services to them (together, "Service Organizations") will enter into service agreements ("Agreements") related to the sale of the Advisor Shares with Counsellors Securities pursuant to a separate Distribution Plan adopted pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the terms of an Agreement, the Institution will provide certain distribution, shareholder servicing, administrative and/or accounting services for its clients and customers.

DESCRIPTION OF SHARES


    RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 12.2 billion shares are currently classified into 63 different classes of Common Stock. See "Description of Shares" in the State-ment of Additional Information.


    THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE WARBURG PINCUS CLASSES AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO SUCH CLASSES.


    Each Fund offers a separate class of shares, the Advisor Shares, pursuant to a separate pro-spectus. Advisor Shares may not be purchased by individuals directly but investment professionals, financial and depository institutions and retirement plans may purchase Advisor Shares for individuals. Advisor Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected, at any time, to be lower than the total return on No Load Shares. Investors may obtain information concerning the Advisor Shares by calling Counsellors Securities at (800) 888-6878 or by contacting their sales representative.


    Each share that represents an interest in an investment portfolio of RBB (including each Fund Share) has an equal proportionate interest in the assets belonging to such portfolio with each other share that represents an interest in such portfolio, even where a share has a different class designation than another share representing an interest in that Fund. Shares of RBB do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

    RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

    Shareholders of all investment portfolios of RBB (including the Funds) will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of RBB are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of RBB may elect all of the directors.


    As of November 6, 1995, to RBB's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.


OTHER INFORMATION

REPORTS AND INQUIRIES. Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual finan-cial statements audited by independent account-ants. Shareholder inquiries can be made by con-tacting Warburg Pincus Funds at (800) 888-6878, or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, Massachusetts 02205-9030.

SHARE CERTIFICATES. RBB will issue share certifi-cates for the Fund Shares only upon the written request of a shareholder sent to PFPC. Share certificates are not available for Shares purchased through Counsellors Securities.

PERFORMANCE INFORMATION. The Funds quote the performance of the No Load Shares separately from the Series 2 Shares. The net asset value of the No Load Shares are listed in the Wall Street Journal each business day under the heading "Warburg Pincus Funds." From time to time, the Funds may advertise their performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return, net of a Fund's maximum sales charge, over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Funds may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately a Fund's performance with other measures of investment return. For example, a portfolio's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average. All advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

    From time to time, the Funds may also advertise their "30-day yield." The yield refers to the income generated by an investment in a Fund over the 30-day period identified in the advertisement, and is computed by dividing the net investment income per share during the period by the maximum public offering price per share of the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

    The yield on Shares of the Funds will fluctuate and are not necessarily representative of future results. Shareholders should remember that yield is generally a function of portfolio quality and maturity, type of instrument, operating expenses and market conditions. Any fees charged by broker/dealers directly to their customers in connection with investments in the Funds are not reflected in the yields on a Fund's Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments.

    In reports or other communications to investors or in advertising, a Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing a Fund's investments, research methodology underlying stock selection or a Fund's investment objective. A Fund may also discuss the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities. In addition, a Fund may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------

                                                                      APPENDIX A

                           RATINGS OF DEBT SECURITIES
                         STANDARD & POOR'S CORPORATION

AAA          Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA           Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.
A            Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB          Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB           Debt rated "BB", "B", "CCC", or "CC" is regarded, on balance, as predominantly
B            speculative with respect to capacity to pay interest and repay principal in
CCC          accordance with the terms of the obligation. "BB" indicates the lowest degree of
CC           speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C            This rating is reserved for income bonds on which no interest is being paid.
D            Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.
(+) OR (-)   The ratings from "AAA" or "CCC" may be modified by the addition of a plus or minus sign to show relative standing or within the major rating categories.
*            Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.
NR           Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
             DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
P            PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

NOTES

    Note rating symbols are as follows:

SP-1         Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+)
             designation.
SP-2         Satisfactory capacity to pay principal and interest.
SP-3         Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

    A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

    Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A            Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.
A-1          This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.
A-2          Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".
A-3          Issues carrying this designation have a satisfactory capacity for timely payment.
             They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B            Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.
C            This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D            This rating indicates that the issue is either in default or is expected to be in default upon maturity.

VARIABLE RATE DEMAND BONDS

    Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a long-term rating and a variable rate demand rating. The first rating addresses the likelihood of repayment of principal and interest due and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1 +"). If the nominal maturity is short (three years or less), a note rating is assigned.

                    MOODY'S INVESTORS SERVICE, INC. RATINGS

CORPORATE BONDS

                                      Aaa

    Bonds which are rated AAA are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

    Bonds which are rated AA are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

                                       A

    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      Baa

    Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly scecured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

    Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

    Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

    Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

    Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's bond ratings, where specified, are also applied to senior bank obligations with an original maturity in excess of one year. Among the bank obligations covered are bank deposits, bankers acceptance and obligations to deliver foreign exchange. Obligations relying upon support mechanisms such as letters-of-credit are excluded unless explicitly rated.

    NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

    The following summarizes the ratings used by Moody's for short-term notes and variable rate demand obligations:

        MIG-1/VMIG-1. Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

        MIG-2/VMIG-2. Obligations bearing these designations are of high quality with margins of protection ample although not as large as in the preceding group.

        MIG-3/VMIG-3. Obligations bearing these designations are of favorable quality. All security elements are accounted for but there is a lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is hereby to be less well established.

COMMERCIAL PAPER RATINGS

    The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Issuers rated PRIME-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations. Issuers rated PRIME-2 (or related supporting institutions) are considered to have strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated PRIME-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers PRIME-3 (or supporting institutions) have an acceptable capacity rated for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

                                                                [LOGO]





         TABLE OF CONTENTS                          / / WARBURG PINCUS
                                                        GROWTH & INCOME FUND
  FINANCIAL HIGHLIGHTS...............   4


  INVESTMENT OBJECTIVES AND
    POLICIES.........................   7           / / WARBURG PINCUS
                                                        BALANCED FUND
  INVESTMENT LIMITATIONS.............  17
    MANAGEMENT.......................  18           / / WARBURG PINCUS
                                                        TAX FREE FUND
  HOW TO PURCHASE SHARES.............  22
  HOW TO REDEEM AND EXCHANGE SHARES..  24
  NET ASSET VALUE....................  27
  DIVIDENDS AND DISTRIBUTIONS........  27
  TAXES..............................  27
  SHAREHOLDER SERVICING..............  29
  DESCRIPTION OF SHARES..............  29
  OTHER INFORMATION..................  30


                                                        PROSPECTUS

WPGBF-1-1294

                                                        DECEMBER 29, 1995

                      WARBURG PINCUS GROWTH AND INCOME FUND

                          WARBURG PINCUS BALANCED FUND

                          WARBURG PINCUS TAX FREE FUND

                  (Investment Portfolios of The RBB Fund, Inc.)

                       STATEMENT OF ADDITIONAL INFORMATION


          This Statement of Additional Information provides supplementary information pertaining to shares of the classes (the "Shares") representing interests in the Warburg Pincus Growth & Income Fund (the "Growth & Income Fund"), the Warburg Pincus Balanced Fund (the "Balanced Fund") and the Warburg Pincus Tax Free Fund (the "Tax Free Fund") (collectively, the "Funds") of The RBB Fund, Inc. ("RBB"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Warburg Pincus Family Prospectus dated December 29, 1995 (the "Prospectus"). A copy of the Prospectus may be obtained from the Funds' distributor by calling toll-free
(800) 888-9723. This Statement of Additional Information is dated December 29, 1995.


                                    CONTENTS
                                                              Prospectus
                                                      Page        Page
                                                      ----    -----------


General........................................          2           1
Investment Objectives and Policies ............          2           7

Directors and Officers ........................         18         N/A
Investment Advisory, Distribution
 and Servicing Arrangements ..................          21          18

Fund Transactions .............................         25          21

Purchase and Redemption Information ...........         27          22

Valuation of Shares ...........................         28          27

Performance Information.......................          29          30

Taxes .........................................         32          27

Description of Shares.........................          38          29

Additional Information Concerning Fund Shares..         40          30

Miscellaneous .................................         41         N/A
Financial Statements ..........................        F-1         N/A



No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by RBB or its distributor. The Statement of Additional Information does not constitute an offering by RBB or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL


          The RBB Fund, Inc. ("RBB") is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. RBB is an open-end investment company registered under the Investment Company Act of 1940 (the "1940 Act") and was organized as a Maryland corporation on February 29, 1988. This Statement of Additional Information pertains to multiple classes of shares representing interests in the Warburg Pincus Growth & Income Fund (the "Growth & Income Fund"), the Warburg Pincus Balanced Fund (the "Balanced Fund") and the Warburg Pincus Tax Free Fund (the"Tax Free Fund) (collectively, the "Funds") of RBB. The Shares of the Classes are offered by the Prospectus dated December 29, 1995.



          Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

          The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds. A description of ratings of certain instruments the Funds may purchase is set forth in the Appendix to the Prospectus.

Common Investment Policies of the Funds

          Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to the Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will maintain in a segregated account with its custodian or a qualified sub-custodian, cash, U.S. Government securities or other liquid, high-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities the Fund is obligated to Repurchase.

          Mortgage-Related Debt Securities. Mortgage-related debt securities represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed-through" to investors. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools.

          Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market, and active participation in the secondary market by securities dealers and many types of investors, historically have made interests in government and government-related pass-through pools highly liquid, although no guarantee regarding future market conditions can be made. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages and various social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed rate 30 year mortgages, common industry practice is to assume that prepayments will result in a 12 year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions concerning average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of underlying mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield of mortgage-related securities to differ from the assumed average life yield.
In addition, as noted in the Prospectus, reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund.

          The coupon rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool, but only by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor of payment of the securities for the guarantee of the services of passing through monthly payments to investors. Actual yield may vary from the coupon rate, however, if mortgage-related securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that mortgages in the underlying pool are prepaid as noted above. In addition, interest on mortgage-related securities is earned monthly, rather than semi-annually as is the case for traditional bonds, and monthly compounding may tend to raise the effective yield earned on such securities.

          U.S. Government Obligations. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

          Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. The underlying instrument may be a specified type of security, such as U.S. Treasury bonds or notes.

          The majority of futures contracts are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss.

          If a Fund holds a futures contract until the delivery date, it will be required to complete the purchase and sale contemplated by the contract. In the case of futures contracts on securities, the purchaser generally must deliver the agreed-upon purchase price in cash, and the seller must deliver securities that meet the specified characteristics of the contract.

          A Fund may purchase futures contracts as an alternative to purchasing actual securities. For example, if a Fund intended to purchase bonds but had not yet done so, it could purchase a futures contract in order to lock in current bond prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. Alternatively, a Fund could purchase a futures contract if it had cash and short-term securities on hand that it wished to invest in longer-term securities, but at the same time that Fund wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations. In these strategies a Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from longer-term securities, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Funds would hold cash and liquid debt securities in a segregated account with a value sufficient to cover their open futures obligations, the segregated assets would be available to the Funds immediately upon closing out the futures position, while settlement of securities transactions can take several days. However, because a Fund's cash that would otherwise have been invested in higher-yielding bonds would be held uninvested or invested in short-term securities so long as the futures position remains open, the Fund's return would involve a smaller amount of interest income and potentially a greater amount of capital gain or loss.

          The Funds may sell futures contracts to hedge their other investments against changes in value, or as an alternative to sales of securities. For example, if the investment adviser anticipated a decline in bond prices, but did not wish to sell bonds owned by a Fund, it could sell a futures contract in order to lock in a current sale price. If prices subsequently fell, the future contract's value would be expected to rise and offset all or a portion of the loss in the bonds that the Fund had hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit of the Fund. In this type of strategy, a Fund's return will tend to involve a larger component of interest income, because the Fund will remain invested in longer-term securities rather than selling them and investing the proceeds in short-term securities which generally provide lower yields.

          Futures margin payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker (known as a futures commission merchant, or FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, that Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM's other customers. The investment adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which a Fund does business.

          Correlation of price changes. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to a Fund will not match that Fund's current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between a Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Funds may purchase or sell futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

          Liquidity of futures contracts. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of seven days for some types of securities, the futures markets can provide liquidity superior to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require a Fund to continue to hold a futures position until the delivery date regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions could also be impaired.

          Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. The option may give a Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, a Fund pays the current market price for the option (known as the option premium). The option's underlying instrument may be a security, or a futures contract.

          A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. If a Fund exercises a put option on a futures contract, it assumes a seller's position in the underlying futures contract. Purchasing an option on a futures contract does not require a Fund to make futures margin payments unless it exercises the option. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

          Put options may be used by a Fund to hedge securities it owns, in a manner similar to selling futures contracts, by locking in a minimum price at which the Fund can sell. If security prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses. The put thus acts as a hedge against a fall in the price of such securities. However, all other things being equal (including securities prices) option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option in the form of the premium (and transaction costs), a Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. This potential loss represents the cost of the hedge against a fall in prices. At the same time, because the maximum a Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for a Fund to profit from an increase in the value of the securities hedged to the same extent as selling a futures contract.

          Purchasing Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying instrument, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if security prices fell. At the same time, a Fund can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

          The Funds will purchase call options only in connection with "closing purchase transactions." A Fund may terminate its position in a call option by entering into a closing purchase transaction. A closing purchase transaction is the purchase of a call option on the same security with the same exercise price and call period as the option previously written by a Fund. If a Fund is unable to enter into a closing purchase transaction, the Fund may be required to hold a security that it might otherwise have sold to protect against depreciation.

          Writing Put Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option a Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

          A Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. As with other futures and options strategies used as alternatives for purchasing securities, a Fund's return from writing put options generally will involve a smaller amount of interest income than purchasing longer-term securities directly, because a Fund's cash will be invested in shorter-term securities which usually offer lower yields.

          Writing Call Options. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a Fund would seek to mitigate the effects of a price decline. At the same time, because a Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

          Combined Option Positions. A Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

          Risks of Options Transactions. Options are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

          Asset Coverage for Futures and Options Positions. A Fund will not use leverage in its options and futures strategies. A Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. A Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. A Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


          Limitations on Futures and Options Transactions. RBB, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility includes the representation that the Funds will not enter into any commodity futures contract or option on a commodity futures contract if, as a result, the sum of initial margin deposits on commodity futures contracts and related commodity options and premiums paid for options on commodity futures contracts the Funds have purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of a Fund's total assets.


          In addition, the Funds will not enter into any futures contract and into any option if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of securities or other instruments underlying the respective Fund's other futures or options positions, would exceed 50% of such Fund's net assets.

          The Funds' limitations on investments in futures contracts and their policies regarding futures contracts and the limitations on investments in options and its policies regarding options discussed above in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit. The Funds will not modify the above limitations to increase its permissible futures and options activities without supplying additional information in a current Prospectus or Statement of Additional Information that has been distributed or made available to the Funds' shareholders.

          Various exchanges and regulatory authorities have recently undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures or options transactions, and proposals to increase the margin requirements for various types of strategies. It is impossible to predict what actions, if any, will result from these reviews at this time.

          Short Sales "Against the Box." In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or a qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute a Fund's long position. The Funds will not engage in short sales against the box for speculative purposes.
A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          Section 4(2) Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws and is generally sold to institutional investors such as the Funds which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

          Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by RBB's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund involved under the 1940 Act.

          Rights Offerings and Purchase Warrants. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

          Illiquid Securities. A Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days (except for the Tax Free Fund, which may not engage in repurchase agreements) and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Funds' investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and (except for the Tax Free Fund, which may not engage in repurchase agreements) repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. The Board has adopted a policy that the Funds will not purchase private placements (i.e. restricted securities other than Rule 144A Securities). Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          The SEC adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this relatively new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

          The Adviser will monitor the liquidity of restricted securities in the Funds under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, inter alia, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Additional Investment Policies -- Growth & Income and Balanced Funds

          Foreign Securities. Although the Funds generally intend to invest in securities of companies and governments of developed, stable nations, the value of a Fund's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, imposition of (or change in) exchange control regulations in those foreign nations and difficulty in enforcing judgments. In addition, changes in government administrations, economies or monetary policies in the U.S. or abroad could result in appreciation or depreciation of those portfolio securities. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Any foreign investments made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

          In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. In buying and selling securities on foreign exchanges, the Funds will normally pay fixed commissions that are generally higher than the negotiated commissions charged in the U.S. Moreover, the Funds' expenses may be higher due to the additional cost of custody of foreign securities. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the U.S.

          Dollar-Denominated Debt Obligations of Foreign Issuers. U.S. dollar-denominated debt securities issued by foreign corporations held by a Fund may not be registered with the Securities and Exchange Commission ("SEC"), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of debt securities held by a Fund than is available concerning U.S. issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, limitations on the use or removal of funds or the assets of a Fund, and political or social instability or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


Additional Investment Considerations - Balanced Portfolio

          Normally, RBB will issue shares representing an interest in the Balanced Fund only for cash or cash equivalents. Transactions involving the issuance of shares representing an interest in the Balanced Fund for securities or assets other than cash will be limited to bona fide reorganizations, statutory mergers and to other acquisitions of portfolio securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) which (a) meet the Balanced Fund's investment objectives and policies; (b) are acquired for investment and not for resale; (c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) have a readily ascertainable value as evidenced by a listing on the American Stock Exchange, the NYSE or NASDAQ.

Additional Investment Policies -- Tax Free Fund

          Firm Commitments. Firm commitments for securities include "when issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While firm commitments are outstanding, the Tax Free Fund will maintain in a segregated account with RBB's custodian or a qualified sub-custodian, cash, U.S. Government securities or other liquid, high grade debt securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments. The Fund expects that commitments to purchase "when issued" securities will not exceed 25% of the value of its respective total assets absent unusual market conditions. When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          Stand-by Commitments. Under a stand-by commitment with respect to obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held by the Fund, a dealer would agree to purchase at the Fund's option a specified Municipal Obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

          It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Fund will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

          It is intended that stand-by commitments will be entered into only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

          The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and it is not intended that the Fund will exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

          Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. With respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Fund will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal.


Investment Limitations

          The Funds have adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Funds' outstanding shares (as defined in Section 2(a)(42) of the Investment Company Act). The Funds may not:

               1. a. Growth of Income Fund. Borrow money, except from banks or by entering into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 10% of the value of the Growth & Income Fund's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300 percent for all borrowings of the Fund; or mortgage, pledge or hypothecate any of the Growth and Income Fund's assets except as may be necessary in connection with such borrowing or reverse repurchase agreements and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Growth & Income Fund's total assets at the time of such borrowing; or purchase portfolio securities while borrowings and reverse repurchase agreements in excess of 5% of the Fund's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Growth and Income Fund's securities by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient);

                    b. Balanced Fund. Borrow money, except from banks or by entering into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 30% of the value of the Fund's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing or reverse repurchase agreement and in amounts not in excess of 125% of the dollar amounts borrowed; or purchase portfolio securities while borrowings and reverse repurchase agreements in excess of 5% of the Balanced Fund's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Balanced Fund's securities by enabling the Balanced Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

                    c. Tax Free Fund. Borrow money, except from banks or by entering into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 30% of the value of the Tax Free Fund's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing or reverse repurchase agreement and in amounts not in excess of 125% of the dollar amounts borrowed; or purchase portfolio securities while borrowings and reverse repurchase agreements in excess of 5% of the Tax Free Fund's total assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Tax Free Fund's securities by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

               2. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Fund, except that up to 25% of the value of a Fund's assets may be invested without regard to this 5% limitation;

               3. Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, except that the Fund may establish margin accounts in connection with its use of options, futures contracts and options on futures contracts;

               4. Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under Federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with a Fund's investment objective, policies and limitations may be deemed to be an underwriting.

               5. Make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof, except that a Fund may purchase and sell puts and call options on securities, stock indices and currencies and may purchase and sell options on futures contracts;

               6. Purchase or sell real estate, provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

               7. Purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell futures contracts and related options;

               8.   Invest in oil, gas or mineral-related programs or leases;

               9. Make loans, except that a Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and except that a Fund (other than the Tax Free Fund) may enter into repurchase agreements;

               10. Purchase any securities issued by any other investment company except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer; or

               11. Make investments for the purpose of exercising control or management.

          In addition to the foregoing enumerated investment limitations, the Growth & Income and Balanced Funds may not (a) invest more than 5% of their respective total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations, (b) invest more than 5% of their respective total assets (taken at the time of purchase) in equity securities that are not readily marketable, and
(c) purchase any securities which would cause, at the time of purchase, more than 25% of the value of their respective total assets to be invested in the obligations of issuers in any industry (exclusive of the U.S. Government and its agencies and instrumentalities).


          In addition to the foregoing enumerated policy limitations, the Tax-Free Fund may not:

                    (a) Change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is exempt from the regular Federal income tax and does not constitute an item of tax preference for purposes of the Federal alternative minimum tax ("Tax-Exempt Interest") and may not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations.

                    (b) Purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Tax Free Fund to be invested in the obligations of issuers in the same industry.

                             DIRECTORS AND OFFICERS

          The directors and executive officers of RBB, their business addresses and principal occupations during the past five years are:

                                                    Principal Occupation
Name, Address and Age           Position with RBB   During Past Five Years
-----------------------         -----------------   ----------------------
Arnold M. Reichman*-47             Director         Since 1984, Managing
466 Lexington Avenue                                Director and Assistant
New York, NY  10017                                 Secretary, E. M. Warburg,
                                                    Pincus & Co., Inc.; Since
                                                    1984 Managing Director,
                                                    Warburg Pincus Counsellors,
                                                    Inc.; Since 1985, Vice
                                                    President and Secretary,
                                                    Counsellors Securities Inc;
                                                    Officer of various
                                                    investment companies
                                                    advised by Warburg, Pincus
                                                    Counsellors, Inc.

Robert Sablowsky**-57              Director         Since 1985, Executive
14 Wall Street                                      Vice President of
New York, NY 10005                                  Gruntal & Co., Inc.,
                                                    Director, Gruntal & Co.,
                                                    Inc. and Gruntal Financial
                                                    Corp.

Francis J. McKay-60                Director         Since 1963, Executive
7701 Burholme Avenue                                Vice President, Fox Chase
Philadelphia, PA 1911                               Cancer Center (Biomedical
                                                    research and medical care.)

                                          18


                                                    Principal Occupation
Name, Address and Age           Position with RBB   During Past Five Years
-----------------------         -----------------   ----------------------

Marvin E. Sternberg-61             Director         Since 1974, Chairman,
937 Mt. Pleasant Road                               Director and President,
Bryn Mawr, PA  19010                                Moyco Industries, Inc.
                                                    (manufacturer of dental
                                                    supplies and precision
                                                    coated abrasives); Since
                                                    1968, Director and
                                                    President, Mart MMM, Inc.
                                                    (formerly Montgomeryville
                                                    Merchandise Mart Inc.) and
                                                    Mart PMM, Inc. (formerly
                                                    Pennsauken Merchandise
                                                    Mart, Inc.) (Shopping
                                                    Centers); and Since 1975,
                                                    Director and Executive Vice
                                                    President, Cellucap Mfg.
                                                    Co., Inc. (manufacturer of
                                                    disposable headwear).

Julian A. Brodsky-62               Director         Director, and Vice Chairman
1234 Market Street                                  Comcast Corporation; Director,
16th Floor                                          Comcast Cablevision of
Philadelphia, PA 19107-3723                         Philadelphia (cable
                                                    television and
                                                    communications) and Nextel
                                                    (wireless communications).

Donald van Roden-71                Director         Self-employed businessman.
1200 Old Mill Lane                                  From February 1980 to March 1987,
Wyomissing, PA  19610                               Vice Chairman, SmithKline
                                                    Beckman Corporation
                                                    (pharmaceuticals);
                                                    Director, AAA Mid-Atlantic
                                                    (auto service); Director,
                                                    Keystone Insurance Co.

Edward J. Roach-71                 President and    Certified Public Accountant;
Bellevue Park                      Treasurer        Vice Chairman of the Board,
  Corporate Center                                  Fox Chase Cancer Center; Vice
400 Bellevue Parkway                                President and Trustee,
Wilmington, DE  19809                               Pennsylvania School for the
                                                    Deaf; Trustee, Immaculata
                                                    College; Vice President and
                                                    Treasurer of various
                                                    investment companies
                                                    advised by PNC
                                                    Institutional Management
                                                    Corporation.

                                          19

                                                  Principal Occupation
Name,  Address and Age        Position with RBB   During Past Five Years
-----------------------       -----------------   ----------------------
Morgan R. Jones-56               Secretary        Chairman of the law firm of
1100 PNB Bank Building                            Drinker Biddle & Reath,
Broad and Chestnut Streets                        Philadelphia, Pennsylvania;
Philadelphia, PA  19107                           Director, Rocking Horse Child
                                                  Care Centers of America, Inc.

---------------

* Mr. Reichman is an "interested person" of RBB as that term is defined in the 1940 Act by virtue of his position with Counsellors Securities Inc., RBB's distributor.

** Mr. Sablowsky is an "interested person" of RBB as that term is defined in the 1940 Act by virtue of his position with Gruntal & Co., Inc., a broker-dealer which sells RBB's shares.

     Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to RBB the firm to be selected as independent auditors.

     Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of RBB when the Board of Directors is not in session.

     Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board annually all persons to be nominated as directors of RBB.


     RBB pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of the Fund $9,500 annually and $700 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. Directors who are not affiliated persons of RBB are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Chairman (currently Donald van Roden) receives an additional $5,000 for his services. For the year ended August 31, 1995, each of the following members of the Board of Directors received compensation from the Fund in the following amounts: Julian A. Brodsky in the aggregate
amount of   $9,425; Francis J. McKay in the aggregate amount of $12,025;
Marvin E. Sternberg in the aggregate amount of $12,675; Donald van Roden in the aggregate amount of $14,675. On October 24, 1990, RBB adopted, as a participating employer, RBB Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach) pursuant to which RBB will contribute on a monthly basis amounts equal to 10% of the monthly compensation of each eligible employee. By virtue of the services performed by WPC, the Funds' adviser, and Counsellors Securities, the Funds' distributor, RBB itself requires only one part-time employee. No officer, director or employee of WPC currently receives any compensation from RBB.

          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS

Advisory Agreements

          WPC renders advisory services to the Funds pursuant to Investment Advisory Agreements. The Advisory Agreement relating to the Growth &
Income Fund is dated September 30, 1993. The Advisory Agreement relating to the Balanced Fund is dated September 30, 1994. The Advisory Agreement relating to the Tax Free Fund is dated March 31, 1995. Such advisory agreements are hereinafter collectively referred to as the "Advisory Contracts." Prior to October 1, 1993, PIMC and WPC rendered advisory and sub-advisory services, respectively, to the Growth & Income Fund pursuant to Advisory and Sub-Advisory Agreements dated August 16, 1988. Prior to October 1, 1994, PIMC and WPC rendered advisory and sub-advisory services, respectively, to the Balanced Fund pursuant to Advisory and Sub-Advisory Agreements dated August 16, 1988. Prior to April 10, 1995, PIMC and PNC Bank rendered advisory and sub-advisory services, respectively, to the Tax Free Fund pursuant to Advisory and Sub-Advisory Agreements dated August 16, 1988.


          For the year ended August 31, 1995, WPC waived advisory fees with
respectto the Growth & Income Fund in the amount of $   0 under the
Advisory Contract. During the same period, WPC received advisory fees (after waivers) with respect to the Growth & Income Fund in the amount of
$5,824,947.  For the year ended August 31, 1995, WPC waived advisory fees with respect to the Balanced Fund in the amount of  $14,367 under the Advisory Contract, and PIMC waived advisory fees in the amount of $362. During the same period, WPC received advisory fees (after waivers) with
respect to the Balanced Fund in the amount of   $0, and PIMC received
advisory fees (after waivers) in the amount of $0. For the year ended August 31, 1995, WPC waived advisory fees with respect to the Tax Free Fund of $9,060 under the Advisory Contract, and PIMC waived advisory fees in the amount of $13,889. During the same period, WPC received advisory fees (after waivers) with respect to the Tax Free Fund in the amount of $0, and PIMC received advisory fees (after waivers) in the amount of $0.


          As required by various state regulations, WPC will reimburse RBB or the Funds affected (as applicable) if and to the extent that the aggregate operating expenses of RBB or the Funds affected exceed applicable state limits for the fiscal year, to the extent required by such state regulations. Currently, the most restrictive of such applicable limits is believed to be 2 1/2% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets and 1 1/2% of the remaining average annual net assets. Certain expenses, such as brokerage commissions, taxes, interest and extraordinary items, are excluded from this limitation. Whether such expense limitations apply to RBB as a whole or to the Funds on an individual basis depends upon the particular regulations of such states.

          The Funds bear all of their own expenses not specifically assumed by Warburg. General expenses of RBB not readily identifiable as belonging to a portfolio of RBB are allocated among all investment portfolios by or under the direction of RBB's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a Fund include, but are not limited to, the following (or a Fund's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a Fund by WPC; (c) expenses of organizing RBB that are not attributable to a class of RBB; (d) certain of the filing fees and expenses relating to the registration and qualification of RBB and a Fund's shares under Federal and/or state securities laws and maintaining such registrations and qualifications; (e) fees and salaries payable to RBB's directors and officers;
(f) taxes (including any income or franchise taxes) and governmental fees; (g) costs of any liability and other insurance or fidelity bonds; (h) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against RBB or a Fund for violation of any law; (i) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (j) charges of custodians and other agents; (k) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (l) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (m) any extraordinary expenses; (n) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (o) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (p) costs of PFPC's use of independent pricing services to value a portfolio's securities; and (q) the cost of investment company literature and other publications provided by RBB to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of RBB, are allocated to such class.

          Under the Advisory Contracts, WPC will not be liable for any error of judgment or mistake of law or for any loss suffered by RBB or the Funds in connection with the performance of an Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of WPC in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

          The Advisory Contracts were approved on July 26, 1995 by vote of RBB's Board of Directors, including a majority of those directors who are not parties to the Advisory Contracts or interested persons (as defined in the 1940 Act) of such parties. The Advisory Contracts are terminable by vote of RBB's Board of Directors or by the holders of a majority of the outstanding voting securities of the Funds, at any time without penalty, on 60 days' written notice to WPC. The Growth & Income Fund Advisory Contract became effective on October 1, 1993 and was approved by shareholders at a special meeting held September 30, 1993. The Balanced Fund Advisory Contract became effective on October 1, 1994 and was approved by shareholders at a special meeting held September 30, 1994. The Tax Free Fund Advisory Contract became effective on April 10, 1995 and was approved by Shareholders at a meeting commenced on March 31, 1995 and concluded on April 25, 1995. The Advisory Contracts terminate automatically in the event of assignment thereof.

Custodian Agreements

          PNC Bank is custodian of the Funds' assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of the Funds, (b) holds and transfers portfolio securities on account of the Funds, (c) accepts receipts and makes disbursements of money on behalf of the Funds, (d) collects and receives all income and other payments and distributions on account of the Funds' portfolio securities and (e) makes periodic reports to the RBB's Board of Directors concerning the Funds' operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds RBB harmless from the acts and omissions of any sub-custodian. For its services to the Funds under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon the Funds' average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000 per Fund, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds.

          State Street Bank and Trust Company ("State Street") is co-custodian of the Funds' foreign securities pursuant to a sub-custodian agreement dated October 26, 1994 (the "Foreign Custodian Agreement"). Under the Foreign Custodian Agreement, State Street performs custodial functions with respect to the Funds' non-U.S. portfolio holdings, including appointment of non-U.S. custodians and agents.

Transfer Agency and Sub-Transfer Agency Agreements


          PFPC, Inc. ("PFPC"), an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the No Load and Advisor Classes of the Warburg

Growth & Income and Balanced Funds and the No Load Class of the Tax Free Fund pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"). State Street Bank acts as shareholder servicing agent, sub-transfer agent and dividend disbursing agent for the Funds, under which it
(a) issues and redeems shares of the Classes, (b) addresses and mails all communications by the Funds to record owners of shares of the Classes, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to RBB's Board of Directors concerning the operations of the Classes. For its services to the Fund under the Sub-Transfer Agency Agreement, State Street receives a fee at the annual rate of $8.00 per account for the Funds, plus $5.00 per new account establishment, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.


Co-Administration Agreements

          Counsellors Funds Service, Inc. ("Counsellors Service") serves as co-administrator to the Funds pursuant to Co-Administration Agreements dated August 4, 1994 for the Growth & Income and Balanced Funds and dated March 31, 1995 for the Tax Free Fund (the "Counsellors Service Co-Administration Agreements"). Counsellors Service has agreed to provide shareholder liaison services to the Funds including responding to shareholder inquiries and providing information on shareholder accounts. The Counsellors Service Co-Administration Agreements provide that Counsellors Service shall not be liable for any error of judgment or mistake of law or any loss suffered by RBB or the Funds in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or negligence, or reckless disregard of its duties and obligations thereunder. In consideration for providing services pursuant to the Counsellors Service Co-Administration Agreements, Counsellors Services receives a fee with respect to the Growth & Income Fund calculated at an annual rate of .05% of the Growth & Income Fund's average daily net assets for the first $125 million of average daily net assets, and .10% of average daily net assets for assets above $125 million. With respect to the Balanced and Tax Free Funds, Counsellors Service receives a fee calculated at an annual rate of .10% of each Fund's respective average daily net assets. Under the Counsellors Service Co-Administration Agreements, the Growth & Income Fund paid Counselors Service $714,152 for the fiscal year ended August 31, 1995 and $24,186 for the fiscal year ended August 31, 1994; the Balanced Fund paid Counselors Service $1,597 for the fiscal year ended August 31, 1995; and the Tax Free Fund paid Counselors Service $1,812 for the fiscal year ended August 31, 1995.

          PFPC also serves as co-administrator to Funds pursuant to Co-Administration Agreements dated August 4, 1994 for the Growth & Income and Balanced Funds and dated March 31, 1995 for the Tax Free Fund (the "PFPC Co-Administration Agreements"). PFPC has agreed to calculate the Funds' net asset values, provide all accounting services for the Funds, and assist in related aspects of the Funds' operations. The PFPC Co-Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by RBB or the Funds in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or negligence, or reckless disregard of its duties and obligations thereunder. In consideration for providing services pursuant to the PFPC Co-Administration Agreements, PFPC receives a fee with respect to the Growth & Income Fund calculated at an annual rate of .20% of the Growth & Income Fund's average daily net assets, with a minimum annual fee of $75,000, for the first $125 million of average daily net assets, and .15% of average daily net assets for assets above $125 million. With respect to the Balanced and Tax Free Funds, PFPC receives a fee calculated at an annual rate of .15% of each Fund's respective average daily net assets, with a minimum annual fee for each Fund of $75,000. Under the PFPC Co-Administration Agreements, the Growth & Income Fund paid PFPC $1,227,497 for the fiscal year ended August 31, 1995 and $269,859 for the fiscal year ended August 31, 1994; the Balanced Fund paid PFPC $0 (after waivers) for the fiscal year ended August 31, 1995; and the Tax Free Fund paid PFPC $0 (after waivers) for the fiscal year ended August 31, 1995.

Distribution and Shareholder Servicing

     The Balanced and Tax Free Funds have each entered into Distribution Agreements with Counsellors Securities pursuant to their Distribution Plans (the "12b-1 Plans") under Rule 12b-1 of the 1940 Act. In consideration for Services (as defined below), the Distribution Agreement provides that the Balanced and Tax Free Funds will each pay Counsellors Securities a fee calculated at an annual rate of .25% of the respective average daily net assets of the No Load Shares of the Balanced and Tax Free Funds. Services performed by Counsellors Securities include (a) the sale of the No Load Shares, as set forth in the 12b-1 Plans ("Selling Services"), (b) ongoing servicing and/or maintenance of the accounts of shareholders of the Balanced and Tax Free Funds, as set forth in the 12b-1 Plans ("Shareholder Services"), and (c) sub-transfer agency services, subaccounting services or administrative services, as set forth in the 12b-1 Plans ("Administrative Services" and collectively with Selling Services and Administrative Services, "Services") including, without limitation, (i) payments reflecting an allocation of overhead and other office expenses of Counsellors Securities related to providing Services; (ii) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of the No Load Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Balanced and Tax Free Funds, and providing any other Shareholder Services; (iii) payments made to compensate selected dealers or other authorized persons for providing any Services; (iv) costs relating to the formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, and related travel and entertainment expenses;
(v) costs of printing and distributing prospectuses, statements of additional information and reports of the Balanced and Tax Free Funds to prospective shareholders of the Funds; and (vi) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that Counsellors Securities may, from time to time, deem advisable.


                                FUND TRANSACTIONS

     Subject to policies established by the Board of Directors, WPC is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions,

WPC seeks to obtain the best net results for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While WPC generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best results in particular transactions.

     No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. WPC may, consistent with the interests of the Funds and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of WPC. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by WPC under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that WPC, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of WPC, as applicable, to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

     Corporate debt and U.S. Government securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

     WPC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Funds prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Funds' anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Funds would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

     Investment decisions for the Funds and for other investment accounts managed by WPC are made independently of each other in the light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to the Funds. The Funds will not purchase securities during the existence of any underwriting or selling group relating to such security of which WPC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by RBB's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by RBB's directors as deemed necessary from time to time, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that WPC not participate in or benefit from the sale to a Fund.

     In no instance will portfolio securities be purchased from or sold to Counsellors Securities, PNC Bank or WPC or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.


     During the year ended August 31, 1995, the Growth & Income Fund paid $3,023,620 of brokerage commissions, the Balanced Fund paid $9,437 of brokerage commissions, and the Tax Free Fund paid $ 0 of brokerage commissions.



     A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund. Federal income tax laws may restrict the extent to which a Fund may engage in short term trading of securities. See "Taxes." For the year ended August 31, 1995, the Growth & Income Fund had a portfolio turnover rate of 109%. For the year or period ended August 31, 1995, the Balanced Fund had a portfolio turnover rate of 107%. For the year ended August 31, 1995, the Tax Free Fund had a portfolio turnover rate of 38%. The Funds anticipate that their annual portfolio turnover rates will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.


                       PURCHASE AND REDEMPTION INFORMATION
The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in securities chosen by RBB and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. RBB has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

     Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


                               VALUATION OF SHARES

     The net asset value per share of each Fund is calculated as of 4:00 p.m. Eastern Time on each Business Day. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed). Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the evaluation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at 4:00 p.m.; securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.


     In determining the approximate market value of portfolio investments, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Funds' books at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of RBB's Board of Directors.


                             PERFORMANCE INFORMATION

     Total Return. For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission, funds advertising performance must include total return quotes calculated according to the following formula:

            P(1 + T)n = ERV

  Where:    P =  a hypothetical initial payment of $1,000

            T =  average annual total return

            n =  number of years (1, 5 or 10)

          ERV =   ending redeemable value at the end of the 1, 5 or 10 year
periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

          Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Funds' registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Funds are assumed to have been reinvested at net asset value, as described in the Prospectus, on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Funds.


     Calculated according to the SEC rules, for the year ended August 31, 1995, both the average annual total return and the aggregate total return was
15.62% for the Growth & Income Fund,  21.56% for the Balanced Fund, and
8.89% for the Tax Free Fund. Calculated according to the SEC rules, for the period beginning on the commencement of the Funds' operations and ending
August 31, 1995, the average annual total return (commencing October , 1988)
was  15.74% for the Growth & Income Fund,   12.96% for the Balanced Fund
and 8.34% for the Tax Free Funds. For the same periods, the aggregate total return (commencing October , 1988) was 174.48% for the Growth & Income
Fund,  131.99% for the Balanced Fund and  73.39% for the Tax Free Fund.


     Performance. From time to time, the Funds may advertise their average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in a Fund from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of a Fund's shares assuming that any income dividends and/or capital gain distributions made by a Fund during the period were reinvested in shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of a Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

     When considering average total return figures for periods longer than one year, it is important to note that a Fund's annual total return for one year in the period might have been grater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Funds seek long-term appreciation and that such return may not be representative of a Fund's return over a longer market cycle. The Funds may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in a Fund for the specific period (again reflecting changes in a Fund's share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs, may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions) and would be quoted separately for each class of a Fund's shares.

     Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance.

     In reports or other communications to investors or in advertising material, the Funds may describe general economic and market conditions affecting the Funds and may compare their performance with (1) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (2) with the S&P 500, which is an unmanaged indexes of common stocks prepared by Standard & Poor's Corporation or (3) other appropriate indices of investment securities or with data developed by Counsellors derived from such indices. The Funds may also include evaluations published by nationally recognized ranking services and by financial publications that are nationally recognized, such as The Wall Street Journal, Investor's Daily, Money, Inc., Institutional Investor, Barron's, Fortune, Forbes Business Week, Morningstar, Inc. and Financial Times.

     In reports or other communications to investors or in advertising, the Funds may also describe the general biography or work experience of the portfolio managers of the Funds and may include quotations attributable to the portfolio managers describing approaches taken in managing the Funds' investments, research methodology, underlying stock selection or the Funds' investment objective. The Funds may also discuss the continuum of risk and return relating to different investments, and the potential impact of foreign stock on a portfolio otherwise composed of domestic securities. In addition, the Funds may from time to time compare their expense ratios to those of investment companies with similar objective and policies, as advertised by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

     Yield. The Funds may also advertise their yield. Under the rules of the SEC, a Fund advertising yield must calculate yield using the following formula:

               YIELD = 2 [(a-b+1)6 - 1]
                           ---
                            cd

   Where:  a = dividends and interest earned during the period.

           b = expenses accrued for the period (net of reimbursement).

           c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

           d = the maximum offering price per share on the last day of the period.

           Under the foregoing formula, yield is computed by compounding semi-annually, the net investment income per share earned during a 30 day period divided by the maximum offering price per share on the last day of the period. For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.


          The yield for the 30 day period ended August 31, 1995 was 0.57% for the Growth & Income Fund, 1.21% for the Balanced Fund, and 5.04% for the Tax Free Fund.


          Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields will fluctuate, they cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

          The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the rates on the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by a Fund, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, the Fund's investment adviser or sub-adviser will consider whether the Fund should continue to hold the obligation.

          From time to time, in advertisements or in reports to shareholders with respect to the Funds, the yields of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of a Fund may be compared to the Donoghue's Money RRB Report(R) of Holliston, MA, 10746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.

                                TAXES

          The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

          The Funds have elected to be taxed as regulated investment companies under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As regulated investment companies, the Funds are exempt from Federal income tax on their net investment income and realized capital gains which they distribute to shareholders, provided that they distribute an amount equal to the sum of (a) at least 90% of their investment company taxable income (net taxable investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of their net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfy certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for Federal excise tax (discussed below).

          In addition to satisfaction of the Distribution Requirement each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of any of the following investments, if such investments were held for less than three months: (a) stock or securities (as defined in Section 2(a)(36) of the 1940 Act); (b) options, futures, or forward contracts (other than options, futures or forward contracts on foreign currencies); and (c) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the regulated investment company's principal business of investing in stock or securities (or options and futures with respect to stocks or securities) (the "Short-Short Gain Test"). Interest (including accrued original issue discount and, in the case of debt securities bearing taxable interest income, "accrued market discount") received by a Fund at maturity or on disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security for purposes of the Short-Short Gain Test. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

          Future Treasury regulations may provide that currency gains that are not "directly related" to a Fund's principal business of investing in stock or securities (or in options or futures with respect to stock or securities) will not satisfy the Income Requirements. Income derived by a regulated investment company from a partnership or trust will satisfy the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if they were realized by a regulated investment company in the same manner as realized by the partnership or trust.

          In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which the engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").

          The Internal Revenue Service has taken the position, in informal rulings issued to other taxpayers, that the issuer of a repurchase agreement is the bank or dealer from which securities are purchased. A Fund will not enter into repurchase agreements with any one bank or dealer if entering into such agreements would, under the informal position expressed by the Internal Revenue Service, cause it to fail to satisfy the Asset Diversification Requirement.

          Distributions of investment company taxable income will be taxable (subject to the possible allowance of the dividend received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from RBB in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

          The Funds intend to distribute to shareholders their excess of net long-term capital gain over net short-term capital loss ("net capital gain"), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by a Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by any Fund as capital gain dividends may not exceed the net capital gain of a Fund for any taxable year, determined by excluding any net capital loss or net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as capital gain dividends in a written notice mailed by RBB to shareholders not later than 60 days after the close of each Fund's respective taxable year. While the Tax Free Fund does not expect to realize long-term capital gains, the Fund intends to distribute any net long-term capital gains that it may realize (such as gains from the sale of debt securities and realized market discount on tax-exempt Municipal Obligations).

          In the case of corporate shareholders, distributions (other than capital gain dividends) of a Fund for any taxable year generally qualifies for the 70% dividends received deduction to the extent of the gross amount of
"qualifying dividends" received by a Fund for the year.   Generally, a dividend
will be treated as a "qualifying dividend" if it has been received from a domestic corporation. However, a dividend received by a taxpayer will not be treated as a "qualifying dividend" if (1) it has been received with respect to any share of stock that the taxpayer has held for 45 days (90 days in the case of certain preferred stock) or less (excluding any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend), or (2) to the extent that the taxpayer is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. RBB will designate the portion, if any, of the distribution made by a Fund that qualifies for the dividends received deduction in a written notice mailed by RBB to shareholders not later than 60 days after the close of the Fund's taxable year.

          Investors should note that changes made to the Code by the Tax Reform Act of 1986 and subsequent legislation have not entirely eliminated distinctions in the tax treatment of capital gain and ordinary income distributions. The nominal maximum marginal rate on ordinary income for individuals, trusts and estates is currently 31%, but for individual taxpayers whose adjusted gross income exceeds certain threshold amounts (that differ depending on the taxpayer's filing status) in taxable years beginning before 1996, provisions phasing out personal exemptions and limiting itemized deductions may cause the actual maximum marginal rate to exceed 31%. The maximum rate on the net capital gain of individuals, trusts and estates, however, is in all cases 28%. Capital gains and ordinary income of corporate taxpayers are taxed at a nominal maximum rate of 34% (an effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000). Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

          Distributions of net investment income received by the Funds from investments in debt securities will (except in the case of exempt interest dividends distributed by the Tax-Free Fund) be taxable to shareholders as ordinary income and will not be treated as "qualifying dividends" for purposes of the dividends received deduction. Although the Tax-Free Fund does not expect to receive net investment income other than Tax-Exempt Interest and AMT Interest, up to 20% of the net assets of the Fund may be invested in Municipal Obligations that do not bear Tax-Exempt Interest or AMT Interest, and any taxable income recognized by the Fund will be distributed and taxed to their shareholders in accordance with the foregoing rules.

          The Tax-Free Fund is designed to provide investors with current tax-exempt interest income. Exempt interest dividends distributed to shareholders by the Fund is not included in the shareholder's gross income for regular Federal income tax purposes. In order for the Tax-Free Fund to pay exempt interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the value of the Fund must consist of exempt interest obligations.

            In addition, the Tax-Free Fund may not be appropriate investments for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a nonexempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenue derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

          The Tax-Free Fund may acquire standby commitments with respect to Municipal Obligations held in its portfolio and will treat any interest received on Municipal Obligations subject to such standby commitments as tax-exempt income. In Rev. Rul. 82-144, 1982-2 C.B. 34, the Internal Revenue Service held that a mutual fund acquired ownership of municipal obligations for federal income tax purposes, even though the fund simultaneously purchased

"put" agreements with respect to the same municipal obligations from the seller of the obligations. The Fund will not engage in transactions involving the use of standby commitments that differ materially from the transaction described in Rev. Rul. 82-144 without first obtaining a private letter ruling from the Internal Revenue Service or the opinion of counsel.

          Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Free Fund is not deductible for income tax purposes if (as expected) the Tax-Free Fund distributes exempt interest dividends during the shareholder's taxable year. Receipt of exempt interest dividends may result in collateral Federal income tax consequences to certain other taxpayers, including persons subject to alternative minimum tax (see Prospectus and discussion below), financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

          Corporate taxpayers may be liable for alternative minimum tax, which is imposed at the rate of 20% of "alternative minimum taxable income" (less, in the case of corporate shareholders with "alternative minimum taxable income" of less than $310,000, the applicable "exemption amount"), in lieu of the regular corporate income tax. "Alternative minimum taxable income" is equal to "taxable income" (as determined for corporate income regular tax purposes) with certain adjustments. Although corporate taxpayers in determining "alternative minimum taxable income" are allowed to exclude exempt interest dividends (other than exempt interest dividends derived from certain private activity bonds ("AMT Preference Dividends"), as explained in the Prospectus) and to utilize the 70% dividends received deduction at the first level of computation, the Code requires (as a second computational step) that "alternative minimum taxable income" be increased by 75% of the excess of "adjusted current earnings" over other "alternative minimum taxable income."

          Corporate shareholders will have to take into account (1) all exempt interest dividends and (2) the full amount of all dividends from the Tax-Free Fund that are treated as "qualifying dividends" for purposes of the dividends received deduction in determining their "adjusted current earnings." As much as 75% of any exempt interest dividend and 82.5% of any "qualifying dividend" received by a corporate shareholder could, as a consequence, be subject to alternative minimum tax. Exempt interest dividends received by such a corporate shareholder may accordingly be subject to alternative minimum tax at an effective rate of 15%.

          Corporate investors should also note that the Superfund Amendments and Reauthorization Act of 1986 imposes an environmental tax on corporate taxpayers of 0.12% of the excess of "alternative minimum taxable income" (with certain modifications) over $2,000,000 for taxable years beginning after 1986 and before 1996, regardless of whether such taxpayers are liable for alternative minimum tax.

          If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends (including amounts derived from interest on Municipal Obligations in the case of the Tax-Free Fund) to the extent of such Fund's current and accumulated earning and profits. Such distributions will be eligible for the dividends received deduction in the case
of corporate shareholders.   Investors should be aware that any loss realized on
a sale of shares of a Fund will be disallowed to the extent an investor repurchases shares of the same Fund within a period of 61 days (beginning 30 days before and ending 30 days after the day of disposition of the shares). Dividends paid by a Fund in the form of shares within the 61-day period would be treated as a purchase for this purpose.

          A shareholder will recognize gain or loss upon an exchange of shares of a Fund for shares of another Fund or of another Warburg Pincus Fund upon exercise of an exchange privilege. Shareholders may not include the initial sales charge in the tax basis of the Shares exchanged for shares of another Fund or of another Warburg Pincus Fund for the purpose of determining gain or loss on the exchange, where the Shares exchanged have been held 90 days or less. The sales charge will increase the basis of the shares acquired through exercise of the exchange privilege (unless the shares acquired are also exchanged for shares of another Fund or of another Warburg Pincus Fund within 90 days after the first exchange).

          The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Because the Funds intend to distribute all of their taxable income currently, no Fund anticipates incurring any liability for this excise tax. However, investors should note that the Funds may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.

          RBB will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends (other than exempt interest dividends of the Tax Free Fund) paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to RBB that he is not subject to backup withholding or that he is an "exempt recipient."

          The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

          Although the Funds expect to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.

                              DESCRIPTION OF SHARES


          The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 12.2 billion shares are currently classified as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (U.S. Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (U.S. Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (U.S. Government Money), 500 million shares are classified as Class T Common Stock (International), 500 million shares are classified as Class U Common Stock (High Yield), 500 million shares are classified as Class V Common Stock (Emerging), 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock (U.S. Core Equity), 50 million shares are classified as Class Y Common Stock (U.S. Core Fixed Income), 50 million shares are classified as Class Z Common Stock (Global Fixed Income), 50 million shares are classified as Class AA Common Stock (Municipal Bond), 50 million shares are classified as Class BB Common Stock (BEA Balanced), 50 million shares are classified as Class CC Common Stock (Short Duration), 100 million shares are classified as Class DD Common Stock (Growth & Income Series 2), 100 million shares are classified as Class EE Common Stock (Balanced Series 2), 700 million shares are classified as Class Alpha 1 Common Stock (Money), 200 million shares are classified as Class Alpha 2 Common Stock (Municipal Money), 500 million shares are classified as Class Alpha 3 Common Stock (U.S. Government Money), 100 million shares are classified as Class Alpha 4 Common Stock (N.Y. Money), 1 million shares are classified as Class Beta 1 Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 1 million shares are classified as Gamma 1 Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (U.S. Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (U.S. Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (U.S. Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class A, C and D Common Stock constitute the No Load Classes of the Growth & Income, Balanced and Tax Free Funds, respectively. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

          The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Warburg Pincus Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Bradford Family, the BEA Family, the Janney Montgomery Scott Money Family, the Beta Family, the Gamma Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in one non-money market portfolio as well as the Money Market and Municipal Money Market Portfolios; the Warburg Pincus Family represents interests in the Growth & Income, Balanced, and Tax Free Funds; the Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios; the Bradford Family represents interests in the Municipal Money Market and Government Obligations Money Market Portfolios; the BEA Family represents interests in nine non-money market portfolios; the Janney

Montgomery Scott Family and the Beta, Gamma, Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios.

                  ADDITIONAL INFORMATION CONCERNING FUND SHARES

          RBB does not currently intend to hold annual meetings of shareholders
except as required by the 1940 Act or other applicable law.   RBB's amended
By-Laws provide that shareholders collectively owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

          As stated in the Prospectus, holders of shares of each class of RBB will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

          Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law, (for example by Rule 18f-2 discussed above) or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                                  MISCELLANEOUS

          Counsel. The law firm of Ballard Spahr Andrews & Ingersoll, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103 serves as counsel to RBB, PIMC, PNC Bank and PFPC. The law firm of Drinker Biddle & Reath,
1100 Philadelphia National Bank Building, Broad and Chestnut Streets, Philadelphia, Pennsylvania 19107, serves as counsel to RBB's independent directors.


          Independent Accountants. Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as RBB's independent accountants. RBB's financial statements which appear in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., as set forth in their report, which also appears in this Statement of Additional Information, and have been included herein in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

          Control Persons. As of November 6, 1995, to RBB's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of RBB indicated below. See "Description of Shares" above. RBB does not know whether such persons also beneficially own such shares.

PORTFOLIO                   NAME AND ADDRESS                     PERCENT OWNED
---------                   ----------------                     -------------

Warburg Pincus              Charles Schwab & Co., Inc.              32.97
Growth & Income Fund        Reinvest Account
(Class A)                   Attn:  Mutual Funds Dept.
                            101 Montgomery Street
                            San Francisco, CA  94104-4122


                            National Financial Services Corp.       12.78
                            FBO Customers
                            P.O. Box 3908
                            Church Street Station
                            New York, New York  10008-3908


Warburg Pincus              Charles Schwab & Co., Inc.              39.41
Balanced Fund               Reinvest Account
(Class C)                   Attn:  Mutual Funds Dept.
                            101 Montgomery Street
                            San Francisco, CA  94104-4122


                            National Financial Services Corp.       19.15
                            FBO Customers
                            P.O. Box 3908
                            Church Street Station
                            New York, New York  10008-3908

PORTFOLIO                   NAME AND ADDRESS                     PERCENT OWNED
---------                   ----------------                     -------------

Warburg Pincus              Gruntal Co.                             11.30
Tax Free Fund               FBO 995-10702-19
(Class D)                   14 Wall Street
                            New York, New York  10005-2176


                            Gruntal Co.                             10.20
                            FBO 995-16852-14
                            14 Wall Street
                            New York, New York  10005-2176


RBB Money Market            Luanne M. Garvey and Robert J.         13.748
Portfolio                   Garvey
(Class E)                   2729 Woodland Avenue
                            Trooper, PA   19403


                            PNC Bank, NA Custodian FBO              13.048
                            Harold T. Erfer
                            414 Charles Lane
                            Wynnewood, PA   19096


                            PNC Bank, NA Custodian FBO Karen        16.954
                            M. McElhinny and  Contribution
                            Account
                            4943 King Arthur Drive
                            Erie, PA   16506


                            E.L. Haines Jr. and Betty J.            7.862
                            Haines
                            2341 Pinebluff Drive
                            Dallas, TX   75228


                            John Robert Estrada and                 13.600
                            Shirley Ann Estrada
                            1700 Raton Drive
                            Arlington, TX   76018


                            Eric Levine and Linda & Howard         29.640
                            Levine
                            67 Lanes Pond Road
                            Howell, NJ  07731


RBB Municipal Money         William B. Pettus Trust                 12.614
Market  Portfolio           Augustine W. Pettus Trust
(Class F)                   827 Winding Path Lane
                            St. Louis, MO  63021- 6635


                            Seymour Fein                            87.385
                            P.O. Box 486
                            Tremont Post Office
                            Bronx, NY  10457- 0486

PORTFOLIO                   NAME AND ADDRESS                     PERCENT OWNED
---------                   ----------------                     -------------

Cash Preservation Money     Jewish Family and Children's            54.415
Market  Portfolio           Agency of Philadelphia
(Class G)                   Capital Campaign
                            Attn:  S. Ramm
                            1610 Spruce Street
                            Philadelphia, PA   19103


                            Helen M. Ellenby                         5.866
                            503 Falcon Lane
                            West Chester, PA  19382-5716

                            Lynda R. Succ Trustee for in Trust      11.363
                            under The Lynda R. Campbell Caring
                            Trust
                            935 Rutger Street
                            St. Louis, MO   63104


Cash Preservation           Kenneth Farwell and Valerie             7.020
Municipal Money Market      Farwell Jt. Ten
 Portfolio                  3854 Sullivan
(Class H)                   St. Louis, MO  63107

                            Larnie Johnson and Mary Alice           6.449
                            Johnson
                            4927 Lee Avenue
                            St. Louis, MO  63115-1726

                            Deborah  C. Brown of Trustee         60.191
                            for Barbara J.C. Custis Trustee
                            The Crowe Trust
                            9921 West 128th Terrace
                            Overland Park, KS   66213

Sansom Street Money         Wasner & Co.                            14.119
Market   Portfolio          FAO Paine Webber and Managed
(Class I)                   Assets Sundry Holdings
                            Attn:  Joe Domizio
                            200 Stevens Drive
                            Lester, PA   19113

                            Saxon and Co.                           75.097
                            FBO Paine Webber
                            P.O. Box 7780 1888
                            Philadelphia, PA   19182

                            Robertson Stephens & Co.                10.432
                            FBO Exclusive Benefit Investors
                            555 California St./#2600
                            San Francisco, CA   94104

PORTFOLIO                   NAME AND ADDRESS                     PERCENT OWNED
---------                   ----------------                     -------------

Bedford New York            Laurel Holding Co.                       7.7
Municipal Money Market      P.O. Box 2021
(Class O)                   Jamesport, NY   11947

BEA High Yield Portfolio    Chase Manhattan Bankers Trustee         17.943
(Class U)                   for Kendale Company Master Pension
                            Plan
                            Attn: Mark Tesoriero
                            3 Metrotech Center
                            6th Floor
                            Brooklyn, NY   11245


                            Temple Inland Master Retirement         5.902
                            Trust
                            303 South Temple Drive
                            Diboll, TX   75941


                            State of Oregon                         55.342
                            Treasury Department
                            159 State Capital Building
                            Salem, OR   97310


BEA Emerging Markets        Wachovia Bank North Carolina Trust      8.571
Equity   Portfolio          for Carolina Power & Light Co.
(Class V)                   Supplemental Retirement Trust
                            301 N. Main Street
                            Winston-Salem, NC   27101


                            Northern Trust Company Trustee for      19.696
                            Texas Instruments Employee Plan
                            P.O. Box 92956
                            Chicago, IL  60675- 2956


                            Hall Family Foundation                  19.836
                            P.O. Box 419580
                            Kansas City, MO   64208


                            Northern Trust                          11.799
                            Trustee for Pillsbury
                            P.O. Box 92956
                            Chicago, IL   60675


                            Amherst H. Wilder Foundation            5.829
                            919 Lafond Avenue
                            St. Paul, MN   55104


BEA US Core Equity          Bank of New York                        61.989
Portfolio                   Trust APU Buckeye Pipeline
(Class X)                   One Wall Street
                            New York, NY   10286

PORTFOLIO                   NAME AND ADDRESS                     PERCENT OWNED
---------                   ----------------                     -------------

                            Werner & Pfleiderer Pension             11.181
                            Plan Employees
                            663 E. Crescent Avenue
                            Ramsey, NJ   07446

                            BEA Associates                          10.151
                            FAO Profit Sharing Trust
                            153 E. 53rd Street
                            New York, NY   10022

                            BEA Associates                          6.023
                            FAO Pension Trust
                            153 E. 53rd Street
                            New York, NY   10022


BEA US Core Fixed Income    New England UFCW & Employers'           31.493
  Portfolio                 Pension Fund Board of Trustees
(Class Y)                   161 Forbes Road, Suite 201
                            Braintree, MA   02184

                            Bankers Trust                           24.555
                            Trust Pechniney Corp. Pension
                            Master Trust
                            34 Exchange Place
                            4th Floor
                            Jersey City, NJ   07302

                            Kollmorgen Corporation                  5.773
                            Pension Trust
                            1601 Thapelo Road
                            Waltham, MA   02154


                            Patterson & Co.                         21.176
                            P.O. Box 7829
                            Philadelphia, PA   19102

BEA Global Fixed Income     Sunkist Master Trust                    64.337
  Portfolio                 14130 Riverside Drive
(Class Z)                   Sherman Oaks, CA  91423

                            Key Trust Co. of Ohio                   35.661
                            FBO Eastern Enterp. Collective
                            Inv. Trust
                            P.O. Box 901536
                            Cleveland, OH  44202-1559

BEA Municipal Bond Fund     William A. Marquard                     29.461
  Portfolio                 2199 Maysville Rd.
(Class AA)                  Carlisle, KY   40311

PORTFOLIO                   NAME AND ADDRESS                     PERCENT OWNED
---------                   ----------------                     -------------

                            Arnold Leon                             10.294
                            c/o Fiduciary Trust Company
                            P.O. Box 3199
                            Church Street Station
                            New York, NY   10008



                            Edgar E. Sharp                          7.331
                            P.O. Box 8338
                            Longboat Key, FL   34228


                            John C. Cahill                          13.513
                            c/o David Holmgren
                            30 White Birch Lane
                            Cots Cob, CT   06870



                            Irwin Bard                              7.247
                            1750 North East 183rd St. North
                            Miami Beach, FL   33160

 Warburg Pincus Growth &    Connecticut General Life Ins. Co.       98.68
Income Series 2             on behalf of its separate accounts
(Class DD)                  55E 55F 55G c/o Melissa Spencer
                            M110
                            CIGNA Corp. P.O. Box 2975
                            Hartford, CT  06104-2975


Warburg Pincus Balanced     Warburg Pincus Counsellors Inc.         85.15
Fund Series 2               Attn:  Stephen Distler
(Class EE)                  466 Lexington Avenue
                            10th Floor
                            New York, New York  10017-3140


Janney Montgomery Scott     Janney Montgomery Scott                  100
Money Market                1801 Market Street
Portfolio                   Philadelphia, PA  19103-1675
(Class Alpha 1)


Janney Montgomery Scott     Janney Montgomery Scott                  100
Municipal Money Market      1801 Market Street
 Portfolio                  Philadelphia, PA  19103-1675
(Class Alpha 2)


Janney Montgomery Scott     Janney Montgomery Scott                  100
Government Obligations      1801 Market Street
Money Market                Philadelphia, PA  19103-1675
Portfolio
(Class Alpha 3)

PORTFOLIO                   NAME AND ADDRESS                     PERCENT OWNED
---------                   ----------------                     -------------

Janney Montgomery Scott     Janney Montgomery Scott                  100
New York Municipal Money    1801 Market Street
Market Portfolio            Philadelphia, PA  19103-1675
(Class Alpha 4)




     As of the above date, directors and officers as a group owned less than one percent of the shares of RBB.

     Litigation.  There is currently no material litigation affecting RBB.

-------------------------------------------------------------------------------------------------
 WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS
August 31, 1995
-------------------------------------------------------------------------------------------------

                                                                       NUMBER
                                                                      OF SHARES        VALUE
                                                                      ---------        -----
COMMON STOCKS AND WARRANTS (82.2%)
Aerospace (1.3%)
 Allied-Signal, Inc.                                                    325,000    $   14,421,875
                                                                                   --------------
Agriculture Production Corporations (0.4%)
 Terra Industries, Inc.                                                 320,300         4,284,013
                                                                                   --------------
Air Conditioning & Heating (0.9%)
 Management Systems Johnson Controls, Inc.                              170,000        10,348,750
                                                                                   --------------
Automobiles (1.3%)
 Navistar International**                                             1,130,000        14,690,000
                                                                                   --------------
Banking (3.2%)
 First Interstate Bancorp                                               368,000        35,144,000
                                                                                   --------------
Chemicals (1.4%)
 PPG Industries, Inc.                                                   355,000        15,176,250
                                                                                   --------------
Construction (2.2%)
 Stone & Webster, Inc.                                                  655,000        24,235,000
                                                                                   --------------
Electronic Computers (6.2%)
 GRC International, Inc.**                                              667,000        16,341,500
 Honeywell, Inc.                                                        655,000        28,656,250
 International Business Machines Corp.                                  221,000        22,845,875
                                                                                   --------------
                                                                                       67,843,625
                                                                                   --------------
Electronics (1.2%)
 Motorola, Inc.                                                         175,000        13,081,250
                                                                                   --------------
Entertainment (3.8%)
 Acclaim Entertainment, Inc.**                                        1,420,000        35,855,000
 Boardwalk Casino, Inc.**                                               525,000         4,528,125
 Boardwalk Casino, Inc. Warrants (expire 02/14/98)**                    375,000         1,453,125
                                                                                   --------------
                                                                                       41,836,250
                                                                                   --------------
Financial Services (7.0%)
 BankAmerica Corp.                                                      655,000        37,007,500
 Crestar Financial Corp.                                                270,000        15,221,250
 Loyola Capital Corp.                                                   247,500         8,662,500
 Midlantic Corp.                                                        302,000        15,553,000
                                                                                   --------------
                                                                                       76,444,250
                                                                                   --------------
Insurance (3.3%)
 Chubb Corp.                                                            150,000        13,687,500
 USF&G Corp.                                                          1,234,000        22,366,250
                                                                                   --------------
                                                                                       36,053,750
                                                                                   --------------

                See Accompanying Notes to Financial Statements.

                                      F-1
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS (CONT'D)
August 31, 1995
-------------------------------------------------------------------------------------------------

                                                                       NUMBER
                                                                      OF SHARES        VALUE
                                                                      ---------        -----
COMMON STOCKS AND WARRANTS (CONT'D)
Manufacturing (4.5%)
 Corning Glass, Inc.                                                    909,000    $   29,656,125
 Rauma OY Sponsored ADR**                                               102,900         2,443,875
 Trinity Industries, Inc.                                               500,000        16,187,500
 Whitman Corp.                                                           50,000         1,006,250
                                                                                   --------------
                                                                                       49,293,750
                                                                                   --------------
Medical & Medical Services (1.9%)
 Acuson Corp.**                                                         210,000         2,756,250
 Foxmeyer Health Corp.**                                                689,000        17,741,750
                                                                                   --------------
                                                                                       20,498,000
                                                                                   --------------
Metals & Mining (19.0%)
 Echo Bay Mines Ltd.                                                    500,000         5,187,500
 Hecla Mining Co.**                                                   1,940,000        22,310,000
 Homestake Mining Co.                                                 2,282,500        37,661,250
 Inco Ltd.                                                              985,000        34,475,000
 Newmont Mining Corp.                                                   903,000        39,280,500
 Pegasus Gold, Inc.**                                                 1,419,000        17,737,500
 Placer Dome, Inc.                                                    1,519,600        39,699,550
 Prime Resources Group, Inc.**                                        1,400,000        11,210,360
                                                                                   --------------
                                                                                      207,561,660
                                                                                   --------------
Oil (1.0%)
 Quaker State Corp.                                                     715,000        10,725,000
                                                                                   --------------

Oil Services (4.4%)
 Baker Hughes, Inc.                                                     871,500        19,608,750
 Halliburton Co.                                                        521,000        22,077,375
 Occidental Petroleum Corp.                                             280,000         6,090,000
                                                                                   --------------
                                                                                       47,776,125
                                                                                   --------------
Steel (13.0%)
 AK Steel Holding Corp.**                                               454,000        14,471,250
 Bethlehem Steel Corp.**                                              1,581,000        23,122,125
 CBI Industries, Inc.                                                 1,160,000        28,420,000
 Inland Steel Industries, Inc.                                          585,000        16,014,375
 LTV Corp.**                                                          1,122,500        17,539,062
 USX-US Steel Group                                                   1,050,000        34,387,500
 WHX Corp.**                                                            623,000         7,865,376
                                                                                   --------------
                                                                                      141,819,688
                                                                                   --------------
Telecommunications (5.6%)
 Airtouch Communications, Inc.**                                        363,400        11,810,500
 Comcast Corp. Special Class A Non-Voting                             1,000,000        21,375,000
 Qualcomm, Inc.**                                                       280,000        13,650,000
 Tele-Communications, Inc. Class A**                                    800,000        14,800,000
                                                                                   --------------
                                                                                       61,635,500
                                                                                   --------------

                See Accompanying Notes to Financial Statements.

                                      F-2
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS (CONCLUDED)
August 31, 1995
-------------------------------------------------------------------------------------------------
                                                                       NUMBER
                                                                      OF SHARES        VALUE
                                                                      ---------        -----
COMMON STOCKS AND WARRANTS (CONT'D)
Tire & Rubber (0.4%)
 Cooper Tire & Rubber Co.                                               160,000    $    4,160,000
                                                                                   --------------
Transportation (0.2%)
 Consolidated Freightways, Inc.                                         100,000         2,587,500
                                                                                   --------------

TOTAL COMMON STOCKS AND WARRANTS (Cost $781,860,824)                                  899,616,236
                                                                                   --------------

                                                            MATURITY    PAR (000)
                                                            --------    ---------
UNITED STATES TREASURY OBLIGATIONS (2.7%)
 U.S. Treasury Bills 5.40% (Cost $29,973,000)               09/07/95    $  30,000        29,973,000
                                                                                     --------------

REPURCHASE AGREEMENTS (13.8%)
 Greenwich Capital Markets Inc. 5.83%                       09/01/95      151,138       151,138,000
 (Agreement dated 08/31/95 to be repurchased at
 $151,162,476, collateralized by $150,000,000 U.S.
 Treasury Notes 7.50% due 01/31/97. Market value of
 collateral is $154,312,500).
 (Cost $151,138,000)
                                                                                     --------------

TOTAL INVESTMENTS AT VALUE (Cost $962,971,826*) (98.7%)                               1,080,727,236

OTHER ASSETS IN EXCESS OF LIABILITIES (1.3%)                                             14,368,010
                                                                                     --------------

NET ASSETS (Applicable to 63,295,201 Common Shares and
 3,472,875 Advisor Shares) (100.0%)                                                  $1,095,095,246
                                                                                     --------------
                                                                                     --------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 COMMON SHARE ($1,038,193,292  :  63,295,201)                                                $16.40
                                                                                             ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 ADVISOR SHARE ($56,901,954  :  3,472,875)                                                   $16.38
                                                                                             ======

* Cost for Federal income tax purposes at August 31, 1995, is $963,365,013. The gross appreciation (depreciation) on a tax basis is as follows:


                    Gross Appreciation     $126,262,394
                    Gross Depreciaton       (8,900,171)
                                           ------------
                    Net Appreciation       $117,362,223
                                           ------------
                                           ------------

** Non-income producing.



                See Accompanying Notes to Financial Statements.

                                      F-3
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF OPERATIONS
For the Year Ended August 31, 1995
-------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends                                                      $ 10,389,100
    Interest                                                         11,731,546
                                                                   ------------
        Total investment income                                      22,120,646
                                                                   ------------
EXPENSES:
    Investment advisory fees                                          5,824,947
    Administration fees                                               1,941,649
    Distribution fees                                                    71,233
    Custodian fees                                                      162,248
    Transfer agent fees                                               1,060,279
    Legal fees                                                           63,384
    Audit fees                                                           55,268
    Registration fees                                                   264,509
    Insurance expense                                                    23,560
    Printing expense                                                     86,973
    Other expenses                                                       26,827
                                                                   ------------
        Total expenses                                                9,580,877
                                                                   ------------
            Net investment income                                    12,539,769
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) from:
        Investment transactions                                      41,087,749
        Futures contracts                                            (2,798,582)
                                                                   ------------
                                                                     38,289,167
                                                                   ------------
    Net change in unrealized appreciation of investments             96,772,046
                                                                   ------------
    Net gain on investments and future contracts                    135,061,213
                                                                   ------------
Net increase in net assets resulting from operations               $147,600,982
                                                                   ------------
                                                                   ------------

                See Accompanying Notes to Financial Statements.

                                      F-4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
 WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------

                                                                    For the            For the
                                                                  Year Ended         Year Ended
                                                                August 31, 1995    August 31, 1994
                                                                ---------------    ---------------
Increase (decrease) in net assets:
Operations:
    Net investment income                                       $    12,539,769     $      572,031
    Net gain on investments and future contracts                    135,061,213         17,971,937
                                                                ---------------    ---------------
        Net increase in net assets resulting from operations        147,600,982         18,543,968
                                                                ---------------    ---------------

Distributions to shareholders:
    Dividends to shareholders from net investment income:
      Common shares ($.1824 and $.0785, respectively,
        per share)                                                   (9,949,389)          (572,031)
      Advisor shares ($.0459 per share for 1995)                       (137,213)         --
    Distributions to shareholders from net realized capital
      gains:
      Common shares ($.1834 and $3.9751, respectively,
        per share)                                                   (8,067,592)       (10,054,939)
                                                                ---------------    ---------------
        Total distributions to shareholders                         (18,154,194)       (10,626,970)
                                                                ---------------    ---------------

Net capital share transactions                                      554,990,830        342,051,251
                                                                ---------------    ---------------
Total increase in net assets                                        684,437,618        349,968,249
Net assets:
    Beginning of year                                               410,657,628         60,689,379
                                                                ---------------    ---------------
    End of year                                                 $ 1,095,095,246     $  410,657,628
                                                                ---------------    ---------------
                                                                ---------------    ---------------

                See Accompanying Notes to Financial Statements.

                                      F-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS
August 31, 1995
--------------------------------------------------------------------------------
                                                        NUMBER
                                                       OF SHARES       VALUE
                                                       ---------       -----
COMMON STOCKS (60.1%)
U.S. COMMON STOCKS

Aerospace (0.2%)
 Allied-Signal, Inc.                                        300     $    13,313
                                                                    -----------

Banking (2.5%)
 Bank of Boston Corp.                                     2,200          96,800
 First Interstate Bancorp                                   400          38,200
                                                                    -----------
                                                                        135,000
                                                                    -----------

Business Services (1.2%)
 Paging Network, Inc.**                                   1,600          63,200
                                                                    -----------

Chemicals (0.2%)
 PPG Industries, Inc.                                       300          12,825
                                                                    -----------

Communications & Media (1.1%)
 Infinity Broadcast Corp.**                               1,600          57,400
                                                                    -----------

Computer & Office Equipment (2.1%)
 Shared Medical Systems Corp.                             1,800          66,375
 Synopsys, Inc.**                                           800          46,400
                                                                    -----------
                                                                        112,775
                                                                    -----------

Construction (0.7%)
 Stone & Webster, Inc.                                    1,000          37,000
                                                                    -----------

Electronic Computers (7.4%)
 Cabletron Systems, Inc.**                                  500          26,438
 GRC International, Inc.**                                2,100          51,450
 Honeywell, Inc.                                            800          35,000
 International Business Machines Corp.                      300          31,013
 Linear Technology Corp.                                    400          32,400
 Netscape Communications Corp.**                          1,500          74,250
 Platinum Technology, Inc.                                2,400          56,700
 System Software Associates, Inc.                           800          25,250
 Xilinx, Inc.**                                           1,500          64,312
                                                                    -----------
                                                                        396,813
                                                                    -----------

                See Accompanying Notes to Financial Statements.

                                      F-6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
August 31, 1995
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES       VALUE
                                                      ---------       -----
COMMON STOCKS (CONT'D)
Electronics (1.5%)
 Motorola, Inc.                                            200     $    14,950
 Thermospectra Corp.**                                   3,500          62,563
                                                                   -----------
                                                                        77,513
                                                                   -----------

Entertainment (1.2%)
 Acclaim Entertainment, Inc.**                           1,500          37,875
 Boardwalk Casino, Inc.**                                3,000          25,875
                                                                   -----------
                                                                        63,750
                                                                   -----------

Financial Services (5.2%)
 BankAmerica Corp.                                         700          39,550
 Citicorp Bank                                             800          53,100
 Crestar Financial Corp.                                   500          28,188
 Midlantic Corp.                                           300          15,450
 Olympic Financial Ltd.**                                3,300          75,488
 United Companies Financial Corp.                        1,100          68,475
                                                                   -----------
                                                                       280,251
                                                                   -----------

Insurance (1.0%)
 Chubb Corp.                                               300          27,375
 USF&G Corp.                                             1,300          23,563
                                                                   -----------
                                                                        50,938
                                                                   -----------

Manufacturing (3.8%)
 Allied Products Corp.                                   1,500          32,438
 Corning Glass, Inc.                                       800          26,100
 Maxim Integrated Products, Inc.                         1,000          76,250
 Roper Industries, Inc.                                  1,500          51,000
 Trinity Industries, Inc.                                  500          16,188
                                                                   -----------
                                                                       201,976
                                                                   -----------

Medical & Medical Services (1.0%)
 Foxmeyer Health Corp.**                                 2,000          51,500
                                                                   -----------


                See Accompanying Notes to Financial Statements.

                                      F-7
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
August 31, 1995
--------------------------------------------------------------------------------

                                                        NUMBER
                                                       OF SHARES       VALUE
                                                       ---------       -----
COMMON STOCKS (CONT'D)
Metals & Mining (5.3%)
 Coeur D'Alene Mines Corp.                                2,100     $    40,163
 Hecla Mining Co.**                                       3,000          34,500
 Homestake Mining Co.                                     2,100          34,650
 Inco LTD.                                                1,000          35,000
 Newmont Mining Corp.                                     1,000          43,500
 Pegasus Gold, Inc.**                                     2,500          31,250
 Placer Dome, Inc.                                        1,500          39,188
 Prime Resources Group, Inc.**                            3,000          24,022
                                                                    -----------
                                                                        282,273
                                                                    -----------

Office Furniture (1.3%)
 Viking Office Products, Inc.**                           1,900          68,400
                                                                    -----------

Oil (3.4%)
 Barrett Resources Corp.**                                2,500          53,750
 Petroleum Geo Services**                                 2,500          64,063
 Quaker State Corp.                                         500           7,500
 Texas Meridian Resources Corp.**                         5,000          55,000
                                                                    -----------
                                                                        180,313
                                                                    -----------

Oil Services (0.8%)
 Baker Hughes, Inc.                                       1,000          22,500
 Halliburton Co.                                            500          21,188
                                                                    -----------
                                                                         43,688
                                                                    -----------

Paper Mills (0.8%)
 Champion International Corp.                               800          45,300
                                                                    -----------

Pharmaceuticals (1.8%)
 Al Laboratories, Inc. Class A                            2,000          42,000
 Gilead Sciences, Inc.**                                  2,500          54,375
                                                                    -----------
                                                                         96,375
                                                                    -----------

Retail--Retail Stores (1.1%)
 Borders Group, Inc.**                                    3,000          60,750
                                                                    -----------

Retail--Women's Clothing Stores (1.0%)
 Talbots, Inc.                                            1,500          51,750
                                                                    -----------

                See Accompanying Notes to Financial Statements.

                                      F-8
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
August 31, 1995
---------------------------------------------------------------------------------------------------
                                                                            NUMBER
                                                                           OF SHARES       VALUE
                                                                           ---------       -----
COMMON STOCKS (CONT'D)
Steel (3.0%)
 Bethlehem Steel Corp.**                                                      2,000     $    29,250
 CBI Industries, Inc.                                                         1,000          24,500
 LTV Corp.                                                                    1,500          23,438
 Republic Engineered Steels**                                                 3,000          20,625
 USX-US Steel Group                                                           1,300          42,575
 WHX Corp.**                                                                  1,600          20,200
                                                                                        -----------
                                                                                            160,588
                                                                                        -----------
Telecommunications (3.2%)
 Airtouch Communications, Inc.**                                                300           9,750
 Comcast Corp. Special Class A Non-Voting                                     1,000          21,375
 Mobile Telecommunications Technologies Corp.**                               1,900          58,425
 Qualcomm, Inc.**                                                               300          14,625
 Tele-Communications, Inc. Series A Liberty Media Group**                     2,000          53,125
 Tele-Communications, Inc. Class A**                                            800          14,800
                                                                                        -----------
                                                                                            172,100
                                                                                        -----------

Textiles (0.6%)
 Westpoint Stevens, Inc.**                                                    1,500          33,562
                                                                                        -----------
FOREIGN COMMON STOCKS

Australia (0.4%)
 BTR Nylex Limited                                                            8,500          22,610
                                                                                        -----------

Austria (0.7%)
 Va Technologie AG                                                              330          36,446
                                                                                        -----------

Denmark (1.0%)
 International Service System B                                               1,900          51,716
                                                                                        -----------

France (0.8%)
 Bouygues                                                                       240          29,196
 Compagnie Francaise de Petroleum Total                                         280          16,443
                                                                                        -----------
                                                                                             45,639
                                                                                        -----------

Hong Kong (0.6%)
 Jardine Matheson Holdings LTD.                                               4,400          31,680
                                                                                        -----------

                See Accompanying Notes to Financial Statements.

                                      F-9
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
August 31, 1995
---------------------------------------------------------------------------------------------------
                                                                            NUMBER
                                                                           OF SHARES       VALUE
                                                                           ---------       -----
COMMON STOCKS (CONT'D)
Israel (0.4%)
 Clal Electronics Industries LTD.**                                             180     $    21,505
                                                                                        -----------

Japan (1.9%)
 Keyence Corp.                                                                  800         102,301
                                                                                        -----------

Malaysia (0.5%)
 Westmont B.                                                                  6,000          25,496
                                                                                        -----------

Sweden (0.6%)
 Astra B Free                                                                   960          31,180
                                                                                        -----------

United Kingdom (1.8%)
 Central European Media Enterprises LTD.** ADR                                2,700          67,837
 Takare PLC                                                                   8,200          26,715
                                                                                        -----------
                                                                                             94,552
                                                                                        -----------

TOTAL COMMON STOCKS (Cost $2,772,251)                                                     3,212,478
                                                                                        -----------

                                                                                PAR
                                                                   MATURITY    (000)      VALUE
                                                                   --------    -----      -----
AGENCY OBLIGATIONS (0.2%)
Government National Mortgage Association 6.50% (Cost $12,661)      08/15/03    $  13    $   12,858
                                                                                        ----------

UNITED STATES TREASURY OBLIGATIONS (26.4%)
 U.S. Treasury Notes
   5.875%                                                          05/31/96      300       300,390
   6.875%                                                          10/31/96      200       202,572
   8.125%                                                          02/15/98       20        21,007
   8.50%                                                           11/15/00      800       885,536
                                                                                        ----------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,384,454)                                        1,409,505
                                                                                        ----------

                See Accompanying Notes to Financial Statements.

                                      F-10
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
August 31, 1995
-------------------------------------------------------------------------------------------------
                                                                                PAR
                                                                   MATURITY    (000)      VALUE
                                                                   --------    -----      -----
REPURCHASE AGREEMENTS (8.8%)
 State Street Bank & Trust Co. 5.78%                               09/01/95      468    $  468,000
   (Agreement dated 08/31/95 to be repurchased at $468,081,
   collateralized by $480,000 U.S Treasury Notes 6.25% due
   08/31/96. Market value of collateral is $481,800.) (Cost
   $468,000)
                                                                                        ----------

TOTAL INVESTMENTS AT VALUE (Cost $4,637,366*) (95.5%)                                    5,102,841

OTHER ASSETS IN EXCESS OF LIABILITIES (4.5%)                                               239,008
                                                                                        ----------

NET ASSETS (Applicable to 480,061 Common Shares and 110 Advisor Shares)
 (100.0%)                                                                               $5,341,849
                                                                                        ----------
                                                                                        ----------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 COMMON SHARE ($5,340,625  :  480,061)                                                      $11.12
                                                                                            ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 ADVISOR SHARE ($1,224  :  110)                                                             $11.13
                                                                                            ======

 * Cost for Federal income tax purposes at August 31, 1995 is $4,641,506. The gross appreciation (depreciation) on a tax basis is as follows:

                    Gross Appreciation     $487,617
                    Gross Depreciation      (26,282)
                                           ---------
                    Net Appreciation       $461,335
                                           ---------
                                           ---------

** Non-income producing.

                See Accompanying Notes to Financial Statements.

                                      F-11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 WARBURG PINCUS BALANCED FUND
STATEMENT OF OPERATIONS
For the Year Ended August 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest                                                           $ 52,298
    Dividends                                                            11,828
    Foreign taxes withheld                                                 (202)
                                                                       --------
        Total investment income                                          63,924
                                                                       --------
EXPENSES:
    Investment advisory fees                                             14,729
    Administration fees                                                   3,991
    Distribution fees                                                     4,155
    Custodian fees                                                       21,198
    Transfer agent fees                                                  27,158
    Registration fees                                                    15,075
    Printing expense                                                     10,393
    Other expenses                                                        4,330
                                                                       --------
                                                                        101,029
    Less fees waived                                                    (17,123)
    Less expense reimbursement by advisor                               (58,364)
                                                                       --------
        Total expenses                                                   25,542
                                                                       --------

            Net investment income                                        38,382
                                                                       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) from:
      Investment transactions                                           115,816
      Foreign currency related transactions                                (679)
                                                                       --------
                                                                        115,137
                                                                       --------
    Net change in unrealized appreciation (depreciation) on:
      Investments                                                       380,862
      Foreign currency related transactions                                  (7)
                                                                       --------
                                                                        380,855
                                                                       --------
        Net gain on investments and foreign currency transactions       495,992
                                                                       --------
Net increase in net assets resulting from operations                   $534,374
                                                                       ========






                See Accompanying Notes to Financial Statements.

                                      F-12
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

 WARBURG PINCUS BALANCED FUND
STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------
                                                                       For the            For the
                                                                     Year Ended         Year Ended
                                                                   August 31, 1995    August 31, 1994
                                                                   ---------------    ---------------
Increase (decrease) in net assets:
Operations:
    Net investment income                                            $    38,382         $  29,100
    Net gain on investments                                              495,992            23,057
                                                                   ---------------    ---------------
        Net increase in net assets resulting from operations             534,374            52,157
                                                                   ---------------    ---------------
Distributions to shareholders:
    Dividends to shareholders from net investment income:
      Common shares ($.3136 and $.4586, respectively, per share)         (38,909)          (31,049)
    Distributions to shareholders from net realized capital gains:
      Common shares ($1.5069 and $.9794, respectively, per share)       (111,945)          (63,790)
                                                                   ---------------    ---------------
        Total distributions to shareholders                             (150,854)          (94,839)
                                                                   ---------------    ---------------
Net capital share transactions                                         4,150,301            88,893
                                                                   ---------------    ---------------
Total increase in net assets                                           4,533,821            46,211
Net Assets:
    Beginning of year                                                    808,028           761,817
                                                                   ---------------    ---------------
    End of year                                                      $ 5,341,849         $ 808,028
                                                                   ===============    ===============











                See Accompanying Notes to Financial Statements.

                                      F-13
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

 WARBURG PINCUS TAX FREE FUND
STATEMENT OF NET ASSETS
August 31, 1995
----------------------------------------------------------------------------------------------------
                                                                                  PAR
                                                            RATE     MATURITY    (000)      VALUE
                                                            -----    --------    -----    ----------
MUNICIPAL BONDS (97.9%)

Arizona (2.5%)
 Phoenix GO Bond (Aa, AA+)                                  6.375%   07/01/13    $ 100    $  104,375
                                                                                          ----------
California (2.4%)
 Palm Springs Community Redevelopment Agency Certificates
   VRDN + (AA-, A-1+)                                       3.70     09/06/95      100       100,000
                                                                                          ----------
Georgia (10.0%)
 Georgia Municipal Electric Authority/(FGIC Insurance)
  (Aaa, AAA)                                                6.125    01/01/14      200       204,750
 Gwinnett County GO Bonds (Aa1, AA)                         6.00     01/01/10      200       210,000
                                                                                          ----------
                                                                                             414,750
                                                                                          ----------
Kansas (4.9%)
 Kansas Department of Transportation Series A (Aa, AA)      6.00     09/01/12      200       202,500
                                                                                          ----------
Kentucky (8.0%)
 Jefferson County PCR RB (Louisville Gas and Electric
   Co.) Project A (Aa2, AA)                                 7.45     06/15/15      300       329,625
                                                                                          ----------
Maryland (27.4%)
 Baltimore Maryland Consolidated Public Improvement MB
   Series 1991C (Aaa, AAA)                                  7.50     10/15/09      400       485,500
 Baltimore Maryland Port Facility RB Consolidated Coal
   Sales Series 1984A (Aa2, AA)                             6.50     10/01/11      300       321,000
 Montgomery County Parking RB (Silver Spring Group)/
   (FGIC Insurance) (Aaa, AAA)                              6.25     06/01/07      300       322,500
                                                                                          ----------
                                                                                           1,129,000
                                                                                          ----------
Massachusetts (5.3%)
 Massachusetts Bay Transportation Authority (General
   Transportation Systems) Series A (A1, A+)                6.25     03/01/05      200       219,500
                                                                                          ----------
Michigan (4.9%)
 Michigan Underground Storage Tank Financial Assurance
   Authority 1995 Revenue Bonds Series I VDRN (Canadian
   Imperial Bank LOC)+ (P-1, A-1+)                          3.60     09/06/95      200       200,000
                                                                                          ----------
New Jersey (10.6%)
 New Jersey State Turnpike Authority RB Refunding Series
   1991 (MBIA Insurance) (Aaa, AAA)                         6.50     01/01/16      400       439,000
                                                                                          ----------
North Carolina (5.0%)
 North Carolina Municipal Power Agency (Catawba Electric)
   RB/(MBIA Insurance) (Aaa, AAA)                           6.00     01/01/10      200       207,750
                                                                                          ----------

                See Accompanying Notes to Financial Statements.

                                      F-14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

 WARBURG PINCUS TAX FREE FUND
STATEMENT OF NET ASSETS (CONT'D)
August 31, 1995
--------------------------------------------------------------------------------------------------------
                                                                                      PAR
                                                                RATE     MATURITY    (000)      VALUE
                                                                -----    --------    -----    ----------
MUNICIPAL BONDS (CONT'D)

Pennsylvania (5.2%)
 Philadelphia Water & Waste Water Revenue Bonds (Aaa, AAA)      6.25%    08/01/09    $ 200    $  214,250
                                                                                              ----------
Puerto Rico (5.3%)
 Puerto Rico Electric Power Authority Power Revenue Bonds
   Series W (Aaa, AAA)                                          6.00     07/01/03      200       217,000
                                                                                              ----------
South Carolina (5.1%)
 Spartanburg Water Systems Improvement RB (A1, AA-)             6.20     06/01/09      200       208,500
                                                                                              ----------
Utah (1.3%)
 Intermountain Power Agency (Utah Power Supply) RB Series B
   (Aa, AA)                                                     7.625    07/01/08       50        54,375
                                                                                              ----------
TOTAL INVESTMENTS AT VALUE (Cost $3,799,912*) (97.9%)                                          4,040,625
OTHER ASSETS IN EXCESS OF LIABILITIES 2.1%                                                        86,488
                                                                                              ----------
NET ASSETS (Applicable to 396,470 Shares) 100.0%                                              $4,127,113
                                                                                              ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE ($4,127,113 : 396,470)                                                                 $10.41
                                                                                              ==========


+ Variable Rate Demand Notes--The interest rate shown is the rate as of August
  31, 1995 and the maturity date shown is the longer of the next interest readjustment date or the date the principal amount can be recovered through demand.
* Also cost for Federal income tax purposes. The gross appreciation (depreciation) on a tax basis is as follows:
               Gross and Net Appreciation             $240,713
                                                      ========

   The Moody's Investors Service, Inc. and Standard & Poor's Ratings Group's ratings indicated are the most recent ratings available at August 31,1995. These ratings have not been audited by the Independent Accountants and, therefore, are not covered by the Report of Independent Accountants.

INVESTMENT ABBREVIATIONS

         VRDN.......................................   Variable Rate Demand Note
         GO.........................................   General Obligations
         LOC........................................   Letter of Credit
         MB.........................................   Municipal Bond
         PCR........................................   Pollution Control Revenue
         RB.........................................   Revenue Bond



                See Accompanying Notes to Financial Statements.

------------------------------------------------------------------------------

 WARBURG PINCUS TAX FREE FUND
STATEMENT OF OPERATIONS
For the Year Ended August 31, 1995
------------------------------------------------------------------------------

INVESTMENT INCOME
    Interest                                                         $274,436
                                                                     --------
EXPENSES
    Investment advisory fees                                           22,949
    Administration fees                                                 5,051
    Distribution fees                                                  14,565
    Custodian fees                                                     12,615
    Transfer agent fees                                                17,862
    Registration fees                                                  11,966
    Printing expense                                                    8,636
    Other expenses                                                      2,961
                                                                     --------
                                                                       96,605
    Less fees waived                                                  (32,249)
    Less expense reimbursement by advisor                             (42,354)
                                                                     --------
        Total expenses                                                 22,002
                                                                     --------
            Net investment income                                     252,434
                                                                     --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Amortized market discount                                           1,429
    Net realized loss on investments                                  (53,450)
    Net change in unrealized appreciation of investments              159,794
                                                                     --------
        Net gain on investments                                       107,773
                                                                     --------
Net increase in net assets resulting from operations                 $360,207
                                                                     ========




















                See Accompanying Notes to Financial Statements.
                                      F-16

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

 WARBURG PINCUS TAX FREE FUND
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------

                                                                       FOR THE            FOR THE
                                                                     YEAR ENDED         YEAR ENDED
                                                                   AUGUST 31, 1995    AUGUST 31, 1994
                                                                   ---------------    ---------------
Increase (decrease) in net assets:
Operations:
    Net investment income                                            $     252,434     $      328,396
    Net gain (loss) on investments                                         107,773           (334,661)
                                                                   ---------------    ---------------
        Net increase (decrease) in net assets resulting from
          operations                                                       360,207             (6,265)
                                                                   ---------------    ---------------
Distributions to shareholders:
    Dividends to shareholders from net investment income:
      Common shares ($.5426 and $.6092, respectively,
        per share)                                                        (252,796)          (332,187)
      Distributions to shareholders in excess of net investment
        income ($.0135 per share for 1994)                                   --                (7,110)
    Distributions to shareholders from net realized capital gains:
      Common shares ($.2977 and $.4886, respectively, per share)          (137,718)          (276,466)
                                                                    ---------------    ---------------
        Total distributions to shareholders                               (390,514)          (615,763)
                                                                    ---------------    ---------------
Net capital share transactions                                          (1,307,539)          (544,098)
                                                                    ---------------    ---------------
Total decrease in net assets                                            (1,337,846)        (1,166,126)
Net Assets:
    Beginning of year                                                    5,464,959          6,631,085
                                                                   ---------------    ---------------
    End of year                                                        $ 4,127,113        $ 5,464,959
                                                                   ===============    ===============





















                See Accompanying Notes to Financial Statements.
                                      F-17

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

 WARBURG PINCUS GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS (B)
(For a Share Outstanding Throughout Each Year)
-------------------------------------------------------------------------------------------------------------

                                                           For the Years Ended August 31,
                                         --------------------------------------------------------------------
                                            1995            1994          1993          1992          1991
                                            ----            ----          ----          ----          ----
NET ASSET VALUE, BEGINNING OF YEAR           $14.56         $16.72        $11.99        $12.11        $11.00
                                             ------         ------        ------        ------        ------
   Income From Investment Operations:
   Net Investment Income                     0.2224         0.0785        0.0464        0.1912        0.3744
   Net Gains on Securities (both
     realized and unrealized)                1.9834         1.8151        4.8499        0.0402        1.6891
                                             ------         ------        ------        ------        ------
      Total from Investment Operations       2.2058         1.8936        4.8963        0.2314        2.0635
                                             ------         ------        ------        ------        ------
   Less Distributions:
   Dividends (from net investment income)   (0.1824)       (0.0785)      (0.0875)      (0.1871)      (0.4043)
   Distributions (from capital gains)       (0.1834)       (3.9751)      (0.0788)      (0.1643)      (0.5492)
                                            --------       --------      --------      --------      --------
      Total Distributions                   (0.3658)       (4.0536)      (0.1663)      (0.3514)      (0.9535)
                                            --------       --------      --------      --------      --------
NET ASSET VALUE, END OF YEAR                 $16.40         $14.56        $16.72        $11.99        $12.11
                                             ======         ======        ======        ======        ======
Total Return                                  15.62%         14.41%        41.17%         1.99%        19.91%

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Year (000)            $1,038,193       $410,658       $60,689       $28,976       $24,726

Ratios of Expenses to Average Net Assets       1.22%          1.28%(a)      1.14%(a)      1.25%(a)      1.30%(a)

Ratios of Net Investment Income to
 Average Net Assets                            1.64%          0.41%         0.30%         1.66%         3.42%

Portfolio Turnover Rate                         109%           150%          344%          175%           41%

(a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Warburg Pincus Growth & Income Fund would have been 1.28%, 1.14%, 1.28% and 2.17% for the years ended August 31, 1994,
    1993, 1992 and 1991, respectively.

(b) Financial Highlights relate solely to the Common Class of shares with the Fund.


                       See Accompanying Notes to Financial Statements.


TAX STATUS OF 1995 DIVIDENDS (Unaudited)

    Dividends paid by the Fund taxable as ordinary income amounted to $0.3658 per share; 49.48% of ordinary income dividends qualify for the dividends received deduction available to corporate shareholders for U.S. income tax purposes.

    Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

 WARBURG PINCUS BALANCED FUND
FINANCIAL HIGHLIGHTS (B)
(For a Share Outstanding Throughout Each Year)
------------------------------------------------------------------------------------------------------------

                                                             For the Years Ended August 31,
                                             ---------------------------------------------------------------
                                              1995          1994          1993          1992          1991
                                              ----          ----          ----          ----          ----

NET ASSET VALUE, BEGINNING OF YEAR            $11.01        $11.71        $12.04        $12.05        $10.60
                                              ------        ------        ------        ------        ------
   Income From Investment Operations:
   Net Investment Income                      0.2080        0.4132        0.5555        0.4408        0.4213
   Net Gains on Securities (both realized
     and unrealized)                          1.7225        0.3248        1.1253        0.5155        1.7196
                                              ------        ------        ------        ------        ------
      Total from Investment Operations        1.9305        0.7380        1.6808        0.9563        2.1409
                                              ------        ------        ------        ------        ------
   Less Distributions:
   Dividends (from net investment income)    (0.3136)      (0.4586)      (0.5412)      (0.3713)      (0.4128)
   Distributions (from capital gains)        (1.5069)      (0.9794)      (1.4696)      (0.5950)      (0.2781)
                                             --------      --------      --------      --------      --------
      Total Distributions                    (1.8205)      (1.4380)      (2.0108)      (0.9663)      (0.6909)
                                             --------      --------      --------      --------      --------
NET ASSET VALUE, END OF YEAR                  $11.12        $11.01        $11.71        $12.04        $12.05
                                              ======        ======        ======        ======        ======
Total Return                                   21.56%         6.86%        15.27%         8.07%        21.18%

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Year (000)                 $5,342          $808          $762        $1,026        $1,290

Ratios of Expenses to Average Net Assets        1.53%(a)         0%(a)         0%(a)       .67%(a)      1.40%(a)

Ratios of Net Investment Income to
 Average Net Assets                             2.27%         3.76%         4.13%         3.68%         3.58%

Portfolio Turnover Rate                          107%           32%           30%           93%           76%

(a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Warburg Pincus Balanced Fund would have been 6.04%, 5.46%, 5.37%, 3.88% and 3.89% for the years ended August 31, 1995,
    1994, 1993, 1992 and 1991, respectively.

(b) Financial Highlights relate solely to the Common Class of shares with the Fund.

                         See Accompanying Notes to Financial Statements.

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

    Dividends paid by the Fund taxable as ordinary income amounted to $0.4755 per share; 18.60% of ordinary income dividends qualify for the dividend received deduction available to corporate shareholders for U.S. income tax purposes.

    Long-term capital gain dividends amounted to $1.3450 per share.

    Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

 WARBURG PINCUS TAX FREE FUND
FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout Each Year)
------------------------------------------------------------------------------------------------------------

                                                             For the Years Ended August 31,
                                             ---------------------------------------------------------------
                                              1995          1994          1993          1992          1991
                                             -------       -------       -------       -------       -------

NET ASSET VALUE, BEGINNING OF YEAR            $10.40        $11.53        $11.04        $10.46        $10.05
                                              ------        ------        ------        ------        ------
   Income From Investment Operations:
   Net Investment Income                      0.5426        0.6026        0.6385        0.6771        0.6027
   Net Gains (Losses) on Securities (both
     realized and unrealized)                 0.3077       (0.6259)       0.8654        0.6145        0.4402
                                              ------       --------       ------        ------        ------
      Total from Investment Operations        0.8503       (0.0233)       1.5039        1.2916        1.0429
                                              ------       --------       ------        ------        ------
   Less Distributions:
   Dividends (from net investment income)    (0.5426)      (0.6092)      (0.6725)      (0.6345)      (0.6212)
   Distributions (in excess of net
     investment income)                        --          (0.0135)        --            --            --
   Distributions (from capital gains)        (0.2979)      (0.4886)      (0.3414)      (0.0771)      (0.0117)
                                             --------      --------      --------      --------      --------
      Total Distributions                    (0.8403)      (1.1113)      (1.0139)      (0.7116)      (0.6329)
                                             --------      --------      --------      --------      --------
NET ASSET VALUE, END OF YEAR                  $10.41        $10.40        $11.53        $11.04        $10.46
                                              ======        ======        ======        ======        ======
Total Return                                    8.89%        (0.30%)       14.45%        12.77%        10.66%

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Year (000)                 $4,127        $5,465        $6,631        $6,491        $8,840

Ratios of Expenses to Average Net Assets         .48%(a)       .15%(a)       .17%(a)       .33%(a)       .83%(a)

Ratios of Net Investment Income to
 Average Net Assets                             5.53%         5.51%         5.71%         6.21%         6.02%

Portfolio Turnover Rate                           38%           20%           70%           78%           63%

(a) Without the waiver of advisory, administration and custody fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Warburg Pincus Tax Free Fund would have been 2.12%, 1.84%, 1.76%, 1.61% and 3.06% for the years ended August 31, 1995,
    1994, 1993, 1992 and 1991, respectively.


                           See Accompanying Notes to Financial Statements.


TAX STATUS OF 1995 DIVIDENDS (Unaudited)

    Long term capital gain dividends amounted to $0.2979 per share.

    Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS
August 31, 1995
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

    The RBB Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated in Maryland on February 29, 1988, and currently has seventeen investment Portfolios, three of which are included in these financial statements.

    The Company has authorized capital of thirty billion shares of common stock of which 12.2 billion are currently classified into sixty-one classes. Each class represents an interest in one of seventeen investment portfolios of the Company, fifteen of which are currently in operation. The classes have been grouped into fifteen separate "families", eight of which have begun investment operations including the Warburg Pincus Family. The Warburg Pincus Family is comprised of Warburg Pincus Growth & Income Fund (the "Growth & Income Fund"), Warburg Pincus Balanced Fund (the "Balanced Fund") and Warburg Pincus Tax Free Fund (the "Tax Free Fund"), which are covered in this report. The Growth & Income Fund and the Balanced Fund each have two classes of shares: Common Class and Advisor Class.

    The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's securities are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Corporate bonds, tax-exempt bonds and notes and government securities are valued on the basis of quotations provided by an independent pricing service which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

    Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses, principally distribution, transfer agent and printing, are class specific expenses and vary by class. Expenses not directly attributable to a specific portfolio or class are allocated based on relative net assets of each Portfolio and class, respectively.

    For the Growth & Income and the Balanced Funds, dividends from net investment income, if any, are declared and paid at least quarterly. For the Tax Free Fund, dividends from net investment income, if any, are declared daily and paid monthly. For all Funds, any net realized capital gains will be distributed at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1995
--------------------------------------------------------------------------------

    No provision is made for Federal taxes as it is the Company's intention to have each portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

    Money market instruments may be purchased subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian or a third party sub-custodian.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

    Warburg, Pincus Counsellors, Inc. ("Counsellors"), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ("Counsellors G.P.") serves as investment advisor for the Growth & Income Fund. The advisory fee is computed daily and payable monthly at the annual rate of .75% of the Growth & Income Fund's average daily net assets.

    Pursuant to a vote on September 30, 1994, shareholders approved a new advisory contract between the Balanced Fund and Counsellors. Under the new agreement, the Balanced Fund pays Counsellors an advisory fee at an annual rate of .90% of the Fund's average daily net assets. The prior advisory agreement between the Fund and PNC Institutional Management Corp. ("PIMC") was terminated as of that date.

    Pursuant to a vote on March 31, 1995, shareholders approved a new advisory contract between Tax Free Fund and Counsellors. Under the new agreement, Tax Free Fund pays Counsellors an advisory fee at an annual rate of .50% of the Fund s average daily net assets. The prior agreement between the Fund and PIMC was terminated as of that date.

    Counsellors may, at its discretion, voluntarily waive all or any portion of its advisory fees for any of the Funds. For the year ended August 31, 1995, investment advisory fees and waivers were as follows:

                                           GROSS                       NET
                                       ADVISORY FEE    WAIVER     ADVISORY FEE
                                       ------------    -------    ------------
Growth & Income Fund                    $ 5,824,947    $ --        $ 5,824,947
Balanced Fund                                14,729    (14,729)        --
Tax Free Fund                                22,949    (22,949)        --

    PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., and Counsellors Fund Services, Inc. ("CFSI"), a wholly owned subsidiary of Counsellors, serve as co-administrators for each of the Funds. For the Growth & Income Fund, the co-administration fees are computed daily and payable monthly at an annual rate of .20% of the first $125 million of average daily net assets and .15%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1995
--------------------------------------------------------------------------------

of average daily net assets in excess of $125 million for PFPC and .05% of the first $125 million of average daily net assets and .10% of average daily net assets in excess of $125 million for CFSI.

    For the Balanced and Tax Free Funds, the co-administration fees are computed daily and payable monthly at an annual rate of .15% of average daily net assets for PFPC and .10% of average daily net assets for CFSI.

    CFSI and PFPC may, at their discretion, voluntarily waive all or any portion of their co-administration fees for any of the Funds. For the year ended August 31, 1995, CFSI and PFPC's co-administration fees and waivers were as follows:

                                        GROSS                                 NET
                                CO-ADMINISTRATION FEES    WAIVERS    CO-ADMINISTRATION FEES
                                ----------------------    -------    ----------------------
Growth & Income Fund                  $1,941,649          $  --            $1,941,649
Balanced Fund                              3,991           (2,394)              1,597
Tax Free Fund                              5,051           (3,239)              1,812

    The Company, on behalf of each class of shares within the investment portfolios, has adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and has entered into Distribution Contracts with Counsellors Securities Inc. ("CSI"), also a wholly owned subsidiary of Counsellors, which provide for each class to make monthly payments, based on average daily net assets, to CSI. No compensation is payable by the Growth & Income Fund's Common Shares. For distribution services with respect to the Balanced and the Tax Free Funds' Common Shares, CSI receives a fee at the annual rate of .25%, computed daily and payable monthly, on average daily net assets. For distribution services with respect to the Growth & Income and the Balanced Funds' Advisor Shares, CSI receives a fee of .25% and .50%, respectively, computed daily and payable monthly, on average daily net assets. For the year ended August 31, 1995, distribution fees were as follows:

                                                             DISTRIBUTION FEES
                                                             -----------------
Growth & Income Fund
    Advisor Shares                                                $71,233
                                                                  =======
Balanced Fund
    Common Shares                                                 $ 4,155
    Advisor Shares                                                   --
                                                                  -------
                                                                  $ 4,155
                                                                  =======
Tax Free Fund
    Common Shares                                                 $14,565
                                                                  =======

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

 WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1995
-----------------------------------------------------------------------------

3. INVESTMENT IN SECURITIES

    For the year ended August 31, 1995, purchases and sales of investment securities (other than short-term investments) were as follows:

                                                      INVESTMENT SECURITIES
                                                  ------------------------------
                                                    PURCHASES          SALES
                                                  --------------    ------------

Growth & Income Fund                              $1,108,363,903    $617,767,292
Balanced Fund                                          5,047,134       1,602,287
Tax Free Fund                                          1,669,358       3,357,298

4. CAPITAL SHARES

    Transactions in capital shares for each year were as follows:

                                    GROWTH & INCOME FUND                                          BALANCED FUND
                  --------------------------------------------------------   ------------------------------------------------------
                      For the Year Ended            For the Year Ended           For the Year Ended           For the Year Ended
                        August 31, 1995              August 31, 1994               August 31, 1995             August 31,  1994
                  ---------------------------   --------------------------   ---------------------------   ------------------------
                    Shares          Value         Shares         Value         Shares          Value         Shares        Value
                  -----------   -------------   -----------   ------------   -----------   -------------   -----------  -----------
Shares sold
 Common Shares     46,345,660   $ 670,088,619    29,256,806   $410,956,025       423,875   $   4,348,625           609      $ 6,495
 Advisor Shares     3,521,620      52,908,038       --             --                110           1,180        --           --
Shares issued in
 reinvestment of
 dividends
 Common Shares          6,891          96,291        67,788        894,152        16,171         148,491         8,690       93,303
 Advisor Shares         9,051         137,213       --             --            --             --             --            --
Shares repurchased
 Common Shares    (11,270,725)   (167,348,709)   (4,741,678)   (69,798,926)      (33,364)       (347,995)         (982)     (10,905)
 Advisor Shares       (57,795)       (890,622)      --             --            --             --             --             --
                  -----------   -------------   -----------   ------------   -----------   -------------   -----------   -----------
Net increase       38,554,702   $ 554,990,830    24,582,916   $342,051,251       406,792   $   4,150,301         8,317       88,893
                  ===========   =============   ===========   ============   ===========   =============   ===========   ===========

Common Shares
 authorized       100,000,000                   100,000,000                  100,000,000                   100,000,000
                  ===========                   ===========                  ===========                   ===========


--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

 WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1995
------------------------------------------------------------------------------------------------
                                                       TAX FREE FUND
                                  --------------------------------------------------------
                                      For the Year Ended            For the Year Ended
                                       August 31, 1995               August 31, 1994
                                  --------------------------    --------------------------
                                    Shares          Value         Shares           Value
                                    ------          -----         ------           -----

Shares sold:
  Common Shares                        16,896    $   172,004          4,183    $    47,154
Shares issued in reinvestment
  of dividends:
  Common Shares                        24,384        240,772         37,807        414,727
Shares repurchased:
  Common Shares                      (170,342)    (1,720,315)       (91,398)    (1,005,979)
                                  -----------    -----------    -----------    -----------
Net decrease                         (129,062)   $(1,307,539)       (49,408)   $  (544,098)
                                  ===========    ===========    ===========    ===========
Common Shares authorized          100,000,000                   100,000,000
                                  ===========                   ===========


5. NET ASSETS

    At August 31, 1995, net assets consisted of the following:

                                               GROWTH & INCOME FUND    BALANCED FUND     TAX FREE FUND
                                               --------------------    --------------    -------------
Capital paid-in                                   $  943,960,297         $4,808,416       $ 3,935,026
Undistributed net
  investment income (loss)                             2,453,167              7,138           --
Amortized market discount                             --                    --                  4,824
Accumulated net realized gain (loss) on
  investments transactions, futures
  contracts and foreign exchange
  transactions                                        30,926,372             60,835           (53,450)
Unrealized appreciation on investments               117,755,410            465,460           240,713
                                                 ---------------       --------------    -------------
                                                  $1,095,095,246         $5,341,849       $ 4,127,113
                                                 ===============       ==============    =============


6. FUTURES CONTRACTS

    The Growth & Income Fund may enter into futures contracts for hedging or portfolio management strategy purposes to the extent permitted by its investment policies and objectives. To enter into a futures contract, the Growth & Income Fund must make a deposit of an initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1995
--------------------------------------------------------------------------------

cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The Growth & Income Fund entered into futures transactions during the year ended August 31, 1995. However, the Growth & Income Fund had no futures contracts open at August 31, 1995.

7. CAPITAL LOSS CARRYOVER

    At August 31, 1995, $53,450 capital loss carryover in the Tax Free Fund was available to offset future realized gains which expires in 2003.

8. OTHER FINANCIAL HIGHLIGHTS

    The Growth & Income and the Balanced Funds currently offer one other class of shares, Advisor Shares, representing an additional interest in each of the Funds. The financial highlights of each of the Advisor shares are as follows:

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

 WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1995
---------------------------------------------------------------------------------------------------------

                                                                               ADVISOR SHARES
                                                                   --------------------------------------
                                                                    GROWTH & INCOME         BALANCED
                                                                         FUND                 FUND
                                                                   -----------------    -----------------
                                                                    FOR THE PERIOD       FOR THE PERIOD
                                                                     MAY 15, 1995         JULY 31, 1995
                                                                     (COMMENCEMENT        (COMMENCEMENT
                                                                   OF OPERATIONS) TO    OF OPERATIONS) TO
                                                                    AUGUST 31, 1995      AUGUST 31, 1995
                                                                   -----------------    -----------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $ 14.87              $ 10.72
                                                                        -------               ------
 Income From Investment Operations:
     Net Investment Income                                               0.0236               0.0170
     Net Gains (Losses) on Securities (both realized and unrealized)     1.5323               0.3930
                                                                        -------               ------
       Total from Investment Operations                                  1.5559               0.4100
                                                                        -------               ------
 Less Distributions
     Dividends (from net investment income)                             (0.0459)              0.0000
                                                                        -------               ------
       Total Distributions                                              (0.0459)              0.0000
                                                                        -------               ------
NET ASSET VALUE, END OF PERIOD                                          $ 16.38               $11.13
                                                                        =======               ======

Total Returns                                                             10.49%(c)             3.82%(c)
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                         $56,902              $     1
Ratios of Expenses to Average Net Assets                                   1.92%(b)             1.76%(a)(b)
Ratios of Net Investment Income to Average Net Assets                      0.43%(b)             2.00%(b)
Portfolio Turnover Rate                                                     109%(b)              107%(b)

(a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Balanced Fund would have been 628.47% annualized for the period ended August 31, 1995.

(b) Annualized.

(c) Not Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------


Report of Independent Accountants


--------------------------------------------------------------------------

To the Shareholders and Board of Directors of The RBB Fund, Inc..:

We have audited the accompanying statements of net assets of Warburg Pincus Growth & Income Fund, Warburg Pincus Balanced Fund and Warburg Pincus Tax Free Fund of The RBB Fund, Inc., as of August 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held as of August 31, 1995, by correspondence with the custodian and brokers. Au audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above fairly present fairly, in all material respects, the financial position of Warburg Pincus Growth & Income Fund, Warburg Pincus Balanced Fund and Warburg Pincus Tax Free Fund of The RBB Fund, Inc., as of August 31, 1995, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
October 16, 1995

--------------------------------------------------------------------------

Prospectus                              Warburg Pincus Advisor


    [ PHOTO ]

                                               GROWTH &

                                               INCOME

                                               FUND



                                               December 29, 1995










                                               WARBURG PINCUS
                                                             Advisor
                                                             Funds

                      WARBURG PINCUS GROWTH & INCOME FUND


PROSPECTUS                                                     December 29, 1995




Warburg Pincus Advisor Funds are a family of open-end mutual funds that are offered to investors who wish to buy shares through an investment professional, financial institutions investing on behalf of their customers and to retirement plans that elect to make one or more Advisor Funds an investment option for participants in the plans. One Advisor Fund is described in this Prospectus.



The WARBURG PINCUS GROWTH & INCOME FUND (the "Growth & Income Fund" or "Fund") consists of multiple classes of common stock of The RBB Fund, Inc. ("RBB"). RBB is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act") and incorporated under the laws of the State of Maryland on February 29, 1988. RBB currently operates or proposes to operate seventeen separate investment portfolios. The Series 2 shares (referred to as the "Advisor Shares") offered by this Prospectus represent interests in the Fund.


The Growth & Income Fund's investment objective is to provide long-term growth of capital and income and a reasonable current return. The Growth & Income Fund seeks to achieve its objectives by investing primarily in equity securities, and in various income producing securities including, but not limited to dividend paying equity securities, fixed income securities and money market instruments. The Growth & Income Fund may also purchase without limitation dollar-denominated American Depository Receipts ("ADRs"). ADRs are issued by domestic banks and evidence ownership of underlying foreign securities.


The Fund currently offers two classes of shares, one of which, the Advisor Shares, is offered pursuant to this Prospectus. The Advisor Shares of the Fund, as well as the Advisor (Series 2) Shares of certain other Warburg Pincus-advised funds, are sold under the name "Warburg Pincus Advisor Funds." The Advisor Shares may not be purchased by individuals directly from the Fund's distributor, but other broker-dealers, financial institutions, depository institutions retirement plans and other financial intermediaries ("Institutions") may purchase Advisor Shares for individuals. The Advisor Shares impose a 12b-1 fee of up to .50% per annum, which is the economic equivalent of a sales charge.


NO MINIMUM INVESTMENT. There is no minimum amount of initial or subsequent purchases of shares imposed on Institutions. See "How to Purchase Shares."


This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1995 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from RBB's distributor by calling (800) 888-6878.



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES*

ANNUAL FUND OPERATING EXPENSES


Management fees**...................................................................    .75%
12b-1 fees**........................................................................     .50
Other Expenses......................................................................     .67
                                                                                       -----
Total Fund Operating Expenses.......................................................   1.92%
                                                                                       =====



EXAMPLE

    An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return, and (2) redemption at the end of each time period:


                                                                    ONE     THREE     FIVE      TEN
                                                                    YEAR    YEARS     YEARS    YEARS
                                                                    ----    ------    -----    -----
Growth & Income Fund Advisor Shares..............................   $ 19     $ 60     $ 104    $ 224
                                                                    ----    ------    -----    -----


------------


 * No sales charge is imposed upon the purchase of Advisor Shares of the Fund. Thus, the full amount of the purchase price of Fund shares will be invested at the time of purchase or upon any other exchange of Advisor Shares of other Warburg Pincus Advisor Funds without imposition of any sales charge.


** Management fees and 12b-1 fees are based on average daily net assets and are calculated daily and paid monthly.

    The caption "Other Expenses" does not include extraordinary expenses as determined by use of generally accepted accounting principles.


    The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same as the years shown. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in the Fund's shares, which fees are not reflected in the table. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term Shareholders of the Advisor Shares of the Growth & Income Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (the "NASD"). How-ever, given the Fund's 12b-1 fees, it is estimated that it would require a substantial number of years to exceed the maximum permissable year-end sales charges.



    The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Advisor Shares of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.)


OFFERING PRICE


    Advisor Shares which represent interests in the Fund will be offered to the public at the next determined net asset value after receipt of an order by the Fund. See "How to Purchase Shares."

EXCHANGES


    An institution may exchange Advisor Shares of the Fund for Advisor Shares of other Warburg Pincus Advisor Funds at their net asset values next determined after receipt by the relevant Fund of an exchange request. No exchange fee is currently charged for exchanges. See "How to Redeem and Exchange Shares."


REDEMPTION PRICE


    Advisor Shares may be redeemed at any time at their net asset value next determined after receipt by the Fund of a redemption request. See "How to Redeem and Exchange Shares--Redemption of Shares."


RISK FACTORS

    An investment in the Growth & Income Fund is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The Fund, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the purchase of mortgage-related securities, the lending of portfolio securities and engaging in options and futures transactions, and engaging in secured borrowings. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

SHAREHOLDER INQUIRIES

    Any questions or communications regarding an institution's account should be directed to Warburg Pincus Advisor Funds at (800) 888-6878, and written communications should be directed to P.O. Box 9030 Boston, Massachusetts 02205-9030.


FINANCIAL HIGHLIGHTS



    The table below sets forth certain informa-tion concerning the investment results of the RBB class representing interests in Advisor Shares of the Warburg Pincus Growth & Income Fund for the period indicated. The financial data included in this table for the period ended August 31, 1995 are a part of RBB's financial statements for the Fund which have been audited by Coopers & Lybrand L.L.P., RBB's indepen-dent accountants, whose current report thereon appears in the Statement of Additional Informa-tion along with the financial statements. The financial data included in this table should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to shareholders. The Annual Report and the Statement of Addi-tional Information may be obtained without charge by contacting the Warburg Pincus Advi-sor Funds. See "Other Information--Reports and Inquiries."

WARBURG PINCUS GROWTH & INCOME FUND(C)
(For a Share Outstanding Throughout Each Period)



                                                                              FOR THE PERIOD
                                                                               MAY 15, 1995
                                                                               (COMMENCEMENT
                                                                             OF OPERATIONS) TO
                                                                              AUGUST 31, 1995
                                                                             -----------------
NET ASSET VALUE, BEGINNING OF PERIOD......................................       $   14.87
                                                                                  --------
  Income From Investment Operations:
  Net Investment Income...................................................          0.0236
  Net Gains (Losses) on Securities (both realized and unrealized).........          1.5323
                                                                                  --------
    Total from Investment Operations......................................          1.5559
                                                                                  --------
  Less Distributions:
  Dividends (from net investment income)..................................         (0.0459)
                                                                                  --------
    Total Distributions...................................................         (0.0459)
                                                                                  --------
NET ASSET VALUE, END OF PERIOD............................................       $   16.38
                                                                                  --------
                                                                                  --------
Total Returns.............................................................           10.49%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)...........................................       $  56,902
Ratio of Expenses to Average Net Assets...................................            1.92%(a)
Ratio of Net Investment Income to Average Net Assets......................            0.43%(a)
Portfolio Turnover Rate...................................................             109%(a)


------------

(a) Annualized.


(b) Not Annualized.


(c) Financial Highlights relate solely to the Advisor Class of shares within the Fund.


INVESTMENT OBJECTIVES AND POLICIES

GROWTH & INCOME FUND

    The Growth & Income Fund's investment objectives are to provide long-term growth of capital and income and a reasonable current return. The Growth & Income Fund seeks to achieve its objectives by investing primarily in equity securities. Equity securities include common stocks, securities which are convertible into common stocks and readily marketable securities, such as rights and warrants, which derive their value from common stock. The Growth & Income Fund seeks to achieve its income objective by investing in various income producing securities including, but not limited to, dividend paying equity securities and fixed income securities. The portion of the Fund invested from time to time in equity securities, fixed income securities and money market securities will vary depending on market conditions and there may be extended periods when the Fund is primarily invested in one of them. In addition, the amount of income generated from the Fund will fluctuate depending, among other things, on the composition of the Fund's holdings and the level of interest and dividend income paid on those holdings. Investments in common stock in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in the Growth & Income Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. The Growth & Income Fund may also purchase without limitation dollar-denominated American Depository Receipts ("ADRs"). ADRs are issued by domestic banks and evidence ownership of underlying foreign securities. The policy of the Growth & Income Fund is to invest substantially all of its assets in equity securities under normal market conditions.


DEBT SECURITIES. The Growth & Income Fund may invest in debt securities rated no less than investment grade by either Standard & Poor's or Moody's. Bonds in the lowest investment grade debt category (e.g., bonds rated BBB by Standard & Poor's Corporation or Baa by Moody's Investors Services, Inc.) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Growth & Income Fund may retain a bond which was rated as investment grade at the time of purchase but whose rating is subsequently downgraded below investment grade.



FOREIGN SECURITIES. The Growth & Income Fund may invest up to 10% of its total assets in securities of foreign issuers. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the U.S. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Growth & Income Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Growth & Income Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See "Investment Objectives and Policies--Foreign Securities" in the Statement of Additional Information.


ILLIQUID SECURITIES. The Growth & Income Fund will not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Growth & Income Fund's adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

OPTIONS AND FUTURES CONTRACTS. The Growth & Income Fund may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Growth & Income Fund may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes or for other purposes so long as aggregate initial margins and premiums required for non-hedging positions do not exceed 5% of its net assets, after taking into account any unrealized profits and losses on any such contracts it has entered into. However, the Growth & Income Fund may not write put options or purchase or sell futures contracts or options on futures contracts to hedge more than its total assets unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets.

    Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

    The Growth & Income Fund will engage in unlisted over-the-counter options only with broker/dealers deemed creditworthy by its investment adviser. Closing transactions in certain options are usually effected directly with the same broker/dealer that effected the original option transaction. The Growth & Income Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that the Growth & Income Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

    To enter into a futures contract, the Growth & Income Fund must make a deposit of an initial margin with its custodian in a segregated account in the name of its futures broker. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable.


    The risks related to the use of options and futures contracts include: (i) the correlation between movements in the market price of the Fund's investments (held or intended for purchase) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of options and futures by the Growth & Income Fund is subject to the investment adviser's ability to correctly predict movements in the direction of the market. For example, if the Growth & Income Fund uses future contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Growth & Income Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in future pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract. For a further discussion see "Investment Policies" in the Statement of Additional Information.

PORTFOLIO TURNOVER. The Growth & Income Fund will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of general market, economic or financial conditions. As a result, the Fund may engage in a substantial number of portfolio transactions which could cause the portfolio turnover rate to exceed 100%, although under normal conditions the Growth & Income Fund does not anticipate that its annual portfolio turnover rate will exceed 100%. However, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund during the year.


    The anticipated portfolio turnover rate for the Growth & Income Fund may be greater than that of many other investment companies. A higher than normal portfolio turnover rate may affect the degree to which the Fund's net asset value fluctuates. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. The amount of portfolio activity will not be a limiting factor when making portfolio decisions. See Statement of Additional Information "Fund Transactions" and "Taxes."



TEMPORARY DEFENSIVE MEASURES. The Growth & Income Fund reserves the right to hold, as a temporary defensive measure, cash and eligible U.S.
dollar-denominated money market instruments, as well as securities subject to repurchase agreements. The Growth & Income Fund's investment adviser will determine when market conditions warrant temporary defensive measures.



    The Growth & Income Fund's investment objectives and the policies described above may be changed by RBB's Board of Directors without the affirmative vote of the holders of a majority of the outstanding Shares representing interests in the Growth & Income Fund. Such changes may result in the Growth & Income Fund having investment objectives which differ from those an investor may have considered at the time of investment. There is no assurance that the Growth & Income Fund's investment objective will be achieved.


INVESTMENT LIMITATIONS
     The Fund may not change the following investment limitations (with certain exceptions, as noted below) without the affirmative vote of the holders of a majority of the Fund's outstanding Shares. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

    1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

    2. Purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Fund to be invested in the obligations of issuers in any industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

    In addition, the Growth & Income Fund may not borrow money, except from banks or by entering into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing or reverse repurchase agreement and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing; or purchase portfolio securities while borrowings and reverse repurchase agreements in excess of 5% of the Fund's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Growth & Income Fund's securities by enabling the Growth & Income Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

MANAGEMENT
BOARD OF DIRECTORS. The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.


INVESTMENT ADVISER. Warburg, Pincus Counsellors, Inc. ("WPC") serves as the investment adviser to the Fund. WPC, organized in 1970, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. WPC currently manages approximately $12 billion in assets, of which approximately $6 billion are investment companies. WPC is a wholly owned subsidiary of Warburg Pincus Counsellors G.P., which has no business other than being a holding company of WPC and its subsidiaries. E.M. Warburg, Pincus & Co., Inc. controls WPC through its ownership of voting preferred stock of WPC. WPC's principal offices are located at 466 Lexington Avenue, New York, New York 10017-3147. As adviser to the Fund, WPC is responsible for overall management of the Fund, and is responsible for all purchases and sales of portfolio securities for the Fund.



    WPC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of Advisor Shares of the Fund. Qualified recipients are securities dealers who have sold Advisor Shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Advisor Shares.


    Anthony G. Orphanos, a Managing Director of WPC who has been with WPC for the last sixteen years, is Chief Investment Officer and is responsible for the day-to-day management of the Growth & Income Fund's investments. Mr. Orphanos has been the portfolio manager of the Growth & Income Fund since WPC began serving as sub-advisor to the Fund in November 1991.

    Linda Diaz, CFA, Assistant Vice President, is a research analyst and assistant portfolio manager for the Warburg Pincus Growth & Income Fund. Ms. Diaz has been with WPC since 1995 and has 10 years of investment experience. Prior to joining WPC, Ms. Diaz was an Assistant Vice President and portfolio manager in the Asset Management Division for Kidder Peabody & Co. She received her B.S. degree from The Wharton School, University of Pennsylvania.

    For the services provided and expenses assumed by it, WPC is entitled to receive a fee from RBB computed daily and payable monthly at an annual rate of
 .75% of the Growth & Income Fund's average daily net assets. This fee is higher than that paid by most investment companies.

DISTRIBUTOR. Counsellors Securities Inc. ("Counsellors Securities"), a wholly owned subsidiary of WPC, serves as the Fund's distributor. Counsellors Securities is located at 466 Lexington Avenue, New York, New York 10017-3147. Counsellors Securities receives a fee at an annual rate equal to .50% of the Fund's average daily net assets for distribution services, pursuant to a distribution agreement between Counsellor's Securities and RBB in accordance with a distribution plan (the "12b-1 Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act. Amounts paid to Counsellors Securities under the Fund's 12b-1 Plan may be used by Counsellors Securities to cover expenses that are related to (i) the sale of Advisor Shares of the Fund, (ii) ongoing servicing and/or maintenance of the accounts of shareholders of the Fund, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Advisor Shares of the Fund, all as set forth in the Fund's 12b-1 Plan. Payments under the 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by Counsellors Securities and payments may exceed distribution expenses actually incurred. Counsellors Securities may delegate some or all of these functions to a Service Organization. See "Shareholder Servicing." RBB's Board of Directors will evaluate the appropriateness of the 12b-1 Plan on a continuing basis and in doing so will consider all relevant factors, including expenses borne by Counsellors Securities and amounts received under the 12b-1 Plan.


CO-ADMINISTRATORS. The Fund employs Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly-owned subsidiary of WPC, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Fund including responding to shareholder inquiries and providing information on shareholder accounts. As compensation, the Growth & Income Fund pays to Counsellors Service a fee calculated at an annual rate of
 .05% of the Fund's average daily net assets for the first $125 million of average daily net assets and .10% of average daily net assets for assets above $125 million.

    The Fund also employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset values, provides all accounting services for the Fund and assists in related aspects of the Funds' operations. As compensation, the Growth & Income Fund pays to PFPC a fee calculated at an annual rate of .20% of the Fund's first $125 million of average daily net assets, and .15% of average daily net assets over $125 million with a minimum annual fee of $75,000. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

CUSTODIAN. PNC Bank, National Association ("PNC Bank") serves as RBB's custodian. PNC is a subsidiary of PNC Bank Corp. Its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. State Street Bank and Trust Company ("State Street") serves as sub-custodian and as co-custodian for the Fund's foreign securities. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.

TRANSFER AGENT AND SUB-TRANSFER AGENT. PFPC serves as RBB's transfer agent and dividend disbursing agent. State Street acts as shareholder servicing agent, sub-transfer agent and dividend disbursing agent for the Fund. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50% owned subsidiary, responsibility for most shareholder servicing functions. BFDS' principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.


EXPENSES. The expenses of the Fund are deducted from its total income before dividends are paid. These expenses include, but are not limited to, fees paid to the investment adviser, fees and expenses of officers and directors who are not affiliated with the Fund's investment adviser or distributor, taxes, interest, legal fees, custodian fees, auditing fees, brokerage fees and commissions, certain of the fees and expenses of registering and qualifying the Fund and the Advisor Shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information annually to existing shareholders that are not attributable to a particular class of shares of RBB, the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of RBB, fidelity bond and directors and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by the investment adviser under its investment advisory agreement with respect to the Fund. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios at the time such expenses are cited. Distribution expenses, transfer agency expenses, expenses of preparation, printing and distributing prospectuses, statements of additional information, proxy statements and reports to shareholders, and registration fees, identified as belonging to a particular class, are allocated to such class.


    The investment adviser has agreed to reimburse the Fund for the amount, if any, by which the total operating and management expenses of the Fund for any fiscal year exceed the most restrictive state blue sky expense limitation in effect from time to time, to the extent required by such limitation.

    The investment adviser may assume additional expenses of the Fund from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by RBB for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing the Fund's expense ratio and of decreasing yield to investors.


    For the Fund's fiscal year ended August 31, 1995, the Growth & Income Fund Advisor Shares' total expenses were 1.92% of average net assets.



FUND TRANSACTIONS. The Fund's investment adviser may consider a number of factors in determining which brokers to use in purchasing or selling the Fund's securities. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, the reasonableness of commissions and quality of services and execution. Transactions for the Fund may be effected through broker-dealers who sell Fund shares, subject to the requirements of best execution. A higher rate of turnover of the Fund's securities may involve correspondingly higher transaction costs, which will be borne directly by the Fund. The Fund may enter into brokerage transactions with and pay brokerage commissions to brokers that are affiliated persons (as such term is defined in the 1940 Act) provided that the terms of the brokerage transactions comply with the provisions of the 1940 Act.


HOW TO PURCHASE SHARES

    Warburg Pincus Advisor Funds Shares are only available for investment through investment professionals, financial institutions on behalf of their customers, retirement plans that elect to make one or more Advisor Funds an option for participants in the plans and other financial intermediaries. Individuals, including participants in retirement plans, cannot invest directly in Advisor Shares of the Fund, but may do so only through a participating Institution. The Fund reserves the right to make Advisor Shares available to other investors in the future. References in this Prospectus to shareholders or investors are generally to Institutions as the record holders of the Advisor Shares.



    Each Institution separately determines the rules applicable to its customers investing in the Fund, including minimum initial and subsequent investment requirements and the procedures to be followed to effect purchases, redemptions and exchanges of Advisor Shares. There is no minimum amount of initial or subsequent purchases of Advisor Shares imposed on Institutions, although the Fund reserves the right to impose minimums in the future.


    Orders for the purchase of Fund shares are placed with an Institution by its customers. The Institution is responsible for the prompt transmission of the order to the Fund.

    Institutions may purchase Advisor Shares by telephoning Warburg Pincus Advisor Funds and sending payment by wire. After telephoning (800) 888-6878 for instructions, an Institution should then wire federal funds to Counsellors Securities Inc. using the following wire address:



State Street Bank and Trust Co.
225 Franklin St.
Boston, MA 02101
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
Warburg Pincus Advisor Funds--
Growth & Income Fund
DDA# 9904-649-2
[Shareowner name]
[Shareowner account number]



    Orders by wire will not be accepted until a completed account application has been received in proper form, and an account number has been established. If a telephone order is received by the close of regular trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m., Eastern time) and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the Fund on that day and is entitled to dividends and distributions beginning on that day. However, if a wire received in proper form is not preceded by a telephone order and is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next day that the Fund calculates its net asset value (a "business day"). Payment for orders that are not accepted will be returned to the institution after prompt inquiry. Certain organizations that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the organization could be held liable for resulting losses or fees incurred.


    After an investor has made his initial investment, additional shares may be purchased at any time in the manner outlined above. Payments for initial and subsequent investments should be preceded by an order placed with the Fund or its agent and should clearly indicate the investor's account number. In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.

    The Fund understands that some broker-dealers (other than Counsellors Securities), financial institutions, securities dealers and other industry professionals may impose certain conditions on their clients that invest in the Fund, which are in addition to or different than those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Certain features of the Fund may be modified in these programs and administrative charges may be imposed for the services rendered. Therefore, a client or customer should contact the organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his accounts with the organization.

HOW TO REDEEM AND EXCHANGE SHARES

REDEMPTION OF SHARES. An investor may redeem (sell) shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below). Requests for the redemption (or exchange) of Advisor Shares are placed with an Institution by its customers. The institution is responsible for the prompt transmission of its customers' requests to the Fund or its agent.

    Institutions may redeem Advisor Shares by calling Warburg Pincus Advisor Funds at (800) 888-6878 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the Fund's net asset value is calculated. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.


    After receipt of the redemption request, the redemption proceeds will be wired to the investor's bank as indicated in the account application previously filled out by the investor. The Fund does not currently impose a service charge for effecting wire transfers but the Fund reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Advisor Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Advisor Funds by mail at Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, Massachusetts 02205-9030.

    If a redemption order is received prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Redemption proceeds will normally be wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of WPC, immediate payment would adversely affect the Fund, the Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, the Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.

    The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.


EXCHANGE OF SHARES. An Institution may exchange Advisor Shares of the Fund for Advi-sor Shares of the other Warburg Pincus Advisor Funds at their respective net asset values. Exchanges may be effected in the manner described under "Redemption of Shares" above. If an exchange request is received by Warburg Pincus Advisor Funds prior to 4:00 p.m. (Eastern time), the exchange will be made at each fund's net asset value determined on the same business day. Exchanges may be effected without a sales charge. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.



    The exchange privilege is available to shareholders residing in any state in which the Advisor Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Advisor Shares of the Funds for Advisor Shares in another Warburg Pincus Advisor Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Advisor Fund, an investor should contact Warburg Pincus Advisor Funds at (800) 888-6878.

NET ASSET VALUE

    The net asset value per class of the Fund is calculated as of 4:00 p.m. Eastern Time on each day the NYSE is open. The net asset value of the Advisor Shares of the Fund is calculated by adding the Advisor Shares' pro rata share of the value of the Fund's securities, cash and other assets, deducting the Advisor Shares' pro rata share of the actual and accrued liabilities and the liabilities specifically allocated to the Advisor Shares, and dividing by the total number of Advisor Shares outstanding.


    Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.


    With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS

    The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional Advisor Shares unless a shareholder elects otherwise.


    The Fund will declare and pay dividends, if any, from net investment income quarterly, near the end of each quarter. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

TAXES
    The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.


    The Fund has elected to be taxed as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund continues to qualify for this tax treatment, the Fund will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional Advi-sor Shares.



    Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder has held his Advisor Shares, whether such gain was reflected in the price paid for the Advi-sor Shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The maximum marginal rate on ordinary income for individuals, trusts and estates is generally 31% while the maximum rate imposed on net capital gain of such taxpayers is 28%. Corporate taxpayers are taxed at the same rates on both ordinary income and capital gains.

    The Fund anticipates that dividends paid by the Fund will be eligible for the 70% dividends received deduction allowed to certain corporations to the extent of the gross amount of qualified dividends received by the Fund for the year. However, corporate shareholders will have to take into account the entire amount of any dividend received in determining their adjusted current earnings adjustment for alternative minimum tax purposes. The dividends received deduction is not available for capital gain dividends.

    The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for Federal excise tax.


    Investors should be careful to consider the tax implications of buying Advisor Shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received.



    Shareholders who exchange Advisor Shares representing interests in the Fund for Advisor Shares representing interests in another fund will generally recognize capital gain or loss for Federal income tax purposes.


    Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment.

    An investment in any RBB portfolio is not intended to constitute a balanced investment program.

    Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Fund. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund which may differ from the Federal income tax consequences described above.

SHAREHOLDER SERVICING

    The Fund is authorized to offer Advisor Shares exclusively to Institutions whose clients or customers (or participants in the case of retirement plans) ("Customers") are beneficial owners of Advisor Shares. Either those Institutions or companies providing certain services to them (together, "Service Organizations") will enter into service agreements ("Agreements") related to the sale of the Advisor Shares with Counsellors Securities pursuant to a Distribution Plan as described below. Pursuant to the terms of an Agreement, the Service Organization agrees to perform certain distribution, shareholder servicing, administrative and accounting services for its Customers. Distribution services would be marketing or other services in connection with the promotion and sale of Advisor Shares. Shareholder services that may be provided include responding to Customer inquiries, providing information on Customer investments and providing other shareholder liaison services. Administrative and accounting services related to the sale of the Advisor Shares may include (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Fund's transfer agent, (ii) processing dividend payments from the Fund on behalf of Customers and (iii) providing sub-accounting relating to the sale of Advisor Shares beneficially owned by Customers or the information to RBB necessary for sub-accounting. The Board of Directors of RBB has approved a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which Counsellors Securities may pay each participating Service Organization a negotiated fee on an annual basis not to exceed .75% of the value of the average daily net assets of its Customers invested in the Advisor Shares. However, under the current Distribution Agreement between Counsellors Securities and RBB on behalf of the Fund, this fee shall not exceed .50% of average daily net assets of Customers. The Fund may, in the future, enter into additional Agreements with Service Organizations. The Board of Directors of RBB will evaluate the appropriateness of the Plan on a continuing basis.


DESCRIPTION OF SHARES

    RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 12.2 billion shares are currently classified into 63 different classes of common stock. See "Description of Shares" in the State-ment of Additional Information.



    THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE WARBURG PINCUS GROWTH & INCOME FUND ADVISOR CLASS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO SUCH CLASS.



MULTI-CLASS STRUCTURE. The Fund offers a class of common shares (the "Common Shares") which are offered directly to individual investors pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund quotes performance of Common Shares separately from Advisor Shares. Because of different fees paid by the Advisor Shares, the total return on such shares can be expected, at any time, to be different than the total return on Common Shares. Investors may obtain information concerning the Common Shares by calling Counsellors Securities at
(800) 888-6878 or by calling the Institution through which Advisor Shares are purchased.



VOTING RIGHTS. Each share that represents an interest in an investment portfolio of RBB (including each Fund Share) has an equal proportionate interest in the assets belonging to such portfolio with each other share that represents an interest in such portfolio, even where a share has a different class designation than another share representing an interest in the Fund. Shares of RBB do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Advisor Shares will be fully paid and non-assessable.


    RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

    Shareholders of all investment portfolios of RBB (including the Fund) will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio or class within a portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of RBB are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of RBB may elect all of the directors.


RECORD OWNERSHIP. As of November 6, 1995, to RBB's knowledge, no person held of record 25% or more of the outstanding shares of all classes of RBB.


OTHER INFORMATION

REPORTS AND INQUIRIES. Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries can be made by contacting Warburg Pincus Advisor Funds at (800) 888-6878, or by writing to Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, Massachusetts 02205-9030.


SHARE CERTIFICATES. Share certificates are not available for Shares purchased through Warburg Pincus Advisor Funds.


PERFORMANCE INFORMATION. From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return, net of the Fund's maximum sales charge, over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, according to a required standardized calculation. The standard calculation is required by the Securities and Exchange Commission to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, a portfolio's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average. All advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Advisor Shares, when redeemed, may be worth more or less than their original cost. Warburg Pincus Advisor Funds separately list the Advisor Shares in The Wall Street Journal each business day.


    From time to time, the Fund may also advertise its "30-day yield." The yield refers to the income generated by an investment in a Fund over the 30-day period identified in the advertisement, and is computed by dividing the net investment income per share during the period by the maximum public offering price per share of the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.


    The yield on Advisor Shares of the Fund will fluctuate and are not necessarily representative of future results. Shareholders should remember that yield is generally a function of portfolio quality and maturity, type of instrument, operating expenses and market conditions. Any fees charged by broker/dealers directly to their customers in connection with investments in the Fund are not reflected in the yields on the Fund's Advisor Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments.


    In reports or other communications to investors or in advertising, the Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. The Fund may also discuss the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities. In addition, the Fund may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by

Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

                              -------------------


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                                      APPENDIX A

                           RATINGS OF DEBT SECURITIES
                         STANDARD & POOR'S CORPORATION

AAA          Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA           Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.
A            Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB          Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB           Debt rated "BB", "B", "CCC", or "CC" is regarded, on balance, as predominantly
B            speculative with respect to capacity to pay interest and repay principal in
CCC          accordance with the terms of the obligation. "BB" indicates the lowest degree of
CC           speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C            This rating is reserved for income bonds on which no interest is being paid.
D            Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.
(+) or (-)   The ratings from "AAA" or "CCC" may be modified by the addition of a plus or minus sign to show relative standing or within the major rating categories.
*            Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.
NR           Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
             DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
p            PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of. or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

NOTES

    Note rating symbols are as follows:

SP-1         Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+)
             designation.
SP-2         Satisfactory capacity to pay principal and interest.
SP-3         Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

    A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

    Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A            Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.
A-1          This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.
A-2          Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".
A-3          Issues carrying this designation have a satisfactory capacity for timely payment.
             They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B            Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.
C            This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D            This rating indicates that the issue is either in default or is expected to be in default upon maturity.

VARIABLE RATE DEMAND BONDS

    Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a long-term rating and a variable rate demand rating. The first rating addresses the likelihood of repayment of principal and interest due and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1 +"). If the nominal maturity is short (three years or less), a note rating is assigned.

                    MOODY'S INVESTORS SERVICE, INC. RATINGS

CORPORATE BONDS

                                      Aaa

    Bonds which are rated AAA are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

    Bonds which are rated AA are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

                                       A

    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      Baa

    Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly scecured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

    Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

    Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

    Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

    Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's bond ratings, where specified, are also applied to senior bank obligations with an original maturity in excess of one year. Among the bank obligations covered are bank deposits, bankers acceptance and obligations to deliver foreign exchange. Obligations relying upon support mechanisms such as letters-of-credit are excluded unless explicitly rated.

    NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

    The following summarizes the ratings used by Moody's for short-term notes and variable rate demand obligations:

        MIG-1/VMIG-1. Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

        MIG-2/VMIG-2. Obligations bearing these designations are of high quality with margins of protection ample although not as large as in the preceding group.

        MIG-3/VMIG-3. Obligations bearing these designations are of favorable quality. All security elements are accounted for but there is a lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is hereby to be less well established.

COMMERCIAL PAPER RATINGS

    The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Issuers rated PRIME-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations. Issuers rated PRIME-2 (or related supporting institutions) are considered to have strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated PRIME-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers PRIME-3 (or supporting institutions) have an acceptable capacity rated for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

ADGI-1-1095


Warburg Pincus Advisor Funds
Counsellors Securities Inc., distributor


Table of Contents


3     FINANCIAL HIGHLIGHTS

4     INVESTMENT OBJECTIVES AND POLICIES

7     INVESTMENT LIMITATIONS

8     MANAGEMENT

10    HOW TO PURCHASE SHARES

11    HOW TO REDEEM AND EXCHANGE SHARES

13    NET ASSET VALUE                                 [    PHOTO    ]

13    DIVIDENDS AND DISTRIBUTIONS

13    TAXES

14    SHAREHOLDER SERVICING

15    DESCRIPTION OF SHARES

16    OTHER INFORMATION




                    WARBURG PINCUS
                                Advisor
                                Funds

                      WARBURG PINCUS GROWTH AND INCOME FUND

                (Investment  Portfolio of The RBB Fund, Inc.)

                       STATEMENT OF ADDITIONAL INFORMATION

          This Statement of Additional Information provides supplementary information pertaining to shares of the Series 2 Class (the "Advisor
Shares") representing interests in the Warburg Pincus Growth & Income Fund (the "Growth & Income Fund" or "Fund") of The RBB Fund, Inc. ("RBB"). This Statement of Additional Information is not a prospectus, and should be read only
in conjunction with the Warburg Pincus   Advisor Funds Prospectus dated
December 29, 1995, (the "Prospectus"). A copy of the Prospectus may be obtained from the Funds' distributor by calling toll-free (800) 888-9723. This
Statement of Additional Information is dated December   29, 1995.


                                    CONTENTS
                                                               Prospectus
                                                      Page        Page
                                                      ----     -----------

General........................................       2           1

Investment Objectives and Policies ............       2           4

Directors and Officers ........................      14         N/A

Investment Advisory, Distribution
 and Servicing Arrangements ...................      17           8

Fund Transactions .............................      22          10

Purchase and Redemption Information ...........      24          10

Valuation of Shares ...........................      24          13

Performance Information.......................       25          16

Taxes .........................................      28          13

Description of Shares.........................       32          15

Additional Information Concerning Fund Shares..      34          16

Miscellaneous .................................      34         N/A

Financial Statements ..........................      F-1        N/A


No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by RBB or its distributor. The Statements of Additional Information does not constitute an offering by RBB or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL


          The RBB Fund, Inc. ("RBB") is an open-end management investment
company currently operating or proposing to operate   seventeen separate
investment portfolios. RBB is an open-end investment company registered under the Investment Company Act of 1940 (the "1940 Act") and was organized as a Maryland corporation on February 29, 1988. This Statement of Additional Information pertains to the Series 2 Class of shares ("Advisor Shares") representing interests in the Warburg Pincus Growth & Income Fund (the
"Growth & Income Fund"   or "Fund") of RBB.  The Shares  are offered by
the Prospectus dated December  29, 1995.

          Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

          The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund. A description of ratings of certain instruments the Fund may purchase is set forth in the Appendix to the Prospectus.

 Additional Information on Fund Investments

          Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will maintain in a segregated account with the RBB's custodian or a qualified sub-custodian, cash, U.S. Government securities or other liquid, high-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to Repurchase.

          Foreign Securities.  Although the  Fund generally   intends to
invest in securities of companies and governments of developed, stable nations, the value of the Fund's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, imposition of (or change in) exchange control regulations in those foreign nations and difficulty in enforcing judgments. In addition, changes in government administrations, economies or monetary policies in the U.S. or abroad could result in appreciation or depreciation of those portfolio securities. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Any foreign
investments made by   the Fund must be made in compliance with U.S. and
foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

          In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. In buying and selling securities on foreign exchanges, the Fund will normally pay fixed commissions that are generally higher than the negotiated commissions charged in the U.S. Moreover,
the   Fund's expenses may be higher due to the additional cost of custody of foreign securities. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the U.S.

          Dollar-Denominated Debt Obligations of Foreign Issuers. U.S. dollar-denominated debt securities issued by foreign corporations held by a Fund may not be registered with the Securities and Exchange Commission ("SEC"), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of debt securities held by the Fund than is available concerning
U.S. issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, limitations on the use or removal of funds or the assets of the Fund, and political or social instability or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

          Mortgage-Related Debt Securities. Mortgage-related debt securities represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed-through" to investors. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools.

          Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market, and active participation in the secondary market by securities dealers and many types of investors, historically have made interests in government and government-related pass-through pools highly liquid, although no guarantee regarding future market conditions can be made. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages and various social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed rate 30 year mortgages, common industry practice is to assume that prepayments will result in a 12 year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions concerning average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of underlying mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield of mortgage-related securities to differ from the assumed average life yield. In addition, as noted in the Prospectus, reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund.

          The coupon rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool, but only by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor of payment of the securities for the guarantee of the services of passing through monthly payments to investors. Actual yield may vary from the coupon rate, however, if mortgage-related securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that mortgages in the underlying pool are prepaid as noted above. In addition, interest on mortgage-related securities is earned monthly, rather than semi-annually as is the case for traditional bonds, and monthly compounding may tend to raise the effective yield earned on such securities.

          U.S. Government Obligations. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

          Futures Contracts. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The underlying instrument may be a specified type of security, such as U.S. Treasury bonds or notes.

          The majority of futures contracts are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss.

          If the Fund holds a futures contract until the delivery date, it will be required to complete the purchase and sale contemplated by the contract. In the case of futures contracts on securities, the purchaser generally must deliver the agreed-upon purchase price in cash, and the seller must deliver securities that meet the specified characteristics of the contract.

           The Fund may purchase futures contracts as an alternative to
purchasing actual securities.  For example, if   the Fund intended to
purchase bonds but had not yet done so, it could purchase a futures contract in order to lock in current bond prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. Alternatively, the Fund could purchase a futures contract if it had cash and short-term securities on hand that it wished to invest in longer-term securities, but at the same time that Fund wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations. In these strategies the Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from longer-term securities, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days. However, because the Fund's cash that would otherwise have been invested in higher-yielding bonds would be held uninvested or invested in short-term securities so long as the futures position remains open, the Fund's return would involve a smaller amount of interest income and potentially a greater amount of capital gain or loss.

          The  Fund may sell futures contracts to hedge   its other
investments against changes in value, or as an alternative to sales of securities. For example, if the investment adviser anticipated a decline in bond prices, but did not wish to sell bonds owned by the Fund, it could sell a futures contract in order to lock in a current sale price. If prices subsequently fell, the future contract's value would be expected to rise and offset all or a portion of the loss in the bonds that the Fund had hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit of the Fund. In this type of strategy, the Fund's return will tend to involve a larger component of interest income, because the Fund will remain invested in longer-term securities rather than selling them and investing the proceeds in short-term securities which generally provide lower yields.

          Futures margin payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker (known as a futures commission merchant, or FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes
of   the Fund's investment limitations.  In the event of the bankruptcy of an
FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers. The investment adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

          Correlation of price changes. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to the Fund will not match that Fund's current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

          Liquidity of futures contracts. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of seven days for some types of securities, the futures markets can provide liquidity superior to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions could also be impaired.

          Purchasing Put Options.  By purchasing a put option,   the Fund
obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. The option may give the Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the current market price for the option (known as the option premium). The option's underlying instrument may be a security, or a futures contract.

           The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. If the Fund exercises a put option on a futures contract, it assumes a seller's position in the underlying futures contract. Purchasing an option on a futures contract does not require the Fund to make futures margin payments unless it exercises the option. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

          Put options may be used by the Fund to hedge securities it owns, in a manner similar to selling futures contracts, by locking in a minimum price at which the Fund can sell. If security prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses. The put thus acts as a hedge against a fall in the price of such securities. However, all other things being equal (including securities prices), option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option in the form of the premium (and transaction costs), a Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. This potential loss represents the cost of the hedge against a fall in prices. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged to the same extent as selling a futures contract.

          Purchasing Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). By purchasing a call option, the Fund would attempt to participate in potential price increases of the underlying instrument, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if security prices fell. At the same time, a Fund can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

          The  Fund will purchase call options only in connection with
"closing purchase transactions."   The Fund may terminate its position in a
call option by entering into a closing purchase transaction. A closing purchase transaction is the purchase of a call option on the same security with the same exercise price and call period as the option previously written by the Fund.
If the Fund is unable to enter into a closing purchase transaction, the Fund may be required to hold a security that it might otherwise have sold to protect against depreciation.

          Writing Put Options.  When  the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser.  In return for
receipt of the premium,   the Fund assumes the obligation to pay the strike
price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the
Fund will be required to make margin payments to an FCM as described above for
futures contracts.   The Fund may seek to terminate its position in a put
option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

           The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. As with other futures and options strategies used as alternatives for
purchasing securities,   the Fund's return from writing put options generally
will involve a smaller amount of interest income than purchasing longer-term securities directly, because the Fund's cash will be invested in shorter-term securities which usually offer lower yields.

          Writing Call Options. Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

          Combined Option Positions.   The Fund may purchase and write
options in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

          Risks of Options Transactions. Options are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

          Asset Coverage for Futures and Options Positions.  A Fund will not use
leverage in its options and futures strategies.   Such investments will be
made for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under
the hedge strategies.   The Fund will not enter into an option or futures
position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. A Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a
possibility that segregation of a large percentage of   the Fund's assets
could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

          Limitations on Futures and Options Transactions.  RBB   on behalf
of the  Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility includes the representation that the Fund will not enter into any commodity futures contract or option on a commodity futures contract if, as a result, the sum of initial
margin deposits on   commodity futures contracts and related commodity
options   and premiums paid for options on commodity futures contracts the
Fund has purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's total assets.

          In addition, the Fund will not enter into any futures contract and into any option if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of securities or other instruments underlying the respective Fund's other futures or options positions, would exceed 50% of the Fund's net assets.

          The Fund's limitations on investments in futures contracts and its policies regarding futures contracts and the limitations on investments in options and its policies regarding options discussed above in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit. The Fund will not modify the above limitations to increase its permissible futures and options activities without supplying additional information in a current Prospectus or Statement of Additional Information that has been distributed or made available to the Fund's shareholders.

          Various exchanges and regulatory authorities have recently undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures or options transactions, and proposals to increase the margin requirements for various types of strategies. It is impossible to predict what actions, if any, will result from these reviews at this time.

          Short Sales "Against the Box."  In a short sale,   the Fund sells a
borrowed security and has a corresponding obligation to the lender to return the
identical security.    The Fund may engage in short sales if at the time of
the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or a qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute
the Fund's long position.  The   Fund will
not engage in short sales against the box for speculative purposes.   The
Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          Section 4(2) Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws and is generally sold to institutional investors such as the RBB which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

          Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the RBB's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund involved under the 1940 Act.

          Rights Offerings and Purchase Warrants. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

          Illiquid Securities.   The Fund may not invest more than 15% of its
 total assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Fund's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. The Board has adopted a policy that the Fund will not purchase private placements (i.e. restricted securities other than Rule 144A Securities). Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          The SEC adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this relatively new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

          The Advisor will monitor the liquidity of restricted securities in the Fund under the supervision of the Board of Directors. In reaching
liquidity decisions, the   Advisor may consider, inter alia, the following
factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investment Limitations

          The Fund has adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined in Section
2(a)(42) of the Investment Company Act).  The  Fund may not:

          1. Borrow money, except from banks or by entering into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 10% of the value of the Growth & Income Fund's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300 percent for all borrowings of the Fund; or mortgage, pledge or hypothecate any of the Growth & Income Fund's assets except as may be necessary in connection with such borrowing or reverse repurchase agreements and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Growth & Income Fund's total assets at the time of such borrowing; or purchase portfolio securities while borrowings and reverse repurchase agreements in excess of 5% of the Fund's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Growth & Income Fund's securities by enabling
                                        -
the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient);

          2. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation;

          3. Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, except that the Fund may establish margin accounts in connection with its use of options, futures contracts and options on futures contracts;

          4. Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under Federal securities laws;

          5. Make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may purchase and sell puts and call options on securities, stock indices and currencies and may purchase and sell options on futures contracts;

          6. Purchase or sell real estate (including interests in real estate limited partnerships), provided that the Fund may invest in readily marketable interests in real estate investment trusts or in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

          7. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell futures contracts and related options;

          8.   Invest in oil, gas or mineral-related programs or leases;

          9. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and
limitations and except that   the Fund may enter into repurchase agreements;

          10. Purchase any securities issued by any other investment company except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer; or

          11. Make investments for the purpose of exercising control or management.

          In addition to the foregoing enumerated investment limitations, the Fund may not (a) invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations, (b) invest more than 5% of its total assets (taken at the time of purchase) in equity securities that are not readily marketable, and (c) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Fund to be invested in the obligations of issuers in any industry (exclusive of the U.S. Government and its agencies and instrumentalities).

                             DIRECTORS AND OFFICERS


          The directors and executive officers of RBB, their business addresses and principal occupations during the past five years are:


 Name, Address and Age     Position with     Principal Occupation
----------------------     RBB During Past   --------------------
                           Five  Years
                           ---------------


 Arnold M. Reichman*-47    Director         Since 1984, Managing Director
 466 Lexington Avenue                       and Assistant Secretary, E.M.
 New York, NY   10017                       Warburg, Pincus & Co., Inc.;
                                            Since 1984 Managing Director,
                                            Warburg Pincus Counsellors,
                                            Inc.;  Since 1985, Vice
                                            President and Secretary,
                                            Counsellors Securities Inc;
                                            Officer of various investment
                                            companies advised by Warburg,
                                            Pincus Counsellors, Inc.

 Robert                    Director         Since 1985, Executive Vice
 Sablowsky**-57                             President of Gruntal & Co.,
 14 Wall Street                             Inc.,  Director, Gruntal &
 New York, NY   10005                       Co.,   Inc. and Gruntal
                                            Financial Corp.


 Francis  J. McKay-60      Director         Since 1963, Executive Vice
 7701 Burholme Avenue                       President, Fox Chase Cancer
 Philadelphia, PA 19111                     Center (Biomedical
                                            research and medical care.)


 Marvin E. Sternberg-61    Director         Since 1974, Chairman,
 937 Mt. Pleasant Road                      Director and President, Moyco
 Bryn Mawr, PA                              Industries, Inc.
 19010                                      (manufacturer of dental
                                            supplies and precision coated
                                            abrasives); Since 1968,
                                            Director and President, Mart
                                            MMM, Inc. (formerly
                                            Montgomeryville Merchandise
                                            Mart Inc.) and Mart PMM, Inc.
                                            (formerly Pennsauken
                                            Merchandise Mart, Inc.)
                                            (Shopping Centers); and Since
                                            1975, Director and Executive
                                            Vice President, Cellucap Mfg.
                                            Co., Inc. (manufacturer of
                                            disposable headwear).

 Name, Address and Age         Position with     Principal Occupation
 -------------------------     RBB During Past   --------------------
                               Five  Years
                               ------------

 Julian A. Brodsky-62      Director         Director, and Vice Chairman
 1234 Market Street                         Comcast Corporation;
 16th Floor                                 Director,  Comcast
 Philadelphia, PA                           Cablevision of
 19107-3723                                 Philadelphia (cable
                                            television and
                                            communications) and Nextel
                                            (wireless communications).


 Donald van Roden-71       Director         Self-employed businessman.
 1200 Old Mill Lane                         From February 1980 to march
 Wyomissing, PA                             1987, Vice Chairman,
 19610                                      SmithKline Beckman
                                            Corporation
                                            (pharmaceuticals); Director,
                                            AAA Mid-Atlantic (auto
                                            service); Director, Keystone
                                            Insurance Co.


  Edward J. Roach-71       President and    Certified Public Accountant;
 Bellevue Park Corporate   Treasurer        Vice Chairman of the Board,
  Center                                    Fox Chase Cancer Center; Vice
 400 Bellevue Parkway                       President and Trustee,
 Wilmington, DE  19809                      Pennsylvania School for
                                            the Deaf; Trustee,
                                            Immaculata College; Vice
                                            President and Treasurer of
                                            various investment companies
                                            advised by PNC Institutional
                                            Management Corporation.


 Morgan R. Jones-56        Secretary        Chairman of the law firm of
 1100 PNB Bank Building                     Drinker Biddle & Reath,
 Broad and Chestnut                         Philadelphia, Pennsylvania;
 Streets                                    Director, Rocking Horse Child
 Philadelphia,  PA  19107                   Care Centers of America, Inc.



 ________________________

* Mr. Reichman is an "interested person" of RBB as that term is defined in the 1940 Act by virtue of his position with Counsellors Securities Inc., RBB's distributor.

** Mr. Sablowsky is an "interested person" of RBB as that term is defined in the 1940 Act by virtue of his position with Gruntal & Co., Inc., a broker-dealer which sells RBB's shares.

          Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to RBB the firm to be selected as independent auditors.

          Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of RBB when the Board of Directors is not in session.

          Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board annually all persons to be nominated as directors of RBB.


          RBB pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of the Fund $9,500 annually and $700 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. Directors who are not affiliated persons of RBB are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Chairman (currently Donald Van Roden) receives an additional $5,000 for his services. For the year ended August 31,
 1995, each of the following members of the Board of Directors received compensation from the Fund in the following amounts: Julian A. Brodsky in the aggregate amount of $9,425; Francis J. McKay in the aggregate amount of $12,025; Marvin E. Sternberg in the aggregate amount of $12,675; Donald van Roden in the aggregate amount of $14,675. On October 24, 1990, RBB adopted, as a participating employer, RBB Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach) pursuant to which RBB will contribute on a monthly basis amounts equal to 10% of the monthly compensation of each eligible employee. By virtue of the services
performed by  WPC, the Fund's adviser, and   Counsellors Securities, the
Fund's distributor, RBB itself requires only one part-time employee. No officer, director or employee of WPC currently receives any compensation from RBB.



          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS

Advisory Agreements

           WPC renders advisory services to the Fund pursuant to an Investment Advisory Agreement. The Advisory Agreement relating to the Growth & Income Fund is dated September 30, 1993 ("Advisory Contract"). Prior to October 1, 1994, PIMC and WPC rendered advisory and sub-advisory services, respectively, to the Growth & Income Fund pursuant to Advisory and
Sub-Advisory Agreements dated August 16, 1988.   For the year ended August
31, 1995, WPC waived advisory fees with respect to the Growth & Income Fund in the amount of $0 under the Advisory Contract. During the same period, WPC received advisory fees

(after waivers) in the amount of   $5,824,947.

          As required by various state regulations,  WPC will reimburse RBB or the  Fund (as applicable) if and to the extent that the aggregate
operating expenses of RBB or the   Fund exceeds applicable state limits for
the fiscal year, to the extent required by such state regulations. Currently, the most restrictive of such applicable limits is believed to be 2 1/2% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets and 1 1/2% of the remaining average annual net assets. Certain expenses, such as brokerage commissions, taxes, interest and extraordinary items, are excluded from this limitation. Whether such expense limitations apply to RBB as a whole or to the Fund depends upon the particular regulations of such states.

          The  Fund bears all of  its own expenses not specifically
assumed by  WPC.  General expenses of RBB not readily identifiable as belonging to a portfolio of RBB are allocated among all investment portfolios by or under the direction of RBB's Board of Directors in such manner as the Board
determines to be fair and equitable.  Expenses borne by   the Fund include,
but are not limited to, the following (or   the Fund's share of the
following):  (a) the cost (including brokerage commissions) of securities
purchased or sold by   the Fund and any losses incurred in connection
therewith; (b) fees payable to and expenses incurred on behalf of the Fund by WPC; (c) expenses of organizing RBB that are not attributable to a class of RBB; (d) certain of the filing fees and expenses relating to the registration and qualification of RBB and the Fund's shares under Federal and/or state securities laws and maintaining such registrations and qualifications; (e) fees and salaries payable to RBB's directors and officers; (f) taxes (including any income or franchise taxes) and governmental fees; (g) costs of any liability and other insurance or fidelity bonds; (h) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against RBB or the Fund for violation of any law; (i) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors;
(j) charges of custodians and other agents; (k) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (l) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (m) any extraordinary expenses;
(n) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (o) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (p) costs of PFPC's use of independent pricing services to value a portfolio's securities; and (q) the cost of investment company literature and other publications provided by RBB to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of RBB, are allocated to such class.

          Under the Advisory Contract, WPC will not be liable for any error of judgment or mistake of law or for any loss suffered by RBB or the Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of WPC in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

          The Advisory  Contract was approved on  July 26, 1995, by vote of RBB's Board of Directors, including a majority of those directors who are not
parties to the Advisory   Contract or interested persons (as defined in the
1940 Act) of such parties. The Advisory Contract is terminable by vote of RBB's Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days'
written notice to  WPC.  The Growth & Income Fund Advisory Contract became
effective on   October 1, 1993, and was approved by shareholders at a special meeting held September 30, 1993. The Advisory Contract terminates automatically in the event of assignment thereof.

Custodian Agreements

          PNC Bank is custodian of RBB's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts
in the name of the   Fund (b) holds and transfers portfolio securities on
account of the  Fund, (c) accepts receipts and makes disbursements of money on behalf of the  Fund, (d) collects and receives all income and other
payments and distributions on account of the   Fund's portfolio securities
and (e) makes periodic reports to the RBB's Board of Directors concerning the Fund's operations. PNC Bank is authorized to select one or more banks or
trust companies to serve as sub-custodian on behalf of   RBB, provided that
PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds RBB harmless from the acts and omissions of any sub-custodian. For its services to RBB under the Custodian Agreement, PNC
Bank receives a fee which is calculated based upon the Fund's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000 per Fund, exclusive of transaction charges and out-of-pocket expenses, which are also charged to RBB.

          State Street Bank and Trust Company ("State Street") is co-custodian of the Fund's foreign securities pursuant to a sub-custodian agreement dated October 26, 1994 (the "Foreign Custodian Agreement"). Under the Foreign Custodian Agreement, State Street performs custodial functions with respect to
the   Fund's non-U.S. portfolio holdings, including appointment of non-U.S.
custodians and agents.

Transfer Agency and Sub-Transfer Agency Agreements

          PFPC, Inc. ("PFPC"), an affiliate of PNC Bank, serves as the transfer
and dividend disbursing agent for the   Advisor Shares pursuant to a Transfer
Agency Agreement dated August 16, 1988 (the "Transfer Agency

Agreement"). State Street Bank and Trust Company ("State Street") acts as shareholder servicing agent, sub-transfer agent and dividend disbursing agent for the Fund, under which it (a) issues and redeems Shares, (b) addresses and mails all communications by the  Fund to record owners of  Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to RBB's Board of
Directors concerning the operations of the class .   For its services to the
Fund under the Sub-Transfer Agency Agreement, State Street receives a fee at the annual rate of $8.00 per account for the Funds, plus $5.00 per new account establishment, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

Co-Administration Agreements

          Counsellors Funds Service, Inc. ("Counsellors Service") serves as co-administrator to the Fund pursuant to a Co-Administration Agreement dated August 4, 1994 (the "Counsellors Service Co-Administration
Agreement"). Counsellors Service has agreed to provide shareholder liaison services to the Fund including responding to shareholder inquiries and providing information on shareholder accounts. The Counsellors Service Co-Administration Agreement provides that Counsellors Service shall not be liable for any error of judgment or mistake of law or any loss suffered by RBB
or the   Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or negligence, or reckless disregard of its duties and obligations thereunder. In consideration for providing services pursuant to the Counsellors Service Co-Administration Agreement, Counsellors Services receives a fee with respect to the Growth & Income Fund calculated at an annual rate of .05% of the Growth & Income Fund's average daily net assets for the first $125 million of average daily net assets,
and .10% of average daily net assets for assets above $125 million.   Under
the  Counsellors Service  Co-Administration Agreements, the Growth & Income
Fund paid Counselors Service $714,152 for the fiscal year ended August 31, 1995 and $24,186 for the fiscal year ended August 31, 1994.

          PFPC also serves as co-administrator to the Fund pursuant to a Co-Administration Agreement dated August 4, 1994 (the "PFPC
Co-Administration  Agreement").  PFPC has agreed to calculate the  Fund's net asset  value, provide all accounting services for the  Fund, and assist in related aspects of the Fund's operations. The PFPC Co-Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by RBB or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or negligence, or reckless disregard of its duties and obligations thereunder. In consideration for providing services pursuant to the PFPC Co-Administration Agreement, PFPC receives a fee with respect to the Growth & Income Fund calculated at an annual rate of .20% of the Growth & Income Fund's average daily net assets, with a minimum annual fee of $75,000, for the first $125 million of average daily net assets, and .15% of
average daily net assets for assets above $125 million.   Under the PFPC
Co-Administration Agreements, the Growth & Income Fund paid PFPC $1,227,497 for the fiscal year ended August 31, 1995 and $269,859 for the fiscal year ended August 31, 1994.

Distribution and Shareholder Servicing

           Counsellors Securities has entered into a Servicing Agreement with Service Organizations with respect to the Growth & Income Fund pursuant to which support services are provided to the holders of Advisor Shares in consideration of the Fund's payment of up to .50%, on an annualized basis, of the average daily net assets of the Advisor Shares held of record of the Fund. See Prospectus, "Shareholder Servicing." Counsellors Securities may, in the future, enter into additional Servicing Agreements with Service Organizations to perform certain distribution, shareholder servicing, administrative and accounting services for their Customers who are beneficial owners of the Fund's Shares.

          A Service Organization with which Counsellors Securities has entered into Servicing Agreements on behalf of the Fund may charge a Customer one or more of the following types of fees, as agreed upon by the Service Organization and the Customer, with respect to the cash management or other services provided by the Service Organization: (a) account fees (a fixed amount per month or per year); (b) transaction fees (a fixed amount per transaction processed); (c) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (d) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by a Service Organization to Customers are in addition to, and not duplicative of, the services to be provided under Servicing Agreements. A Customer of a Service Organization should read the Fund's Prospectus and Statement of Additional Information in conjunction with the Servicing Agreement and other literature describing the services and related fees that would be provided by the Service Organization to its Customers prior to any purchase of shares of the Fund. Service Organizations and other interested investors may obtain Prospectuses from the
 Fund's distributor upon request. No preference will be shown in the selection of the Fund's portfolio investments for the instruments of Service Organizations.

          There are currently unresolved issues with respect to existing laws and regulations relating to the permissible activities of banks and trust companies, including the extent to which certain Service Organizations may perform shareholder and administrative services. A judicial or administrative decision or interpretation with respect to those laws and regulations, as well as future changes in such laws and regulations, could prevent certain Service Organizations from performing these services or from receiving payments for performing such services. If a Service Organization was prohibited from performing these services, it is expected that all arrangements between Counsellors Securities or behalf of the Fund and the Service Organization would be terminated and that Customers of the Service Organization who seek to invest in the Fund would have to purchase and redeem shares directly through
the   Fund's distributor or transfer agent.

          Counsellors Securities' agreements with Service Organizations is governed by a Distribution Plan (the "Plan"). The Plan requires PFPC and Counsellors Service, the Fund's co-administrators, to provide the Board of Directors, at least quarterly, with written reports of amounts expended under the Plan and the purpose for which such expenditures were made. The Plan will continue in effect for so long as their continuance is specifically approved at least annually by the Board of Directors, including a majority of the Directors who are not interested persons of RBB and who have no direct or indirect financial interest in the operation of the Plan ("Independent

Directors"). Any material amendment of the Plan would require the approval of the Board of Directors in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund.

                                FUND TRANSACTIONS


          Subject to policies established by the Board of Directors, WPC is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions,
 WPC seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While WPC generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best results in particular transactions.

          No Fund has any obligation to deal with any broker or group of brokers
in the execution of portfolio transactions.    WPC may, consistent with the
interests of the Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services
they provide to the  Fund and other clients of   WPC.  Information and
research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by WPC under its respective contracts.
A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that WPC, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of or WPC, as applicable, to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

          Corporate debt and U.S. Government securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

           WPC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Fund prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Fund's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Fund would incur a capital loss in liquidating commercial paper
(for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.


          Investment decisions for the Fund and for other investment accounts managed by WPC are made independently of each other in the light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account.
While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to the Fund. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which WPC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the RBB's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the RBB's directors as deemed necessary from time to time, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that WPC not participate in or benefit from the sale to the Fund.

          In no instance will portfolio securities be purchased from or sold to Counsellors Securities, PNC Bank or WPC or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

          During the year ended August 31,  1995, the Growth & Income Fund
paid  $3,023,620 of brokerage commissions.   A high rate of portfolio
turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund. Federal income tax laws may restrict the extent to which the Fund may engage in short term trading of securities. See "Taxes". For the year or period ended August 31, 1995, the Growth & Income Fund had a portfolio turnover rate of 109%. The Fund anticipates that its annual portfolio turnover rate will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.


                       PURCHASE AND REDEMPTION INFORMATION

          The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by RBB and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. RBB has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

          Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.
(The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


                               VALUATION OF SHARES

          The net asset value per share of the Fund is calculated as of 4:00 p.m. Eastern Time on each Business Day. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed). Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the evaluation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at 4:00 p.m.; securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

          In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith or under the direction of RBB's Board of Directors.

                             PERFORMANCE INFORMATION


          Total Return. For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission, the Fund's advertising performance must include total return quotes calculated according to the following formula:

               P(1 + T)n = ERV

   Where:      P =  a hypothetical initial payment of $1,000

               T =  average annual total return

               n =  number of years (1, 5 or 10)

             ERV =   ending redeemable value at the end of the 1, 5 or 10 year
periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

          Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value, as described in the Prospectus, on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

          Calculated according to the SEC rules, for the   period from May
15, 1995 (commencement of operations) to August 31, 1995, both the average total return and the aggregate total return was 10.49% (not annualized) for the Growth & Income Fund.

          Performance.  From time to time, the  Fund may advertise  its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning of the measuring period to the end of the measuring
period.  The figures reflect changes in the price of   the Fund's shares
assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for
other periods as well (such as from commencement of   the

Fund's operations or on a year-by-year, quarterly or current year-to-date basis).


          When considering average total return figures for periods longer than
one year, it is important to note that   the Fund's annual total return for
one year in the period might have been grater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Fund seeks long-term appreciation and that such return may not be representative of the Fund's return over a longer market cycle. The Fund may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period (again reflecting changes in the Fund's share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs, may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions) and would be quoted separately for each class of the Fund's shares.

          Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance.

          In reports or other communications to investors or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare their performance with (1) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (2) with the S&P 500, which is an unmanaged indexes of common stocks prepared by Standard & Poor's Corporation or (3) other appropriate indices of investment securities or with data developed
by Counsellors derived from such indices.  The   Fund may also include
evaluations published by nationally recognized ranking services and by financial publications that are nationally recognized, such as The Wall Street Journal, Investor's Daily, Money, Inc., Institutional Investor, Barron's, Fortune, Forbes Business Week, Morningstar, Inc. and Financial Times.

          In reports or other communications to investors or in advertising, the Fund may also describe the general biography or work experience of the
portfolio managers of the   Fund and may include quotations attributable to
the portfolio managers describing approaches taken in managing the   Fund's
investments, research methodology, underlying stock selection or the Fund's investment objective. The Fund may also discuss the continuum of risk and return relating to different investments, and the potential impact of foreign stock on a portfolio otherwise composed of domestic securities. In addition, the Fund may from time to time compare their expense ratios to those of investment companies with similar objective and policies, as advertised by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

          Yield. The Fund may also advertise its yield. Under the rules of the SEC, the Fund advertising yield must calculate yield using the following formula:

               YIELD = 2 [(a-b+1)6 - 1]
                           ---
                            cd

     Where:    a =  dividends and interest earned during the period.

               b =  expenses accrued for the period (net of reimbursement).

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

               d = the maximum offering price per share on the last day of the period.


          Under the foregoing formula, yield is computed by compounding semi-annually, the net investment income per share earned during a 30 day period divided by the maximum offering price per share on the last day of the period. For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

          The yield for the 30 day period ended August 31,   1995 was
-0.01% for the Growth & Income  Fund.


          Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields will fluctuate, they cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.


          The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the rates on the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Fund, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, the Fund's investment adviser or sub-adviser will consider whether the Fund should continue to hold the obligation.

          From time to time, in advertisements or in reports to shareholders with respect to the Fund, the yields of the Fund may be quoted and compared to those o other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of the Fund may be compared to the Donoghue's Money RRB Report(R) of Holliston, MA, 10746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.

                              TAXES

          The following is only a summary of certain additional tax considerations generally affecting the Fund and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or their shareholders, and the discussion here and in the RBB's Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

          The Fund has elected to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net taxable investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for Federal excise tax (discussed below).

          In addition to satisfaction of the Distribution Requirement each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of any of the following investments, if such investments were held for less than three months: (a) stock or securities (as defined in Section 2(a)(36) of the 1940 Act); (b) options, futures, or forward contracts (other than options, futures or forward contracts on foreign currencies); and (c) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the regulated investment company's principal business of investing in stock or securities (or options and futures with respect to stocks or securities) (the "Short-Short Gain Test"). Interest (including accrued original issue discount and, in the case of debt securities bearing taxable interest income, "accrued market discount") received by the Fund at maturity or on disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security for purposes of the Short-Short Gain Test. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

          Future Treasury regulations may provide that currency gains that are not "directly related" to the Fund's principal business of investing in stock or securities (or in options or futures with respect to stock or securities) will not satisfy the Income Requirements. Income derived by a regulated investment company from a partnership or trust will satisfy the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if they were realized by a regulated investment company in the same manner as realized by the partnership or trust.

          In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total
assets in securities of such issuer and as to which   the Fund does not hold
more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which the engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").

          The Internal Revenue Service has taken the position, in informal rulings issued to other taxpayers, that the issuer of a repurchase agreement is the bank or dealer from which securities are purchased. A Fund will not enter into repurchase agreements with any one bank or dealer if entering into such agreements would, under the informal position expressed by the Internal Revenue Service, cause it to fail to satisfy the Asset Diversification Requirement.

          Distributions of investment company taxable income will be taxable (subject to the possible allowance of the dividend received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from RBB in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

          The Fund intends to distribute to shareholders its excess of net long-term capital gain over net short-term capital loss ("net capital gain"), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by any Fund as capital gain dividends may not exceed the net capital gain of the Fund for any taxable year, determined by excluding any net capital loss or net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as capital gain dividends in a written notice mailed by RBB to shareholders not later than 60 days after the close of each Fund's respective taxable year.

          In the case of corporate shareholders, distributions (other than capital gain dividends) of a Fund for any taxable year generally qualify for the 70% dividends received deduction to the extent of the gross amount of
"qualifying dividends" received by  the Fund for the year.   Generally, a
dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation. However, a dividend received by a taxpayer will not be treated as a "qualifying dividend" if (1) it has been received with respect to any share of stock that the taxpayer has held for 45 days (90 days in the case of certain preferred stock) or less (excluding any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend), or (2) to the extent that the taxpayer is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. RBB will designate the portion, if any, of the distribution made by the Fund that qualifies for the dividends received deduction in a written notice mailed by RBB to shareholders not later than 60 days after the close of the Fund's taxable year.

          Investors should note that changes made to the Code by the Tax Reform Act of 1986 and subsequent legislation have not entirely eliminated distinctions in the tax treatment of capital gain and ordinary income distributions. The nominal maximum marginal rate on ordinary income for individuals, trusts and estates is currently 31%, but for individual taxpayers whose adjusted gross income exceeds certain threshold amounts (that differ depending on the taxpayer's filing status) in taxable years beginning before 1996, provisions phasing out personal exemptions and limiting itemized deductions may cause the actual maximum marginal rate to exceed 31%. The maximum rate on the net capital gain of individuals, trusts and estates, however, is in all cases 28%. Capital gains and ordinary income of corporate taxpayers are taxed at a nominal maximum rate of 34% (an effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000). Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

          Distributions of net investment income received by the Fund from investments in debt securities will be taxable to shareholders as ordinary income and will not be treated as "qualifying dividends" for purposes of the dividends received deduction.


          A shareholder will recognize gain or loss upon an exchange of shares
of  the Fund for shares of another   Warburg Pincus Advisor Fund upon
exercise of an exchange privilege. Shareholders may not include the initial sales charge in the tax basis of the Shares exchanged for shares of another Warburg Pincus Advisor Fund for the purpose of determining gain or loss on the exchange, where the Shares exchanged have been held 90 days or less. The sales charge will increase the basis of the shares acquired through exercise of the exchange privilege (unless the shares acquired are also exchanged for shares of another Warburg Pincus Advisor Fund within 90 days after the first exchange).

          The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Because the Fund intends to distribute all of its taxable income currently, no Fund anticipates incurring any liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.

          RBB will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to RBB that he is not subject to backup withholding or that he is an "exempt recipient."

          The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

          Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in
which   its offices are maintained, in which  its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.


                              DESCRIPTION OF SHARES
                              ---------------------

          The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 12.2 billion shares are currently classified as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (U.S. Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (U.S. Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (U.S. Government Money), 500 million shares are classified as Class T Common Stock (International), 500 million shares are classified as Class U Common Stock (High Yield), 500 million shares are classified as Class V Common Stock (Emerging), 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock (U.S. Core Equity), 50 million shares are classified as Class Y Common Stock (U.S. Core Fixed Income), 50 million shares are classified as Class Z Common Stock (Global Fixed Income), 50 million shares are classified as Class AA Common Stock (Municipal Bond), 50 million shares are classified as Class BB Common Stock (BEA Balanced), 50 million shares are classified as Class CC Common Stock (Short Duration), 100 million shares are classified as Class DD Common Stock (Growth & Income Series 2), 100 million shares are classified as Class EE Common Stock (Balanced Series 2), 700 million shares are classified as Class Alpha 1 Common Stock (Money), 200 million shares are classified as Class Alpha 2 Common Stock (Municipal Money), 500 million shares are classified as Class Alpha 3 Common Stock (U.S. Government Money), 100 million shares are classified as Class Alpha 4 Common Stock (N.Y. Money), 1 million shares are classified as Class Beta 1 Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 1 million shares are classified as Gamma 1 Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (U.S. Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (U.S. Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1

Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (U.S. Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class A, C and D Common Stock constitute the No Load Classes of the Growth & Income, Balanced and Tax Free Funds, respectively. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

          The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Warburg Pincus Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Bradford Family, the BEA Family, the Janney Montgomery Scott Money Family, the Beta Family, the Gamma Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in one non-money market portfolio as well as the Money Market and Municipal Money Market Portfolios; the Warburg Pincus Family represents interests in the Growth & Income, Balanced, and Tax Free Funds; the Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios; the Bradford Family represents interests in the Municipal Money Market and Government Obligations Money Market Portfolios; the BEA Family represents interests in nine non-money market portfolios; the Janney Montgomery Scott Family and the Beta, Gamma, Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios.



                  ADDITIONAL INFORMATION CONCERNING FUND SHARES

          RBB does not currently intend to hold annual meetings of shareholders
except as required by the 1940 Act or other applicable law.   RBB's amended
By-Laws provide that shareholders collectively owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

          As stated in the Prospectus, holders of shares of each class of RBB will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

          Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law, (for example by Rule 18f-2 discussed above) or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                  MISCELLANEOUS

          Counsel. The law firm of Ballard Spahr Andrews & Ingersoll, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103 serves as counsel to RBB, PIMC, PNC Bank and PFPC. The law firm of Drinker Biddle & Reath,
1100 Philadelphia National Bank Building, Broad and Chestnut Streets, Philadelphia, Pennsylvania 19107, serves as counsel to RBB's independent directors.

          Independent Accountants. Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as RBB's independent accountants. RBB's financial statements which appear in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., as set forth in their report, which also appears in this Statement of Additional Information, and have been included herein in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


          Control Persons. As of November 6, 1995, to RBB's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of RBB
indicated below.   See "Description of Shares" above.  RBB does not know
whether such persons also beneficially own such shares.

PORTFOLIO                   NAME AND ADDRESS                     PERCENT OWNED
---------                   ----------------                     -------------

Warburg Pincus              Charles Schwab & Co., Inc.              32.97
Growth & Income Fund        Reinvest Account
(Class A)                   Attn:  Mutual Funds Dept.
                            101 Montgomery Street
                            San Francisco, CA  94104-4122

                            National Financial Services Corp.       12.78
                            FBO Customers
                            P.O. Box 3908
                            Church Street Station
                            New York, New York  10008-3908

Warburg Pincus              Charles Schwab & Co., Inc.              39.41
Balanced Fund               Reinvest Account
(Class C)                   Attn:  Mutual Funds Dept.
                            101 Montgomery Street
                            San Francisco, CA  94104-4122

                            National Financial Services Corp.       19.15
                            FBO Customers
                            P.O. Box 3908
                            Church Street Station
                            New York, New York  10008-3908

Warburg Pincus              Gruntal Co.                             11.30
Tax Free Fund               FBO 995-10702-19
(Class D)                   14 Wall Street
                            New York, New York  10005-2176

                            Gruntal Co.                             10.20
                            FBO 995-16852-14
                            14 Wall Street
                            New York, New York  10005-2176

RBB Money Market            Luanne M. Garvey and Robert J.         13.748
Portfolio                   Garvey
(Class E)                   2729 Woodland Avenue
                            Trooper, PA   19403

                            PNC Bank, NA Custodian FBO              13.048
                            Harold T. Erfer
                            414 Charles Lane
                            Wynnewood, PA   19096

                            PNC Bank, NA Custodian FBO Karen        16.954
                            M. McElhinny and  Contribution
                            Account
                            4943 King Arthur Drive
                            Erie, PA   16506

PORTFOLIO                   NAME AND ADDRESS                     PERCENT OWNED
---------                   ----------------                     -------------

                            E.L. Haines Jr. and Betty J.            7.862
                            Haines
                            2341 Pinebluff Drive
                            Dallas, TX   75228

                            John Robert Estrada and                 13.600
                            Shirley Ann Estrada
                            1700 Raton Drive
                            Arlington, TX   76018

                            Eric Levine and Linda & Howard         29.640
                            Levine
                            67 Lanes Pond Road
                            Howell, NJ  07731


RBB Municipal Money         William B. Pettus Trust                 12.614
Market  Portfolio           Augustine W. Pettus Trust
(Class F)                   827 Winding Path Lane
                            St. Louis, MO  63021- 6635

                            Seymour Fein                            87.385
                            P.O. Box 486
                            Tremont Post Office
                            Bronx, NY  10457- 0486

Cash Preservation Money     Jewish Family and Children's            54.415
Market  Portfolio           Agency of Philadelphia
(Class G)                   Capital Campaign
                            Attn:  S. Ramm
                            1610 Spruce Street
                            Philadelphia, PA   19103

                            Helen M. Ellenby                         5.866
                            503 Falcon Lane
                            West Chester, PA  19382-5716

                            Lynda R. Succ Trustee for in Trust      11.363
                            under The Lynda R. Campbell Caring
                            Trust
                            935 Rutger Street
                            St. Louis, MO   63104

Cash Preservation           Kenneth Farwell and Valerie             7.020
Municipal Money Market      Farwell Jt. Ten
 Portfolio                  3854 Sullivan
(Class H)                   St. Louis, MO  63107

                            Larnie Johnson and Mary Alice           6.449
                            Johnson
                            4927 Lee Avenue
                            St. Louis, MO  63115-1726

PORTFOLIO                   NAME AND ADDRESS                     PERCENT OWNED
---------                   ----------------                     -----------

                            Deborah  C. Brown of Trustee         60.191
                            for Barbara J.C. Custis Trustee
                            The Crowe Trust
                            9921 West 128th Terrace
                            Overland Park, KS   66213

Sansom Street Money         Wasner & Co.                            14.119
Market   Portfolio          FAO Paine Webber and Managed
(Class I)                   Assets Sundry Holdings
                            Attn:  Joe Domizio
                            200 Stevens Drive
                            Lester, PA   19113

                            Saxon and Co.                           75.097
                            FBO Paine Webber
                            P.O. Box 7780 1888
                            Philadelphia, PA   19182

                            Robertson Stephens & Co.                10.432
                            FBO Exclusive Benefit Investors
                            555 California St./#2600
                            San Francisco, CA   94104

Bedford New York            Laurel Holding Co.                       7.7
Municipal Money Market      P.O. Box 2021
(Class O)                   Jamesport, NY   11947

BEA High Yield Portfolio    Chase Manhattan Bankers Trustee         17.943
(Class U)                   for Kendale Company Master Pension
                            Plan
                            Attn: Mark Tesoriero
                            3 Metrotech Center
                            6th Floor
                            Brooklyn, NY   11245

                            Temple Inland Master Retirement         5.902
                            Trust
                            303 South Temple Drive
                            Diboll, TX   75941

                            State of Oregon                         55.342
                            Treasury Department
                            159 State Capital Building
                            Salem, OR   97310

BEA Emerging Markets        Wachovia Bank North Carolina Trust      8.571
Equity   Portfolio          for Carolina Power & Light Co.
(Class V)                   Supplemental Retirement Trust
                            301 N. Main Street
                            Winston-Salem, NC   27101

PORTFOLIO                   NAME AND ADDRESS                     PERCENT OWNED
---------                   ----------------                     -------------

                            Northern Trust Company Trustee for      19.696
                            Texas Instruments Employee Plan
                            P.O. Box 92956
                            Chicago, IL  60675- 2956

                            Hall Family Foundation                  19.836
                            P.O. Box 419580
                            Kansas City, MO   64208

                            Northern Trust                          11.799
                            Trustee for Pillsbury
                            P.O. Box 92956
                            Chicago, IL   60675

                            Amherst H. Wilder Foundation            5.829
                            919 Lafond Avenue
                            St. Paul, MN   55104

BEA US Core Equity          Bank of New York                        61.989
Portfolio                   Trust APU Buckeye Pipeline
(Class X)                   One Wall Street
                            New York, NY   10286

                            Werner & Pfleiderer Pension             11.181
                            Plan Employees
                            663 E. Crescent Avenue
                            Ramsey, NJ   07446

                            BEA Associates                          10.151
                            FAO Profit Sharing Trust
                            153 E. 53rd Street
                            New York, NY   10022

                            BEA Associates                          6.023
                            FAO Pension Trust
                            153 E. 53rd Street
                            New York, NY   10022

BEA US Core Fixed Income    New England UFCW & Employers'           31.493
  Portfolio                 Pension Fund Board of Trustees
(Class Y)                   161 Forbes Road, Suite 201
                            Braintree, MA   02184

                            Bankers Trust                           24.555
                            Trust Pechniney Corp. Pension
                            Master Trust
                            34 Exchange Place
                            4th Floor
                            Jersey City, NJ   07302

                            Kollmorgen Corporation                  5.773
                            Pension Trust
                            1601 Thapelo Road
                            Waltham, MA   02154

PORTFOLIO                   NAME AND ADDRESS                     PERCENT OWNED
---------                   ----------------                     -------------

                            Patterson & Co.                         21.176
                            P.O. Box 7829
                            Philadelphia, PA   19102

BEA Global Fixed Income     Sunkist Master Trust                    64.337
  Portfolio                 14130 Riverside Drive
(Class Z)                   Sherman Oaks, CA  91423
                            Key Trust Co. of Ohio                   35.661
                            FBO Eastern Enterp. Collective
                            Inv. Trust
                            P.O. Box 901536
                            Cleveland, OH  44202-1559

BEA Municipal Bond Fund     William A. Marquard                     29.461
  Portfolio                 2199 Maysville Rd.
(Class AA)                  Carlisle, KY   40311

                            Arnold Leon                             10.294
                            c/o Fiduciary Trust Company
                            P.O. Box 3199
                            Church Street Station
                            New York, NY   10008

                            Edgar E. Sharp                          7.331
                            P.O. Box 8338
                            Longboat Key, FL   34228

                            John C. Cahill                          13.513
                            c/o David Holmgren
                            30 White Birch Lane
                            Cots Cob, CT   06870

                            Irwin Bard                              7.247
                            1750 North East 183rd St. North
                            Miami Beach, FL   33160

Warburg Pincus Growth &     Connecticut General Life Ins. Co.       98.68
Income Series 2             on behalf of its separate accounts
(Class DD)                  55E 55F 55G c/o Melissa Spencer
                            M110
                            CIGNA Corp. P.O. Box 2975
                            Hartford, CT  06104-2975

Warburg Pincus Balanced     Warburg Pincus Counsellors Inc.         85.15
Fund Series 2               Attn:  Stephen Distler
(Class EE)                  466 Lexington Avenue
                            10th Floor
                            New York, New York  10017-3140

Janney Montgomery Scott     Janney Montgomery Scott                  100
Money Market                1801 Market Street
Portfolio                   Philadelphia, PA  19103-1675
(Class Alpha 1)

Janney Montgomery Scott     Janney Montgomery Scott                  100
Municipal Money Market      1801 Market Street
  Portfolio                 Philadelphia, PA  19103-1675
(Class Alpha 2)

Janney Montgomery Scott     Janney Montgomery Scott                  100
Government Obligations      1801 Market Street
Money Market                Philadelphia, PA  19103-1675
Portfolio
(Class Alpha 3)

Janney Montgomery Scott     Janney Montgomery Scott                  100
New York Municipal Money    1801 Market Street
Market Portfolio            Philadelphia, PA  19103-1675
(Class Alpha 4)



               As of such date, no person owned of record or, to RBB's knowledge, beneficially, more than 25% of the outstanding shares of all classes of RBB.

               As of the above date, directors and officers as a group owned less than one percent of the shares of RBB.

               Litigation. There is currently no material litigation affecting RBB.

--------------------------------------------------------------------------------
WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS
August 31, 1995
--------------------------------------------------------------------------------

                                                      NUMBER
                                                     OF SHARES        VALUE
                                                     ---------    --------------
COMMON STOCKS AND WARRANTS (82.2%)
Aerospace (1.3%)
 Allied-Signal, Inc.                                   325,000    $   14,421,875
                                                                  --------------
Agriculture Production Corporations (0.4%)
 Terra Industries, Inc.                                320,300         4,284,013
                                                                  --------------
Air Conditioning & Heating (0.9%)
 Management Systems Johnson Controls, Inc.             170,000        10,348,750
                                                                  --------------
Automobiles (1.3%)
 Navistar International**                            1,130,000        14,690,000
                                                                  --------------
Banking (3.2%)
 First Interstate Bancorp                              368,000        35,144,000
                                                                  --------------
Chemicals (1.4%)
 PPG Industries, Inc.                                  355,000        15,176,250
                                                                  --------------
Construction (2.2%)
 Stone & Webster, Inc.                                 655,000        24,235,000
                                                                  --------------
Electronic Computers (6.2%)
 GRC International, Inc.**                             667,000        16,341,500
 Honeywell, Inc.                                       655,000        28,656,250
 International Business Machines Corp.                 221,000        22,845,875
                                                                  --------------
                                                                      67,843,625
                                                                  --------------
Electronics (1.2%)
 Motorola, Inc.                                        175,000        13,081,250
                                                                  --------------
Entertainment (3.8%)
 Acclaim Entertainment, Inc.**                       1,420,000        35,855,000
 Boardwalk Casino, Inc.**                              525,000         4,528,125
 Boardwalk Casino, Inc. Warrants
   (expire 02/14/98)**                                 375,000         1,453,125
                                                                  --------------
                                                                      41,836,250
                                                                  --------------
Financial Services (7.0%)
 BankAmerica Corp.                                     655,000        37,007,500
 Crestar Financial Corp.                               270,000        15,221,250
 Loyola Capital Corp.                                  247,500         8,662,500
 Midlantic Corp.                                       302,000        15,553,000
                                                                  --------------
                                                                      76,444,250
                                                                  --------------
Insurance (3.3%)
 Chubb Corp.                                           150,000        13,687,500
 USF&G Corp.                                         1,234,000        22,366,250
                                                                  --------------
                                                                      36,053,750
                                                                  --------------

                See Accompanying Notes to Financial Statements.

                                      F-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS (CONT'D)
August 31, 1995
--------------------------------------------------------------------------------

                                                      NUMBER
                                                     OF SHARES        VALUE
                                                     ---------    --------------
COMMON STOCKS AND WARRANTS (CONT'D)
Manufacturing (4.5%)
 Corning Glass, Inc.                                   909,000    $   29,656,125
 Rauma OY Sponsored ADR**                              102,900         2,443,875
 Trinity Industries, Inc.                              500,000        16,187,500
 Whitman Corp.                                          50,000         1,006,250
                                                                  --------------
                                                                      49,293,750
                                                                  --------------
Medical & Medical Services (1.9%)
 Acuson Corp.**                                        210,000         2,756,250
 Foxmeyer Health Corp.**                               689,000        17,741,750
                                                                  --------------
                                                                      20,498,000
                                                                  --------------
Metals & Mining (19.0%)
 Echo Bay Mines Ltd.                                   500,000         5,187,500
 Hecla Mining Co.**                                  1,940,000        22,310,000
 Homestake Mining Co.                                2,282,500        37,661,250
 Inco Ltd.                                             985,000        34,475,000
 Newmont Mining Corp.                                  903,000        39,280,500
 Pegasus Gold, Inc.**                                1,419,000        17,737,500
 Placer Dome, Inc.                                   1,519,600        39,699,550
 Prime Resources Group, Inc.**                       1,400,000        11,210,360
                                                                  --------------
                                                                     207,561,660
                                                                  --------------
Oil (1.0%)
 Quaker State Corp.                                    715,000        10,725,000
                                                                  --------------
Oil Services (4.4%)
 Baker Hughes, Inc.                                    871,500        19,608,750
 Halliburton Co.                                       521,000        22,077,375
 Occidental Petroleum Corp.                            280,000         6,090,000
                                                                  --------------
                                                                      47,776,125
                                                                  --------------
Steel (13.0%)
 AK Steel Holding Corp.**                              454,000        14,471,250
 Bethlehem Steel Corp.**                             1,581,000        23,122,125
 CBI Industries, Inc.                                1,160,000        28,420,000
 Inland Steel Industries, Inc.                         585,000        16,014,375
 LTV Corp.**                                         1,122,500        17,539,062
 USX-US Steel Group                                  1,050,000        34,387,500
 WHX Corp.**                                           623,000         7,865,376
                                                                  --------------
                                                                     141,819,688
                                                                  --------------
Telecommunications (5.6%)
 Airtouch Communications, Inc.**                       363,400        11,810,500
 Comcast Corp. Special Class A Non-Voting            1,000,000        21,375,000
 Qualcomm, Inc.**                                      280,000        13,650,000
 Tele-Communications, Inc. Class A**                   800,000        14,800,000
                                                                  --------------
                                                                      61,635,500
                                                                  --------------

                See Accompanying Notes to Financial Statements.

                                      F-2
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS (CONCLUDED)
August 31, 1995
---------------------------------------------------------------------------------------------------
                                                                       NUMBER
                                                                      OF SHARES        VALUE
                                                                      ---------    --------------
COMMON STOCKS AND WARRANTS (CONT'D)
Tire & Rubber (0.4%)
 Cooper Tire & Rubber Co.                                               160,000    $    4,160,000
                                                                                   --------------
Transportation (0.2%)
 Consolidated Freightways, Inc.                                         100,000         2,587,500
                                                                                   --------------

TOTAL COMMON STOCKS AND WARRANTS (Cost $781,860,824)                                  899,616,236
                                                                                   --------------

                                                            MATURITY    PAR (000)
                                                            --------    ---------
UNITED STATES TREASURY OBLIGATIONS (2.7%)
 U.S. Treasury Bills 5.40% (Cost $29,973,000)               09/07/95    $  30,000        29,973,000
                                                                                     --------------

REPURCHASE AGREEMENTS (13.8%)
 Greenwich Capital Markets Inc. 5.83%                       09/01/95      151,138       151,138,000
 (Agreement dated 08/31/95 to be repurchased at
 $151,162,476, collateralized by $150,000,000 U.S.
 Treasury Notes 7.50% due 01/31/97. Market value of
 collateral is $154,312,500).
 (Cost $151,138,000)
                                                                                     --------------

TOTAL INVESTMENTS AT VALUE (Cost $962,971,826*) (98.7%)                               1,080,727,236

OTHER ASSETS IN EXCESS OF LIABILITIES (1.3%)                                             14,368,010
                                                                                     --------------

NET ASSETS (Applicable to 63,295,201 Common Shares and
 3,472,875 Advisor Shares) (100.0%)                                                  $1,095,095,246
                                                                                     --------------
                                                                                     --------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 COMMON SHARE ($1,038,193,292  :  63,295,201)                                                $16.40
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER                                           ======
 ADVISOR SHARE ($56,901,954  :  3,472,875)                                                   $16.38
                                                                                             ======

* Cost for Federal income tax purposes at August 31, 1995, is $963,365,013. The gross appreciation (depreciation) on a tax basis is as follows:


Gross Appreciation     $126,262,394
Gross Depreciation       (8,900,171)
                       ------------
Net Appreciation       $117,362,223
                       ------------
                       ------------

** Non-income producing.

                See Accompanying Notes to Financial Statements.

                                      F-3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF OPERATIONS
For the Year Ended August 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends                                                      $ 10,389,100
    Interest                                                         11,731,546
                                                                   ------------
        Total investment income                                      22,120,646
                                                                   ------------
EXPENSES:
    Investment advisory fees                                          5,824,947
    Administration fees                                               1,941,649
    Distribution fees                                                    71,233
    Custodian fees                                                      162,248
    Transfer agent fees                                               1,060,279
    Legal fees                                                           63,384
    Audit fees                                                           55,268
    Registration fees                                                   264,509
    Insurance expense                                                    23,560
    Printing expense                                                     86,973
    Other expenses                                                       26,827
                                                                   ------------
        Total expenses                                                9,580,877
                                                                   ------------
            Net investment income                                    12,539,769
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) from:
        Investment transactions                                      41,087,749
        Futures contracts                                            (2,798,582)
                                                                   ------------
                                                                     38,289,167
                                                                   ------------
    Net change in unrealized appreciation of investments             96,772,046
                                                                   ------------
    Net gain on investments and future contracts                    135,061,213
                                                                   ------------
Net increase in net assets resulting from operations               $147,600,982
                                                                   ------------
                                                                   ------------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
 WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------

                                                                    For the            For the
                                                                  Year Ended         Year Ended
                                                                August 31, 1995    August 31, 1994
                                                                ---------------    ---------------
Increase (decrease) in net assets:
Operations:
    Net investment income                                       $    12,539,769     $      572,031
    Net gain on investments and future contracts                    135,061,213         17,971,937
                                                                ---------------    ---------------
        Net increase in net assets resulting from operations        147,600,982         18,543,968
                                                                ---------------    ---------------

Distributions to shareholders:
    Dividends to shareholders from net investment income:
      Common shares ($.1824 and $.0785, respectively,
        per share)                                                   (9,949,389)          (572,031)
      Advisor shares ($.0459 per share for 1995)                       (137,213)         --
    Distributions to shareholders from net realized capital
      gains:
      Common shares ($.1834 and $3.9751, respectively,
        per share)                                                   (8,067,592)       (10,054,939)
                                                                ---------------    ---------------
        Total distributions to shareholders                         (18,154,194)       (10,626,970)
                                                                ---------------    ---------------

Net capital share transactions                                      554,990,830        342,051,251
                                                                ---------------    ---------------
Total increase in net assets                                        684,437,618        349,968,249
Net assets:
    Beginning of year                                               410,657,628         60,689,379
                                                                ---------------    ---------------
    End of year                                                 $ 1,095,095,246     $  410,657,628
                                                                ---------------    ---------------
                                                                ---------------    ---------------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS
August 31, 1995
--------------------------------------------------------------------------------

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                        ---------    -----------
COMMON STOCKS (60.1%)
U.S. COMMON STOCKS

Aerospace (0.2%)
 Allied-Signal, Inc.                                         300     $    13,313
                                                                     -----------

Banking (2.5%)
 Bank of Boston Corp.                                      2,200          96,800
 First Interstate Bancorp                                    400          38,200
                                                                     -----------
                                                                         135,000
                                                                     -----------

Business Services (1.2%)
 Paging Network, Inc.**                                    1,600          63,200
                                                                     -----------

Chemicals (0.2%)
 PPG Industries, Inc.                                        300          12,825
                                                                     -----------

Communications & Media (1.1%)
 Infinity Broadcast Corp.**                                1,600          57,400
                                                                     -----------

Computer & Office Equipment (2.1%)
 Shared Medical Systems Corp.                              1,800          66,375
 Synopsys, Inc.**                                            800          46,400
                                                                     -----------
                                                                         112,775
                                                                     -----------

Construction (0.7%)
 Stone & Webster, Inc.                                     1,000          37,000
                                                                     -----------

Electronic Computers (7.4%)
 Cabletron Systems, Inc.**                                   500          26,438
 GRC International, Inc.**                                 2,100          51,450
 Honeywell, Inc.                                             800          35,000
 International Business Machines Corp.                       300          31,013
 Linear Technology Corp.                                     400          32,400
 Netscape Communications Corp.**                           1,500          74,250
 Platinum Technology, Inc.                                 2,400          56,700
 System Software Associates, Inc.                            800          25,250
 Xilinx, Inc.**                                            1,500          64,312
                                                                     -----------
                                                                         396,813
                                                                     -----------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
August 31, 1995
--------------------------------------------------------------------------------

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                        ---------    -----------
COMMON STOCKS (CONT'D)
Electronics (1.5%)
 Motorola, Inc.                                              200     $    14,950
 Thermospectra Corp.**                                     3,500          62,563
                                                                     -----------
                                                                          77,513
                                                                     -----------

Entertainment (1.2%)
 Acclaim Entertainment, Inc.**                             1,500          37,875
 Boardwalk Casino, Inc.**                                  3,000          25,875
                                                                     -----------
                                                                          63,750
                                                                     -----------

Financial Services (5.2%)
 BankAmerica Corp.                                           700          39,550
 Citicorp Bank                                               800          53,100
 Crestar Financial Corp.                                     500          28,188
 Midlantic Corp.                                             300          15,450
 Olympic Financial Ltd.**                                  3,300          75,488
 United Companies Financial Corp.                          1,100          68,475
                                                                     -----------
                                                                         280,251
                                                                     -----------

Insurance (1.0%)
 Chubb Corp.                                                 300          27,375
 USF&G Corp.                                               1,300          23,563
                                                                     -----------
                                                                          50,938
                                                                     -----------

Manufacturing (3.8%)
 Allied Products Corp.                                     1,500          32,438
 Corning Glass, Inc.                                         800          26,100
 Maxim Integrated Products, Inc.                           1,000          76,250
 Roper Industries, Inc.                                    1,500          51,000
 Trinity Industries, Inc.                                    500          16,188
                                                                     -----------
                                                                         201,976
                                                                     -----------


Medical & Medical Services (1.0%)
 Foxmeyer Health Corp.**                                   2,000          51,500
                                                                     -----------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
August 31, 1995
--------------------------------------------------------------------------------
                                                         NUMBER
                                                        OF SHARES       VALUE
                                                        ---------    -----------
COMMON STOCKS (CONT'D)
Metals & Mining (5.3%)
 Coeur D'Alene Mines Corp.                                 2,100     $    40,163
 Hecla Mining Co.**                                        3,000          34,500
 Homestake Mining Co.                                      2,100          34,650
 Inco LTD.                                                 1,000          35,000
 Newmont Mining Corp.                                      1,000          43,500
 Pegasus Gold, Inc.**                                      2,500          31,250
 Placer Dome, Inc.                                         1,500          39,188
 Prime Resources Group, Inc.**                             3,000          24,022
                                                                     -----------
                                                                         282,273
                                                                     -----------

Office Furniture (1.3%)
 Viking Office Products, Inc.**                            1,900          68,400
                                                                     -----------

Oil (3.4%)
 Barrett Resources Corp.**                                 2,500          53,750
 Petroleum Geo Services**                                  2,500          64,063
 Quaker State Corp.                                          500           7,500
 Texas Meridian Resources Corp.**                          5,000          55,000
                                                                     -----------
                                                                         180,313
                                                                     -----------

Oil Services (0.8%)
 Baker Hughes, Inc.                                        1,000          22,500
 Halliburton Co.                                             500          21,188
                                                                     -----------
                                                                          43,688
                                                                     -----------

Paper Mills (0.8%)
 Champion International Corp.                                800          45,300
                                                                     -----------

Pharmaceuticals (1.8%)
 Al Laboratories, Inc. Class A                             2,000          42,000
 Gilead Sciences, Inc.**                                   2,500          54,375
                                                                     -----------
                                                                          96,375
                                                                     -----------
Retail--Retail Stores (1.1%)
 Borders Group, Inc.**                                     3,000          60,750
                                                                     -----------

Retail--Women's Clothing Stores (1.0%)
 Talbots, Inc.                                             1,500          51,750
                                                                     -----------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
August 31, 1995
--------------------------------------------------------------------------------
                                                         NUMBER
                                                        OF SHARES       VALUE
                                                        ---------    -----------
COMMON STOCKS (CONT'D)
Steel (3.0%)
 Bethlehem Steel Corp.**                                   2,000     $    29,250
 CBI Industries, Inc.                                      1,000          24,500
 LTV Corp.                                                 1,500          23,438
 Republic Engineered Steels**                              3,000          20,625
 USX-US Steel Group                                        1,300          42,575
 WHX Corp.**                                               1,600          20,200
                                                                     -----------
                                                                         160,588
                                                                     -----------
Telecommunications (3.2%)
 Airtouch Communications, Inc.**                             300           9,750
 Comcast Corp. Special Class A Non-Voting                  1,000          21,375
 Mobile Telecommunications Technologies Corp.**            1,900          58,425
 Qualcomm, Inc.**                                            300          14,625
 Tele-Communications, Inc. Series A Liberty
   Media Group**                                           2,000          53,125
 Tele-Communications, Inc. Class A**                         800          14,800
                                                                     -----------
                                                                         172,100
                                                                     -----------

Textiles (0.6%)
 Westpoint Stevens, Inc.**                                 1,500          33,562
                                                                     -----------
FOREIGN COMMON STOCKS

Australia (0.4%)
 BTR Nylex Limited                                         8,500          22,610
                                                                     -----------
Austria (0.7%)
 Va Technologie AG                                           330          36,446
                                                                     -----------

Denmark (1.0%)
 International Service System B                            1,900          51,716
                                                                     -----------

France (0.8%)
 Bouygues                                                    240          29,196
 Compagnie Francaise de Petroleum Total                      280          16,443
                                                                     -----------
                                                                          45,639
                                                                     -----------

Hong Kong (0.6%)
 Jardine Matheson Holdings LTD.                            4,400          31,680
                                                                     -----------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
August 31, 1995
---------------------------------------------------------------------------------------------------
                                                                            NUMBER
                                                                           OF SHARES       VALUE
                                                                           ---------    -----------
COMMON STOCKS (CONT'D)
Israel (0.4%)
 Clal Electronics Industries LTD.**                                             180     $    21,505
                                                                                        -----------
Japan (1.9%)
 Keyence Corp.                                                                  800         102,301
                                                                                        -----------

Malaysia (0.5%)
 Westmont B.                                                                  6,000          25,496
                                                                                        -----------

Sweden (0.6%)
 Astra B Free                                                                   960          31,180
                                                                                        -----------

United Kingdom (1.8%)
 Central European Media Enterprises LTD.** ADR                                2,700          67,837
 Takare PLC                                                                   8,200          26,715
                                                                                        -----------
                                                                                             94,552
                                                                                        -----------

TOTAL COMMON STOCKS (Cost $2,772,251)                                                     3,212,478
                                                                                        -----------

                                                                                PAR
                                                                   MATURITY    (000)      VALUE
                                                                   --------    -----    ----------
AGENCY OBLIGATIONS (0.2%)
Government National Mortgage Association 6.50% (Cost $12,661)      08/15/03    $  13    $   12,858
                                                                                        ----------

UNITED STATES TREASURY OBLIGATIONS (26.4%)
 U.S. Treasury Notes
   5.875%                                                          05/31/96      300       300,390
   6.875%                                                          10/31/96      200       202,572
   8.125%                                                          02/15/98       20        21,007
   8.50%                                                           11/15/00      800       885,536
                                                                                        ----------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,384,454)                                        1,409,505
                                                                                        ----------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
 WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
August 31, 1995
--------------------------------------------------------------------------------------------------
                                                                                PAR
                                                                   MATURITY    (000)      VALUE
                                                                   --------    -----    ----------
REPURCHASE AGREEMENTS (8.8%)
 State Street Bank & Trust Co. 5.78%                               09/01/95      468    $  468,000
   (Agreement dated 08/31/95 to be repurchased at $468,081,
   collateralized by $480,000 U.S Treasury Notes 6.25% due
   08/31/96. Market value of collateral is $481,800.) (Cost
   $468,000)
                                                                                        ----------

TOTAL INVESTMENTS AT VALUE (Cost $4,637,366*) (95.6%)                                    5,102,841

OTHER ASSETS IN EXCESS OF LIABILITIES (4.4%)                                               239,008
                                                                                        ----------

NET ASSETS (Applicable to 480,061 Common Shares and 110 Advisor Shares)
 (100.0%)                                                                               $5,341,849
                                                                                        ----------
                                                                                        ----------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 COMMON SHARE ($5,340,625  :  480,061)                                                      $11.12
                                                                                            ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 ADVISOR SHARE ($1,224  :  110)                                                             $11.13
                                                                                            ======

 * Cost for Federal income tax purposes at August 31, 1995 is $4,641,506. The gross appreciation (depreciation) on a tax basis is as follows:


Gross Appreciation     $487,617
Gross Depreciation      (26,282)
                       --------
Net Appreciation       $461,335
                       --------
                       --------


** Non-income producing.

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS BALANCED FUND
STATEMENT OF OPERATIONS
For the Year Ended August 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                                           $ 52,298
    Dividends                                                            11,828
    Foreign taxes withheld                                                 (202)
                                                                       --------
        Total investment income                                          63,924
                                                                       --------
EXPENSES:
    Investment advisory fees                                             14,729
    Administration fees                                                   3,991
    Distribution fees                                                     4,155
    Custodian fees                                                       21,198
    Transfer agent fees                                                  27,158
    Registration fees                                                    15,075
    Printing expense                                                     10,393
    Other expenses                                                        4,330
                                                                       --------
                                                                        101,029
    Less fees waived                                                    (17,123)
    Less expense reimbursement by advisor                               (58,364)
                                                                       --------
        Total expenses                                                   25,542
                                                                       --------

            Net investment income                                        38,382
                                                                       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) from:
      Investment transactions                                           115,816
      Foreign currency related transactions                                (679)
                                                                       --------
                                                                        115,137
                                                                       --------
    Net change in unrealized appreciation (depreciation) on:
      Investments                                                       380,862
      Foreign currency related transactions                                  (7)
                                                                       --------
                                                                        380,855
                                                                       --------
        Net gain on investments and foreign currency
          transactions                                                  495,992
                                                                       --------
Net increase in net assets resulting from operations                   $534,374
                                                                       --------
                                                                       --------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 WARBURG PINCUS BALANCED FUND
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------

                                                                       For the            For the
                                                                     Year Ended         Year Ended
                                                                   August 31, 1995    August 31, 1994
                                                                   ---------------    ---------------
Increase (decrease) in net assets:
Operations:
    Net investment income                                            $    38,382         $  29,100
    Net gain on investments                                              495,992            23,057
                                                                   ---------------    ---------------
        Net increase in net assets resulting from operations             534,374            52,157
                                                                   ---------------    ---------------
Distributions to shareholders:
    Dividends to shareholders from net investment income:
      Common shares ($.3136 and $.4586, respectively, per share)         (38,909)          (31,049)
    Distributions to shareholders from net realized capital
      gains:
      Common shares ($1.5069 and $.9794, respectively, per
        share)                                                          (111,945)          (63,790)
                                                                   ---------------    ---------------
        Total distributions to shareholders                             (150,854)          (94,839)
                                                                   ---------------    ---------------
Net capital share transactions                                         4,150,301            88,893
                                                                   ---------------    ---------------
Total increase in net assets                                           4,533,821            46,211
Net Assets:
    Beginning of year                                                    808,028           761,817
                                                                   ---------------    ---------------
    End of year                                                      $ 5,341,849         $ 808,028
                                                                   ---------------    ---------------
                                                                   ---------------    ---------------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 WARBURG PINCUS ADVISOR FUNDS
FINANCIAL HIGHLIGHTS (D)
(For a Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------------------------------
                                                                    Warburg Pincus      Warburg Pincus
                                                                    Growth & Income        Balanced
                                                                         Fund                Fund
                                                                    ---------------    -----------------
                                                                    For the Period
                                                                     May 15, 1995       For the Period
                                                                     (Commencement       July 31, 1995
                                                                    of Operations)       (Commencement
                                                                          to           of Operations) to
                                                                    August 31, 1995     August 31, 1995
                                                                    ---------------    -----------------

NET ASSET VALUE, BEGINNING OF PERIOD                                     $14.87              $10.72
   Income From Investment Operations:

   Net Investment Income                                                 0.0236              0.0170
   Net Gains (Losses) on Securities (both realized and
     unrealized)                                                         1.5323              0.3930
      Total from Investment Operations                                   1.5559              0.4100
   Less Distributions:
   Dividends (from net investment income)                               (0.0459)             0.0000
                                                                         ------               -----
      Total Distributions                                               (0.0459)             0.0000
NET ASSET VALUE, END OF PERIOD                                           $16.38              $11.13
Total Returns                                                             10.49%(c)            3.82%(c)
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                         $56,902                  $1
Ratios of Expenses to Average Net Assets                                   1.92%(b)            1.76%(a)(b)
Ratios of Net Investment Income to Average Net Assets                      0.43%(b)            2.00%(b)
Portfolio Turnover Rate                                                     109%(b)             107%(b)

(a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Balanced Fund would have been 628.47% annualized for the period ended August 31, 1995.

(b) Annualized.

(c) Not Annualized.

(d) Financial Highlights relate solely to the Advisor Class of shares within the Fund.

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1995 DIVIDENDS (unaudited)

    Dividends paid by the Warburg Pincus Growth & Income Fund Advisor shares taxable as ordinary income amounted to $0.0459 per share. 100.0% of ordinary income dividends qualify for the dividend received deduction available to corporate shareholders for U.S. income tax purposes.

    Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS ADVISOR FUNDS
NOTES TO FINANCIAL STATEMENTS
August 31, 1995
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

    The RBB Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated in Maryland on February 29, 1988, and currently has seventeen investment Portfolios, two of which are included in these financial statements.

    The Company has authorized capital of thirty billion shares of common stock of which 12.2 billion are currently classified into sixty-one classes. Each class represents an interest in one of seventeen investment portfolios of the Company, fifteen of which are currently in operation. The classes have been grouped into fifteen separate "families", eight of which have begun investment operations including the Warburg Pincus Family. The Warburg Pincus Family represents interests in three funds, two of which, the Warburg Pincus Growth & Income Fund (the "Growth & Income Fund") and the Warburg Pincus Balanced Fund (the "Balanced Fund"), are covered in this report. The Growth & Income Fund and Balanced Fund each have two classes of shares: Common Class and Advisor Class. The Advisor Class (also referred to as Series 2 shares) are sold by financial institutions and operate under the name Warburg Pincus Advisor Funds.

    The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's securities are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Corporate bonds and government securities are valued on the basis of quotations provided by an independent pricing service which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

    Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses, principally distribution, transfer agent and printing, are class specific expenses and vary by class. Expenses not directly attributable to a specific portfolio or class are allocated based on relative net assets of each Portfolio and class, respectively.

    Dividends from net investment income, if any, are declared and paid at least quarterly. Any net realized capital gains will be distributed at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals.

    No provision is made for Federal taxes as it is the Company's intention to have each portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS ADVISOR FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1995
--------------------------------------------------------------------------------

    Money market instruments may be purchased subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian or a third party sub-custodian.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

    Warburg, Pincus Counsellors, Inc. ("Counsellors"), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ("Counsellors G.P.") serves as investment advisor for the Growth & Income Fund. The advisory fee is computed daily and payable monthly at the annual rate of .75% of the Growth & Income Fund's average daily net assets.

    Pursuant to a vote on September 30, 1994, shareholders approved a new advisory contract between the Balanced Fund and Counsellors. Under the new agreement, the Balanced Fund pays Counsellors an advisory fee at an annual rate of .90% of the Fund's average daily net assets. The prior advisory agreement between the Fund and PNC Institutional Management Corp. ("PIMC") was terminated as of that date.

    Counsellors may, at its discretion, voluntarily waive all or any portion of its advisory fees for any of the Funds. For the year ended August 31, 1995, investment advisory fees and waivers were as follows:

                                            GROSS                       NET
                                         ADVISORY FEE    WAIVER     ADVISORY FEE
                                         ------------    -------    ------------
Growth & Income Fund                      $ 5,824,947    $ --        $ 5,824,947
Balanced Fund                                  14,729    (14,729)        --

    PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., and Counsellors Fund Services, Inc. ("CFSI"), a wholly owned subsidiary of Counsellors, serve as co-administrators for each of the Funds. For the Growth & Income Fund, the co-administration fees are computed daily and payable monthly at an annual rate of .20% of the first $125 million of average daily net assets and .15% of average daily net assets in excess of $125 million for PFPC and .05% of the first $125 million of average daily net assets and .10% of average daily net assets in excess of $125 million for CFSI.

    For the Balanced Fund, the co-administration fees are computed daily and payable monthly at an annual rate of .15% of average daily net assets for PFPC and .10% of average daily net assets for CFSI.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 WARBURG PINCUS ADVISOR FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1995
-----------------------------------------------------------------------------------------------------------

    CFSI and PFPC may, at their discretion, voluntarily waive all or any portion of their co-administration fees for any of the Funds. For the year ended August
31, 1995, CFSI and PFPC's co-administration fees and waivers were as follows:

                                                        GROSS                                 NET
                                                CO-ADMINISTRATION FEES    WAIVERS    CO-ADMINISTRATION FEES
                                                ----------------------    -------    ----------------------
Growth & Income Fund                                  $1,941,649          $ --             $1,941,649
Balanced Fund                                              3,991           (2,394)              1,597

    The Company, on behalf of each class of shares within the investment portfolios, has adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and has entered into Distribution contracts with Counsellors Securities Inc. ("CSI"), also a wholly owned subsidiary of Counsellors, which provide for each class to make monthly payments, based on average daily net assets to CSI. No compensation is payable by the Growth & Income Fund's Common Shares. For distribution services with respect to the Balanced Fund's Common Shares, CSI receives a fee at the annual rate of .25%, computed daily and payable monthly, on average daily net assets. For distribution services with respect to the Growth & Income and the Balanced Funds' Advisor shares, CSI receives a fee of .25% and .50%, respectively, computed daily and payable montly on average daily net assets. For the year ended August 31, 1995, distribution fees and waivers were as follows:

                                                               DISTRIBUTION FEES
                                                               -----------------
Growth & Income Fund
    Advisor Shares                                                  $71,233
                                                                   --------
                                                                   --------
Balanced Fund
    Common Shares                                                   $ 4,155
    Advisor Shares                                                  --
                                                                   --------
                                                                    $ 4,155
                                                                   --------
                                                                   --------

3. INVESTMENT IN SECURITIES

    For the year ended August 31, 1995, purchases and sales of investment securities (other than short-term investments) were as follows:


                                                      INVESTMENT SECURITIES
                                                  ------------------------------
                                                    PURCHASES          SALES
                                                  --------------    ------------

Growth & Income Fund                              $1,108,363,903    $617,767,292
Balanced Fund                                     $    5,047,134    $  1,602,287

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 WARBURG PINCUS ADVISOR FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1995
-------------------------------------------------------------------------------------------------------------------------

4. CAPITAL SHARES

    Transactions in capital shares for each year were as follows:

                                      GROWTH & INCOME FUND                                  BALANCED FUND
                      ----------------------------------------------------  ---------------------------------------------
                               For the                    For the                   For the                For the
                             Year Ended                 Year Ended                Year Ended              Year Ended
                           August 31, 1995            August 31, 1994           August 31, 1995        August 31, 1994
                      -------------------------  -------------------------  -----------------------  --------------------

                        Shares        Value        Shares        Value        Shares       Value       Shares      Value
                      -----------  ------------  -----------  ------------  -----------  ----------  -----------  -------
Shares Sold
   Common Shares       46,345,660  $670,088,619   29,256,806  $410,956,025      423,825  $4,348,625          609  $ 6,495
   Advisor Shares       3,521,620    52,908,038      --            --               110       1,180      --         --
Shares issued in
 reinvestment of
 dividends
   Common Shares            6,891        96,291       67,788       894,152       16,171     148,491        8,690   93,303
   Advisor Shares           9,051       137,213      --            --           --           --          --         --
Shares repurchased
   Common Shares      (11,270,725) (167,348,709)  (4,741,678)  (69,798,926)     (33,364)   (347,995)        (982) (10,905)
   Advisor Shares         (57,795)     (890,622)     --            --           --           --          --         --
                      -----------  ------------  -----------  ------------  -----------  ----------  -----------  -------
Net increase           38,554,702  $554,990,830   24,582,916  $342,051,251      406,792  $4,150,301        8,317  $88,893
                      -----------  ------------  -----------  ------------  -----------  ----------  -----------  -------
                      -----------  ------------  -----------  ------------  -----------  ----------  -----------  -------
Advisor shares
 authorized           100,000,000                100,000,000                100,000,000              100,000,000
                      -----------                -----------                -----------              -----------
                      -----------                -----------                -----------              -----------

5. NET ASSETS

    At August 31, 1995, net assets consisted of the following:

                                            GROWTH & INCOME FUND    BALANCED FUND
                                            --------------------    --------------
Capital paid-in..........................      $  943,969,297         $4,808,416
Undistributed net investment income......           2,435,167              7,138
Accumulated net realized gain (loss) on
  investment transactions, futures
  contracts and foreign exchange
  transactions...........................          30,926,372             60,835
Unrealized appreciation on investments...         117,755,410            465,460
                                            --------------------    --------------
                                               $1,095,095,246         $5,341,849
                                            --------------------    --------------
                                            --------------------    --------------

6. FUTURES CONTRACTS

    The Growth & Income Fund may enter into futures contracts for hedging or portfolio management strategy purposes to the extent permitted by its investment policies and objectives. To enter into a futures contract, the Growth & Income Fund must make a deposit of an initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS ADVISOR FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1995
--------------------------------------------------------------------------------
is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instruments. The Growth & Income Fund entered into futures transactions during the year ended August 31, 1995. However, the Warburg Pincus Growth & Income Fund had no futures contracts open at August 31, 1995.

7. OTHER FINANCIAL HIGHLIGHTS

    The Growth & Income and the Balanced Fund currently offer one other class of shares, Common Shares, representing an additional interest in each of the Funds. The financial highlights of each of the Common Shares are as follows:

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
 WARBURG PINCUS ADVISOR FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1995
-------------------------------------------------------------------------------------------------------------
                                                                Growth and Income Fund
                                                                Common Class of Shares

                                                            For the Years Ended August 31,
                                          -------------------------------------------------------------------
                                             1995            1994          1993          1992          1991
                                          ----------       --------       -------       -------       -------
NET ASSET VALUE, BEGINNING OF YEAR            $14.56         $16.72        $11.99        $12.11        $11.00
   Income From Investment
     Operations:

   Net Investment Income                      0.2224         0.0785        0.0464        0.1912        0.3744
   Net Gains on Securities (both
     realized and unrealized)                 1.9834         1.8151        4.8499        0.0402        1.6891
      Total from Investment
        Operations                            2.2058         1.8936        4.8963        0.2314        2.0635
   Less Distributions:
   Dividends (from net investment
     income)                                 (0.1824)       (0.0785)      (0.0875)      (0.1871)      (0.4043)
   Distributions (from capital
     gains)                                  (0.1834)       (3.9751)      (0.0788)      (0.1643)      (0.5492)
      Total Distributions                    (0.3658)       (4.0536)      (0.1663)      (0.3514)      (0.9535)
NET ASSET VALUE, END OF YEAR                  $16.40         $14.56        $16.72        $11.99        $12.11
Total Return                                  15.62]%         14.41%        41.17%         1.99%        19.91%

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Year (000)             $1,038,193       $410,658       $60,689       $28,976       $24,726

Ratios of Expenses to Average Net
 Assets                                         1.22%          1.28%(a)      1.14%(a)      1.25%(a)      1.30%(a)
Ratios of Net Investment Income to
 Average Net Assets                             1.64%          0.41%         0.30%         1.66%         3.42%

Portfolio Turnover Rate                          109%           150%          344%          175%           41%

(a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Growth & Income Fund would have been 1.28%, 1.14%, 1.28% and 2.17% for the years ended August 31, 1994, 1993, 1992 and
    1991, respectively.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
 WARBURG PINCUS ADVISOR FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1995
-------------------------------------------------------------------------------------------------------------
                                                                       Balanced Fund
                                                                  Common Class of Shares

                                                              For the Years Ended August 31,
                                              ---------------------------------------------------------------
                                               1995          1994          1993          1992          1991
                                              -------       -------       -------       -------       -------
NET ASSET VALUE, BEGINNING OF YEAR             $11.01        $11.71        $12.04        $12.05        $10.60
   Income From Investment Operations:
   Net Investment Income                       0.2080        0.4132        0.5555        0.4408        0.4213
   Net Gains on Securities (both
     realized and unrealized)                  1.7225        0.3248        1.1253        0.5155        1.7196
      Total from Investment Operations         1.9305        0.7380        1.6808        0.9563        2.1409
   Less Distributions:
   Dividends (from net investment
     income)                                  (0.3136)      (0.4586)      (0.5412)      (0.3713)      (0.4128)
   Distributions (from capital gains)         (1.5069)      (0.9794)      (1.4696)      (0.5950)      (0.2781)
      Total Distributions                     (1.8205)      (1.4380)      (2.0108)      (0.9663)      (0.6909)
NET ASSET VALUE, END OF YEAR                   $11.12        $11.01        $11.71        $12.04        $12.05
Total Return                                    21.56%         6.86%        15.27%         8.07%        21.18%

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Year (000)                  $5,342          $808          $762        $1,026        $1,290

Ratios of Expenses to Average Net Assets         1.53%(a)         0%(a)         0%(a)       .67%(a)      1.40%(a)
Ratios of Net Investment Income to
 Average Net Assets                              2.27%         3.76%         4.13%         3.68%         3.58%
Portfolio Turnover Rate                           107%           32%           30%           93%           76%

(a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Balanced Fund would have been 6.04%, 5.46%, 5.37%, 3.88% and 3.89% for the years ended August 31, 1995, 1994, 1993, 1992 and 1991, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------


Report of Independent Accountants


--------------------------------------------------------------------------

To the Shareholders and Board of Directors of The RBB Fund, Inc..:

We have audited the accompanying statements of net assets of Warburg Pincus Growth & Income Fund and Warburg Pincus Balanced Fund of The RBB Fund, Inc., as of August 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held as of August 31, 1995, by correspondence with the custodian and brokers. Au audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above fairly present fairly, in all material respects, the financial position of Warburg Pincus Growth & Income Fund and Warburg Pincus Balanced Fund of The RBB Fund, Inc., as of August 31, 1995, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
October 16, 1995

--------------------------------------------------------------------------

Prospectus                              Warburg Pincus Advisor


    [ PHOTO ]

                                               BALANCED

                                               FUND



                                               December 29, 1995










                                               WARBURG PINCUS
                                                             Advisor
                                                             Funds

                          WARBURG PINCUS BALANCED FUND


PROSPECTUS                               December 29, 1995



Warburg Pincus Advisor Funds are a family of open-end mutual funds that are offered to investors who wish to buy shares through an investment professional, financial institutions investing on behalf of their customers and to retirement plans that elect to make one or more Advisor Funds an investment option for participants in the plans. One Advisor Fund is described in this Prospectus.



The WARBURG PINCUS BALANCED FUND (the "Balanced Fund" or "Fund") consists of multiple classes of common stock of The RBB Fund, Inc. ("RBB"). RBB is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act") and incorporated under the laws of the State of Maryland on February 29, 1988. RBB currently operates or proposes to operate seventeen separate investment portfolios. The Series 2 shares (referred to as "Advisor Shares") offered by this Prospectus represent interests in the Fund.


The Balanced Fund's investment objective is to maximize total return through a combination of long-term growth of capital and current income consistent with preservation of capital. It seeks to achieve this objective by diversified investments in common stocks, preferred stocks, debt securities, preferred stocks and debt securities which are convertible into common stocks and government, corporate, bank and commercial obligations. In implementing this objective, the Balanced Fund will use a multi-manager approach.


The Fund currently offers two classes of shares, one of which, the Advisor Shares, is offered pursuant to this Prospectus. The Advisor Shares of the Fund, as well as the Advisor (Series 2) Shares of certain other Warburg Pincus-advised funds, are sold under the name "Warburg Pincus Advisor Funds." The Advisor Shares may not be purchased by individuals directly from the Fund's distributor, but other broker-dealers, financial institutions, depository institutions retirement plans and other financial intermediaries ("Institutions") may purchase Advisor Shares for individuals. The Advisor Shares impose a 12b-1 fee of up to .50% per annum, which is the economic equivalent of a sales charge.


NO MINIMUM INVESTMENT. There is no minimum amount of initial or subsequent purchases of shares imposed on Institutions. See "How to Purchase Shares."


This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1995 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from RBB's distributor by calling (800) 888-6878.



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
        SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                 THIS PROSPECTUS. ANY REPRESENTATION TO THE
                          CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

FEE TABLE
SHAREHOLDER TRANSACTION EXPENSES*
ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE REIMBURSEMENTS AND WAIVERS


Management fees**....................................................................      0%
12b-1 fees**.........................................................................    .50
Other Expenses (after waivers and reimbursements)....................................   1.35
                                                                                        ----
Total Fund Operating Expenses (after waivers and reimbursements).....................   1.85%
                                                                                        ----
                                                                                        ----


EXAMPLE

    An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return, and (2) redemption at the end of each time period:


                                                                     ONE     THREE    FIVE      TEN
                                                                     YEAR    YEARS    YEARS    YEARS
                                                                     ----    -----    -----    -----
        Balanced Fund Advisor Shares..............................   $ 19     $58     $ 100    $ 217
                                                                     ----    -----    -----    -----


------------


* No sales charge is imposed upon the purchase of Advisor Shares of the Fund. Thus, the full amount of the purchase price of Fund shares will be invested at the time of purchase or upon any other exchange of Advisor Shares of other Warburg Pincus Advisor Funds without imposition of any sales charge.


** Management fees and 12b-1 fees are based on average daily net assets and are calculated daily and paid monthly.

    The caption "Other Expenses" does not include extraordinary expenses as determined by use of generally accepted accounting principles.


    The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses After Expense Reimbursements and Waivers" remain the same as the years shown. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in the Fund's shares, which fees are not reflected in the table. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term Shareholders of the Shares of the Balanced Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (the "NASD"). However, given the Fund's 12b-1 fees, it is estimated that it would require a substantial number of years to exceed the maxi-mum permissable year-end sales charges.



    The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Advisor Shares of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.) The expense figures for the Advisor Shares Class of the Balanced Fund have been restated from actual expenses paid by such Fund during the period ended August 31, 1995 to reflect current expense levels. In addition, the Fee Table reflects a voluntary assumption of some of the additional expenses of the Balanced Fund by the investment adviser. Assumption of additional expenses will have the effect of lowering the Balanced Fund's overall expense ratios and increasing its yield to investors. There can be no assurance that the investment adviser will continue to assume such expenses. Absent such expense reimbursements, for the period ended August 31, 1995 under current expense levels Management Fees would have been .90%, Other Expenses would have been 627.07%, and Total Fund Operating Expenses would have been 628.47%. The caption "Other Expenses" does not include extraordinary expenses as determined by use of generally accepted accounting principles.


OFFERING PRICE


    Advisor Shares which represent interests in the Fund will be offered to the public at the next determined net asset value after receipt of an order by the Fund. See "How to Purchase Shares."


EXCHANGES


    An institution may exchange Advisor Shares of the Fund for Advisor Shares of other Warburg Pincus Advisor Funds at their net asset values next determined after receipt by the relevant Fund of an exchange request. No exchange fee is currently charged for exchanges. See "How to Redeem and Exchange Shares."


REDEMPTION PRICE


    Advisor Shares may be redeemed at any time at their net asset value next determined after receipt by the Fund of a redemption request. See "How to Redeem and Exchange Shares--Redemption of Shares."


RISK FACTORS


    An investment in the Balanced Fund is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The Fund, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the purchase of mortgage-related securities, the lending of portfolio securities, engaging in options and futures transactions, and engaging in secured borrowings. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."


SHAREHOLDER INQUIRIES

    Any questions or communications regarding an institution's account should be directed to Warburg Pincus Advisor Funds at (800) 888-6878, and written communications should be directed to P.O. Box 9030 Boston, Massachusetts 02205-9030.


FINANCIAL HIGHLIGHTS

    The table below sets forth certain informa-tion concerning the investment results of the RBB class representing interests in Advisor Shares of the Warburg Pincus Balanced Fund for the period indicated. The financial data included in this table for the period ended August 31, 1995 are a part of RBB's financial statements for the Fund which have been audited by Coopers & Lybrand L.L.P., RBB's independent account-ants, whose current report thereon appears in the Statement of Additional Information along with the financial statements. The financial data included in this table should be read in conjunc-tion with the financial statements and related notes included in the Statement of Additional Information. Further information about the per-formance of the Fund is contained in the Fund's Annual Report to shareholders. The Annual Report and the Statement of Additional Infor-mation may be obtained without charge by con-tacting the Warburg Pincus Advisor Funds. See "Other Information--Reports and Inquiries."

WARBURG PINCUS BALANCED FUND(D)
(For a Share Outstanding Throughout Each Period)

                                                                              FOR THE PERIOD
                                                                               JULY 31, 1995
                                                                               (COMMENCEMENT
                                                                             OF OPERATIONS) TO
                                                                              AUGUST 31, 1995
                                                                             -----------------
NET ASSET VALUE, BEGINNING OF PERIOD......................................        $ 10.72
                                                                                 --------
  Income From Investment Operations:
  Net Investment Income...................................................         0.0170
  Net Gains (Losses) on Securities (both realized and unrealized).........         0.3930
                                                                                 --------
    Total from Investment Operations......................................         0.4100
                                                                                 --------
  Less Distributions:
  Dividends (from net investment income)..................................         0.0000
                                                                                 --------
    Total Distributions...................................................         0.0000
                                                                                 --------
NET ASSET VALUE, END OF PERIOD............................................        $ 11.13
                                                                                 --------
                                                                                 --------
Total Returns.............................................................           3.82%(c)
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)...........................................        $     1
Ratio of Expenses to Average Net Assets...................................           1.76%(a)(b)
Ratio of Net Investment Income to Average Net Assets......................           2.00%(b)
Portfolio Turnover Rate...................................................            107%(b)


------------

(a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Balanced Fund would have been 628.47% annualized for the period ended August 31, 1995.
(b) Annualized.
(c) Not Annualized.
(d) Financial Highlights relate solely to the Advisor Class of shares within the Fund.


INVESTMENT OBJECTIVES AND POLICIES

BALANCED FUND


    The Balanced Fund's investment objective is to maximize total return through a combination of long-term growth of capital and current income consistent with preservation of capital. The Balanced Fund seeks to achieve this objective through a policy of diversified investment in common stocks, preferred stocks, debt securities, preferred stocks and debt securities which are convertible into common stocks, and government corporate, bank and commercial obligations. At all times, the Balanced Fund will have a minimum of 25% of its assets in stocks and minimum of 25% in fixed income securities. Compliance with such percentage requirement may limit the ability of the Balanced Fund to maximize total return. With respect to convertible senior securities, only that portion of the value of such securities attributable to their fixed income characteristics will be used for purposes of determining the percentage of the assets of the Balanced Fund that are invested in fixed-income senior securities. The actual percentage of assets invested in equity and fixed-income securities will vary from time to time, depending on the judgment of the investment adviser as to general market and economic conditions, trends and yields and interest rates and changes in fiscal and monetary policies.


MULTI-MANAGER APPROACH. The Balanced Fund will be managed by a team of senior managers of the investment adviser, Warburg, Pincus Counsellors, Inc. ("WPC"). Six of the managers will be dedicated to managing portions of the Balanced Fund allocated to equities; one manager will select and manage the fixed income securities which comprise the fixed income portion of the Balanced Fund. Dale C. Christensen and Anthony G. Orphanos, Managing Directors of WPC, will be designated overall portfolio strategists and will be responsible for determining the portion of the Balanced Fund to be allocated between equity and fixed income securities, and the allocation among the various equity sectors.

    Equity Investment. Each of the equity portfolio managers will manage an allocated portion of the equity holdings of the Balance Fund; each manager will manage his/her portion with a different investment emphasis or approach, but consistent with the overall objective of long-term growth of capital for the Balanced Fund's common stock portion.

    The four areas represented by the equity portfolio managers are: (1) U.S. Value Sector, managed by Anthony G. Orphanos, will invest primarily in stocks whose acquisition price represents low absolute or relative value, based on historical and financial analysis, and compared to other stocks and sectors of the Standard & Poor's 500 universe of common stocks and other indices. (2) U.S Small Company Sector, managed by Elizabeth B. Dater and Stephen J. Lurito, will invest primarily in common stocks and warrants of small capitalization (i.e., capitalization less than $660 million at the time of purchase) and emerging growth U.S. companies that represent attractive opportunities for maximum capital appreciation. Emerging growth companies are small and medium-sized companies that have passed their start up phase and that show positive earnings and prospects for achieving significant profit and gain in a relatively short period of time. (3) U.S. Mid-Cap Sector, managed by George U. Wyper and Susan L. Black, will invest primarily in a diversified portfolio of common stocks, warrants and securities convertible into or exchangeable for common stock securities of domestic companies which have market capitalizations in the $660 million to $13.8 billion range, commonly referred to as middle capitalization or "mid-cap," and includes a potential universe of companies in such indices as the Russell Midcap Index and Standard & Poor's Midcap 400 Index. The portfolio manager will attempt to identify sectors of the market and companies within market sectors that he believes will outperform the overall market. And, (4) International Equity Sector, managed by Richard H. King and Nicholas P.W. Horsley, will invest primarily in a broadly diversified portfolio of equity securities of companies that, wherever organized, have their principal business activities and interests outside the United States. The international equity managers intend to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earnings power and improved utilization or recognition of assets. Investments may be made in equity securities of companies of any size, whether traded on or off a national securities exchange. The Fund will not invest more than 10% of its net assets in foreign securities. Investments in foreign securities involve risks not otherwise associated with investments in domestic securities, including risks of currency fluctuations, tax or excessive government regulation, and political instability. See "Foreign Securities" below for a discussion of the various risks associated with investments in foreign securities.

    Fixed Income Investment. The fixed income portion, managed by Mr. Christensen, will invest primarily in debt instruments such as corporate obligations, U.S. Government obligations, municipal obligations and mortgage-related debt securities.

CORPORATE OBLIGATIONS. The Balanced Fund may invest in debt obligations of corporations, such as corporate bonds, debentures, debentures convertible into common stocks, and notes, which, at the time of purchase for the Fund, are rated "AAA," "AA" or "A" by Standard & Poor's Corporation ("S&P") or "Aaa," "Aa" or "A," by Moody's Investors Service, Inc. ("Moody's"). These ratings are described in the Appendix to this Prospectus. The Balanced Fund may also purchase debt obligations which are unrated at the time of purchase provided they are determined by the Fund's adviser to be of comparable quality to rated obligations pursuant to guidelines approved by RBB's Board of Directors. Such obligations may include dollar-denominated debt obligations of foreign issuers.

    In selecting debt securities for the Balanced Fund, the adviser will review and monitor the creditworthiness of each issuer and issue, in addition to relying on ratings assigned by S&P or Moody's as indicators of quality. Interest rate trends and specific developments which may affect individual issuers will also be analyzed.

U.S. GOVERNMENT OBLIGATIONS. The Balanced Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations which may be so purchased include obligations of agencies and instrumentalities of the U.S. Government which are supported by the full faith and credit of the U.S. or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association and the Federal Housing Authority, or obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Mortgage Corporation, or obligations supported only by the credit of the agency or instrumentality issuing the obligation, such as securities of the Federal National Mortgage Association and the Federal Loan Banks.

"WHEN-ISSUED" SECURITIES. The Balanced Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settle-ment date at a stated price and yield. The Balanced Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset when the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Balanced Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Balanced Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

MUNICIPAL OBLIGATIONS. When conditions warrant, the Balanced Fund may also invest without limitation in Municipal Obligations, whether or not the income thereon is exempt from regular Federal income tax, provided that the Municipal Obligations are determined by the Fund's adviser to present minimal credit risks and at the time of purchase are rated "A" or higher by S&P or by Moody's in the case of bonds, "SP-1" by S&P or "MIG-2" or higher by Moody's in the case of notes, or "VMIG-2" or higher by Moody's in the case of variable rate demand notes, or if unrated, are determined by the adviser to be of comparable quality pursuant to guidelines adopted by RBB's Board of Directors. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies--Municipal Obligations" in the Statement of Additional Information.

MORTGAGE-RELATED DEBT SECURITIES. The Balanced Fund may purchase without limitation mortgage-related debt securities. Such securities represent interests in pools of mortgage loans to residential home buyers made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Balanced Fund) by various governmental, government-related and private organizations. Mortgage-related securities may include asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Purchasable mortgage-related securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Balanced Fund since the remaining maturity of any asset-backed security acquired will be 397 days or less.

    Interests in pools of mortgage loans differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities will provide a monthly payment to the Balanced Fund which consists of both interest and principal payments. In effect, these payments are "pass-throughs" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to the Fund may be derived from repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as "modified pass-throughs." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

    The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, prepayments of the mortgages included in the underlying mortgage pool will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. The volume of such prepayments of principal in a given pool will influence the actual yield of mortgage-related securities, and principal returned to the Balanced Fund as a holder of such securities may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had such prepayments not occurred. When interest rates are decreasing, such prepayments usually increase, thereby reducing the average life of a pool. As a result, the reinvestment of such principal prepayments will be at a lower rate than that on the original mortgage-related security, and thus the Balanced Fund's yield will be lower. In addition, when interest rates are decreasing, the value of mortgage-related securities may not increase as much as the value of other debt securities. In quoting yields for mortgage-related securities, the standard practice is to assume that the securities will have a 12-year life. As previously noted, however, the life of individual pools may differ widely and the actual yield earned on mortgage-related securities may differ significantly from the estimated yield based on the 12-year life assumption.

    The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the U.S. Department of Housing and Urban Development. Pass-through securities issued by GNMA are guaranteed by the full faith and credit of the U.S. Government as to the timely payment of principal and interest. The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation ("FHLMC") is a government-sponsored corporation owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal but PCs are not backed by the full faith and credit of the U.S. Government.



    Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan and pool insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Balanced Fund's investment quality standards. Private insurers provide less assurance than government or government-related insurers that they will be able to meet their obligations. The Balanced Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the financial condition and business history of the pooler, including among other things the pooler's loan experience, profitability, capital adequacy, liquidity, foreign exposure, and management, the Balanced Fund's investment adviser determines that the pooler is creditworthy. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.



    Corporations that are government owned, government-related or are private mortgage poolers may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Balanced Fund's adviser will consider making investments in such new types of securities consistent with the Balanced Fund's investment objectives and policies and with due regard to those quality and credit standards, which, in the investment adviser's view, are applicable to such investments.


WARRANTS. The Balanced Fund may purchase warrants provided that they are attached to securities that may otherwise be purchased by the Fund.

INTEREST RATES. As a general rule, the price of fixed income instruments tends to move inversely to changes in market interest rates.

ILLIQUID SECURITIES. The Balanced Fund will not invest more than 15% of its net assets in illiquid securities including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. WPC will monitor the liquidity of such restricted securities under the supervision of RBB's Board of Directors. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

PORTFOLIO TURNOVER. The Balanced Fund will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of general market, economic or financial conditions. As a result, the Fund may engage in a substantial number of portfolio transactions. The Balanced Fund anticipates that, under normal conditions, its annual portfolio turnover rate should not exceed 100% for the equity portion and 100% for the fixed income portion. However, it is impossible to predict portfolio turnover rates.



    The anticipated portfolio turnover rate for the debt and equity portions of the Balanced Fund may be greater than that of many other investment companies. A higher than normal portfolio turnover rate may affect the degree to which the Fund's net asset value fluctuates. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. The amount of portfolio activity will not be a limiting factor when making portfolio decisions. See Statement of Additional Information, "Fund Transactions" and "Taxes."



TEMPORARY DEFENSIVE MEASURES. The Balanced Fund also reserves the right, as a temporary defensive measure, to purchase eligible U.S. dollar-denominated money market instruments and securities subject to repurchase agreements. The Fund's investment adviser will determine when market conditions warrant temporary defensive measures.


SMALL CAP STOCKS. Securities of companies with small capitalizations ("small-cap companies") tend to be riskier than securities of companies with medium or large capitalizations. This is because small-cap companies typically have smaller product lines and less access to liquidity than mid-cap or large-cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of small-cap companies tend to be less certain than mid- or large-cap companies, and the dividends paid on small-cap stocks are frequently negligible. Moreover, small cap stocks have, on occasion, fluctuated in the opposite direction of large-cap stocks or the general stock market. Consequently, securities of small-cap companies tend to be more volatile than those of mid-and large-cap companies.

FOREIGN SECURITIES. The Balanced Fund will not invest more than 10% of its net assets in foreign securities. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the U.S. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Balanced Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Balanced Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See "Investment Objectives and Policies--Foreign Securities" in the Statement of Additional Information.

OPTIONS AND FUTURES CONTRACTS. The Balanced Fund may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Fund may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes. However, the Fund may not write put options or purchase or sell futures contracts or options on futures contracts to hedge more than its total assets unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets.

    Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

    The Balanced Fund will engage in unlisted over-the-counter options only with broker/dealers deemed creditworthy by its investment adviser. Closing transactions in certain options are usually effected directly with the same broker/dealer that effected the original option transaction. The Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

    To enter into a futures contract, the Balanced Fund must make a deposit of an initial margin with its custodian in a segregated account in the name of its futures broker. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable.


    The risks related to the use of options and futures contracts include: (i) the correlation between movements in the market price of the Fund's investments (held or intended for purchase) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of options and futures by the Fund is subject to the investment adviser's ability to correctly predict movements in the direction of the market. For example, if the Fund uses future contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in future pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract. For a further discussion see "Investment Policies" in the Statement of Additional Information.

    The investment objective and policies of the Balanced Fund described above may be changed by RBB's Board of Directors without the approval of a majority of the outstanding Shares representing interest in the Fund. Such changes may result in the Fund having investment objectives which differ from those an investor may have considered at the time of investment. There is no assurance that the investment objective of the Balanced Fund will be achieved.

INVESTMENT LIMITATIONS

    The Fund may not change the following investment limitations (with certain exceptions, as noted below) without the affirmative vote of the holders of a majority of the Fund's outstanding Shares. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

    The Fund may not:

    1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

    2. Purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Fund to be invested in the obligations of issuers in any industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

    In addition, the Balanced Fund may not borrow money, except from banks or by entering into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 30% of the value of the Fund's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing or reverse repurchase agreement and in amounts not in excess of 125% of the dollar amounts borrowed; or purchase portfolio securities while borrowings and reverse repurchase agreements in excess of 5% of the Fund's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Balanced Fund's securities by enabling the Balanced Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

MANAGEMENT

BOARD OF DIRECTORS. The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.


INVESTMENT ADVISER. Warburg, Pincus Counsellors, Inc. ("WPC") serves as the investment adviser to the Fund. WPC, organized in 1970, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. WPC currently manages approximately $12 billion in assets, of which approximately $6 billion are investment companies. WPC is a wholly owned subsidiary of Warburg Pincus Counsellors G.P., which has no business other than being a holding company of WPC and its subsidiaries. E.M. Warburg, Pincus

& Co., Inc. controls WPC through its ownership of voting preferred stock of WPC. WPC's principal offices are located at 466 Lexington Avenue, New York, New York 10017-3147. As adviser to the Fund, WPC is responsible for overall management of the Fund, and is responsible for all purchases and sales of portfolio securities for the Fund.


    WPC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of Advisor Shares of the Fund. Qualified recipients are securities dealers who have sold Advisor Shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Advisor Shares.



    Dale C. Christensen, a Managing Director of WPC, has been with WPC since 1989, prior to which he was a Vice President in the International Private Banking division and the domestic pension fund management division at Citibank, N.A., a Fixed Income Portfolio Manager at CIC Asset Management and a Vice President of Investments at First City Trust. Anthony G. Orphanos, a Managing Director of WPC, has been with WPC for the last sixteen years. Mr. Christensen and Mr. Orphanos are the overall portfolio strategists for the Balanced Fund and are responsible for determining the portion of the Fund to be allocated among the various fixed income and equity sectors. Mr. Christensen also manages the fixed income portion of the Balanced Fund. Mr. Orphanos is responsible for the U.S. Value Sector. Elizabeth B. Dater and Stephen J. Lurito are responsible for the U.S. Small Company Sector. Ms. Dater is a Managing Director of WPC and has been with WPC since 1978. Mr. Lurito is a Managing Director at WPC and has been with WPC since 1987. George U. Wyper and Susan L. Black manage the U.S. Mid-Capital Sector. Mr. Wyper is a Managing Director of WPC and joined WPC in August 1994, before which time he was chief investment officer of White River Corporation and president of Hanover Advisers, Inc. (1993-August 1994), chief investment officer of Fund American Enterprises, Inc. (1991-1993) and the fixed income portfolio manager of Firemen's Fund Insurance Company (1987-1990). Ms. Black is a Managing Director of WPC and has been with WPC since 1985. The International Equity Sector is managed by Richard H. King and Nicholas P.W. Horsley. Mr. King has been a Managing Director of WPC since 1989. Mr. Horsley is an associate portfolio manager at WPC and has been with WPC since 1993, prior to which time he was a Director, portfolio manager and analyst at Barclays deZoete Wedd in New York City.


    For the services provided and expenses assumed by it, WPC is entitled to receive a fee from RBB, computed daily and payable monthly at an annual rate of
 .90% of the Balanced Fund's average daily net assets. This fee is higher than that paid by most investment companies.


DISTRIBUTOR. Counsellors Securities Inc. ("Counsellors Securities"), a wholly owned subsidiary of WPC, serves as the Fund's distributor. Counsellors Securities is located at 466 Lexington Avenue, New York, New York 10017-3147. Counsellors Securities receives a fee at an annual rate equal to .50% of the Fund's average daily net assets for distribution services, pursuant to a distribution agreement between Counsellor's Securities and RBB in accordance with a distribution plan (the "12b-1 Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act. Amounts paid to Counsellors Securities under the Fund's 12b-1 Plan may be used by Counsellors Securities to cover expenses that are related to (i) the sale of Advisor Shares of the Fund, (ii) ongoing servicing and/or maintenance of the accounts of shareholders of the Fund, and
(iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Advisor Shares of the Fund, all as set forth in the Fund's 12b-1 Plan. Payments under the 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by Counsellors Securities and payments may exceed distribution expenses actually incurred. Counsellors Securities may delegate some or all of these functions to a Service Organization. See "Shareholder Servicing." RBB's Board of Directors will evaluate the appropriateness of the 12b-1 Plan on a continuing basis and in doing so will consider all relevant factors, including expenses borne by Counsellors Securities and amounts received under the 12b-1 Plan.


CO-ADMINISTRATORS. The Fund employs Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly-owned subsidiary of WPC, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Fund including responding to shareholder inquiries and providing information on shareholder accounts. As compensation, the Balanced Fund pays to Counsellors Service a fee calculated at an annual rate of .10% of average daily net assets.

    The Fund also employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset values, provides all accounting services for the Fund and assists in related aspects of the Funds" operations. As compensation, the Balanced Fund pays to PFPC a fee calculated at an annual rate of .15% of average daily net assets with a minimum annual fee of $75,000. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

CUSTODIAN. PNC Bank, National Association ("PNC Bank") serves as RBB's custodian. PNC is a subsidiary of PNC Bank Corp. Its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. State Street Bank and Trust Company ("State Street") serves as sub-custodian and as co-custodian for the Fund's foreign securities. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.

TRANSFER AGENT AND SUB-TRANSFER AGENT. PFPC serves as RBB's transfer agent and dividend disbursing agent. State Street acts as shareholder servicing agent, sub-transfer agent and dividend disbursing agent for the Fund. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50% owned subsidiary, responsibility for most shareholder servicing functions. BFDS" principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.


EXPENSES. The expenses of the Fund are deducted from its total income before dividends are paid. These expenses include, but are not limited to, fees paid to the investment adviser, fees and expenses of officers and directors who are not affiliated with the Fund's investment adviser or distributor, taxes, interest, legal fees, custodian fees, auditing fees, brokerage fees and commissions, certain of the fees and expenses of registering and qualifying the Fund and the Advisor Shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information annually to existing shareholders that are not attributable to a particular class of shares of RBB, the expense of reports to shareholders, shareholders" meetings and proxy solicitations that are not attributable to a particular class of shares of RBB, fidelity bond and directors and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by the investment adviser under its investment advisory agreement with respect to the Fund. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios at the time such expenses are cited. Distribution expenses, transfer agency expenses, expenses of preparation, printing and distributing prospectuses, statements of additional information, proxy statements and reports to shareholders, and registration fees, identified as belonging to a particular class, are allocated to such class.

    The investment adviser has agreed to reimburse the Fund for the amount, if any, by which the total operating and management expenses of the Fund for any fiscal year exceed the most restrictive state blue sky expense limitation in effect from time to time, to the extent required by such limitation.

    The investment adviser may assume additional expenses of the Fund from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by RBB for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing the Fund's expense ratio and of decreasing yield to investors.


    For the Fund's fiscal year ended August 31, 1995, the Balanced Fund Advisor Shares' total expenses were 628.47% of average net assets before expense waivers and reimbursements. WPC has agreed to waive expenses and provide reimbursements to limit the Balanced Fund's total expenses to 1.85% per annum of average net assets for the first year that WPC serves as investment adviser to the Fund. However, there can be no assurance that WPC will continue to assume such expenses.



FUND TRANSACTIONS. The Fund's investment adviser may consider a number of factors in determining which brokers to use in purchasing or selling the Fund's securities. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, the reasonableness of commissions and quality of services and execution. Transactions for the Fund may be effected through broker-dealers who sell Fund shares, subject to the requirements of best execution. A higher rate of turnover of the Fund's securities may involve correspondingly higher transaction costs, which will be borne directly by the Fund. The Fund may enter into brokerage transactions with and pay brokerage commissions to brokers that are affiliated persons (as such term is defined in the 1940 Act) provided that the terms of the brokerage transactions comply with the provisions of the 1940 Act.


HOW TO PURCHASE SHARES


    Warburg Pincus Advisor Funds shares are only available for investment through investment professionals, financial institutions on behalf of their customers, retirement plans that elect to make one or more Advisor Funds an option for participants in the plans, and other financial intermediaries. Individuals, including participants in retirement plans, cannot invest directly in Advisor Shares of the Fund, but may do so only through a participating Institution. The Fund reserves the right to make Advisor Shares available to other investors in the future. References in this Prospectus to shareholders or investors are generally to Institutions as the record holders of the Advisor Shares.



    Each Institution separately determines the rules applicable to its customers investing in the Fund, including minimum initial and subsequent investment requirements and the procedures to be followed to effect purchases, redemptions and exchanges of Advisor Shares. There is no minimum amount of initial or subsequent purchases of Advisor Shares imposed on Institutions, although the Fund reserves the right to impose minimums in the future.


    Orders for the purchase of Fund shares are placed with an Institution by its customers. The Institution is responsible for the prompt transmission of the order to the Fund.

    Institutions may purchase Advisor Shares by telephoning Warburg Pincus Advisor Funds and sending payment by wire. After telephoning (800) 888-6878 for instructions, an Institution should then wire federal funds to Counsellors Securities Inc. using the following wire address:



State Street Bank and Trust Co.
225 Franklin St.
Boston, MA 02101
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
Warburg Pincus Advisor Funds--
  Balanced Fund
DDA# 9904-649-2
[Shareowner name]
[Shareowner account number]


    Orders by wire will not be accepted until a completed account application has been received in proper form, and an account number has been established. If a telephone order is received by the close of regular trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m., Eastern time) and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the Fund on that day and is entitled to dividends and distributions beginning on that day. However, if a wire received in proper form is not preceded by a telephone order and is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next day that the Fund calculates its net asset value (a "business day"). Payment for orders that are not accepted will be returned to the institution after prompt inquiry. Certain organizations that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the organization could be held liable for resulting losses or fees incurred.

    After an investor has made his initial investment, additional shares may be purchased at any time in the manner outlined above. Payments for initial and subsequent investment should be preceded by an order placed with the Fund or its agent and should clearly indicate the investor's account number. In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.

    The Fund understands that some broker-dealers (other than Counsellors Securities), financial institutions, securities dealers and other industry professionals may impose certain condi-tions on their clients that invest in the Fund, which are in addition to or different than those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Certain features of the Fund may be modified in these programs, and administrative charges may be imposed for the services rendered. Therefore, a client or customer should contact the organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his accounts with the organization.

HOW TO REDEEM AND EXCHANGE SHARES


REDEMPTION OF SHARES. An investor may redeem (sell) shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below). Requests for the redemption (or exchange) of Advisor Shares are placed with an Institution by its customers. The institution is responsible for the prompt transmission of its customers" requests to the Fund or its agent.


    Institutions may redeem Advisor Shares by calling Warburg Pincus Advisor Funds at (800) 888-6878 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the Fund's net asset value is calculated. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.


    After receipt of the redemption request, the redemption proceeds will be wired to the investor's bank as indicated in the account application previously filled out by the investor. The Fund does not currently impose a service charge for effecting wire transfers but the Fund reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Advisor Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Advisor Funds by mail at Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, Massachusetts 02205-9030.

    If a redemption order is received prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Redemption proceeds will normally be wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of WPC, immediate payment would adversely affect the Fund, the Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, the Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.

    The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.


EXCHANGE OF SHARES. An Institution may exchange Advisor Shares of the Fund for Advi-sor Shares of the other Warburg Pincus Advisor Funds at their respective net asset values. Exchanges may be effected in the manner described under "Redemption of Shares" above. If an exchange request is received by Warburg Pincus Advisor Funds prior to 4:00 p.m. (Eastern time), the exchange will be made at each fund's net asset value determined on the same business day. Exchanges may be effected without a sales charge. The exchange privilege may be modified or terminated at any time upon 60 days" notice to shareholders.



    The exchange privilege is available to shareholders residing in any state in which the Advisor Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Advisor Shares of the Fund for Advisor Shares in another Warburg Pincus Advisor Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Advisor Fund, an investor should contact Warburg Pincus Advisor Funds at (800) 888-6878.

NET ASSET VALUE


    The net asset value per class of the Fund is calculated as of 4:00 p.m. Eastern Time on each day the NYSE is open. The net asset value of the Advisor Shares of the Fund is calculated by adding the Advisor Shares' pro rata share of the value of the Fund's securities, cash and other assets, deducting the Advisor Shares' pro rata share of the actual and accrued liabilities and the liabilities specifically allocated to the Advisor Shares, and dividing by the total number of Advisor Shares outstanding.


    Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.


    With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS


    The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional Advisor Shares unless a shareholder elects otherwise.


    The Fund will declare and pay dividends, if any, from net investment income quarterly, near the end of each quarter. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

TAXES

    The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund continues to qualify for this tax treatment, the Fund will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional Series 2 Shares.


    Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Funds will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder has held his Advisor Shares, whether such gain was reflected in the price paid for the Advi-sor Shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The maximum marginal rate on ordinary income for individuals, trusts and estates is generally 31% while the maximum rate imposed on net capital gain of such taxpayers is 28%. Corporate taxpayers are taxed at the same rates on both ordinary income and capital gains.

    The Fund anticipates that dividends paid by the Fund will be eligible for the 70% dividends received deduction allowed to certain corporations to the extent of the gross amount of qualified dividends received by the Fund for the year. However, corporate shareholders will have to take into account the entire amount of any dividend received in determining their adjusted current earnings adjustment for alternative minimum tax purposes. The dividends received deduction is not available for capital gain dividends.

    The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for Federal excise tax.


    Investors should be careful to consider the tax implications of buying Advisor Shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received.



    Shareholders who exchange Advisor Shares representing interests in the Fund for Advisor Shares representing interests in another fund will generally recognize capital gain or loss for Federal income tax purposes.


    Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment.

    An investment in any RBB portfolio is not intended to constitute a balanced investment program.

    Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Fund. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund which may differ from the Federal income tax consequences described above.

SHAREHOLDER SERVICING


    The Fund is authorized to offer Advisor Shares exclusively to Institutions whose clients or customers (or participants in the case of retirement plans) ("Customers") are beneficial owners of Advisor Shares. Either those Institutions or companies providing certain services to them (together, "Service Organizations") will enter into service agreements ("Agreements") related to the sale of the Advisor Shares with Counsellors Securities pursuant to a Distribution Plan as described below. Pursuant to the terms of an Agreement, the Service Organization agrees to perform certain distribution, shareholder servicing, administrative and accounting services for its Customers. Distribution services would be marketing or other services in connection with the promotion and sale of Advisor Shares. Shareholder services that may be provided include responding to Customer inquiries, providing information on Customer investments and providing other shareholder liaison services. Administrative and accounting services related to the sale of the Advisor Shares may include (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Fund's transfer agent, (ii) processing dividend payments from the Fund on behalf of Customers and (iii) providing sub-accounting relating to the sale of Advisor Shares beneficially owned by Customers or the information to RBB necessary for sub-accounting. Service Organizations may be subject to various state laws regarding the services described above, and may be required to register as dealers pursuant to state law. The Board of Directors of RBB has approved a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which Counsellors Securities may pay each participating Service Organization a negotiated fee on an annual basis not to exceed .75% of the value of the average daily net assets of its Customers invested in the Advisor Shares. However, under the current Distribution Agreement between Counsellors Securities and RBB on behalf of the Fund, this fee shall not exceed .50% of average daily net assets of Customers. The Fund may, in the future, enter into additional Agreements with Service Organizations. The Board of Directors of RBB will evaluate the appropriateness of the Plan on a continuing basis.


DESCRIPTION OF SHARES


    RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 12.2 billion shares are currently classified into 63 different classes of Common Stock. See "Description of Shares" in the State-ment of Additional Information.



    THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE THE WARBURG PINCUS BALANCED FUND ADVISOR CLASS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO SUCH CLASS.



MULTI-CLASS STRUCTURE. The Fund offers a separate class of shares (the "Common Shares") pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund quotes performance of Common Shares separately from Advisor Shares. Because of different fees paid by the Advisor Shares, the total return and yield on such shares can be expected, at any time, to be different from the total return and yield on Common Shares. Investors may obtain information concerning the Common Shares by calling Counsellors Securities at (800) 888-6878, or by call-ing the Institution through which Advisor Shares are purchased.



VOTING RIGHTS. Each share that represents an interest in an investment portfolio of RBB (including each Fund Share) has an equal proportionate interest in the assets belonging to such portfolio with each other share that represents an interest in such portfolio, even where a share has a different class designation than another share representing an interest in the Fund. Shares of RBB do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Advisor Shares will be fully paid and non-assessable.


    RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

    Shareholders of all investment portfolios of RBB (including the Fund) will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio or class within a portfolio. (See the Statement of Additional Information under "Additional Information

Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of RBB are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of RBB may elect all of the directors.


RECORD OWNERSHIP. As of November 6, 1995, to RBB's knowledge, no person held of record 25% or more of the outstanding shares of all classes of RBB.


OTHER INFORMATION


REPORTS AND INQUIRIES. Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries can be made by contacting Warburg Pincus Advisor Funds at (800) 888-6878, or by writing to Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, Massachusetts 02205-9030.


SHARE CERTIFICATES. Share certificates are not available for Shares purchased through Warburg Pincus Advisor Funds.


PERFORMANCE INFORMATION. From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return, net of the Fund's maximum sales charge, over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, according to a required standardized calculation. The standard calculation is required by the Securities and Exchange Commission to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, a portfolio's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average. All advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Advisor Shares, when redeemed, may be worth more or less than their original cost. Warburg Pincus Advisor Funds separately list the Advisor Shares in The Wall Street Journal each business day.


    From time to time, the Fund may also advertise its "30-day yield." The yield refers to the income generated by an investment in a Fund over the 30-day period identified in the advertisement, and is computed by dividing the net investment income per share during the period by the maximum public offering price per share of the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.


    The yield on Advisor Shares of the Fund will fluctuate and are not necessarily representative of future results. Shareholders should remember that yield is generally a function of portfolio quality and maturity, type of instrument, operating expenses and market conditions.

Any fees charged by broker/dealers directly to their customers in connection with investments in the Fund are not reflected in the yields on the Fund's Advisor Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments.


    In reports or other communications to investors or in advertising, the Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. The Fund may also discuss the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities. In addition, the Fund may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

                              -------------------


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                                      APPENDIX A

                           RATINGS OF DEBT SECURITIES
                         STANDARD & POOR'S CORPORATION

AAA          Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA           Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.
A            Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB          Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB           Debt rated "BB", "B", "CCC", or "CC" is regarded, on balance, as predominantly
B            speculative with respect to capacity to pay interest and repay principal in
CCC          accordance with the terms of the obligation. "BB" indicates the lowest degree of
CC           speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C            This rating is reserved for income bonds on which no interest is being paid.
D            Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.
(+) or (-)   The ratings from "AAA" or "CCC" may be modified by the addition of a plus or minus sign to show relative standing or within the major rating categories.
*            Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.
NR           Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
             DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
p            PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of. or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

NOTES

    Note rating symbols are as follows:

SP-1         Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+)
             designation.
SP-2         Satisfactory capacity to pay principal and interest.
SP-3         Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

    A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

    Ratings are graded into four categories, ranging from 'A' for the highest quality obligations to 'D' for the lowest. The four categories are as follows:

A            Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.
A-1          This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.
A-2          Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".
A-3          Issues carrying this designation have a satisfactory capacity for timely payment.
             They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B            Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.
C            This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D            This rating indicates that the issue is either in default or is expected to be in default upon maturity.

VARIABLE RATE DEMAND BONDS

    Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a long-term rating and a variable rate demand rating. The first rating addresses the likelihood of repayment of principal and interest due and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1 +"). If the nominal maturity is short (three years or less), a note rating is assigned.

                    MOODY'S INVESTORS SERVICE, INC. RATINGS

CORPORATE BONDS

                                      Aaa

    Bonds which are rated AAA are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

    Bonds which are rated AA are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

                                       A

    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      Baa

    Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly scecured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

    Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

    Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

    Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

    Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's bond ratings, where specified, are also applied to senior bank obligations with an original maturity in excess of one year. Among the bank obligations covered are bank deposits, bankers acceptance and obligations to deliver foreign exchange. Obligations relying upon support mechanisms such as letters-of-credit are excluded unless explicitly rated.

    NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

    The following summarizes the ratings used by Moody's for short-term notes and variable rate demand obligations:

        MIG-1/VMIG-1. Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

        MIG-2/VMIG-2. Obligations bearing these designations are of high quality with margins of protection ample although not as large as in the preceding group.

        MIG-3/VMIG-3. Obligations bearing these designations are of favorable quality. All security elements are accounted for but there is a lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is hereby to be less well established.

COMMERCIAL PAPER RATINGS

    The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Issuers rated PRIME-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations. Issuers rated PRIME-2 (or related supporting institutions) are considered to have strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated PRIME-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers PRIME-3 (or supporting institutions) have an acceptable capacity rated for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

WPGBF-1-1294


Warburg Pincus Advisor Funds
Counsellors Securities Inc., distributor


Table of Contents


3     FINANCIAL HIGHLIGHTS

4     INVESTMENT OBJECTIVES AND POLICIES

11    INVESTMENT LIMITATIONS

11    MANAGEMENT

14    HOW TO PURCHASE SHARES

15    HOW TO REDEEM AND EXCHANGE SHARES

17    NET ASSET VALUE                                 [    PHOTO    ]

17    DIVIDENDS AND DISTRIBUTIONS

17    TAXES

18    SHAREHOLDER SERVICING

19    DESCRIPTION OF SHARES

20    OTHER INFORMATION




                    WARBURG PINCUS
                                Advisor
                                Funds

                          WARBURG PINCUS BALANCED FUND


                (Investment  Portfolio of The RBB Fund, Inc.)

                       STATEMENT OF ADDITIONAL INFORMATION

          This Statement of Additional Information provides supplementary information pertaining to shares of the Series 2 Class (the "Advisor Shares") representing interests in the Warburg Pincus Balanced Fund (the "Balanced Fund" or "Fund") of The RBB Fund, Inc. ("RBB"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Warburg Pincus Advisor Funds Prospectus dated December 29, 1995, as revised August 31, 1995 (the "Prospectus"). A copy of the Prospectus may be obtained from the Funds' distributor by calling toll-free
(800) 888-9723. This Statement of Additional Information is dated December 29, 1995, as revised August 31, 1995.

                                    CONTENTS
                                                        Prospectus
                                               Page        Page
                                               ----    -----------

General........................................       2           1

Investment Objectives and Policies ............       2           4

Directors and Officers ........................      14         N/A

Investment Advisory, Distribution
 and Servicing Arrangements ...................      17          11

Fund Transactions .............................      21          14

Purchase and Redemption Information ...........      23          14

Valuation of Shares ...........................      24          17

Performance Information.......................       24          20

Taxes..........................................      27          17

Description of Shares..........................      31          19

Additional Information Concerning Fund Shares..      33          20

Miscellaneous .................................      34         N/A

Financial Statements ..........................        F-1         N/A


No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by RBB or its distributor. The Statements of Additional Information does not constitute an offering by RBB or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL


          The RBB Fund, Inc. ("RBB") is an open-end management investment
company currently operating or proposing to operate   seventeen separate
investment portfolios. RBB is an open-end investment company registered under the Investment Company Act of 1940 (the "1940 Act") and was organized as a Maryland corporation on February 29, 1988. This Statement of Additional Information pertains to the Series 2 Class of shares ("Advisor Shares") representing interests in the Warburg Pincus Balanced Fund (the "Balanced Fund" or "Fund") of RBB. The Shares are offered by the Prospectus dated December 29, 1995.

          Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES


          The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund. A description of ratings of certain instruments the Fund may purchase is set forth in the Appendix to the Prospectus.

 Additional Information on Fund Investments

          Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will maintain in a segregated account with the RBB's custodian or a qualified sub-custodian, cash, U.S. Government securities or other liquid, high-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to Repurchase.

          Foreign Securities.  Although the  Fund generally   intends to
invest in securities of companies and governments of developed, stable nations, the value of the Fund's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, imposition of (or change in) exchange control regulations in those foreign nations and difficulty in enforcing judgments. In addition, changes in government administrations, economies or monetary policies in the U.S. or abroad could result in appreciation or depreciation of those portfolio securities. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  Any foreign
investments made by   the Fund must be made in compliance with U.S. and
foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

          In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. In buying and selling securities on foreign exchanges, the Fund will normally pay fixed commissions that are generally higher than the negotiated commissions charged in the U.S. Moreover,
the   Fund's expenses may be higher due to the additional cost of custody of foreign securities. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the U.S.

          Dollar-Denominated Debt Obligations of Foreign Issuers. U.S. dollar-denominated debt securities issued by foreign corporations held by a Fund may not be registered with the Securities and Exchange Commission ("SEC"), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of debt securities held by the Fund than is available concerning
U.S. issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, limitations on the use or removal of funds or the assets of the Fund, and political or social instability or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

          Mortgage-Related Debt Securities. Mortgage-related debt securities represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed-through" to investors. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools.


          Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market, and active participation in the secondary market by securities dealers and many types of investors, historically have made interests in government and government-related pass-through pools highly liquid, although no guarantee regarding future market conditions can be made. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages and various social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed rate 30 year mortgages, common industry practice is to assume that prepayments will result in a 12 year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions concerning average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of underlying mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield of mortgage-related securities to differ from the assumed average life yield. In addition, as noted in the Prospectus, reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund.


          The coupon rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool, but only by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor of payment of the securities for the guarantee of the services of passing through monthly payments to investors. Actual yield may vary from the coupon rate, however, if mortgage-related securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that mortgages in the underlying pool are prepaid as noted above. In addition, interest on mortgage-related securities is earned monthly, rather than semi-annually as is the case for traditional bonds, and monthly compounding may tend to raise the effective yield earned on such securities.

          U.S. Government Obligations. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration,

International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.


          Futures Contracts. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The underlying instrument may be a specified type of security, such as U.S. Treasury bonds or notes.

          The majority of futures contracts are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss.

          If the Fund holds a futures contract until the delivery date, it will be required to complete the purchase and sale contemplated by the contract. In the case of futures contracts on securities, the purchaser generally must deliver the agreed-upon purchase price in cash, and the seller must deliver securities that meet the specified characteristics of the contract.

           The Fund may purchase futures contracts as an alternative to
purchasing actual securities.  For example, if   the Fund intended to
purchase bonds but had not yet done so, it could purchase a futures contract in order to lock in current bond prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. Alternatively, the Fund could purchase a futures contract if it had cash and short-term securities on hand that it wished to invest in longer-term securities, but at the same time that Fund wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations. In these strategies the Fund would use futures contracts to attempt to achieve an overall return --whether positive or negative -- similar to the return from longer-term securities, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days. However, because the Fund's cash that would otherwise have been invested in higher-yielding bonds would be held uninvested or invested in short-term securities so long as the futures position remains open, the Fund's return would involve a smaller amount of interest income and potentially a greater amount of capital gain or loss.

          The  Fund may sell futures contracts to hedge   its other
investments against changes in value, or as an alternative to sales of securities. For example, if the investment adviser anticipated a decline in bond prices, but did not wish to sell bonds owned by the Fund, it could sell a futures contract in order to lock in a current sale price. If prices subsequently fell, the future contract's value would be expected to rise and offset all or a portion of the loss in the bonds that the Fund had hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit of the Fund. In this type of strategy, the Fund's return will tend to involve a larger component of interest income, because the Fund will remain invested in longer-term securities rather than selling them and investing the proceeds in short-term securities which generally provide lower yields.

          Futures margin payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker (known as a futures commission merchant, or FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes
of   the Fund's investment limitations.  In the event of the bankruptcy of an
FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers. The investment adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

          Correlation of price changes. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to the Fund will not match that Fund's current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.


          Liquidity of futures contracts. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of seven days for some types of securities, the futures markets can provide liquidity superior to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions could also be impaired.

          Purchasing Put Options.  By purchasing a put option,   the Fund
obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. The option may give the Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the current market price for the option (known as the option premium). The option's underlying instrument may be a security, or a futures contract.

           The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. If the Fund exercises a put option on a futures contract, it assumes a seller's position in the underlying futures contract. Purchasing an option on a futures contract does not require the Fund to make futures margin payments unless it exercises the option. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

          Put options may be used by the Fund to hedge securities it owns, in a manner similar to selling futures contracts, by locking in a minimum price at which the Fund can sell. If security prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses. The put thus acts as a hedge against a fall in the price of such securities. However, all other things being equal (including security prices), option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option in the form of the premium (and transaction costs), a Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. This potential loss represents the cost of the hedge against a fall in prices. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged to the same extent as selling a futures contract.

          Purchasing Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). By purchasing a call option, the Fund would attempt to participate in potential price increases of the underlying instrument, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if security prices fell. At the same time, a Fund can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

          The  Fund will purchase call options only in connection with
"closing purchase transactions."   The Fund may terminate its position in a
call option by entering into a closing purchase transaction. A closing purchase transaction is the purchase of a call option on the same security with the same exercise price and call period as the option previously written by the Fund.
If the Fund is unable to enter into a closing purchase transaction, the Fund may be required to hold a security that it might otherwise have sold to protect against depreciation.

          Writing Put Options.  When  the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser.  In return for
receipt of the premium,   the Fund assumes the obligation to pay the strike
price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the
Fund will be required to make margin payments to an FCM as described above for
futures contracts.   The Fund may seek to terminate its position in a put
option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

           The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. As with other futures and options strategies used as alternatives for
purchasing securities,   the Fund's return from writing put options generally
will involve a smaller amount of interest income than purchasing longer-term securities directly, because the Fund's cash will be invested in shorter-term securities which usually offer lower yields.

          Writing Call Options. Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

          Combined Option Positions.   The Fund may purchase and write
options in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

          Risks of Options Transactions. Options are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

          Asset Coverage for Futures and Options Positions.  A Fund will not use
leverage in its options and futures strategies.   Such investments will be
made for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under
the hedge strategies.   The Fund will not enter into an option or futures
position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. A Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result,
there is a possibility that segregation of a large percentage of   the Fund's
assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

          Limitations on Futures and Options Transactions.  RBB   on behalf
of the  Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility includes the representation that the Fund will not enter into any commodity futures contract or option on a commodity futures contract if, as a result, the sum of initial
margin deposits on   commodity futures contracts and related commodity
options   and premiums paid for options on commodity futures contracts the
Fund has purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's total assets.

          In addition, the Fund will not enter into any futures contract and into any option if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of securities or other instruments underlying the respective Fund's other futures or options positions, would exceed 50% of the Fund's net assets.

          The Fund's limitations on investments in futures contracts and its policies regarding futures contracts and the limitations on investments in options and its policies regarding options discussed above in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit. The Fund will not modify the above limitations to increase its permissible futures and options activities without supplying additional information in a current Prospectus or Statement of Additional Information that has been distributed or made available to the Fund's shareholders.

          Various exchanges and regulatory authorities have recently undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures or options transactions, and proposals to increase the margin requirements for various types of strategies. It is impossible to predict what actions, if any, will result from these reviews at this time.

          Short Sales "Against the Box."  In a short sale,   the Fund sells a
borrowed security and has a corresponding obligation to the lender to return the
identical security.    The Fund may engage in short sales if at the time of
the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the
Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or a qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These
securities constitute  the Fund's long position.  The   Fund will not
engage in short sales against the box for speculative purposes.   The Fund
may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          Section 4(2) Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws and is generally sold to institutional investors such as the RBB which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

          Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the RBB's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund involved under the 1940 Act.

          Rights Offerings and Purchase Warrants. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

          Illiquid Securities.   The Fund may not invest more than 15% of its
total assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Fund's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. The Board has adopted a policy that the Fund will not purchase private placements (i.e. restricted securities other than Rule 144A Securities). Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          The SEC adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this relatively new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.


          The Advisor will monitor the liquidity of restricted securities in the Fund under the supervision of the Board of Directors. In reaching
liquidity decisions, the   Advisor may consider, inter alia, the following
factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Additional Investment Considerations

          Normally, RBB will issue shares representing an interest in the Balanced Fund only for cash or cash equivalents. Transactions involving the issuance of shares representing an interest in the Balanced Fund for securities or assets other than cash will be limited to bona fide reorganizations, statutory mergers and to other acquisitions of portfolio securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) which (a) meet the Balanced Fund's investment objectives and policies; (b) are acquired for investment and not for resale; (c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) have a readily ascertainable value as evidenced by a listing on the American Stock Exchange, the NYSE or NASDAQ.

Investment Limitations

          The Fund has adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined in Section
2(a)(42) of the Investment Company Act).  The  Fund may not:

          1. Borrow money, except from banks or by entering into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 30% of the value of the Fund's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing or reverse repurchase agreement and in amounts not in excess of 125% of the dollar amounts borrowed; or purchase portfolio securities while borrowings and reverse repurchase agreements in excess of 5% of the Balanced Fund's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Balanced Fund's securities by enabling the Balanced Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          2. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation;

          3. Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, except that the Fund may establish margin accounts in connection with its use of options, futures contracts and options on futures contracts;

          4. Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under Federal securities laws, and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting;

          5. Make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may purchase and sell puts and call options on securities, stock indices and currencies and may purchase and sell options on futures contracts;

          6. Purchase or sell real estate (including interests in real estate limited partnerships), provided that the Fund may invest in readily marketable interests in real estate investment trusts or in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

          7. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell futures contracts and related options;

          8.   Invest in oil, gas or mineral-related programs or leases;

          9. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and
limitations and except that   the Fund may enter into repurchase agreements;

          10. Purchase any securities issued by any other investment company except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer; or

          11. Make investments for the purpose of exercising control or management.

          In addition to the foregoing enumerated investment limitations, the Fund may not (a) invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations, (b) invest more than 5% of its total assets (taken at the time of purchase) in equity securities that are not readily marketable, and (c) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Fund to be invested in the obligations of issuers in any industry (exclusive of the U.S. Government and its agencies and instrumentalities).


                             DIRECTORS AND OFFICERS

          The directors and executive officers of RBB, their business addresses and principal occupations during the past five years are:





  Name, Address and Age        Position with           Principal Occupation
  -----------------------      RBB During Past         ---------------------
                               Five  Years
                               --------------

  Arnold M. Reichman*-47       Director                Since 1984, Managing Director and Assistant
  466 Lexington Avenue                                 Secretary, E.M. Warburg, Pincus & Co., Inc.;
  New York, NY   10017                                 Since 1984 Managing Director, Warburg Pincus
                                                       Counsellors, Inc.;  Since 1985, Vice President
                                                       and Secretary, Counsellors Securities Inc;
                                                       Officer of various investment companies
                                                       advised by Warburg, Pincus Counsellors, Inc.
                                                                                                  ----

  Robert  Sablowsky**-57       Director                Since 1985, Executive Vice President of
  14 Wall Street                                       Gruntal & Co., Inc.,  Director, Gruntal &
  New York, NY   10005                                 Co.,   Inc. and Gruntal Financial Corp.

  Francis  J. McKay-60         Director                Since 1963, Executive Vice President, Fox
  7701 Burholme Avenue                                 Chase Cancer Center (Biomedical  research
  Philadelphia, PA   19111                             and medical care.)

  Marvin E. Sternberg-61       Director                Since 1974, Chairman, Director and President,
  937 Mt. Pleasant Road                                Moyco Industries, Inc. (manufacturer of
  Bryn Mawr, PA   19010                                dental supplies and precision coated
                                                       abrasives); Since 1968, Director and
                                                       President, Mart MMM, Inc. (formerly
                                                       Montgomeryville Merchandise Mart Inc.) and
                                                       Mart PMM, Inc. (formerly Pennsauken
                                                       Merchandise Mart, Inc.) (Shopping Centers);
                                                       and Since 1975, Director and Executive Vice
                                                       President, Cellucap Mfg. Co., Inc.
                                                       (manufacturer of disposable headwear).
                                                                                                           -





  Name, Address and Age           Position with              Principal Occupation
  -----------------------         RBB During Past            --------------------
                                  Five  Years
                                  ---------------

  Julian A. Brodsky-62            Director                   Director, and Vice Chairman Comcast
  1234 Market Street                                         Corporation; Director,  Comcast Cablevision
  16th Floor                                                 of  Philadelphia (cable television and
  Philadelphia, PA  19107-3723                               communications) and Nextel (wireless
                                                             communications).

  Donald van Roden-71             Director                   Self-employed businessman.  From February 1980
  1200 Old Mill Lane                                         to march 1987, Vice Chairman, SmithKline
  Wyomissing, PA   19610                                     Beckman Corporation (pharmaceuticals);
                                                             Director, AAA Mid-Atlantic (auto service);
                                                             Director, Keystone Insurance Co.

   Edward J. Roach-71             President and              Certified Public Accountant; Vice Chairman of
  Bellevue Park Corporate         Treasurer                  the Board, Fox Chase Cancer Center; Vice
    Center
  400 Bellevue Parkway                                       President and Trustee,  Pennsylvania School
  Wilmington, DE  19809                                      for the   Deaf; Trustee, Immaculata
                                                             College; Vice President and Treasurer of
                                                             various investment companies advised by PNC
                                                             Institutional Management Corporation.

  Morgan R. Jones-56              Secretary                  Chairman of the law firm of Drinker Biddle &
  1100 PNB Bank Building                                     Reath, Philadelphia, Pennsylvania; Director,
  Broad and Chestnut Streets                                 Rocking Horse Child Care Centers of America,
  Philadelphia,  PA  19107                                   Inc.


-------------------------

* Mr. Reichman is an "interested person" of RBB as that term is defined in the 1940 Act by virtue of his position with Counsellors Securities Inc., RBB's distributor.

** Mr. Sablowsky is an "interested person" of RBB as that term is defined in the 1940 Act by virtue of his position with Gruntal & Co., Inc., a broker-dealer which sells RBB's shares.

          Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to RBB the firm to be selected as independent auditors.

          Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of RBB when the Board of Directors is not in session.

          Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board annually all persons to be nominated as directors of RBB.


          RBB pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of the Fund $9,500 annually and $700 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. Directors who are not affiliated persons of RBB are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Chairman (currently Donald Van Roden) receives an additional $5,000 for his services. For the year ended August 31,
 1995, each of the following members of the Board of Directors received compensation from the Fund in the following amounts: Julian A. Brodsky in the aggregate amount of $9,425; Francis J. McKay in the aggregate amount of $12,025; Marvin E. Sternberg in the aggregate amount of $12,675; Donald van Roden in the aggregate amount of $14,675. On October 24, 1990, RBB adopted, as a participating employer, RBB Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach) pursuant to which RBB will contribute on a monthly basis amounts equal to 10% of the monthly compensation of each eligible employee. By virtue of the services
performed by  WPC, the Fund's adviser, and   Counsellors Securities, the
Fund's distributor, RBB itself requires only one part-time employee. No officer, director or employee of WPC currently receives any compensation from RBB.

          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS

Advisory Agreements

           WPC renders advisory services to the Fund pursuant to an Investment Advisory Agreement. The Advisory Agreement relating to the Balanced Fund is dated September 30, 1994 ("Advisory Contract"). Prior to October 1, 1994, PIMC and WPC rendered advisory and sub-advisory services, respectively, to the Balanced Fund pursuant to Advisory and Sub-Advisory
Agreements dated August 16, 1988.   For the year ended August 31,  1995,
WPC waived advisory fees with respect to the  Balanced Fund in the amount of
 $14,367 under the Advisory Contract, and PIMC waived advisory fees in the amount of $362. During the same period, WPC received advisory fees (after waivers) in the amount of $0, and PIMC received advisory fees (after waivers) in the amount of $5,824,947.

          As required by various state regulations,  WPC will reimburse RBB or the  Fund (as applicable) if and to the extent that the aggregate
operating expenses of RBB or the   Fund exceeds applicable state limits for
the fiscal year, to the extent required by such state regulations. Currently, the most restrictive of such applicable limits is believed to be 2 1/2% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets and 1 1/2% of the remaining average annual net assets. Certain expenses, such as brokerage commissions, taxes, interest and extraordinary items, are excluded from this limitation. Whether such expense limitations apply to RBB as a whole or to the Fund depends upon the particular regulations of such states.

          The  Fund bears all of  its own expenses not specifically
assumed by  WPC.  General expenses of RBB not readily identifiable as belonging to a portfolio of RBB are allocated among all investment portfolios by or under the direction of RBB's Board of Directors in such manner as the Board
determines to be fair and equitable.  Expenses borne by   the Fund include,
but are not limited to, the following (or   the Fund's share of the
following):  (a) the cost (including brokerage commissions) of securities
purchased or sold by   the Fund and any losses incurred in connection
therewith; (b) fees payable to and expenses incurred on behalf of the Fund by WPC; (c) expenses of organizing RBB that are not attributable to a class of RBB; (d) certain of the filing fees and expenses relating to the registration and qualification of RBB and the Fund's shares under Federal and/or state securities laws and maintaining such registrations and qualifications; (e) fees and salaries payable to RBB's directors and officers; (f) taxes (including any income or franchise taxes) and governmental fees; (g) costs of any liability and other insurance or fidelity bonds; (h) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against RBB or the Fund for violation of any law; (i) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors;
(j) charges of custodians and other agents; (k) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (l) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (m) any extraordinary expenses;
(n) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (o) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (p) costs of PFPC's use of independent pricing services to value a portfolio's securities; and (q) the cost of investment company literature and other publications provided by RBB to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of RBB, are allocated to such class.

          Under the Advisory Contract, WPC will not be liable for any error of judgment or mistake of law or for any loss suffered by RBB or the

Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of WPC in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

          The Advisory  Contract was approved on  July 26, 1995, by vote of RBB's Board of Directors, including a majority of those directors who are not
parties to the Advisory   Contract or interested persons (as defined in the
1940 Act) of such parties. The Advisory Contract is terminable by vote of RBB's Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to WPC. The Balanced Fund Advisory Contract became effective on October 1, 1994 and was approved by shareholders at a special meeting held September 30, 1994. The Advisory Contract terminates automatically in the event of assignment thereof.

Custodian Agreements

          PNC Bank is custodian of RBB's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts
in the name of the   Fund (b) holds and transfers portfolio securities on
account of the  Fund, (c) accepts receipts and makes disbursements of money on behalf of the  Fund, (d) collects and receives all income and other
payments and distributions on account of the   Fund's portfolio securities
and (e) makes periodic reports to the RBB's Board of Directors concerning the Fund's operations. PNC Bank is authorized to select one or more banks or
trust companies to serve as sub-custodian on behalf of   RBB, provided that
PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds RBB harmless from the acts and omissions of any sub-custodian. For its services to RBB under the Custodian Agreement, PNC
Bank receives a fee which is calculated based upon the Fund's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000 per Fund, exclusive of transaction charges and out-of-pocket expenses, which are also charged to RBB.

          State Street Bank and Trust Company ("State Street") is co-custodian of the Fund's foreign securities pursuant to a sub-custodian agreement dated October 26, 1994 (the "Foreign Custodian Agreement"). Under the Foreign Custodian Agreement, State Street performs custodial functions with respect to
the   Fund's non-U.S. portfolio holdings, including appointment of non-U.S.
custodians and agents.

Transfer Agency and Sub-Transfer Agency Agreements

          PFPC, Inc. ("PFPC"), an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Shares pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"). State
Street Bank and Trust Company ("State Street") acts as
shareholder servicing agent, sub-transfer agent and dividend disbursing agent for the Fund, under which it (a) issues and redeems Shares, (b) addresses and mails all communications by the  Fund to record owners of  Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to RBB's Board of
Directors concerning the operations of the  class .   For its services to the
Fund under the Sub-Transfer Agency Agreement, State Street receives a fee at the annual rate of $8.00 per account for the Funds, plus $5.00 per new account establishment, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

Co-Administration Agreements

          Counsellors Funds Service, Inc. ("Counsellors Service") serves as co-administrator to the Fund pursuant to a Co-Administration Agreement dated August 4, 1994 (the "Counsellors Service Co-Administration
Agreement"). Counsellors Service has agreed to provide shareholder liaison services to the Fund including responding to shareholder inquiries and providing information on shareholder accounts. The Counsellors Service Co-Administration Agreement provides that Counsellors Service shall not be liable for any error of judgment or mistake of law or any loss suffered by RBB
or the   Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or negligence, or reckless disregard of its duties and obligations thereunder. In consideration for providing services pursuant to the Counsellors Service Co-Administration
Agreement, Counsellors Services receives a fee with respect to the   Balanced
Fund calculated at an annual rate of .10% of average daily net assets. Under the Counsellors Service Co-Administration Agreements, the Balanced Fund paid Counselors Service $1,597 for the fiscal year ended August 31, 1995.

          PFPC also serves as co-administrator to the Fund pursuant to a Co-Administration Agreements dated August 4, 1994 (the "PFPC Co-Administration
 Agreement"). PFPC has agreed to calculate the Fund's net asset values, provide all accounting services for the Fund, and assist in related aspects of the Fund's operations. The PFPC Co-Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by RBB or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or negligence, or reckless disregard of its duties and obligations thereunder. In consideration for providing services pursuant to the PFPC Co-Administration Agreement, PFPC receives a fee with respect to the Balanced Fund calculated at an annual rate of .15% of average daily net assets, with a minimum annual fee of $75,000. Under the PFPC Co-Administration Agreements, the Balanced Fund paid PFPC $0 (after waivers) for the fiscal year ended August 31, 1995.

Distribution and Shareholder Servicing

           Counsellors Securities has entered into a Servicing Agreement with Service Organizations with respect to the Balanced Fund pursuant to which support services are provided to the holders of Advisor Shares in consideration of the Funds' payment of up to .50%, on an annualized basis of the average daily net assets of the Advisor Shares held of record of each Fund. See
Prospectus, "Shareholder Servicing." Counsellors Securities may, in the future, enter into additional Servicing Agreements with Service Organizations to perform certain distribution, shareholder servicing, administrative and accounting services for their Customers who are beneficial owners of the Fund's shares.

          A Service Organization with which Counsellors Securities has entered into Servicing Agreements on behalf of the Fund may charge a Customer one or more of the following types of fees, as agreed upon by the Service Organization and the Customer, with respect to the cash management or other services provided by the Service Organization: (a) account fees (a fixed amount per month or per year); (b) transaction fees (a fixed amount per transaction processed); (c) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (d) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by a Service Organization to Customers are in addition to, and not duplicative of, the services to be provided under Servicing Agreements. A Customer of a Service Organization should read the Fund's Prospectus and Statement of Additional Information in conjunction with the Servicing Agreement and other literature describing the services and related fees that would be provided by the Service Organization to its Customers prior to any purchase of shares of the Fund. Service Organizations and other interested investors may obtain Prospectuses from the
 Fund's distributor upon request. No preference will be shown in the selection of the Fund's portfolio investments for the instruments of Service Organizations.

          There are currently unresolved issues with respect to existing laws and regulations relating to the permissible activities of banks and trust companies, including the extent to which certain Service Organizations may perform shareholder and administrative services. A judicial or administrative decision or interpretation with respect to those laws and regulations, as well as future changes in such laws and regulations, could prevent certain Service Organizations from performing these services or from receiving payments for performing such services. If a Service Organization was prohibited from performing these services, it is expected that all arrangements between Counsellors Securities or behalf of the Fund and the Service Organization would be terminated and that Customers of the Service Organization who seek to invest in the Fund would have to purchase and redeem shares directly through
the   Fund's distributor or transfer agent.

          Counsellors Securities' agreements with Service Organizations is governed by a Distribution Plan (the "Plan"). The Plan requires PFPC and Counsellors Service, the Fund's co-administrators, to provide the Board of Directors, at least quarterly, with written reports of amounts expended under the Plan and the purpose for which such expenditures were made. The Plan will continue in effect for so long as their continuance is specifically approved at least annually by the Board of Directors, including a majority of the Directors who are not interested persons of RBB and who have no direct or indirect financial interest in the operation of the Plan ("Independent Directors"). Any material amendment of the Plan would require the approval of the Board of Directors in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund.

                                FUND TRANSACTIONS


          Subject to policies established by the Board of Directors, WPC is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, WPC seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While WPC generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best results in particular transactions.

          No Fund has any obligation to deal with any broker or group of brokers
in the execution of portfolio transactions.    WPC may, consistent with the
interests of the Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services
they provide to the  Fund and other clients of   WPC.  Information and
research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by WPC under its respective contracts.
A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that WPC, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of or WPC, as applicable, to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

          Corporate debt and U.S. Government securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

           WPC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Fund prior to their maturity at
                                       22
their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Fund's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Fund would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

          Investment decisions for the Fund and for other investment accounts managed by WPC are made independently of each other in the light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account.
While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to the Fund. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which WPC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the RBB's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the RBB's directors as deemed necessary from time to time, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that WPC not participate in or benefit from the sale to the Fund.

          In no instance will portfolio securities be purchased from or sold to Counsellors Securities, PNC Bank or WPC or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

          During the year ended August 31, 1995, the Balanced Fund paid $9,437 of brokerage commissions.

          A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund. Federal income tax laws may restrict the extent to
which   the Fund may engage in short term trading of securities.  See
"Taxes".  For the year or period ended August 31,  1995, the   Balanced
Fund had a portfolio turnover rate of 107%. The Fund anticipates that its annual portfolio turnover rate will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

                       PURCHASE AND REDEMPTION INFORMATION

          The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by RBB and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. RBB has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

          Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.
(The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


                               VALUATION OF SHARES

          The net asset value per share of the Fund is calculated as of 4:00 p.m. Eastern Time on each Business Day. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed). Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the evaluation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at 4:00 p.m.; securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

          In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith or under the direction of RBB's Board of Directors.


                             PERFORMANCE INFORMATION

          Total Return. For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission, the Fund's advertising performance must include total return quotes calculated according to the following formula:

               P(1 + T)n = ERV

   Where:      P =  a hypothetical initial payment of $1,000

               T =  average annual total return

               n =  number of years (1, 5 or 10)

             ERV =   ending redeemable value at the end of the 1, 5 or 10 year
periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

          Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value, as described in the Prospectus, on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

          Calculated according to the SEC rules, for the   period from July
31, 1995 (commencement of operations) to August 31, 1995, both the average total return and the aggregate total return was 3.82% (annualized) for the Balanced Fund.

          Performance.  From time to time, the  Fund may advertise
its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning of the measuring period to the end of the
measuring period.  The figures reflect changes in the price of   the Fund's
shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be
shown for other periods as well (such as from commencement of   the Fund's
operations or on a year-by-year, quarterly or current year-to-date basis).

          When considering average total return figures for periods longer than
one year, it is important to note that   the Fund's annual total return for
one year in the period might have been grater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Fund seeks long-term appreciation and that such return may not be representative of the Fund's return over a longer market cycle. The Fund may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period (again reflecting changes in the Fund's share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs, may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions) and would be quoted separately for each class of the Fund's shares.

          Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance.

          In reports or other communications to investors or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare their performance with (1) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (2) with the S&P 500, which is an unmanaged indexes of common stocks prepared by Standard & Poor's Corporation or (3) other appropriate indices of investment securities or with data developed
by Counsellors derived from such indices.  The   Fund may also include
evaluations published by nationally recognized ranking services and by financial publications that are nationally recognized, such as The Wall Street Journal, Investor's Daily, Money, Inc., Institutional Investor, Barron's, Fortune, Forbes Business Week, Morningstar, Inc. and Financial Times.

          In reports or other communications to investors or in advertising, the Fund may also describe the general biography or work experience of the
portfolio managers of the   Fund and may include quotations attributable to
the portfolio managers describing approaches taken in managing the   Fund's
investments, research methodology, underlying stock selection or the Fund's investment objective. The Fund may also discuss the continuum of risk and return relating to different investments, and the potential impact of foreign stock on a portfolio otherwise composed of domestic securities. In addition, the Fund may from time to time compare their expense ratios to those of investment companies with similar objective and policies, as advertised by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

          Yield. The Fund may also advertise its yield. Under the rules of the SEC, the Fund advertising yield must calculate yield using the following formula:

               YIELD = 2 [(a-b+1)6 - 1]
                           ---
                            cd

     Where:    a =  dividends and interest earned during the period.

               b =  expenses accrued for the period (net of reimbursement).

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

               d = the maximum offering price per share on the last day of the period.

          Under the foregoing formula, yield is computed by compounding semi-annually, the net investment income per share earned during a 30 day period divided by the maximum offering price per share on the last day of the period. For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

          The yield for the 30 day period ended August 31,   1995 was 0.85%
for the Balanced Fund.

          Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields will fluctuate, they cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

          The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the rates on the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Fund, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, the Fund's investment adviser or sub-adviser will consider whether the Fund should continue to hold the obligation.

          From time to time, in advertisements or in reports to shareholders with respect to the Fund, the yields of the Fund may be quoted and compared to those o other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of the Fund may be compared to the Donoghue's Money RRB Report(R) of Holliston, MA, 10746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.

                                   TAXES

          The following is only a summary of certain additional tax considerations generally affecting the Fund and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or their shareholders, and the discussion here and in the RBB's Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

          The Fund has elected to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net taxable investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for Federal excise tax (discussed below).

          In addition to satisfaction of the Distribution Requirement each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of any of the following investments, if such investments were held for less than three months: (a) stock or securities (as defined in Section 2(a)(36) of the 1940 Act); (b) options, futures, or forward contracts (other than options, futures or forward contracts on foreign currencies); and (c) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the regulated investment company's principal business of investing in stock or securities (or options and futures with respect to stocks or securities) (the "Short-Short Gain Test"). Interest (including accrued original issue discount and, in the case of debt securities bearing taxable interest income, "accrued market discount") received by the Fund at maturity or on disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security for purposes of the Short-Short Gain Test. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

          Future Treasury regulations may provide that currency gains that are not "directly related" to the Fund's principal business of investing in stock or securities (or in options or futures with respect to stock or securities) will not satisfy the Income Requirements. Income derived by a regulated investment company from a partnership or trust will satisfy the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if they were realized by a regulated investment company in the same manner as realized by the partnership or trust.

          In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total
assets in securities of such issuer and as to which   the Fund does not hold
more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which the engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").

          The Internal Revenue Service has taken the position, in informal rulings issued to other taxpayers, that the issuer of a repurchase agreement is the bank or dealer from which securities are purchased. A Fund will not enter into repurchase agreements with any one bank or dealer if entering into such agreements would, under the informal position expressed by the Internal Revenue Service, cause it to fail to satisfy the Asset Diversification Requirement.

          Distributions of investment company taxable income will be taxable (subject to the possible allowance of the dividend received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from RBB in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.


          The Fund intends to distribute to shareholders its excess of net long-term capital gain over net short-term capital loss ("net capital gain"), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by any Fund as capital gain dividends may not exceed the net capital gain of the Fund for any taxable year, determined by excluding any net capital loss or net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as capital gain dividends in a written notice mailed by RBB to shareholders not later than 60 days after the close of each Fund's respective taxable year.

          In the case of corporate shareholders, distributions (other than capital gain dividends) of a Fund for any taxable year generally qualify for the 70% dividends received deduction to the extent of the gross amount of
"qualifying dividends" received by  the Fund for the year.   Generally, a
dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation. However, a dividend received by a taxpayer will not be treated as a "qualifying dividend" if (1) it has been received with respect to any share of stock that the taxpayer has held for 45 days (90 days in the case of certain preferred stock) or less (excluding any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend), or (2) to the extent that the taxpayer is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. RBB will designate the portion, if any, of the distribution made by the Fund that qualifies for the dividends received deduction in a written notice mailed by RBB to shareholders not later than 60 days after the close of the Fund's taxable year.

          Investors should note that changes made to the Code by the Tax Reform Act of 1986 and subsequent legislation have not entirely eliminated distinctions in the tax treatment of capital gain and ordinary income distributions. The nominal maximum marginal rate on ordinary income for individuals, trusts and estates is currently 31%, but for individual taxpayers whose adjusted gross income exceeds certain threshold amounts (that differ depending on the taxpayer's filing status) in taxable years beginning before 1996, provisions phasing out personal exemptions and limiting itemized deductions may cause the actual maximum marginal rate to exceed 31%. The maximum rate on the net capital gain of individuals, trusts and estates, however, is in all cases 28%. Capital gains and ordinary income of corporate taxpayers are taxed at a nominal maximum rate of 34% (an effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000). Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.


          Distributions of net investment income received by the Fund from investments in debt securities will be taxable to shareholders as ordinary income and will not be treated as "qualifying dividends" for purposes of the dividends received deduction.

          A shareholder will recognize gain or loss upon an exchange of shares
of  the Fund for shares of another   Warburg Pincus Advisor Fund upon
exercise of an exchange privilege. Shareholders may not include the initial sales charge in the tax basis of the Shares exchanged for shares of another Warburg Pincus Advisor Fund for the purpose of determining gain or loss on the exchange, where the Shares exchanged have been held 90 days or less. The sales charge will increase the basis of the shares acquired through exercise of the exchange privilege (unless the shares acquired are also exchanged for shares of another Warburg Pincus Advisor Fund within 90 days after the first exchange).

          The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Because the Fund intends to distribute all of its taxable income currently, no Fund anticipates incurring any liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.

          RBB will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to RBB that he is not subject to backup withholding or that he is an "exempt recipient."

          The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

          Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in
which   its offices are maintained, in which  its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

                              DESCRIPTION OF SHARES
                              ---------------------

          The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 12.2 billion shares are currently classified as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (U.S. Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (U.S. Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (U.S. Government Money), 500 million shares are classified as Class T Common Stock (International), 500 million shares are classified as Class U Common Stock (High Yield), 500 million shares are classified as Class V Common Stock (Emerging), 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock (U.S. Core Equity), 50 million shares are classified as Class Y Common Stock (U.S. Core Fixed Income), 50 million shares are classified as Class Z Common Stock (Global Fixed Income), 50 million shares are classified as Class AA Common Stock (Municipal Bond), 50 million shares are classified as Class BB Common Stock (BEA Balanced), 50 million shares are classified as Class CC Common Stock (Short Duration), 100 million shares are classified as Class DD Common Stock (Growth & Income Series 2), 100 million shares are classified as Class EE Common Stock (Balanced Series 2), 700 million shares are classified as Class Alpha 1 Common Stock (Money), 200 million shares are classified as Class Alpha 2 Common Stock (Municipal Money), 500 million shares are classified as Class Alpha 3 Common Stock (U.S. Government Money), 100 million shares are classified as Class Alpha 4 Common Stock (N.Y. Money), 1 million shares are classified as Class Beta 1 Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 1 million shares are classified as Gamma 1 Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (U.S. Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (U.S. Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (U.S. Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class A, C and D Common Stock constitute the No Load Classes of the Growth & Income, Balanced and Tax Free Funds, respectively. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

          The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Warburg Pincus Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Bradford Family, the BEA Family, the Janney Montgomery Scott Money Family, the Beta Family, the Gamma Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in one non-money market portfolio as well as the Money Market and Municipal Money Market Portfolios; the Warburg Pincus Family represents interests in the Growth & Income, Balanced, and Tax Free Funds; the Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios; the Bradford Family represents interests in the Municipal Money Market and Government Obligations Money Market Portfolios; the BEA Family represents interests in nine non-money market portfolios; the Janney Montgomery Scott Family and the Beta, Gamma, Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios.

                  ADDITIONAL INFORMATION CONCERNING FUND SHARES

          RBB does not currently intend to hold annual meetings of shareholders
except as required by the 1940 Act or other applicable law.   RBB's amended
By-Laws provide that shareholders collectively owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

          As stated in the Prospectus, holders of shares of each class of RBB will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

          Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law, (for example by Rule 18f-2 discussed above) or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                  MISCELLANEOUS

          Counsel. The law firm of Ballard Spahr Andrews & Ingersoll, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103 serves as counsel to RBB, PIMC, PNC Bank and PFPC. The law firm of Drinker Biddle & Reath,
1100 Philadelphia National Bank Building, Broad and Chestnut Streets,

Philadelphia, Pennsylvania 19107, serves as counsel to RBB's independent directors.

          Independent Accountants. Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as RBB's independent accountants. RBB's financial statements which appear in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., as set forth in their report, which also appears in this Statement of Additional Information, and have been included herein in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


          Control Persons. As of November 6, 1995, to RBB's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of RBB
indicated below.   See "Description of Shares" above.  RBB does not know
whether such persons also beneficially own such shares.

  PORTFOLIO                NAME AND ADDRESS                    PERCENT OWNED
 -------------             ----------------                    -------------

 Warburg Pincus            Charles Schwab & Co., Inc.              32.97
 Growth & Income Fund      Reinvest Account
 (Class A)                 Attn:   Mutual Funds Dept.
                           101 Montgomery Street
                           San Francisco, CA  94104-4122


                           National Financial Services Corp.       12.78
                           FBO Customers
                           P.O. Box 3908
                           Church Street Station
                           New York,  New York  10008-3908


 Warburg Pincus            Charles Schwab & Co., Inc.              39.41
  Balanced Fund            Reinvest Account
 (Class C)                 Attn:  Mutual Funds Dept.
                           101 Montgomery Street
                           San Francisco, CA  94104-4122


                           National Financial Services Corp.       19.15
                           FBO Customers
                           P.O. Box 3908
                           Church Street Station
                           New York, New York  10008-3908


 Warburg Pincus            Gruntal Co.                             11.30
 Tax Free Fund             FBO 995-10702-19
 (Class D)                 14 Wall Street
                           New York, New York  10005-2176


                           Gruntal Co.                             10.20
                           FBO 995-16852-14
                           14 Wall Street
                           New York,  New York  10005-2176

  PORTFOLIO                NAME AND ADDRESS                    PERCENT OWNED
 -------------             ----------------                    -------------

 RBB Money Market          Luanne M. Garvey and Robert J.         13.748
 Portfolio                 Garvey
 (Class E)                 2729 Woodland Avenue
                           Trooper, PA  19403


                           PNC Bank, NA Custodian FBO              13.048
                           Harold T. Erfer
                           414 Charles Lane
                           Wynnewood, PA  19096


                           PNC Bank, NA Custodian FBO Karen        16.954
                           M. McElhinny and Contribution
                           Account
                           4943 King Arthur Drive
                           Erie, PA  16506


                           E.L. Haines Jr. and Betty J.            7.862
                           Haines
                           2341 Pinebluff Drive
                           Dallas, TX  75228


                           John Robert Estrada and                 13.600
                           Shirley Ann Estrada
                           1700 Raton Drive
                           Arlington, TX  76018


                           Eric Levine and Linda & Howard          29.640
                           Levine
                           67 Lanes Pond Road
                           Howell, NJ  07731


 RBB Municipal Money       William B. Pettus  Trust             12.614
 Market Portfolio          Augustine W. Pettus Trust
 (Class F)                 827 Winding Path Lane
                           St. Louis, MO   63021-6635


                           Seymour Fein                            87.385
                           P.O. Box 486
                           Tremont Post Office
                           Bronx, NY  10457-0486


 Cash Preservation Money   Jewish Family and  Children's        54.415
 Market Portfolio          Agency of Philadelphia
 (Class G)                 Capital Campaign
                           Attn:  S. Ramm
                           1610 Spruce Street
                           Philadelphia, PA   19103


                           Helen M. Ellenby                         5.866
                           503 Falcon Lane
                           West Chester, PA  19382-5716

  PORTFOLIO                NAME AND ADDRESS                    PERCENT OWNED
 -------------             ----------------                    -------------

                           Lynda R. Succ Trustee for in Trust      11.363
                           under The Lynda R. Campbell Caring
                           Trust
                           935 Rutger Street
                           St. Louis, MO   63104

 Cash Preservation         Kenneth Farwell and Valerie             7.020
 Municipal Money Market    Farwell Jt. Ten
 Portfolio                 3854 Sullivan
 (Class H)                 St. Louis, MO   63107


                           Larnie Johnson and Mary Alice           6.449
                           Johnson
                           4927 Lee Avenue
                           St. Louis, MO  63115-1726


                           Deborah C. Brown  of Trustee         60.191
                           for Barbara  J.C. Custis
                           Trustee
                           The Crowe Trust
                           9921 West 128th  Terrace
                           Overland Park, KS   66213


 Sansom Street Money       Wasner & Co.                            14.119
 Market Portfolio          FAO Paine Webber and Managed
 (Class I)                 Assets  Sundry Holdings
                           Attn:  Joe Domizio
                           200 Stevens Drive
                           Lester, PA   19113


                           Saxon and Co.                           75.097
                           FBO Paine Webber
                           P.O. Box 7780 1888
                           Philadelphia, PA  19182



                           Robertson Stephens & Co.                10.432
                           FBO Exclusive Benefit Investors
                           555 California St./#2600
                           San Francisco, CA  94104


 Bedford New York          Laurel Holding Co.                       7.7
 Municipal Money Market    P.O. Box 2021
 (Class O)                 Jamesport, NY   11947


 BEA High Yield Portfolio  Chase Manhattan Bankers Trustee         17.943
 (Class U)                 for Kendale Company Master Pension
                           Plan
                           Attn: Mark Tesoriero
                           3 Metrotech Center
                           6th Floor
                           Brooklyn, NY  11245

  PORTFOLIO                NAME AND ADDRESS                    PERCENT OWNED
 -------------             ----------------                    -------------

                           Temple Inland Master Retirement         5.902
                           Trust
                           303 South Temple Drive
                           Diboll, TX  75941


                           State of Oregon                         55.342
                           Treasury Department
                           159 State Capital Building
                           Salem, OR   97310


 BEA Emerging Markets      Wachovia Bank North Carolina Trust      8.571
 Equity Portfolio          for Carolina Power & Light Co.
 (Class V)                 Supplemental Retirement Trust
                           301 N. Main Street
                           Winston-Salem, NC  27101


                           Northern Trust Company Trustee for      19.696
                           Texas Instruments Employee Plan
                           P.O. Box 92956
                           Chicago, IL  60675-2956


                           Hall Family Foundation                  19.836
                           P.O. Box 419580
                           Kansas City, MO  64208


                           Northern Trust                          11.799
                           Trustee for Pillsbury
                           P.O. Box 92956
                           Chicago, IL  60675


                           Amherst H. Wilder Foundation            5.829
                           919 Lafond Avenue
                           St. Paul, MN  55104


 BEA US Core Equity        Bank of New York                        61.989
 Portfolio                 Trust APU Buckeye Pipeline
 (Class X)                 One Wall Street
                           New York, NY   10286


                           Werner & Pfleiderer Pension             11.181
                           Plan Employees
                           663 E. Crescent Avenue
                           Ramsey, NJ  07446


                           BEA Associates                          10.151
                           FAO Profit Sharing Trust
                           153 E. 53rd Street
                           New York, NY  10022


                           BEA Associates                          6.023
                           FAO Pension Trust
                           153 E. 53rd Street
                           New York, NY  10022

  PORTFOLIO                NAME AND ADDRESS                    PERCENT OWNED
 -------------             ----------------                    -------------

 BEA US Core Fixed Income  New England UFCW & Employers'           31.493
 Portfolio                 Pension Fund Board of Trustees
 (Class Y)                 161 Forbes  Road, Suite 201
                           Braintree, MA  02184


                           Bankers  Trust                          24.555
                           Trust Pechniney Corp. Pension
                           Master Trust
                           34 Exchange Place
                           4th Floor
                           Jersey City, NJ   07302

                           Kollmorgen Corporation                  5.773
                           Pension Trust
                           1601 Thapelo Road
                           Waltham, MA  02154


                           Patterson & Co.                         21.176
                           P.O. Box 7829
                           Philadelphia, PA  19102


 BEA Global Fixed Income   Sunkist Master Trust                    64.337
 Portfolio                 14130 Riverside Drive
 (Class Z)                 Sherman Oaks, CA  91423


                           Key Trust Co. of Ohio                   35.661
                           FBO Eastern Enterp. Collective
                           Inv. Trust
                           P.O. Box 901536
                           Cleveland, OH  44202-1559



 BEA Municipal Bond Fund   William A. Marquard                     29.461
 Portfolio                 2199 Maysville Rd.
 (Class AA)                Carlisle, KY  40311


                           Arnold Leon                             10.294
                           c/o Fiduciary Trust Company
                           P.O. Box 3199
                           Church Street  Station
                           New York, NY   10008


                           Edgar E. Sharp                          7.331
                           P.O. Box 8338
                           Longboat Key, FL  34228


                           John C. Cahill                          13.513
                           c/o David Holmgren
                           30 White Birch Lane
                           Cots Cob, CT  06870


                           Irwin Bard                              7.247
                           1750 North East 183rd St.
                           North Miami Beach, FL  33160

  PORTFOLIO                NAME AND ADDRESS                    PERCENT OWNED
 -------------             ----------------                    -------------

  Warburg Pincus Growth &  Connecticut General Life Ins. Co.       98.68
 Income Series 2           on behalf of its separate accounts
 (Class DD)                55E 55F 55G c/o Melissa Spencer
                           M110
                           CIGNA Corp. P.O. Box 2975
                           Hartford, CT  06104-2975


 Warburg Pincus Balanced   Warburg Pincus Counsellors Inc.         85.15
 Fund                      Attn:  Stephen Distler
 Series 2                  466 Lexington Avenue
 (Class EE)                10th Floor
                           New York, New York  10017-3140


 Janney Montgomery Scott   Janney Montgomery Scott                  100
 Money Market Portfolio    1801 Market Street
 (Class Alpha 1)           Philadelphia, PA  19103-1675


 Janney Montgomery Scott   Janney Montgomery Scott                  100
 Municipal Money Market    1801 Market Street
 Portfolio                 Philadelphia, PA  19103-1675
 (Class Alpha 2)


 Janney Montgomery Scott   Janney Montgomery Scott                  100
 Government Obligations    1801 Market Street
 Money Market Portfolio    Philadelphia, PA  19103-1675
 (Class Alpha 3)



 Janney Montgomery Scott   Janney Montgomery Scott                  100
 New York Municipal Money  1801 Market Street
 Market Portfolio          Philadelphia, PA  19103-1675
 (Class Alpha 4)


          As of such date, no person owned of record or, to RBB's knowledge, beneficially, more than 25% of the outstanding shares of all classes of RBB.

          As of the above date, directors and officers as a group owned less than one percent of the shares of RBB.

          Litigation.  There is currently no material litigation affecting RBB.

--------------------------------------------------------------------------------
WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS
August 31, 1995
--------------------------------------------------------------------------------

                                                      NUMBER
                                                     OF SHARES        VALUE
                                                     ---------    --------------
COMMON STOCKS AND WARRANTS (82.2%)
Aerospace (1.3%)
 Allied-Signal, Inc.                                   325,000    $   14,421,875
                                                                  --------------
Agriculture Production Corporations (0.4%)
 Terra Industries, Inc.                                320,300         4,284,013
                                                                  --------------
Air Conditioning & Heating (0.9%)
 Management Systems Johnson Controls, Inc.             170,000        10,348,750
                                                                  --------------
Automobiles (1.3%)
 Navistar International**                            1,130,000        14,690,000
                                                                  --------------
Banking (3.2%)
 First Interstate Bancorp                              368,000        35,144,000
                                                                  --------------
Chemicals (1.4%)
 PPG Industries, Inc.                                  355,000        15,176,250
                                                                  --------------
Construction (2.2%)
 Stone & Webster, Inc.                                 655,000        24,235,000
                                                                  --------------
Electronic Computers (6.2%)
 GRC International, Inc.**                             667,000        16,341,500
 Honeywell, Inc.                                       655,000        28,656,250
 International Business Machines Corp.                 221,000        22,845,875
                                                                  --------------
                                                                      67,843,625
                                                                  --------------
Electronics (1.2%)
 Motorola, Inc.                                        175,000        13,081,250
                                                                  --------------
Entertainment (3.8%)
 Acclaim Entertainment, Inc.**                       1,420,000        35,855,000
 Boardwalk Casino, Inc.**                              525,000         4,528,125
 Boardwalk Casino, Inc. Warrants
   (expire 02/14/98)**                                 375,000         1,453,125
                                                                  --------------
                                                                      41,836,250
                                                                  --------------
Financial Services (7.0%)
 BankAmerica Corp.                                     655,000        37,007,500
 Crestar Financial Corp.                               270,000        15,221,250
 Loyola Capital Corp.                                  247,500         8,662,500
 Midlantic Corp.                                       302,000        15,553,000
                                                                  --------------
                                                                      76,444,250
                                                                  --------------
Insurance (3.3%)
 Chubb Corp.                                           150,000        13,687,500
 USF&G Corp.                                         1,234,000        22,366,250
                                                                  --------------
                                                                      36,053,750
                                                                  --------------

                See Accompanying Notes to Financial Statements.

                                      F-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS (CONT'D)
August 31, 1995
--------------------------------------------------------------------------------

                                                      NUMBER
                                                     OF SHARES        VALUE
                                                     ---------    --------------
COMMON STOCKS AND WARRANTS (CONT'D)
Manufacturing (4.5%)
 Corning Glass, Inc.                                   909,000    $   29,656,125
 Rauma OY Sponsored ADR**                              102,900         2,443,875
 Trinity Industries, Inc.                              500,000        16,187,500
 Whitman Corp.                                          50,000         1,006,250
                                                                  --------------
                                                                      49,293,750
                                                                  --------------
Medical & Medical Services (1.9%)
 Acuson Corp.**                                        210,000         2,756,250
 Foxmeyer Health Corp.**                               689,000        17,741,750
                                                                  --------------
                                                                      20,498,000
                                                                  --------------
Metals & Mining (19.0%)
 Echo Bay Mines Ltd.                                   500,000         5,187,500
 Hecla Mining Co.**                                  1,940,000        22,310,000
 Homestake Mining Co.                                2,282,500        37,661,250
 Inco Ltd.                                             985,000        34,475,000
 Newmont Mining Corp.                                  903,000        39,280,500
 Pegasus Gold, Inc.**                                1,419,000        17,737,500
 Placer Dome, Inc.                                   1,519,600        39,699,550
 Prime Resources Group, Inc.**                       1,400,000        11,210,360
                                                                  --------------
                                                                     207,561,660
                                                                  --------------
Oil (1.0%)
 Quaker State Corp.                                    715,000        10,725,000
                                                                  --------------
Oil Services (4.4%)
 Baker Hughes, Inc.                                    871,500        19,608,750
 Halliburton Co.                                       521,000        22,077,375
 Occidental Petroleum Corp.                            280,000         6,090,000
                                                                  --------------
                                                                      47,776,125
                                                                  --------------
Steel (13.0%)
 AK Steel Holding Corp.**                              454,000        14,471,250
 Bethlehem Steel Corp.**                             1,581,000        23,122,125
 CBI Industries, Inc.                                1,160,000        28,420,000
 Inland Steel Industries, Inc.                         585,000        16,014,375
 LTV Corp.**                                         1,122,500        17,539,062
 USX-US Steel Group                                  1,050,000        34,387,500
 WHX Corp.**                                           623,000         7,865,376
                                                                  --------------
                                                                     141,819,688
                                                                  --------------
Telecommunications (5.6%)
 Airtouch Communications, Inc.**                       363,400        11,810,500
 Comcast Corp. Special Class A Non-Voting            1,000,000        21,375,000
 Qualcomm, Inc.**                                      280,000        13,650,000
 Tele-Communications, Inc. Class A**                   800,000        14,800,000
                                                                  --------------
                                                                      61,635,500
                                                                  --------------

                See Accompanying Notes to Financial Statements.

                                      F-2
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS (CONCLUDED)
August 31, 1995
---------------------------------------------------------------------------------------------------
                                                                       NUMBER
                                                                      OF SHARES        VALUE
                                                                      ---------    --------------
COMMON STOCKS AND WARRANTS (CONT'D)
Tire & Rubber (0.4%)
 Cooper Tire & Rubber Co.                                               160,000    $    4,160,000
                                                                                   --------------
Transportation (0.2%)
 Consolidated Freightways, Inc.                                         100,000         2,587,500
                                                                                   --------------

TOTAL COMMON STOCKS AND WARRANTS (Cost $781,860,824)                                  899,616,236
                                                                                   --------------

                                                          MATURITY    PAR (000)
                                                          --------    ---------
UNITED STATES TREASURY OBLIGATIONS (2.7%)
 U.S. Treasury Bills 5.40% (Cost $29,973,000)             09/07/95    $  30,000        29,973,000
                                                                                   --------------

REPURCHASE AGREEMENTS (13.8%)
 Greenwich Capital Markets Inc. 5.83%                     09/01/95      151,138       151,138,000
 (Agreement dated 08/31/95 to be repurchased at
 $151,162,476, collateralized by $150,000,000 U.S.
 Treasury Notes 7.50% due 01/31/97. Market value of
 collateral is $154,312,500).
 (Cost $151,138,000)
                                                                                   --------------

TOTAL INVESTMENTS AT VALUE (Cost $962,971,826*) (98.7%)                             1,080,727,236

OTHER ASSETS IN EXCESS OF LIABILITIES (1.3%)                                           14,368,010
                                                                                   --------------

NET ASSETS (Applicable to 63,295,201 Common Shares and
 3,472,875 Advisor Shares) (100.0%)                                                $1,095,095,246
                                                                                   --------------
                                                                                   --------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 COMMON SHARE ($1,038,193,292  :  63,295,201)                                              $16.40
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER                                         ======
 ADVISOR SHARE ($56,901,954  :  3,472,875)                                                 $16.38
                                                                                           ======

* Cost for Federal income tax purposes at August 31, 1995, is $963,365,013. The gross appreciation (depreciation) on a tax basis is as follows:


Gross Appreciation     $126,262,394
Gross Depreciation       (8,900,171)
                       ------------
Net Appreciation       $117,362,223
                       ------------
                       ------------

** Non-income producing.

                See Accompanying Notes to Financial Statements.

                                      F-3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF OPERATIONS
For the Year Ended August 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends                                                      $ 10,389,100
    Interest                                                         11,731,546
                                                                   ------------
        Total investment income                                      22,120,646
                                                                   ------------
EXPENSES:
    Investment advisory fees                                          5,824,947
    Administration fees                                               1,941,649
    Distribution fees                                                    71,233
    Custodian fees                                                      162,248
    Transfer agent fees                                               1,060,279
    Legal fees                                                           63,384
    Audit fees                                                           55,268
    Registration fees                                                   264,509
    Insurance expense                                                    23,560
    Printing expense                                                     86,973
    Other expenses                                                       26,827
                                                                   ------------
        Total expenses                                                9,580,877
                                                                   ------------
            Net investment income                                    12,539,769
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) from:
        Investment transactions                                      41,087,749
        Futures contracts                                            (2,798,582)
                                                                   ------------
                                                                     38,289,167
                                                                   ------------
    Net change in unrealized appreciation of investments             96,772,046
                                                                   ------------
    Net gain on investments and future contracts                    135,061,213
                                                                   ------------
Net increase in net assets resulting from operations               $147,600,982
                                                                   ------------
                                                                   ------------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
 WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------

                                                                    For the            For the
                                                                  Year Ended         Year Ended
                                                                August 31, 1995    August 31, 1994
                                                                ---------------    ---------------
Increase (decrease) in net assets:
Operations:
    Net investment income                                       $    12,539,769     $      572,031
    Net gain on investments and future contracts                    135,061,213         17,971,937
                                                                ---------------    ---------------
        Net increase in net assets resulting from operations        147,600,982         18,543,968
                                                                ---------------    ---------------

Distributions to shareholders:
    Dividends to shareholders from net investment income:
      Common shares ($.1824 and $.0785, respectively,
        per share)                                                   (9,949,389)          (572,031)
      Advisor shares ($.0459 per share for 1995)                       (137,213)         --
    Distributions to shareholders from net realized capital
      gains:
      Common shares ($.1834 and $3.9751, respectively,
        per share)                                                   (8,067,592)       (10,054,939)
                                                                ---------------    ---------------
        Total distributions to shareholders                         (18,154,194)       (10,626,970)
                                                                ---------------    ---------------

Net capital share transactions                                      554,990,830        342,051,251
                                                                ---------------    ---------------
Total increase in net assets                                        684,437,618        349,968,249
Net assets:
    Beginning of year                                               410,657,628         60,689,379
                                                                ---------------    ---------------
    End of year                                                 $ 1,095,095,246     $  410,657,628
                                                                ---------------    ---------------
                                                                ---------------    ---------------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS
August 31, 1995
--------------------------------------------------------------------------------

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                        ---------    -----------
COMMON STOCKS (60.1%)
U.S. COMMON STOCKS

Aerospace (0.2%)
 Allied-Signal, Inc.                                         300     $    13,313
                                                                     -----------

Banking (2.5%)
 Bank of Boston Corp.                                      2,200          96,800
 First Interstate Bancorp                                    400          38,200
                                                                     -----------
                                                                         135,000
                                                                     -----------

Business Services (1.2%)
 Paging Network, Inc.**                                    1,600          63,200
                                                                     -----------

Chemicals (0.2%)
 PPG Industries, Inc.                                        300          12,825
                                                                     -----------

Communications & Media (1.1%)
 Infinity Broadcast Corp.**                                1,600          57,400
                                                                     -----------

Computer & Office Equipment (2.1%)
 Shared Medical Systems Corp.                              1,800          66,375
 Synopsys, Inc.**                                            800          46,400
                                                                     -----------
                                                                         112,775
                                                                     -----------

Construction (0.7%)
 Stone & Webster, Inc.                                     1,000          37,000
                                                                     -----------

Electronic Computers (7.4%)
 Cabletron Systems, Inc.**                                   500          26,438
 GRC International, Inc.**                                 2,100          51,450
 Honeywell, Inc.                                             800          35,000
 International Business Machines Corp.                       300          31,013
 Linear Technology Corp.                                     400          32,400
 Netscape Communications Corp.**                           1,500          74,250
 Platinum Technology, Inc.                                 2,400          56,700
 System Software Associates, Inc.                            800          25,250
 Xilinx, Inc.**                                            1,500          64,312
                                                                     -----------
                                                                         396,813
                                                                     -----------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
August 31, 1995
--------------------------------------------------------------------------------

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                        ---------    -----------
COMMON STOCKS (CONT'D)
Electronics (1.5%)
 Motorola, Inc.                                              200     $    14,950
 Thermospectra Corp.**                                     3,500          62,563
                                                                     -----------
                                                                          77,513
                                                                     -----------

Entertainment (1.2%)
 Acclaim Entertainment, Inc.**                             1,500          37,875
 Boardwalk Casino, Inc.**                                  3,000          25,875
                                                                     -----------
                                                                          63,750
                                                                     -----------

Financial Services (5.2%)
 BankAmerica Corp.                                           700          39,550
 Citicorp Bank                                               800          53,100
 Crestar Financial Corp.                                     500          28,188
 Midlantic Corp.                                             300          15,450
 Olympic Financial Ltd.**                                  3,300          75,488
 United Companies Financial Corp.                          1,100          68,475
                                                                     -----------
                                                                         280,251
                                                                     -----------

Insurance (1.0%)
 Chubb Corp.                                                 300          27,375
 USF&G Corp.                                               1,300          23,563
                                                                     -----------
                                                                          50,938
                                                                     -----------

Manufacturing (3.8%)
 Allied Products Corp.                                     1,500          32,438
 Corning Glass, Inc.                                         800          26,100
 Maxim Integrated Products, Inc.                           1,000          76,250
 Roper Industries, Inc.                                    1,500          51,000
 Trinity Industries, Inc.                                    500          16,188
                                                                     -----------
                                                                         201,976
                                                                     -----------


Medical & Medical Services (1.0%)
 Foxmeyer Health Corp.**                                   2,000          51,500
                                                                     -----------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
August 31, 1995
--------------------------------------------------------------------------------
                                                         NUMBER
                                                        OF SHARES       VALUE
                                                        ---------    -----------
COMMON STOCKS (CONT'D)
Metals & Mining (5.3%)
 Coeur D'Alene Mines Corp.                                 2,100     $    40,163
 Hecla Mining Co.**                                        3,000          34,500
 Homestake Mining Co.                                      2,100          34,650
 Inco LTD.                                                 1,000          35,000
 Newmont Mining Corp.                                      1,000          43,500
 Pegasus Gold, Inc.**                                      2,500          31,250
 Placer Dome, Inc.                                         1,500          39,188
 Prime Resources Group, Inc.**                             3,000          24,022
                                                                     -----------
                                                                         282,273
                                                                     -----------

Office Furniture (1.3%)
 Viking Office Products, Inc.**                            1,900          68,400
                                                                     -----------

Oil (3.4%)
 Barrett Resources Corp.**                                 2,500          53,750
 Petroleum Geo Services**                                  2,500          64,063
 Quaker State Corp.                                          500           7,500
 Texas Meridian Resources Corp.**                          5,000          55,000
                                                                     -----------
                                                                         180,313
                                                                     -----------

Oil Services (0.8%)
 Baker Hughes, Inc.                                        1,000          22,500
 Halliburton Co.                                             500          21,188
                                                                     -----------
                                                                          43,688
                                                                     -----------

Paper Mills (0.8%)
 Champion International Corp.                                800          45,300
                                                                     -----------

Pharmaceuticals (1.8%)
 Al Laboratories, Inc. Class A                             2,000          42,000
 Gilead Sciences, Inc.**                                   2,500          54,375
                                                                     -----------
                                                                          96,375
                                                                     -----------
Retail--Retail Stores (1.1%)
 Borders Group, Inc.**                                     3,000          60,750
                                                                     -----------

Retail--Women's Clothing Stores (1.0%)
 Talbots, Inc.                                             1,500          51,750
                                                                     -----------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
August 31, 1995
--------------------------------------------------------------------------------
                                                         NUMBER
                                                        OF SHARES       VALUE
                                                        ---------    -----------
COMMON STOCKS (CONT'D)
Steel (3.0%)
 Bethlehem Steel Corp.**                                   2,000     $    29,250
 CBI Industries, Inc.                                      1,000          24,500
 LTV Corp.                                                 1,500          23,438
 Republic Engineered Steels**                              3,000          20,625
 USX-US Steel Group                                        1,300          42,575
 WHX Corp.**                                               1,600          20,200
                                                                     -----------
                                                                         160,588
                                                                     -----------
Telecommunications (3.2%)
 Airtouch Communications, Inc.**                             300           9,750
 Comcast Corp. Special Class A Non-Voting                  1,000          21,375
 Mobile Telecommunications Technologies Corp.**            1,900          58,425
 Qualcomm, Inc.**                                            300          14,625
 Tele-Communications, Inc. Series A Liberty
   Media Group**                                           2,000          53,125
 Tele-Communications, Inc. Class A**                         800          14,800
                                                                     -----------
                                                                         172,100
                                                                     -----------

Textiles (0.6%)
 Westpoint Stevens, Inc.**                                 1,500          33,562
                                                                     -----------
FOREIGN COMMON STOCKS

Australia (0.4%)
 BTR Nylex Limited                                         8,500          22,610
                                                                     -----------
Austria (0.7%)
 Va Technologie AG                                           330          36,446
                                                                     -----------

Denmark (1.0%)
 International Service System B                            1,900          51,716
                                                                     -----------

France (0.8%)
 Bouygues                                                    240          29,196
 Compagnie Francaise de Petroleum Total                      280          16,443
                                                                     -----------
                                                                          45,639
                                                                     -----------

Hong Kong (0.6%)
 Jardine Matheson Holdings LTD.                            4,400          31,680
                                                                     -----------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
August 31, 1995
---------------------------------------------------------------------------------------------------
                                                                            NUMBER
                                                                           OF SHARES       VALUE
                                                                           ---------    -----------
COMMON STOCKS (CONT'D)
Israel (0.4%)
 Clal Electronics Industries LTD.**                                             180     $    21,505
                                                                                        -----------
Japan (1.9%)
 Keyence Corp.                                                                  800         102,301
                                                                                        -----------

Malaysia (0.5%)
 Westmont B.                                                                  6,000          25,496
                                                                                        -----------

Sweden (0.6%)
 Astra B Free                                                                   960          31,180
                                                                                        -----------

United Kingdom (1.8%)
 Central European Media Enterprises LTD.** ADR                                2,700          67,837
 Takare PLC                                                                   8,200          26,715
                                                                                        -----------
                                                                                             94,552
                                                                                        -----------

TOTAL COMMON STOCKS (Cost $2,772,251)                                                     3,212,478
                                                                                        -----------

                                                                                PAR
                                                                   MATURITY    (000)      VALUE
                                                                   --------    -----    ----------
AGENCY OBLIGATIONS (0.2%)
Government National Mortgage Association 6.50% (Cost $12,661)      08/15/03    $  13    $   12,858
                                                                                        ----------

UNITED STATES TREASURY OBLIGATIONS (26.4%)
 U.S. Treasury Notes
   5.875%                                                          05/31/96      300       300,390
   6.875%                                                          10/31/96      200       202,572
   8.125%                                                          02/15/98       20        21,007
   8.50%                                                           11/15/00      800       885,536
                                                                                        ----------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,384,454)                                        1,409,505
                                                                                        ----------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
 WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
August 31, 1995
--------------------------------------------------------------------------------------------------
                                                                                PAR
                                                                   MATURITY    (000)      VALUE
                                                                   --------    -----    ----------
REPURCHASE AGREEMENTS (8.8%)
 State Street Bank & Trust Co. 5.78%                               09/01/95      468    $  468,000
   (Agreement dated 08/31/95 to be repurchased at $468,081,
   collateralized by $480,000 U.S Treasury Notes 6.25% due
   08/31/96. Market value of collateral is $481,800.) (Cost
   $468,000)
                                                                                        ----------

TOTAL INVESTMENTS AT VALUE (Cost $4,637,366*) (95.6%)                                    5,102,841

OTHER ASSETS IN EXCESS OF LIABILITIES (4.4%)                                               239,008
                                                                                        ----------

NET ASSETS (Applicable to 480,061 Common Shares and 110 Advisor Shares)
 (100.0%)                                                                               $5,341,849
                                                                                        ----------
                                                                                        ----------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 COMMON SHARE ($5,340,625  :  480,061)                                                      $11.12
                                                                                            ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 ADVISOR SHARE ($1,224  :  110)                                                             $11.13
                                                                                            ======

 * Cost for Federal income tax purposes at August 31, 1995 is $4,641,506. The gross appreciation (depreciation) on a tax basis is as follows:


Gross Appreciation     $487,617
Gross Depreciation      (26,282)
                       --------
Net Appreciation       $461,335
                       --------
                       --------


** Non-income producing.

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS BALANCED FUND
STATEMENT OF OPERATIONS
For the Year Ended August 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                                           $ 52,298
    Dividends                                                            11,828
    Foreign taxes withheld                                                 (202)
                                                                       --------
        Total investment income                                          63,924
                                                                       --------
EXPENSES:
    Investment advisory fees                                             14,729
    Administration fees                                                   3,991
    Distribution fees                                                     4,155
    Custodian fees                                                       21,198
    Transfer agent fees                                                  27,158
    Registration fees                                                    15,075
    Printing expense                                                     10,393
    Other expenses                                                        4,330
                                                                       --------
                                                                        101,029
    Less fees waived                                                    (17,123)
    Less expense reimbursement by advisor                               (58,364)
                                                                       --------
        Total expenses                                                   25,542
                                                                       --------

            Net investment income                                        38,382
                                                                       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) from:
      Investment transactions                                           115,816
      Foreign currency related transactions                                (679)
                                                                       --------
                                                                        115,137
                                                                       --------
    Net change in unrealized appreciation (depreciation) on:
      Investments                                                       380,862
      Foreign currency related transactions                                  (7)
                                                                       --------
                                                                        380,855
                                                                       --------
        Net gain on investments and foreign currency
          transactions                                                  495,992
                                                                       --------
Net increase in net assets resulting from operations                   $534,374
                                                                       --------
                                                                       --------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 WARBURG PINCUS BALANCED FUND
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------

                                                                       For the            For the
                                                                     Year Ended         Year Ended
                                                                   August 31, 1995    August 31, 1994
                                                                   ---------------    ---------------
Increase (decrease) in net assets:
Operations:
    Net investment income                                            $    38,382         $  29,100
    Net gain on investments                                              495,992            23,057
                                                                   ---------------    ---------------
        Net increase in net assets resulting from operations             534,374            52,157
                                                                   ---------------    ---------------
Distributions to shareholders:
    Dividends to shareholders from net investment income:
      Common shares ($.3136 and $.4586, respectively, per share)         (38,909)          (31,049)
    Distributions to shareholders from net realized capital
      gains:
      Common shares ($1.5069 and $.9794, respectively, per
        share)                                                          (111,945)          (63,790)
                                                                   ---------------    ---------------
        Total distributions to shareholders                             (150,854)          (94,839)
                                                                   ---------------    ---------------
Net capital share transactions                                         4,150,301            88,893
                                                                   ---------------    ---------------
Total increase in net assets                                           4,533,821            46,211
Net Assets:
    Beginning of year                                                    808,028           761,817
                                                                   ---------------    ---------------
    End of year                                                      $ 5,341,849         $ 808,028
                                                                   ---------------    ---------------
                                                                   ---------------    ---------------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 WARBURG PINCUS ADVISOR FUNDS
FINANCIAL HIGHLIGHTS (D)
(For a Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------------------------------
                                                                    Warburg Pincus      Warburg Pincus
                                                                    Growth & Income        Balanced
                                                                         Fund                Fund
                                                                    ---------------    -----------------
                                                                    For the Period
                                                                     May 15, 1995       For the Period
                                                                     (Commencement       July 31, 1995
                                                                    of Operations)       (Commencement
                                                                          to           of Operations) to
                                                                    August 31, 1995     August 31, 1995
                                                                    ---------------    -----------------

NET ASSET VALUE, BEGINNING OF PERIOD                                     $14.87              $10.72
   Income From Investment Operations:

   Net Investment Income                                                 0.0236              0.0170
   Net Gains (Losses) on Securities (both realized and
     unrealized)                                                         1.5323              0.3930
      Total from Investment Operations                                   1.5559              0.4100
   Less Distributions:
   Dividends (from net investment income)                               (0.0459)             0.0000
                                                                         ------               -----
      Total Distributions                                               (0.0459)             0.0000
NET ASSET VALUE, END OF PERIOD                                           $16.38              $11.13
Total Returns                                                             10.49%(c)            3.82%(c)
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                         $56,902                  $1
Ratios of Expenses to Average Net Assets                                   1.92%(b)            1.76%(a)(b)
Ratios of Net Investment Income to Average Net Assets                      0.43%(b)            2.00%(b)
Portfolio Turnover Rate                                                     109%(b)             107%(b)

(a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Balanced Fund would have been 628.47% annualized for the period ended August 31, 1995.

(b) Annualized.

(c) Not Annualized.

(d) Financial Highlights relate solely to the Advisor Class of shares within the Fund.

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1995 DIVIDENDS (unaudited)

    Dividends paid by the Warburg Pincus Growth & Income Fund Advisor shares taxable as ordinary income amounted to $0.0459 per share. 100.0% of ordinary income dividends qualify for the dividend received deduction available to corporate shareholders for U.S. income tax purposes.

    Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS ADVISOR FUNDS
NOTES TO FINANCIAL STATEMENTS
August 31, 1995
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

    The RBB Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated in Maryland on February 29, 1988, and currently has seventeen investment Portfolios, two of which are included in these financial statements.

    The Company has authorized capital of thirty billion shares of common stock of which 12.2 billion are currently classified into sixty-one classes. Each class represents an interest in one of seventeen investment portfolios of the Company, fifteen of which are currently in operation. The classes have been grouped into fifteen separate "families", eight of which have begun investment operations including the Warburg Pincus Family. The Warburg Pincus Family represents interests in three funds, two of which, the Warburg Pincus Growth & Income Fund (the "Growth & Income Fund") and the Warburg Pincus Balanced Fund (the "Balanced Fund"), are covered in this report. The Growth & Income Fund and Balanced Fund each have two classes of shares: Common Class and Advisor Class. The Advisor Class (also referred to as Series 2 shares) are sold by financial institutions and operate under the name Warburg Pincus Advisor Funds.

    The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's securities are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Corporate bonds and government securities are valued on the basis of quotations provided by an independent pricing service which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

    Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses, principally distribution, transfer agent and printing, are class specific expenses and vary by class. Expenses not directly attributable to a specific portfolio or class are allocated based on relative net assets of each Portfolio and class, respectively.

    Dividends from net investment income, if any, are declared and paid at least quarterly. Any net realized capital gains will be distributed at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals.

    No provision is made for Federal taxes as it is the Company's intention to have each portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS ADVISOR FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1995
--------------------------------------------------------------------------------

    Money market instruments may be purchased subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian or a third party sub-custodian.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

    Warburg, Pincus Counsellors, Inc. ("Counsellors"), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ("Counsellors G.P.") serves as investment advisor for the Growth & Income Fund. The advisory fee is computed daily and payable monthly at the annual rate of .75% of the Growth & Income Fund's average daily net assets.

    Pursuant to a vote on September 30, 1994, shareholders approved a new advisory contract between the Balanced Fund and Counsellors. Under the new agreement, the Balanced Fund pays Counsellors an advisory fee at an annual rate of .90% of the Fund's average daily net assets. The prior advisory agreement between the Fund and PNC Institutional Management Corp. ("PIMC") was terminated as of that date.

    Counsellors may, at its discretion, voluntarily waive all or any portion of its advisory fees for any of the Funds. For the year ended August 31, 1995, investment advisory fees and waivers were as follows:

                                            GROSS                       NET
                                         ADVISORY FEE    WAIVER     ADVISORY FEE
                                         ------------    -------    ------------
Growth & Income Fund                      $ 5,824,947    $ --        $ 5,824,947
Balanced Fund                                  14,729    (14,729)        --

    PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., and Counsellors Fund Services, Inc. ("CFSI"), a wholly owned subsidiary of Counsellors, serve as co-administrators for each of the Funds. For the Growth & Income Fund, the co-administration fees are computed daily and payable monthly at an annual rate of .20% of the first $125 million of average daily net assets and .15% of average daily net assets in excess of $125 million for PFPC and .05% of the first $125 million of average daily net assets and .10% of average daily net assets in excess of $125 million for CFSI.

    For the Balanced Fund, the co-administration fees are computed daily and payable monthly at an annual rate of .15% of average daily net assets for PFPC and .10% of average daily net assets for CFSI.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 WARBURG PINCUS ADVISOR FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1995
-----------------------------------------------------------------------------------------------------------

    CFSI and PFPC may, at their discretion, voluntarily waive all or any portion of their co-administration fees for any of the Funds. For the year ended August
31, 1995, CFSI and PFPC's co-administration fees and waivers were as follows:

                                                        GROSS                                 NET
                                                CO-ADMINISTRATION FEES    WAIVERS    CO-ADMINISTRATION FEES
                                                ----------------------    -------    ----------------------
Growth & Income Fund                                  $1,941,649          $ --             $1,941,649
Balanced Fund                                              3,991           (2,394)              1,597

    The Company, on behalf of each class of shares within the investment portfolios, has adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and has entered into Distribution contracts with Counsellors Securities Inc. ("CSI"), also a wholly owned subsidiary of Counsellors, which provide for each class to make monthly payments, based on average daily net assets to CSI. No compensation is payable by the Growth & Income Fund's Common Shares. For distribution services with respect to the Balanced Fund's Common Shares, CSI receives a fee at the annual rate of .25%, computed daily and payable monthly, on average daily net assets. For distribution services with respect to the Growth & Income and the Balanced Funds' Advisor shares, CSI receives a fee of .25% and .50%, respectively, computed daily and payable montly on average daily net assets. For the year ended August 31, 1995, distribution fees and waivers were as follows:

                                                               DISTRIBUTION FEES
                                                               -----------------
Growth & Income Fund
    Advisor Shares                                                  $71,233
                                                                   --------
                                                                   --------
Balanced Fund
    Common Shares                                                   $ 4,155
    Advisor Shares                                                  --
                                                                   --------
                                                                    $ 4,155
                                                                   --------
                                                                   --------

3. INVESTMENT IN SECURITIES

    For the year ended August 31, 1995, purchases and sales of investment securities (other than short-term investments) were as follows:


                                                      INVESTMENT SECURITIES
                                                  ------------------------------
                                                    PURCHASES          SALES
                                                  --------------    ------------

Growth & Income Fund                              $1,108,363,903    $617,767,292
Balanced Fund                                     $    5,047,134    $  1,602,287

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 WARBURG PINCUS ADVISOR FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1995
-------------------------------------------------------------------------------------------------------------------------

4. CAPITAL SHARES

    Transactions in capital shares for each year were as follows:

                                      GROWTH & INCOME FUND                                  BALANCED FUND
                      ----------------------------------------------------  ---------------------------------------------
                               For the                    For the                   For the                For the
                             Year Ended                 Year Ended                Year Ended              Year Ended
                           August 31, 1995            August 31, 1994           August 31, 1995        August 31, 1994
                      -------------------------  -------------------------  -----------------------  --------------------

                        Shares        Value        Shares        Value        Shares       Value       Shares      Value
                      -----------  ------------  -----------  ------------  -----------  ----------  -----------  -------
Shares Sold
   Common Shares       46,345,660  $670,088,619   29,256,806  $410,956,025      423,825  $4,348,625          609  $ 6,495
   Advisor Shares       3,521,620    52,908,038      --            --               110       1,180      --         --
Shares issued in
 reinvestment of
 dividends
   Common Shares            6,891        96,291       67,788       894,152       16,171     148,491        8,690   93,303
   Advisor Shares           9,051       137,213      --            --           --           --          --         --
Shares repurchased
   Common Shares      (11,270,725) (167,348,709)  (4,741,678)  (69,798,926)     (33,364)   (347,995)        (982) (10,905)
   Advisor Shares         (57,795)     (890,622)     --            --           --           --          --         --
                      -----------  ------------  -----------  ------------  -----------  ----------  -----------  -------
Net increase           38,554,702  $554,990,830   24,582,916  $342,051,251      406,792  $4,150,301        8,317  $88,893
                      -----------  ------------  -----------  ------------  -----------  ----------  -----------  -------
                      -----------  ------------  -----------  ------------  -----------  ----------  -----------  -------
Advisor shares
 authorized           100,000,000                100,000,000                100,000,000              100,000,000
                      -----------                -----------                -----------              -----------
                      -----------                -----------                -----------              -----------

5. NET ASSETS

    At August 31, 1995, net assets consisted of the following:

                                            GROWTH & INCOME FUND    BALANCED FUND
                                            --------------------    --------------
Capital paid-in..........................      $  943,969,297         $4,808,416
Undistributed net investment income......           2,435,167              7,138
Accumulated net realized gain (loss) on
  investment transactions, futures
  contracts and foreign exchange
  transactions...........................          30,926,372             60,835
Unrealized appreciation on investments...         117,755,410            465,460
                                            --------------------    --------------
                                               $1,095,095,246         $5,341,849
                                            --------------------    --------------
                                            --------------------    --------------

6. FUTURES CONTRACTS

    The Growth & Income Fund may enter into futures contracts for hedging or portfolio management strategy purposes to the extent permitted by its investment policies and objectives. To enter into a futures contract, the Growth & Income Fund must make a deposit of an initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS ADVISOR FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1995
--------------------------------------------------------------------------------
is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instruments. The Growth & Income Fund entered into futures transactions during the year ended August 31, 1995. However, the Warburg Pincus Growth & Income Fund had no futures contracts open at August 31, 1995.

7. OTHER FINANCIAL HIGHLIGHTS

    The Growth & Income and the Balanced Fund currently offer one other class of shares, Common Shares, representing an additional interest in each of the Funds. The financial highlights of each of the Common Shares are as follows:

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
 WARBURG PINCUS ADVISOR FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1995
-------------------------------------------------------------------------------------------------------------
                                                                Growth and Income Fund
                                                                Common Class of Shares

                                                            For the Years Ended August 31,
                                          -------------------------------------------------------------------
                                             1995            1994          1993          1992          1991
                                          ----------       --------       -------       -------       -------
NET ASSET VALUE, BEGINNING OF YEAR            $14.56         $16.72        $11.99        $12.11        $11.00
   Income From Investment
     Operations:

   Net Investment Income                      0.2224         0.0785        0.0464        0.1912        0.3744
   Net Gains on Securities (both
     realized and unrealized)                 1.9834         1.8151        4.8499        0.0402        1.6891
      Total from Investment
        Operations                            2.2058         1.8936        4.8963        0.2314        2.0635
   Less Distributions:
   Dividends (from net investment
     income)                                 (0.1824)       (0.0785)      (0.0875)      (0.1871)      (0.4043)
   Distributions (from capital
     gains)                                  (0.1834)       (3.9751)      (0.0788)      (0.1643)      (0.5492)
      Total Distributions                    (0.3658)       (4.0536)      (0.1663)      (0.3514)      (0.9535)
NET ASSET VALUE, END OF YEAR                  $16.40         $14.56        $16.72        $11.99        $12.11
Total Return                                  15.62]%         14.41%        41.17%         1.99%        19.91%

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Year (000)             $1,038,193       $410,658       $60,689       $28,976       $24,726

Ratios of Expenses to Average Net
 Assets                                         1.22%          1.28%(a)      1.14%(a)      1.25%(a)      1.30%(a)
Ratios of Net Investment Income to
 Average Net Assets                             1.64%          0.41%         0.30%         1.66%         3.42%

Portfolio Turnover Rate                          109%           150%          344%          175%           41%

(a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Growth & Income Fund would have been 1.28%, 1.14%, 1.28% and 2.17% for the years ended August 31, 1994, 1993, 1992 and
    1991, respectively.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
 WARBURG PINCUS ADVISOR FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1995
-------------------------------------------------------------------------------------------------------------
                                                                       Balanced Fund
                                                                  Common Class of Shares

                                                              For the Years Ended August 31,
                                              ---------------------------------------------------------------
                                               1995          1994          1993          1992          1991
                                              -------       -------       -------       -------       -------
NET ASSET VALUE, BEGINNING OF YEAR             $11.01        $11.71        $12.04        $12.05        $10.60
   Income From Investment Operations:
   Net Investment Income                       0.2080        0.4132        0.5555        0.4408        0.4213
   Net Gains on Securities (both
     realized and unrealized)                  1.7225        0.3248        1.1253        0.5155        1.7196
      Total from Investment Operations         1.9305        0.7380        1.6808        0.9563        2.1409
   Less Distributions:
   Dividends (from net investment
     income)                                  (0.3136)      (0.4586)      (0.5412)      (0.3713)      (0.4128)
   Distributions (from capital gains)         (1.5069)      (0.9794)      (1.4696)      (0.5950)      (0.2781)
      Total Distributions                     (1.8205)      (1.4380)      (2.0108)      (0.9663)      (0.6909)
NET ASSET VALUE, END OF YEAR                   $11.12        $11.01        $11.71        $12.04        $12.05
Total Return                                    21.56%         6.86%        15.27%         8.07%        21.18%

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Year (000)                  $5,342          $808          $762        $1,026        $1,290

Ratios of Expenses to Average Net Assets         1.53%(a)         0%(a)         0%(a)       .67%(a)      1.40%(a)
Ratios of Net Investment Income to
 Average Net Assets                              2.27%         3.76%         4.13%         3.68%         3.58%
Portfolio Turnover Rate                           107%           32%           30%           93%           76%

(a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Balanced Fund would have been 6.04%, 5.46%, 5.37%, 3.88% and 3.89% for the years ended August 31, 1995, 1994, 1993, 1992 and 1991, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------


Report of Independent Accountants


--------------------------------------------------------------------------

To the Shareholders and Board of Directors of The RBB Fund, Inc..:

We have audited the accompanying statements of net assets of Warburg Pincus Growth & Income Fund and Warburg Pincus Balanced Fund of The RBB Fund, Inc., as of August 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held as of August 31, 1995, by correspondence with the custodian and brokers. Au audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above fairly present fairly, in all material respects, the financial position of Warburg Pincus Growth & Income Fund and Warburg Pincus Balanced Fund of The RBB Fund, Inc., as of August 31, 1995, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
October 16, 1995

--------------------------------------------------------------------------

                                     PART C

                                OTHER INFORMATION


Item 24.  Financial Statements and Exhibits
          ---------------------------------


(a)  Financial Statements:

     (1)  Included in Part A of the Registration Statement:

          Per Share Data and Ratios for the periods ended August 31, 1989 through August 31, 1995 for:

          (a)  Warburg Pincus Classes
          (b)  Warburg Pincus Advisor Classes

          Included in Part B of the Registration Statement:

               Warburg Pincus Growth & Income Fund
               -----------------------------------

                    Report of Independent Accountants.
                    Statement of Net Assets as of August 31, 1995.
                    Statement of Operations for the period ended August 31, 1995.
                    Statement of Changes in Net Assets for the fiscal year ended August 31, 1994 and for fiscal year ended August 31, 1995. Selected Per Share Data and Ratios

               Warburg Pincus Balanced Fund
               ----------------------------
                    Report of Independent Accountants.
                    Statement of Net Assets as of August 31, 1995.
                    Statement of Operations for the period ended August 31, 1995.
                    Statement of Changes in Net Assets for the fiscal year ended August 31, 1994 and for fiscal year ended August 31, 1995. Selected Per Share Data and Ratios

               Warburg Pincus Tax Free Fund
               ----------------------------
                    Report of Independent Accountants.
                    Statement of Net Assets as of August 31, 1995.
                    Statement of Operations for the period ended August 31, 1995.
                    Statement of Changes in Net Assets for the fiscal year ended August 31, 1994 and for fiscal year ended August 31, 1995. Selected Per Share Data and Ratios

Notes to Financial Statements
-----------------------------

(b)  Exhibits:                                           See Note #
                                                         ----------

       (1) (a)   Articles of Incorporation of Registrant       1

           (b)   Articles Supplementary of Registrant.         1

           (c)   Articles of Amendment to Articles of
                  Incorporation of Registrant.                 2

           (d)   Articles Supplementary of Registrant.         2

           (e)   Articles Supplementary of Registrant.         5

           (f)   Articles Supplementary of Registrant.         6

           (g)   Articles Supplementary of Registrant.         9

           (h)   Articles Supplementary of Registrant.         10

           (i)   Articles Supplementary of Registrant.         14

           (j)   Articles Supplementary of Registrant.         14

           (k)   Articles Supplementary of Registrant.         19

           (l)   Articles Supplementary of Registrant.         19

           (m)   Articles Supplementary of Registrant.         19

           (n)   Articles Supplementary of Registrant.         19

           (o)   Articles Supplementary of Registrant          20


       (2)  Amended By-Laws adopted August 16, 1988.                3

           (a)  Amendment to By-Laws adopted July 25, 1989.         4

           (b)  By-Laws amended through October 24, 1989.           5

       (3)  None.

       (4)  Specimen Certificates
            a)   SafeGuard Equity Growth and Income Shares          3
            b)   SafeGuard Fixed Income Shares                      3
            c)   SafeGuard Balanced Shares                          3
            d)   SafeGuard Tax-Free Shares                          3
            e)   SafeGuard Money Market Shares                      3
            f)   SafeGuard Tax-Free Money Market Shares             3

                                                         See Note #
                                                         ----------

            g)   Cash Preservation Money Market Shares                  3
            h)   Cash Preservation Tax-Free Money
                  Market Shares                                         3
            i)   Sansom Street Money Market Shares                      3
            j)   Sansom Street Tax-Free Money Market Shares             3
            k)   Sansom Street Government Obligations Money             3
                   Market Shares
            l)   Bedford Money Market Shares                            3
            m)   Bedford Tax-Free Money Market Shares                   3
            n)   Bedford Government Obligations Money Market            3
                   Shares
            o)   Bedford New York Municipal Money
                  Market Shares                                         5
            p)   SafeGuard Government Securities Shares                 5
            q)   Income Opportunities High Yield Bond Shares            6
            r)   Bradford Tax-Free Money Market Shares                  8
            s)   Bradford Government Obligations Money Market           8
            t)   Alpha 1 Money Market Shares                            8
            u)   Alpha 2 Tax-Free Money Market Shares                   8
            v)   Alpha 3 Government Obligations Money Market            8
            w)   Alpha 4 New York Municipal Money Market                8
            x)   Beta 1 Money Market Shares                             8
            y)   Beta 2 Tax-Free Money Market Shares                    8
            z)   Beta 3 Government Obligations Money Market             8
              aa)     Beta 4 New York Municipal Money Market Shares     8
              bb)     Gamma 1 Money Market Shares                       8
              cc)     Gamma 2 Tax-Free Money Market Shares              8
              dd)     Gamma 3 Government Obligations Money Market       8
              ee)     Gamma 4 New York Municipal Money Market Shares    8
              ff)     Delta 1 Money Market Shares                       8
              gg)     Delta 2 Tax-Free Money Market Shares              8
              hh)     Delta 3 Government Obligations Money Market       8
              ii)     Delta 4 New York Municipal Money
                        Market Shares                                   8
              jj)     Epsilon 1 Money Market Shares                     8
              kk)     Epsilon 2 Tax-Free Money Market Shares            8
              ll)     Epsilon 3 Government Obligations Money
                        Market Shares                                   8
              mm)     Epsilon 4 New York Municipal Money
                        Market Shares                                   8
              nn)     Zeta 1 Money Market Shares                        8
              oo)     Zeta 2 Tax-Free Money Market Shares               8
              pp)     Zeta 3 Government Obligations Money
                        Market Shares                                   8
              qq)     Zeta 4 New York Municipal Money Market Shares
              rr)     Eta 1 Money Market Shares                         8

                                                                   See Note #
                                                                   ----------

               ss)     Eta 2 Tax-Free Money Market Shares              8
               tt)     Eta 3 Government Obligations Money Market
                       Shares                                          8
               uu)     Eta 4 New York Municipal Money Market Shares    8
               vv)     Theta 1 Money Market Shares                     8
               ww)     Theta 2 Tax-Free Money Market Shares            8
               xx)     Theta 3 Government Obligations Money Market
                       Shares                                          8
               yy)     Theta 4 New York Municipal Money Market
                       Shares                                          8
               zz)     BEA International Equity Shares                 9
               a1)     BEA Strategic Fixed Income Shares               9
               a2)     BEA Emerging Markets Equity Shares              9
               a3)     Laffer/Canto Equity Shares                      12
               a4)     BEA U.S. Core Equity Shares                     13
               a5)     BEA U.S. Core Fixed Income Shares               13
               a6)     BEA Global Fixed Income Shares                  13
               a7)     BEA Municipal Bond Shares                       13
               a8)     BEA Balanced Shares                             16
               a9)     BEA Short Duration Shares                       16
              a10)     Warburg Growth & Income Shares                  18
              a11)     Warburg Balanced Shares                         18

       (5) (a)   Investment Advisory Agreement (Money)                 3
                 between Registrant and Provident
                 Institutional Management Corporation,
                 dated as of August 16, 1988.

           (b)   Sub-Advisory Agreement (Money) between                3
                 Provident Institutional Management
                 Corporation and Provident National Bank, dated as of August 16, 1988.

           (c)   Investment Advisory Agreement                         3
                 (Tax -Free Money) between Registrant and
                 Provident Institutional Management
                 Corporation, dated as of August 16, 1988.

           (d)   Sub-Advisory Agreement (Tax-Free Money)               3
                 between Provident Institutional Management
                 Corporation and Provident National Bank, dated as of August 16, 1988.

           (e)   Investment Advisory Agreement                         3
                 (Government Money) between Registrant and
                 Provident Institutional Management
                 Corporation, dated as of August 16, 1988.

           (f)   Sub-Advisory Agreement (Government Money)             3
                 between Provident Institutional Management
                 Corporation and Provident National Bank,

                                                                See Note #
                                                                ----------

                    dated as of August 16, 1988.

              (k)   Investment Advisory Agreement (Balanced)           3
                    between Registrant and Provident
                    Institutional Management Corporation,
                    dated as of August 16, 1988.

              (l)   Sub-Advisory Agreement (Balanced) between          4
                    Provident Institutional Management
                    Corporation and Provident National Bank, dated as of August 16, 1988.

              (m)   Investment Advisory Agreement (Tax-Free)           3
                    between Registrant and Provident
                    Institutional Management Corporation,
                    dated as of August 16, 1988.

              (n)   Sub-Advisory Agreement (Tax-Free) between          3
                    Provident Institutional Management
                    Corporation and Provident National Bank, dated as of August 16, 1988.

              (s)   Investment Advisory Agreement                      8
                    (Government Securities) between Registrant and Provident Institutional Management
                    Corporation dated as of April 8, 1991.

              (t)   Investment Advisory Agreement                      8
                    (High Yield Bond) between Registrant
                    and Provident Institutional Management
                    Corporation dated as of April 8, 1991.

              (u)   Sub-Advisory Agreement (High Yield Bond)           8
                    between Registrant and Warburg,
                    Pincus Counsellors, Inc.
                    dated as of April 8, 1991.

              (v)   Investment Advisory Agreement                      9
                    (New York Municipal Money Market) between
                    Registrant and Provident Institutional
                    Management Corporation dated
                     November 5, 1991.

              (w)   Investment Advisory Agreement (Equity)             10
                    between Registrant and Provident
                    Institutional Management Corporation
                    dated November 5, 1991.

              (x)   Sub-Advisory Agreement (Equity) between            10
                    Registrant, Provident Institutional
                    Management Corporation and Warburg,

                                                             See Note #
                                                             ----------

                    Pincus Counsellors, Inc. dated
                    November 5, 1991.

              (y)   Investment Advisory Agreement                 10
                    (Tax-Free Money Market) between
                    Registrant and Provident Institutional
                    Management Corporation dated
                    April 21, 1992.

              (z)   Investment Advisory Agreement                 11
                    (BEA International Equity Portfolio)
                    between Registrant and BEA Associates.

              (aa)  Investment Advisory Agreement                 11
                    (BEA Strategic Fixed Income Portfolio)
                    between Registrant and BEA Associates.

              (bb)  Investment Advisory Agreement                 11
                    (BEA Emerging Markets Equity Portfolio)
                    between Registrant and BEA Associates.

              (cc)  Investment Advisory Agreement                 14
                    (Laffer/Canto Equity Portfolio)
                    between Registrant and Laffer Advisors
                    Incorporated, dated as of July 21, 1993.

              (dd)  Sub-Advisory Agreement                        12
                    (Laffer/Canto Sector Equity Portfolio)
                    between PNC Institutional Management
                    Corporation and Laffer Advisors
                    Incorporated, dated as of July 21, 1993.

              (ee)  Investment Advisory Agreement                 15
                    (BEA U.S. Core Equity Portfolio) between
                    Registrant and BEA Associates, dated as
                    of October 27, 1993.

              (ff)  Investment Advisory Agreement                 15
                    (BEA U.S. Core Fixed Income Portfolio)
                    between Registrant and BEA Associates,
                    dated as of October 27, 1993.

              (gg)  Investment Advisory Agreement                 15
                    (BEA Global Fixed Income Portfolio)
                    between Registrant and BEA Associates,
                    dated as of October 27, 1993.

              (hh)  Investment Advisory Agreement                 15
                    (BEA Municipal Bond Fund Portfolio)
                    between Registrant and BEA Associates,
                    dated as of October 27, 1993.

                                                              See Note #
                                                              ----------

              (ii)  Investment Advisory Agreement                 14
                    (Warburg Pincus Growth and Income Fund)
                    between Registrant and Warburg,
                    Pincus Counsellors, Inc.

              (jj)  Investment Advisory Agreement                 16
                    (Warburg Pincus Balanced Fund) between
                    Registrant and Warburg, Pincus Counsellors,
                    Inc.

              (kk)  Form of Investment Advisory Agreement         16
                    (BEA Balanced) between Registrant and
                    BEA Associates.

              (ll)  Form of Investment Advisory Agreement         16
                    (BEA Short Duration Portfolio) between
                    Registrant and BEA Associates.

              (mm)  Investment Advisory Agreement (Warburg        21
                    Pincus Tax Free Fund) between Registrant and Warburg, Pincus Counsellors, Inc.

          (6) (r)   Distribution Agreement and Supplements        8
                    (Classes A through Q) between the
                    Registrant and Counsellors Securities Inc.
                    dated as of April 10, 1991.

              (s)   Distribution Agreement Supplement             9
                    (Classes L, M, N and O) between the
                    Registrant and Counsellors Securities
                    Inc. dated as of November 5, 1991.

              (t)   Distribution Agreement Supplements            9
                    (Classes R, S, and Alpha 1 through Theta 4) between the Registrant and Counsellors
                    Securities Inc. dated as of November
                    5, 1991.

              (u)   Distribution Agreement Supplement             10
                    (Classes T, U and V) between the Registrant and Counsellors Securities Inc.
                    dated as of September 18, 1992.

              (v)   Distribution Agreement Supplement             14
                    (Class W) between the Registrant and
                    Counsellors Securities Inc. dated as of
                    July 21, 1993.

              (w)   Distribution Agreement Supplement             14
                    (Classes X, Y, Z and AA) between the
                    Registrant and Counselors Securities Inc.

                                                             See Note #
                                                             ----------

              (x)   Distribution Agreement Supplement             18
                    (Classes BB and CC) between Registrant
                    and Counsellor's Securities Inc. dated
                    as of October 26, 1994.

              (y)   Distribution Agreement Supplement             18
                    (Classes DD and EE) between Registrant and
                    Counsellor's Securities Inc. dated as of October 26, 1994.

              (z)   Form of Distribution Agreement Supplement     19
                    (Classes L, M, N and O) between the
                    Registrant and Counsellor's Securities
                    Inc.

              (aa)  Form of Distribution Agreement Supplement     19
                    (Classes R, S) between the Registrant and
                    Counsellor's Securities Inc.

              (bb)  Distribution Agreement Supplements            19
                    (Classes Alpha 1 through Theta 4) between the Registrant and Counsellor's Securities
                    Inc.

              (cc)  Distribution Agreement Supplement Janney      20
                    Classes (Alpha 1, Alpha 2, Alpha 3 and
                    Alpha 4 between the Registrant and
                    Counsellor's Securities, Inc.

          (7)       Fund Office Retirement Profit-Sharing and      7
                    Trust Agreement, dated as of October 24, 1990.

          (8) (a)   Custodian Agreement between Registrant and     3
                    Provident National Bank dated as of
                    August 16, 1988.

              (b)   Sub-Custodian Agreement among                 10
                    The Chase Manhattan Bank, N.A., the
                    Registrant and Provident National Bank,
                    dated as of July 13, 1992, relating to
                    custody of Registrant's foreign securities.

              (e)   Amendment No. 1 to Custodian Agreement         9
                    dated August 16, 1988.

              (f)   Agreement between Brown Brothers Harriman     10
                    & Co. and Registrant on behalf of
                    BEA International Equity Portfolio,
                    dated September 18, 1992.

              (g)   Agreement between Brown Brothers Harriman &   10

                                                                 See Note #
                                                                 ----------

                    Co. and Registrant on behalf of BEA
                    Strategic Fixed Income Portfolio, dated
                    September 18, 1992.

              (h)   Agreement between Brown Brothers Harriman          10
                    & Co. and Registrant on behalf of
                    BEA Emerging Markets Equity Portfolio,
                    dated September 18, 1992.

              (i)   Agreement between Brown Brothers Harriman          15
                    & Co. and Registrant on behalf of BEA
                    Emerging Markets Equity, BEA International
                    Equity, BEA Strategic Fixed Income and BEA
                    Global Fixed Income Portfolios,
                    dated as of November 29, 1993.

              (j)   Agreement between Brown Brothers Harriman          15
                    & Co. and Registrant on behalf of
                    BEA U.S. Core Equity and BEA U.S. Core
                    Fixed Income Portfolio dated as of
                    November 29, 1993.

              (k)   Custodian Contract between                         18
                    Registrant and State Street Bank and
                    Trust Company.

          (9) (a)   Transfer Agency Agreement (Sansom Street)           3
                    between Registrant and Provident
                    Financial Processing Corporation,
                    dated as of August 16, 1988.

              (b)   Transfer Agency Agreement (Cash Preservation)       3
                    between Registrant and Provident Financial
                    Processing Corporation, dated as of
                    August 16, 1988.

              (c)   Shareholder Servicing Agreement                     3
                    (Sansom Street Money).

              (d)   Shareholder Servicing Agreement                     3
                    (Sansom Street Tax-Free Money).

              (e)   Shareholder Servicing Agreement                     3
                    (Sansom Street Government Money).

              (f)   Shareholder Services Plan                           3
                    (Sansom Street Money).

              (g)   Shareholder Services Plan                           3
                    (Sansom Street Tax-Free Money).

                                                              See Note #
                                                              ----------

              (h)   Shareholder Services Plan                          3
                    (Sansom Street Government Money).

              (i)   Transfer Agency Agreement (SafeGuard)              3
                    between Registrant and Provident Financial
                    Processing Corporation, dated as of
                    August 16, 1988.

              (j)   Transfer Agency Agreement (Bedford)                3
                    between Registrant and Provident
                    Financial Processing Corporation,
                    dated as of August 16, 1988.

              (k)   Transfer Agency Agreement                          7
                    (Income Opportunities) between Registrant and Provident Financial Processing
                    Corporation dated June 25, 1990.

              (l)   Administration and Accounting Services             8
                    Agreement between Registrant and
                    Provident Financial Processing
                    Corporation, relating to Government
                    Securities Portfolio, dated as of
                    April 10, 1991.

              (m)   Administration and Accounting Services             9
                    Agreement between Registrant and
                    Provident Financial Processing
                    Corporation, relating to
                    New York Municipal Money Market
                    Portfolio dated as of November 5, 1991.

              (n)   Administration and Accounting Services             9
                    Agreement between Registrant and Provident
                    Financial Processing Corporation, relating to Equity Portfolio dated as of November 5, 1991.

              (o)   Administration and Accounting Services             9
                    Agreement between Registrant and Provident
                    Financial Processing Corporation, relating to High Yield Bond Portfolio, dated as of April 10, 1991.

              (p)   Administration and Accounting Services             10
                    Agreement between Registrant and Provident
                    Financial Processing Corporation
                    (International) dated September 18, 1992.

                                                                See Note #
                                                                ----------

              (q)   Administration and Accounting Services            10
                    Agreement between Registrant and Provident
                    Financial Processing Corporation (Strategic) dated September 18, 1992;

              (r)   Administration and Accounting Services            10
                    Agreement between Registrant and Provident
                    Financial Processing Corporation (Emerging) dated September 18, 1992.

              (s)   Transfer Agency Agreement and Supplements          9
                    (Bradford, Alpha, Beta, Gamma, Delta,
                    Epsilon, Zeta, Eta and Theta) between
                    Registrant and Provident Financial
                    Processing Corporation dated as of
                    November 5, 1991.

              (t)   Transfer Agency Agreement Supplement              10
                    (BEA) between Registrant and Provident
                    Financial Processing Corporation
                    dated as of September 18, 1992.

              (u)   Administrative Services Agreement between         10
                    Registrant and Counsellor's Fund
                    Services, Inc. (BEA Portfolios)
                    dated September 18, 1992.

              (v)   Administration and Accounting Services            10
                    Agreement between Registrant and Provident
                    Financial Processing Corporation, relating to Tax-Free Money Market Portfolio, dated as of April 21, 1992.

              (w)   Transfer Agency Agreement Supplement              12
                    (Laffer) between Registrant and PFPC Inc.
                    dated as of July 21, 1993.

              (x)   Administration and Accounting Services            12
                    Agreement between Registrant and PFPC Inc., relating to Laffer/Canto Equity Fund, dated July 21, 1993.

              (y)   Transfer Agency Agreement Supplement              15
                    (BEA U.S. Core Equity, BEA U.S.
                    Core Fixed Income, BEA Global Fixed Income and BEA Municipal Bond Fund) between
                    Registrant and PFPC Inc. dated as of
                    October 27, 1993.

              (z)   Administration and Accounting Services            15
                    Agreement between Registrant and PFPC Inc.

                                                                See Note #
                                                                ----------

                    relating to (Core Equity) dated as of
                    October 27, 1993.

              (aa)  Administration and Accounting Services           15
                    Agreement between Registrant and PFPC Inc.
                    (Core Fixed Income) dated
                    October 27, 1993.

              (bb)  Administration and Accounting Services           15
                    Agreement between Registrant and
                    PFPC Inc. (International Fixed Income)
                    dated October 27, 1993

              (cc)  Administration and Accounting Services           15
                    Agreement between Registrant and PFPC Inc.
                    (Municipal Bond) dated October 27, 1993.

              (dd)  Transfer Agency Agreement Supplement             18
                    (BEA Balanced and Short Duration) between
                    Registrant and PFPC Inc. dated
                    October 26, 1994.

              (ee)  Administration and Accounting Services           18
                    Agreement between Registrant and PFPC Inc.
                    (BEA Balanced) dated October 26, 1994.

              (ff)  Administration and Accounting Services           18
                    Agreement between Registrant and PFPC Inc.
                    (BEA Short Duration) dated
                    October 26, 1994.

              (gg)  Co-Administration Agreement between              18
                    Registrant and PFPC Inc. (Warburg Pincus
                    Growth & Income Fund) dated
                    August 4, 1994.

              (hh)  Co-Administration Agreement between              18
                    Registrant and PFPC Inc. (Warburg Pincus
                    Balanced Fund) dated August 4, 1994.

              (ii)  Co-Administration Agreement between              18
                    Registrant and Counsellors Funds Services,
                    Inc. (Warburg Pincus Growth & Income Fund) dated August 4, 1994.

              (jj)  Co-Administration Agreement between              18
                    Registrant and Counsellors Funds Services,
                    Inc. (Warburg Pincus Balanced Fund) dated
                    August 4, 1994.

              (kk)  Administrative Services Agreement Supplement     18

                                                                See Note #
                                                                ----------

                    between Registrant and Counsellor's Fund
                    Services, Inc. (BEA Classes) dated
                    October 26, 1994.

              (ll)  Co-Administration Agreement between                21
                    Registrant and PFPC Inc. (Warburg Pincus
                    Tax Free Fund) dated March 31, 1995.

              (mm)  Co-Administration Agreement between                21
                    Registrant and Counsellors Funds
                    Services, Inc. (Warburg Pincus Tax Free
                    Fund) dated March 31, 1995.

              (nn)  Transfer Agency and Service Agreement              21
                    between Registrant and State Street
                    Bank and Trust Company and PFPC, Inc.
                    dated February 1, 1995.

              (oo)  Supplement to Transfer Agency and Service          21
                    Agreement between Registrant, State Street
                    Bank and Trust Company, Inc. and PFPC
                    dated April 10, 1995.

              (pp)  Amended and Restated Credit Agreement dated        22
                    December 15, 1994


          (10)(a)   Opinion of Counsel.

                    Incorporated by reference herein to
                    Registrant's 24f-2 Notice for the fiscal year ending August 31, 1995 filed on October 26, 1995.

              (b)   Consent of Counsel.

          (11)     Consent of Independent Accountants.

          (12)     None.

          (13)(a)   Subscription Agreement (relating to                2
                     Classes A through N).

              (b)   Subscription Agreement between Registrant          7
                    and Planco Financial Services, Inc.,
                    relating to Classes O and P.

              (c)   Subscription Agreement between Registrant and      7
                    Planco Financial Services, Inc., relating to
                    Class Q.

              (d)   Subscription Agreement between Registrant          9

                                                                  See Note #
                                                                  ----------

                    and Counsellors Securities Inc. relating to Classes R, S, and Alpha 1 through Theta 4.

              (e)   Subscription Agreement between Registrant          10
                    and Counsellors Securities Inc. relating to Classes T, U and V.

              (f)   Subscription Agreement between Registrant          18
                    and Counsellor's Securities Inc. relating to Classes BB and CC.

              (g)   Purchase Agreement between Registrant and          21
                    Counsellors Securities Inc. relating to
                    Class DD (Warburg Pincus Growth & Income
                    Fund Series 2).

              (h)   Purchase Agreement between Registrant and          21
                    Counsellors Securities Inc. relating to
                    Class EE (Warburg Pincus Balanced Fund
                    Series 2).

          (14) None.

          (15)(a)   Plan of Distribution (Sansom Street Money).         3

              (b)   Plan of Distribution (Sansom Street Tax-Free        3
                    Money).

              (c)   Plan of Distribution (Sansom Street                 3
                     Government Money).

              (d)   Plan of Distribution (Cash Preservation             3
                     Money).

              (e)   Plan of Distribution (Cash Preservation             3
                    Tax-Free Money).

              (f)   Plan of Distribution (SafeGuard Equity).            3

              (g)   Plan of Distribution                                3
                    (SafeGuard Fixed Income).

              (h)   Plan of Distribution (SafeGuard Balanced).          3

              (i)   Plan of Distribution (SafeGuard Tax-Free).          3

              (j)   Plan of Distribution (SafeGuard Money).             3

              (k)   Plan of Distribution (SafeGuard Tax-Free
                    Money).                                             3

                                                                  See Note #
                                                                  ----------

              (l)   Plan of Distribution (Bedford Money).               3

              (m)   Plan of Distribution (Bedford Tax-Free              3
                    Money).

              (n)   Plan of Distribution (Bedford Government            3
                    Money).

              (o)   Plan of Distribution (Bedford New York              7
                    Municipal Money).

              (p)   Plan of Distribution (SafeGuard Government          7
                    Securities).

              (q)   Plan of Distribution (Income Opportunities          7
                    High Yield).

              (r)   Amendment No. 1 to Plans of Distribution            8
                    (Classes A through Q).

              (s)   Plan of Distribution (Bradford Tax-Free             9
                    Money).

              (t)   Plan of Distribution (Bradford Government           9
                    Money).

              (u)   Plan of Distribution (Alpha Money).                 9

              (v)   Plan of Distribution (Alpha Tax-Free                9
                    Money).

              (w)   Plan of Distribution (Alpha Government              9
                    Money).

              (x)   Plan of Distribution (Alpha New York                9
                    Money).

              (y)   Plan of Distribution (Beta Money).                  9

              (z)   Plan of Distribution (Beta Tax-Free                 9
                    Money).

              (aa)  Plan of Distribution (Beta Government               9
                    Money).

              (bb)  Plan of Distribution (Beta New York                 9
                    Money).

              (cc)  Plan of Distribution (Gamma Money).                 9

              (dd)  Plan of Distribution (Gamma Tax-Free                9
                    Money).

                                                                  See Note #
                                                                  ----------

              (ee)  Plan of Distribution (Gamma Government              9
                    Money).

              (ff)  Plan of Distribution (Gamma New York                9
                    Money).

              (gg)  Plan of Distribution (Delta Money).                 9

              (hh)  Plan of Distribution (Delta Tax-Free                9
                    Money).

              (ii)  Plan of Distribution (Delta Government              9
                    Money).

              (jj)  Plan of Distribution (Delta New York                9
                    Money).

              (kk)  Plan of Distribution (Epsilon Money).               9

              (ll)  Plan of Distribution (Epsilon Tax-Free              9
                    Money).

              (mm)  Plan of Distribution (Epsilon Government            9
                    Money).

              (nn)  Plan of Distribution (Epsilon New York              9
                    Money).

              (oo)  Plan of Distribution (Zeta Money).                  9

              (pp)  Plan of Distribution (Zeta Tax-Free                 9
                    Money).

              (qq)  Plan of Distribution (Zeta Government               9
                    Money).

              (rr)  Plan of Distribution (Zeta New York                 9
                    Money).

              (ss)  Plan of Distribution (Eta Money).                   9

              (tt)  Plan of Distribution (Eta Tax-Free Money).          9

              (uu)  Plan of Distribution (Eta Government                9
                    Money).

              (vv)  Plan of Distribution (Eta New York                  9
                    Money).

                                                         See Note #
                                                         ----------

              (ww)  Plan of Distribution (Theta Money).                 9

              (xx)  Plan of Distribution (Theta Tax-Free                9
                    Money).

              (yy)  Plan of Distribution (Theta Government              9
                    Money).

              (zz)  Plan of Distribution (Theta New York                9
                    Money).

              (aaa) Plan of Distribution (Laffer Equity).              12

              (bbb) Plan Distribution (Warburg Pincus Growth           18
                    & Income Series 2).

              (ccc) Plan of Distribution (Warburg Pincus               18
                    Balanced Series 2).

              (16)  Schedule of Computation of Performance              3
                    Quotations.

              (17)  None.

              (18)  Rule 18f-3 Plan.                                   21

              (19)  Representation of Ballard Spahr Andrews
                    & Ingersoll pursuant to Rule 485(b) under the Securities Act of 1933.

_________________

Note #
------

1 Incorporated herein by reference to the same exhibit number of Registrant's Registration Statement (No. 33-20827) filed on March 24, 1988.

2 Incorporated herein by reference to the same exhibit number of Pre-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on July 12, 1988.

3 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989.

4 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on October 25, 1989.

5 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 3 to the Registrant's Registration Statement (No. 33-20827) filed on April 27, 1990.

6 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 4 to the Registrant's Registration Statement (No. 33-20827) filed on May 1, 1990.

7 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 5 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1990.

8 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 6 to the Registrant's Registration Statement (No. 33-20827) filed on October 24, 1991.

9 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992.

10 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 8 to the Registrant's Registration Statement (No. 33-20827) filed on October 22, 1992.

11 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 9 to the Registrant's Registration Statement (No. 33-20827) filed on December 16, 1992.

12 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 11 to the Registrant's Registrant Statement (No. 33-20827) filed on June 21, 1993.

Note #
------


13 Incorporated herein by reference to the same exhibit number Post-Effective Amendment No. 12 to the Registrant's Registration Statement (No. 33-20827) filed on July 27, 1993.

14 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 13 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1993.

15 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 14 to the Registrant's Registration Statement (No. 33-20827) filed on December 21, 1993.

16 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 19 to the Registrant's Registration Statement (No. 33-20827) filed on October 14, 1994.

17 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 20 to the Registrant's Registration Statement (No. 33-20827) filed on October 21, 1994.

18 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 21 to the Registrant's Registration Statement (No. 33-20827) filed on October 28, 1994.

19 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 22 to the Registrant's Registration Statement (No. 33-20827) filed on December 19, 1994.

20 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 27 to the Registrant's Registration Statement (No. 33-20827) filed on March 31, 1995.

21 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 28 to the Registrant's Registration Statement (No. 33-20827) filed on October 6, 1995.


22 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 29 to the Registrant's Registration Statement (No. 33-20827) filed on October 25, 1995.

Item 25.  Persons Controlled by or under Common Control with Registrant

          None.

Note #
------

Item 26.  Number of Holders of Securities
          -------------------------------


          The following information is given as of September 29, 1995.

     Title of Class of Common Stock                     Number of Record Holders
     ------------------------------                     ------------------------

     a)   Warburg Pincus Growth & Income                      36,122
     b)   Warburg Pincus  Balanced                               234
     c)   Warburg Pincus Tax-Free                                155
     d)   RBB Money Market                                        12
     e)   RBB Municipal Money Market                               2
     f)   Cash Preservation Money Market                          37
     g)   Cash Preservation Municipal Money Market                74
     h)   Sansom Street Money Market                               3
     i)   Sansom Street Municipal Money Market                     0
     j)   Sansom Street Government Obligations                     0
          Money Market
     k)   Bedford Money Market                                87,305
     l)   Bedford Municipal Money Market                       4,488
     m)   Bedford Government Obligations Money                 3,675
          Market
     n)   Bedford New York Municipal Money Market              2,819
     o)   RBB Government Securities                              661
     p)   Bradford Municipal Money Market                      3,318
     q)   Bradford Government Obligations Money                1,811
          Market
     r)   BEA International Equity                               177
     s)   BEA Strategic Fixed Income                              42
     t)   BEA Emerging Markets Equity                             45
     u)   BEA U.S. Core Equity                                    30
     v)   BEA U.S. Core Fixed Income                              28
     w)   BEA U.S. Global Fixed Income                             1
     x)   BEA Municipal Bond fund                                 33
     y)   BEA Short Duration                                       0
     z)   BEA Balanced                                             0
     aa)  Janney Montgomery Scott                                  1
          Money Market
     bb)  Janney Montgomery Scott                                  1
          Municipal Money Market
     cc)  Janney Montgomery Scott                                  1
          Government Obligations Money Market
     dd)  Janney Montgomery Scott                                  1
          New York Municipal Money Market
     ee)  Warburg Pincus Growth & Income Series 2                  8
     ff)  Warburg Pincus Balanced Series 2                         5

Item 27.  Indemnification
          ---------------

          Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, as amended, incorporated herein by reference as Exhibits 1(a) and 1(c), provide as follows:

               Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

               Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by By-law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

               Section 3. No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

               Section 4. References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall decrease, but may expand, any right of any person under this Article based on any event, omission or proceeding prior to such amendment.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          Information as to any other business, profession, vocation or employment of a substantial nature in which any directors and officers of PIMC, BEA, and Warburg are, or at any time during the past two (2) years have been, engaged for their own accounts or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of PIMC's Form ADV (File No. 801-13304) filed on March 28, 1993, Schedules B and D of BEA's Form ADV (File No. 801-37170) filed on March 30, 1993, and Schedules A and D of Warburg's Form ADV (File No. 801-07321) filed on August 28, 1992, respectively.

          There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of PNC Bank, National Association (successor by merger to Provident National Bank) ("PNC Bank"), is, or at any time during the past two years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

                         PNC BANK, NATIONAL ASSOCIATION

                             Directors and Officers

          To the knowledge of Registrant, none of the directors or officers of PNC except those set forth below, is or has been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of PNC Bank also hold various positions with, and engage in business for, PNC Bank Corp. (formerly PNC Financial Corp), which owns all the outstanding stock of PNC Bank, or other subsidiaries of PNC Bank Corp. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of PNC Bank who are engaged in any other business, profession, vocation or employment of substantial nature.

                         PNC BANK, NATIONAL ASSOCIATION

Position with
  PNC Bank,
  National                                       Other Business             Type of
 Association              Name                    Connections               Business
--------------            ----                   --------------             --------
 Director              B.R. Brown             President and C.E.O. of         Coal
                                              Consol, Inc.
                                              Pittsburgh, PA (22)

Director               Constance E. Clayton   Superintendent of Schools       Educator
                                              The School District of
                                              Philadelphia
                                              Philadelphia, PA (23)


Director               F. Eugene Dixon, Jr.   Private Trustee                 Trustee
                                              Lafayette Hill, PA (24)

Director               A. James Freeman       Vice Chairman and C.E.O.        Manufacturing
                                              Lord Corporation
                                              Erie, PA (25)

                       Director               Banking
                                              Marine Bank
                                              Erie, PA (26)

Director               Dr. Stuart Heydt       President and C.E.O.            Medical
                                              Geisinger Foundation
                                              Danville, PA (27)

Director               Edward P. Junker, III  Chairman and C.E.O.             Banking
                                              Marine Bank
                                              Erie, PA (26)

Director               Thomas A. McConomy     President, C.E.O. and           Manufacturing
                                              Chairman, Calgon Carbon
                                              Corporation
                                              Pittsburgh, PA (28)

Director               Robert C. Milsom       Retired
                                              Pittsburgh, PA*

Director               Thomas H. O'Brien      Chairman and C.E.O.             Bank Holding
                                              PNC Bank Corp. (14)

Director               Dr. J. Dennis O'Connor Chancellor                      Education
                                              University of Pittsburgh
                                              Pittsburgh, PA (29)


                                       23

  Position with
    PNC Bank,
    National                                         Other Business               Type of
   Association            Name                        Connections                 Business
  --------------          ----                       --------------               --------
Director              Rocco A. Ortenzio             Chairman and C.E.O.          Medical
                      Continental Medical Systems,
                      Inc.
                      Mechanicsburg, PA (30)

Director              Robert C. Robb, Jr.           Partner                       Financial and
                                                    Lewis, Eckert, Robb &         Management
                                                    Company                       Consultants
                                                    Plymouth Meeting, PA (31)

Director              Daniel M. Rooney              President, Pittsburgh         Football
                                                    Steelers Football Club
                                                    of the National Football
                                                    League
                                                    Pittsburgh, PA (32)

Director              Seth E. Schofield             Chairman, President and       Airline
                                                    C.E.O.
                                                    USAir Group, Inc. and
                                                    USAir, Inc.
                                                    Arlington, VA (33)

Director              Robert M. Valentini           President and C.E.O. Bell of  Communications
                                                    Pennsylvania and Chairman
                                                    Network Policy Council of Bell
                                                    Atlantic Corporation
                                                    Philadelphia, PA (34)

President and         James E. Rohr                 President                     Bank
Chief Executive                                     PNC Bank Corp.                Holding
Officer                                             (14)                          Company

President and         Bruce E. Robbins              None.
Chief Executive
Officer of PNC
Bank, National
Association,
Pittsburgh


Senior Executive      Edward V. Randall, Jr.        None.
Vice President


Executive             J. Richard Carnall            Director                      Banking
Vice President                                      PNC National Bank (2)

                                                    Chairman and Director         Financial-
                                                    PFPC Inc. (3)                 Related
                                                                                         Services

                                                 24


Position with
  PNC Bank,
  National                                        Other Business                  Type of
 Association            Name                       Connections                    Business
--------------          ----                      --------------                  --------

                                                    Director
                                                    PNC Trust Company             Fiduciary
                                                    of New York (11)              Activities

                                                    Director                      Equipment
                                                    Hayden Bolts, Inc.*           Leasing

                                                    Director,                     Real Estate
                                                    Parkway Real Estate
                                                    Company*

                                                    Director                      Investment
                                                    Provident Capital             Advisory
                                                    Management, Inc. (5)

                                                    Director                      Investment
                                                    Advanced Investment           Advisory
                                                    Management, Inc. (15)

Executive             Richard C. Caldwell           Director                      Banking
Vice President                                      PNC National Bank (2)

                                                    Director                      Investment
                                                    Provident Capital             Advisory
                                                    Management, Inc. (5)

                                                    Director                      Fiduciary
                                                    PNC Trust Company             Activities
                                                    of New York (11)

                                                    Executive Vice President      Bank Holding
                                                    PNC Bank Corp. (14)           Company

                                                    Director                      Investment
                                                    Advanced Investment           Advisory
                                                    Management, Inc. (15)

                                                    Director                      Banking
                                                    PNC Bank, New Jersey,
                                                    New Jersey, National
                                                    Association (16)

                                                    Director                      Financial-
                                                    PFPC Inc. (3)                 Related
                                                                                  Services

Executive Vice        Herbert G.                    None.
President             Summerfield, Jr.

                                                 25

Position with
  PNC Bank,
  National                                         Other Business                 Type of
 Association            Name                        Connections                   Business
--------------          ----                       --------------                 --------
Executive Vice        Joe R. Irwin                  None.
President

President and         Richard L. Smoot              Senior Vice President         Banking
Chief Executive                                     Operations
Officer of PNC                                      PNC Bank Corp. (20)
Bank, National
Association,                                        Director                      Fiduciary
Philadelphia                                        PNC Trust Company of          Activities


                      New York (11)


                                                    Director                      Investment
                                                    PNC Institutional             Advisory
                                                    Management Corporation (28)


                                                    Director                      Financial
                                                    PFPC Inc. (3)                 Related
                                                                                  Services

Executive Vice        W. Herbert Crowder, III       None.
President

Executive Vice        Walter L. West                None.
President

Senior Vice           George Lula                   None.
President

Secretary             William F. Strome             Director
International
                                                    PNC Bank International (35)   Banking
                                                                                  Services

                                                    Managing General Counsel      Bank Holding
                                                    and Senior Vice President     Company
                                                    PNC Bank Corp.

Senior Vice           James P. Conley               None.
President/
Credit Policy

        ____________________

*    For more information, contact William F. Strome, PNC Bank,
     National Association, Broad and Chestnut Streets, Philadelphia,
     PA  19101.


(1)  PNC Bank, National Association, 120 S. 17th Street,
     Philadelphia, PA  19103.
(2)  PNC National Bank, 103 Bellevue Parkway, Wilmington, DE 19809.
(3)  PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

(4)      PNC Service Corp, 103 Bellevue Parkway, Wilmington, DE  19809.
(5) Provident Capital Management, Inc., 30 S. 17th Street, Site 1500, Philadelphia, PA 19103.
(6) PNC National Investment Corporation, Broad and Chestnut Streets, Philadelphia, PA 19101.
(7) Provident Realty Management, Inc., Broad and Chestnut Streets, Philadelphia, PA 19101.
(8)      Provident Realty, Inc., Broad and Chestnut Streets, Philadelphia, PA
         19101.
(9)      PNC Bancorp, Inc. 3411 Silverside Park, Wilmington, DE 19810
(10) PNC New Jersey Credit Corp, 1415 Route 70 East, Suite 604, Cherry Hill, NJ 08034.
(11)     PNC Trust Company of New York, 40 Broad Street, New York, NY 10084.
(12)     Provcor Properties, Inc., Broad and Chestnut Streets, Philadelphia, PA
         19101.
(13)     PNC Credit Corp, 103 Bellevue Parkway, Wilmington, DE 19809.
(14)     PNC Bank Corp., 5th Avenue and Wood Streets, Pittsburgh, PA 15265.
(15) Advanced Investment Management, Inc., 27th Floor, One Oliver Plaza, Pittsburgh, PA 15265.
(16) PNC Bank of New Jersey, National Association, Woodland Falls Corporate Park, 210 Lake Drive East, Cherry Hill, NJ 08002.
(17) PNC Institutional Management Corporation, 400 Bellevue Parkway, Wilmington, DE 19809.
(18) Provident National Leasing Corporation, Broad and Chestnut Streets, Philadelphia, PA 19101
(19) Provident National Bank Corp. New Jersey, 1 Centennial Square, Haddonfield, NJ 08033
(20)     The Clayton Bank and Trust Company, Clayton, DE 19938
(21) Keystone Life Insurance Company, 1207 Chestnut Street, Philadelphia, PA 19107-4101
(22)     Consol, Inc., Consol Plaza, Pittsburgh, PA  15241
(23) School District of Philadelphia, 21 Street and The Parkway, Philadelphia, PA 19103-1099
(24) F. Eugene Dixon, Jr., Private Trustee, 665 Thomas Road, Lafayette Hill, PA 19444-0178
(25)     Lord Corporation, 2000 W. Grandview Boulevard, Erie, PA  16514
(26)     Marine Bank, Ninth and State Streets, Erie, PA  16553
(27)     Geisinger Foundation, 100 N. Academy Avenue, Danville, PA  17822
(28)     Calgon Carbon Corporation, P.O. Box 717, Pittsburgh, PA  15230-0717
(29)     University of Pittsburgh, 107 Cathedral of Learning, Pittsburgh, PA
         15260
(30)     Continental Medical Systems, Inc., P.O. Box 715, Mechanicsburg, PA
         17055
(31) Lewis, Eckert, Robb & Company, 425 One Plymouth Meeting, Plymouth Meeting, PA 19462
(32) Football Club of the National Football League, 300 Stadium Circle, Pittsburgh, PA 15212
(33)     USAir Group, Inc. and USAir, Inc., 2345 Crystal Drive, Arlington, VA
         22227
(34)     Bell of Pennsylvania, One Parkway, Philadelphia, PA  19102
(35)  PNC Bank International, 5th and Wood Streets, Pittsburgh, PA  15222

Item     29.  Principal Underwriter
              ---------------------

              (a) Counsellors Securities Inc. (the "Distributor") acts as distributor for the following investment companies:

                   Warburg, Pincus Cash Reserve Fund
                   Warburg, Pincus New York Tax Exempt Fund
                   Warburg, Pincus New York Municipal Bond Fund
                   Warburg, Pincus Intermediate Maturity Government Fund Warburg, Pincus Fixed Income Fund
                   Warburg, Pincus Global Fixed Income Fund
                   Warburg, Pincus Capital Appreciation Fund
                   Warburg, Pincus Emerging Growth Fund
                   Warburg, Pincus International Equity Fund
                   Warburg, Pincus Japan OTC Fund
                   Counsellors Tandem Securities Fund
                   Warburg Pincus Growth & Income Fund
                   Warburg Pincus Balanced Fund
                   Warburg Pincus Tax Free Fund

The Distributor acts as a principal underwriter, depositor or investment adviser for the following investment companies: None other than Registrant and companies listed above.

              (b) Information for each director or officer of the Distributor is set forth below:

Name and Principal    Positions and Offices      Positions and Offices
 Business Address     with the Distributor       with Registrant
------------------    ---------------------      ------------------

John L. Vogelstein             Director
466 Lexington Avenue
New York, New York  10017

Lionel I. Pincus               Director
466 Lexington Avenue
New York, New York  10017

Reuben S. Leibowitz            Director,
466 Lexington Avenue           President and Chief
New York, New York  10017      Financial Officer

John L. Furth                  Director
466 Lexington Avenue
New York, New York  10017

Arnold M. Reichman             Vice President,             Director
466 Lexington Avenue           Secretary and
New York, New York  10017      Chief Operating Officer

Roger Reinlieb                 Vice President
466 Lexington Avenue
New York, New York  10017

Karen Amato                    Assistant Secretary
466 Lexington Avenue
New York, New York  10017

Stephen Distler                Treasurer
466 Lexington Avenue
New York, New York  10017


              (c) Information as to commissions and other compensation received by the principal underwriter is set forth below.

                     Net
 Name of         Underwriting           Compensation
Principal        Discounts and          on Redemption       Brokerage      Other
Underwriter      Commissions            and Repurchase      Commissions    Compensation
-----------      -------------          --------------      -----------    -------------
Counsellors           $  0                   $  0              $  0            $  0
Securities
  Inc.

Item 30.  Location of Accounts and Records
          --------------------------------

         (1) PNC Bank, National Association (successor by merger to Provident National Bank), Broad and Chestnut Street, Philadelphia, PA 19101 (records relating to its functions as sub-adviser and custodian).

         (2) Counsellors Securities Inc., 466 Lexington Avenue, New York, New York 10017 (records relating to its functions as distributor).

         (3) PNC Institutional Management Corporation (formerly Provident Institutional Management Corporation), Bellevue Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser, sub-adviser and administrator).

         (4) PFPC Inc. (formerly Provident Financial Processing Corporation), Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).

         (5) Ballard Spahr Andrews & Ingersoll, 1735 Market Street - 51st Floor, Philadelphia, Pennsylvania 19103 (Registrant's Articles of Incorporation, By-Laws and Minute Books).

         (6) BEA Associates, One Citicorp Center, 153 East 53rd Street, New York, New York 10022 (records relating to its function as investment adviser).

         (7) Warburg, Pincus Counsellors, Inc., 466 Lexington Avenue, New York, New York 10017-3147 (records relating to its functions as investment adviser).


Item 31.      Management Services
              -------------------

              None.


Item 32.      Undertakings
              ------------

              (a) Registrant hereby undertakes to hold a meeting of shareholders for the purpose of considering the removal of directors in the event the requisite number of shareholders so request.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, and State of Delaware, on November 30, 1995.


                                        THE RBB FUND, INC.


                                        By: /s/ Edward J. Roach
                                            -----------------------
                                            Edward J. Roach
                                            President and
                                            Treasurer

              Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


      Signature                     Title                      Date
      ---------                     -----                      ----

/s/ Edward J. Roach                President (Principal    November 30, 1995
----------------------
Edward J. Roach                    Executive Officer) and
                                   Treasurer (Principal
                                   Financial and Accounting
                                   Officer)

/s/ Donald van Roden               Director                 November 30, 1995
-----------------------
Donald van Roden

/s/ Francis J. McKay               Director                 November 30, 1995
-----------------------
Francis J. McKay

/s/ Marvin E. Sternberg            Director                November 30, 1995
-----------------------
Marvin E. Sternberg

/s/ Julian A. Brodsky              Director                 November 30, 1995
-----------------------
Julian A. Brodsky

/s/ Arnold M. Reichman             Director                 November 30, 1995
-----------------------
Arnold M. Reichman

/s/ Robert Sablowsky               Director                 November 30, 1995
-----------------------
Robert Sablowsky

                                  THE RBB FUND, INC.

                                     RBB CLASSES
                                WARBURG PINCUS CLASSES
                           WARBURG PINCUS SERIES 2 CLASSES
                              CASH PRESERVATION CLASSES
                                SANSOM STREET CLASSES
                                   BEDFORD CLASSES
                                   BRADFORD CLASSES
                                     BEA CLASSES
                                JANNEY (ALPHA) CLASSES
                                     BETA CLASSES
                                    GAMMA CLASSES
                                    DELTA CLASSES
                                   EPSILON CLASSES
                                     ZETA CLASSES
                                     ETA CLASSES
                                    THETA CLASSES


                                    EXHIBIT INDEX
                                    -------------

          Exhibit                                         Page   See Note #
          -------                                         ----   ----------

          (1)(a)      Articles of Incorporation of                    1
                      Registrant.

             (b)      Articles Supplementary of                       1
                      Registrant.

             (c)      Articles of Amendment to Articles               2
                      of Incorporation of Registrant.

             (d)      Articles Supplementary of                       2
                      Registrant.

             (e)      Articles Supplementary of                       5
                      Registrant.

             (f)      Articles Supplementary of                       6
                      Registrant.

             (g)      Articles Supplementary of                       9
                      Registrant.

             (h)      Articles Supplementary of                      10
                      Registrant.

             (i)      Articles Supplementary of                      14
                      Registrant.

             (j)      Articles Supplementary of                      14
                      Registrant.

             (k)      Articles Supplementary of                      19
                      Registrant.

             (l)      Articles Supplementary of                      19
                      Registrant.

             (m)      Articles Supplementary of                      19
                      Registrant.

             (n)      Articles Supplementary of                      19
                      Registrant.

          Exhibit                                          Page    See Note #
          -------                                          ----    ----------

             (o)      Articles Supplementary of                       20
                      Registrant

          (2)         Amended By-Laws adopted August                  3
                      16, 1988.

             (a)      Amendment to By-Laws adopted July               4
                      25, 1989.

             (b)      By-Laws amended through October                 5
                      24, 1989.

          (3)         None.

          (4)         Specimen Certificates

             (a)      SafeGuard Equity Growth and                     3
                      Income Shares

             (b)      SafeGuard Fixed Income Shares                   3

             (c)      SafeGuard Balanced Shares                       3

             (d)      SafeGuard Tax-Free Shares                       3

             (e)      SafeGuard Money Market Shares                   3

             (f)      SafeGuard Tax-Free Money Market                 3
                      Shares

             (g)      Cash Preservation Money Market                  3
                      Shares

             (h)      Cash Preservation Tax-Free Money                3
                      Market Shares

             (i)      Sansom Street Money Market Shares               3

             (j)      Sansom Street Tax-Free Money                    3
                      Market Shares

             (k)      Sansom Street Government                        3
                      Obligations Money

             (l)      Bedford Money Market Shares                     3

             (m)      Bedford Tax-Free Money Market                   3
                      Shares

             (n)      Bedford Government Obligations                  3
                      Money Market Shares

             (o)      Bedford New York Municipal Money                5
                      Market Shares

          Exhibit                                           Page    See Note #
          -------                                           ----    ----------

             (p)      SafeGuard Government Securities                 5
                      Shares

             (q)      Income Opportunities High Yield                 6
                      Bond Shares

             (r)      Bradford Tax-Free Money Market                  8
                      Shares

             (s)      Bradford Government Obligations                 8
                      Money Market Shares

             (t)      Alpha 1 Money Market Shares                     8

             (u)      Alpha 2 Tax-Free Money Market                   8
                      Shares

             (v)      Alpha 3 Government Obligations                  8
                      Money Market Shares

             (w)      Alpha 4 New York Municipal Money                8
                      Market Shares

             (x)      Beta 1 Money Market Shares                      8

             (y)      Beta 2 Tax-Free Money Market                    8
                      Shares

             (z)      Beta 3 Government Obligations                   8
                      Money Market Shares

             (aa)     Beta 4 New York Municipal Money                 8
                      Market Shares

             (bb)     Gamma 1 Money Market Shares                     8

             (cc)     Gamma 2 Tax-Free Money Market                   8
                      Shares

             (dd)     Gamma 3 Government Obligations                  8
                      Money Market Shares

             (ee)     Gamma 4 New York Municipal Money                8
                      Market Shares

             (ff)     Delta 1 Money Market Shares                     8

             (gg)     Delta 2 Tax-Free Money Market                   8
                      Shares

             (hh)     Delta 3 Government Obligations                  8
                      Money Market Shares

             (ii)     Delta 4 New York Municipal Money                8
                      Market Shares

             (jj)     Epsilon 1 Money Market Shares                   8

          Exhibit                                         Page     See Note #
          -------                                         ----     ----------

             (kk)     Epsilon 2 Tax-Free Money Market                 8
                      Shares

             (ll)     Epsilon 3 Government Obligations                8
                      Money Market Shares

             (mm)     Epsilon 4 New York Municipal                    8
                      Money Market Shares

             (nn)     Zeta 1 Money Market Shares                      8

             (oo)     Zeta 2 Tax-Free Money Market                    8
                      Shares

             (pp)     Zeta 3 Government Obligations                   8
                      Money Market Shares

             (qq)     Zeta 4 New York Municipal Money                 8
                      Market Shares

             (rr)     Eta 1 Money Market Shares                       8

             (ss)     Eta 2 Tax-Free Money Market                     8
                      Shares

             (tt)     Eta 3 Government Obligations                    8
                      Money Market Shares

             (uu)     Eta 4 New York Municipal Money                  8
                      Market Shares

             (vv)     Theta 1 Money Market Shares                     8

             (ww)     Theta 2 Tax-Free Money Market                   8
                      Shares

             (xx)     Theta 3 Government Obligations                  8
                      Money Market Shares

             (yy)     Theta 4 New York Municipal Money                8
                      Market Shares

             (zz)     BEA International Equity Shares                 9

             (a1)     BEA Strategic Fixed Income Shares               9

             (a2)     BEA Emerging Markets Equity                     9
                      Shares

             (a3)     Laffer/Canto Equity Shares                     12

             (a4)     BEA U.S. Core Equity Shares                    13

             (a5)     BEA U.S. Core Fixed Income Shares              13

             (a6)     BEA Global Fixed Income Shares                 13

          Exhibit                                        Page     See Note #
          -------                                        ----     ----------

             (a7)     BEA Municipal Bond Fund Shares                 13

             (a8)     BEA Balanced Shares                            16

             (a9)     BEA Short Duration Shares                      16

             (a10)    Warburg Growth & Income Shares                 18

             (a11)    Warburg Balanced Shares                        18

          (5)(a)      Investment Advisory Agreement                   3
                      (Money) between Registrant and
                      Provident Institutional
                      Management Corporation, dated as
                      of August 16, 1988.

             (b)      Sub-Advisory Agreement (Money)                  3
                      between Provident Institutional
                      Management Corporation and
                      Provident National Bank, dated as
                      of August 16, 1988.

             (c)      Investment Advisory Agreement                   3
                      (Tax-Free Money) between
                      Registrant and Provident
                      Institutional Management
                      Corporation, dated as of
                      August 16, 1988.

             (d)      Sub-Advisory Agreement (Tax-Free                3
                      Money) between Provident
                      Institutional Management
                      Corporation and Provident
                      National Bank, dated as of
                      August 16, 1988.

             (e)      Investment Advisory Agreement                   3
                      (Government Money) between
                      Registrant and Provident
                      Institutional Management
                      Corporation, dated as of
                      August 16, 1988.

             (f)      Sub-Advisory Agreement                          3
                      (Government Money) between
                      Provident Institutional
                      Management Corporation and
                      Provident National Bank, dated as
                      of August 16, 1988.

             (k)      Investment Advisory Agreement                   3
                      (Balanced) between Registrant and
                      Provident Institutional
                      Management Corporation, dated as
                      of August 16, 1988.

          Exhibit                                         Page    See Note #
          -------                                         ----    ----------

             (l)      Sub-Advisory Agreement (Balanced)               3
                      between Provident Institutional
                      Management Corporation and
                      Provident National Bank, dated as
                      of August 16, 1988.

             (m)      Investment Advisory Agreement                   3
                      (Tax-Free) between Registrant and
                      Provident Institutional
                      Management Corporation, dated as
                      of August 16, 1988.

             (n)      Sub-Advisory Agreement (Tax-Free)               3
                      between Provident Institutional
                      Management Corporation and
                      Provident National Bank, dated as
                      of August 16, 1988.

             (s)      Investment Advisory Agreement                   8
                      (Government Securities) between
                      Registrant and Provident
                      Institutional Management
                      Corporation dated as of April 8,
                      1991.

             (t)      Investment Advisory Agreement                   8
                      (High Yield Bond) between
                      Registrant and Provident
                      Institutional Management
                      Corporation dated as of April 8,
                      1991.

             (u)      Sub-Advisory Agreement (High                    8
                      Yield Bond) between Registrant
                      and Warburg, Pincus Counsellors,
                      Inc. dated as of April 8, 1991.

             (v)      Investment Advisory Agreement                   9
                      (New York Municipal Money Market)
                      between Registrant and Provident
                      Institutional Management
                      Corporation dated November 5,
                      1991.

             (w)      Investment Advisory Agreement                  10
                      (Equity) between Registrant and
                      Provident Institutional
                      Management Corporation dated
                      November 5, 1991.

             (x)      Sub-Advisory Agreement (Equity)                10
                      between Registrant, Provident
                      Institutional Management
                      Corporation and Warburg, Pincus
                      Counsellors, Inc. dated November
                      5, 1991.

          Exhibit                                         Page    See Note #
          -------                                         ----    ----------

             (y)      Investment Advisory Agreement                  10
                      (Tax-Free Money Market) between
                      Registrant and Provident
                      Institutional Management
                      Corporation dated April 21, 1992.

             (z)      Investment Advisory Agreement                  11
                      (BEA International Equity
                      Portfolio) between Registrant and
                      BEA Associates.

             (aa)     Investment Advisory Agreement                  11
                      (BEA Strategic Fixed Income
                      Portfolio) between Registrant and
                      BEA Associates.

             (bb)     Investment Advisory Agreement                  11
                      (BEA Emerging Markets Equity
                      Portfolio) between Registrant and
                      BEA Associates.

             (cc)     Investment Advisory Agreement                  14
                      (Laffer/Canto Equity Portfolio)
                      between Registrant and Laffer
                      Advisors, Incorporated, dated as
                      of July 21, 1993.

             (dd)     Sub-Advisory Agreement                         12
                      (Laffer/Canto Portfolio) between
                      PNC Institutional Management
                      Corporation and Laffer Advisors,
                      Incorporated, dated as of July
                      21, 1993.

             (ee)     Investment Advisory Agreement                  15
                      (BEA U.S. Core Equity Portfolio)
                      between Registrant and BEA
                      Associates, dated as of
                      October 27, 1993.

             (ff)     Investment Advisory Agreement                  15
                      (BEA U.S. Core Fixed Income
                      Portfolio) between Registrant and
                      BEA Associates, dated as of
                      October 27, 1993.

             (gg)     Investment Advisory Agreement                  15
                      (BEA Global Fixed Income
                      Portfolio) between Registrant and
                      BEA Associates, dated as of
                      October 27 1993.

             (hh)     Investment Advisory Agreement                  15
                      (BEA Municipal Bond Fund
                      Portfolio) between Registrant and
                      BEA Associates, dated as of
                      October 27, 1993.

          Exhibit                                         Page    See Note #
          -------                                         ----    ----------

             (ii)     Investment Advisory Agreement                  14
                      (Warburg Pincus Growth & Income
                      Fund) between Registrant and
                      Warburg, Pincus Counsellors, Inc.

             (jj)     Form of Investment Advisory                    16
                      Agreement (Warburg Pincus
                      Balanced Fund) between Registrant
                      and Warburg, Pincus Counsellors,
                      Inc.

             (kk)     Form of Investment Advisory                    16
                      Agreement (BEA Balanced) between
                      Registrant and BEA Associates.

             (ll)     Form of Investment Advisory                    16
                      Agreement (BEA Short Duration)
                      between Registrant and BEA
                      Associates.

             (mm)     Investment Advisory Agreement                  21
                      (Warburg Pincus Tax Free Fund)
                      between Registrant and Warburg,
                      Pincus Counsellors, Inc.

          (6)(r)      Distribution Agreement and                      8
                      Supplements (Classes A through Q)
                      between the Registrant and
                      Counsellors Securities Inc. dated
                      as of April 10, 1991.

             (s)      Distribution Agreement Supplement               9
                      (Classes L, M, N and O) between
                      the Registrant and Counsellors
                      Securities Inc. dated as of
                      November 5, 1991.

             (t)      Distribution Agreement                          9
                      Supplements (Classes R, S, and
                      Alpha 1 through Theta 4) between
                      the Registrant and Counsellors
                      Securities Inc. dated as of
                      November 5, 1991.

             (u)      Distribution Agreement Supplement              10
                      (Classes T, U and V) between the
                      Registrant and Counsellors
                      Securities Inc. dated as of
                      September 18, 1992.

             (v)      Distribution Agreement Supplement              14
                      (Class W) between the Registrant
                      and Counsellors Securities Inc.
                      dated as of July 21, 1993.

          Exhibit                                         Page    See Note #
          -------                                         ----    ----------

             (w)      Distribution Agreement Supplement              14
                      (Classes X, Y, Z and AA) between
                      the Registrant and Counsellors
                      Securities Inc.

             (x)      Distribution Agreement Supplement              18
                      (Classes BB and CC) between
                      Registrant and Counsellors
                      Securities Inc. dated as of
                      October 26, 1994.

             (y)      Distribution Agreement Supplement              18
                      (Classes DD and EE) between
                      Registrant and Counsellors
                      Securities Inc. dated as of
                      October 26, 1994.

             (z)      Form of Distribution Agreement                 19
                      Supplement (Classes L, M, N, and
                      O) between the Registrant and
                      Counselor's Securities Inc.

             (aa)     Form of Distribution Agreement                 19
                      Supplement (Classes R and S)
                      between the Registrant and
                      Counselor's Securities Inc.

             (bb)     Distribution Agreement                         19
                      Supplements (Classes Alpha 1
                      through Theta 4) between
                      Registrant and Counsellor's
                      Securities Inc.)

             (cc)     Distribution Agreement                          20
                      Supplement, Janney Classes (Alpha
                      1, Alpha 2, Alpha 3 and Alpha 4)
                      between Registrant and
                      Counsellor's Securities Inc.

          (7)         Fund Office Retirement                          7
                      Profit-Sharing and Trust
                      Agreement, dated as of October
                      24, 1990.

          (8)(a)      Custodian Agreement between                     3
                      Registrant and Provident National
                      Bank dated as of August 16, 1988.

             (b)      Sub-Custodian Agreement among The              10
                      Chase Manhattan Bank, N.A., the
                      Registrant and Provident National
                      Bank, dated as of July 13, 1992,
                      relating to custody of
                      Registrant's foreign securities.

             (e)      Amendment No. 1 to Custodian                    9
                      Agreement dated August 16, 1988.

          Exhibit                                         Page    See Note #
          -------                                         ----    ----------

             (f)      Agreement between Brown Brothers               10
                      Harriman & Co. and Registrant on
                      behalf of BEA International
                      Equity Portfolio, dated September
                      18, 1992.

             (g)      Agreement between Brown Brothers               10
                      Harriman & Co. and Registrant on
                      behalf of BEA Strategic Fixed
                      Income Portfolio, dated September
                      18, 1992.

             (h)      Agreement between Brown Brothers               10
                      Harriman & Co. and Registrant on
                      behalf of BEA Emerging Markets
                      Equity Portfolio, dated September
                      18, 1992.

             (i)      Agreement between Brown Brothers               15
                      Harriman & Co. and Registrant on
                      behalf of BEA International
                      Equity, BEA Emerging Markets, BEA
                      Strategic Fixed Income and BEA
                      Global Fixed Income Portfolio,
                      dated as of November 29, 1993.

             (j)      Agreement between Brown Brothers               15
                      Harriman & Co. and Registrant on
                      behalf of BEA U.S. Core Equity
                      and BEA U.S. Core Fixed Income
                      Portfolios, dated as of
                      November 29, 1993.

             (k)      Custodian Contract between                     18
                      Registrant and State Street Bank
                      and Trust Company.

          (9)(a)      Transfer Agency Agreement (Sansom               3
                      Street) between Registrant and
                      Provident Financial Processing
                      Corporation, dated as of
                      August 16, 1988.

             (b)      Transfer Agency Agreement (Cash                 3
                      Preservation) between Registrant
                      and Provident Financial
                      Processing Corporation, dated as
                      of August 16, 1988.

             (c)      Shareholder Servicing Agreement                 3
                      (Sansom Street Money).

             (d)      Shareholder Servicing Agreement                 3
                      (Sansom Street Tax-Free Money).

          Exhibit                                         Page    See Note #
          -------                                         ----    ----------

             (e)      Shareholder Servicing Agreement                 3
                      (Sansom Street Government Money).


             (f)      Shareholder Services Plan (Sansom               3
                      Street Money).

             (g)      Shareholder Services Plan (Sansom               3
                      Street Tax-Free Money).

             (h)      Shareholder Services Plan (Sansom               3
                      Street Government Money).

             (i)      Transfer Agency Agreement                       3
                      (SafeGuard) between Registrant
                      and Provident Financial
                      Processing Corporation, dated as
                      of August 16, 1988.

             (j)      Transfer Agency Agreement                       3
                      (Bedford) between Registrant and
                      Provident Financial Processing
                      Corporation, dated as of
                      August 16, 1988.

             (k)      Transfer Agency Agreement (Income               7
                      Opportunities) between Registrant
                      and Provident Financial
                      Processing Corporation dated
                      June 25, 1990.

             (l)      Administration and Accounting                   8
                      Services Agreement between
                      Registrant and Provident
                      Financial Processing Corporation,
                      relating to Government Securities
                      Portfolio, dated as of April 10,
                      1991.

             (m)      Administration and Accounting                   9
                      Services Agreement between
                      Registrant and Provident
                      Financial Processing Corporation,
                      relating to New York Municipal
                      Money Market Portfolio dated as
                      of November 5, 1991.

             (n)      Administration and Accounting                   9
                      Services Agreement between
                      Registrant and Provident
                      Financial Processing Corporation,
                      relating to Equity Portfolio
                      dated as of November 5, 1991.

          Exhibit                                         Page    See Note #
          -------                                         ----    ----------

             (o)      Administration and Accounting                   9
                      Services Agreement between
                      Registrant and Provident
                      Financial Processing Corporation,
                      relating to High Yield Bond
                      Portfolio, dated as of April 10,
                      1991.

             (p)      Administration and Accounting                  10
                      Services Agreement between
                      Registrant and Provident
                      Financial Processing Corporation
                      (International) dated as of
                      September 18, 1992.

             (q)      Administration and Accounting                  10
                      Services Agreement between
                      Registrant and Provident
                      Financial Processing Corporation
                      (Strategic) dated September 18,
                      1992.

             (r)      Administration and Accounting                  10
                      Services Agreement between
                      Registrant and Provident
                      Financial Processing Corporation
                      (Emerging) dated September 18,
                      1992.

             (s)      Transfer Agency Agreement and                   9
                      Supplements (Bradford, Alpha,
                      Beta, Gamma, Delta, Epsilon,
                      Zeta, Eta and Theta) between
                      Registrant and Provident
                      Financial Processing Corporation
                      dated as of November 5, 1991.

             (t)      Transfer Agency Agreement                      10
                      Supplement (BEA) between
                      Registrant and Provident
                      Financial Processing Corporation.

             (u)      Administration Services Agreement              10
                      between Registrant and
                      Counsellor's Fund Services, Inc.
                      (BEA Portfolios) dated September
                      18, 1992.

             (v)      Administration and Accounting                  10
                      Services Agreement between
                      Registrant and Provident
                      Financial Processing Corporation,
                      relating to Tax-Free Money Market
                      Portfolio, dated as of April 21,
                      1992.

             (w)      Transfer Agency Agreement                      12
                      Supplement (Laffer) between
                      Registrant and PFPC Inc. dated as
                      of July 21, 1993.

          Exhibit                                         Page    See Note #
          -------                                         ----    ----------


             (x)      Administration and Accounting
                      Services Agreement between
                      Registrant and PFPC Inc.,
                      relating to Laffer/Canto Equity
                      Fund, dated July 21, 1993.
                                      12

             (y)      Transfer Agency Agreement                      15
                      Supplemental (BEA U.S. Core
                      Equity, BEA U.S. Core Fixed
                      Income, BEA Global Fixed Income
                      and BEA Municipal Bond Fund)
                      between Registrant and PFPC Inc.
                      dated as of October 27, 1993.

             (z)      Administration and Accounting                  15
                      Services Agreement between
                      Registrant and PFPC Inc., (Core
                      Equity) dated October 27, 1993.

             (aa)     Administration and Accounting                  15
                      Services Agreement between
                      Registrant and PFPC Inc. (Core
                      Fixed Income) dated October 27,
                      1993.

             (bb)     Administration and Accounting                  15
                      Services Agreement between
                      Registrant and PFPC Inc.
                      (International Fixed Income)
                      dated October 27, 1993.

             (cc)     Administration and Accounting                  15
                      Services Agreement between
                      Registrant and PFPC Inc. dated
                      October 27, 1993.

             (dd)     Transfer Agency Agreement                      18
                      Supplement (BEA Balanced and
                      Short Duration) between
                      Registrant and PFPC Inc. dated
                      October 26, 1994.

             (ee)     Administration and Accounting                  18
                      Services Agreement between
                      Registrant and PFPC Inc. (BEA
                      Balanced) dated October 26, 1994.

             (ff)     Administration and Accounting                  18
                      Services Agreement between
                      Registrant and PFPC Inc. (BEA
                      Short Duration) dated October 26,
                      1994.

             (gg)     Co-Administration Agreement                    18
                      between Registrant and PFPC Inc.
                      (Warburg Pincus Growth & Income
                      Fund) dated August 4, 1994.

          Exhibit                                         Page    See Note #
          -------                                         ----    ----------

             (hh)     Co-Administration Agreement                    18
                      between Registrant and PFPC Inc.
                      (Warburg Pincus Balanced Fund)
                      dated August 4, 1994.

             (ii)     Co-Administration Agreement                    18
                      between Registrant and
                      Counsellors Fund Service, Inc.
                      (Warburg Pincus Growth Income
                      Fund) dated August 4, 1994.

             (jj)     Co-Administration Agreement                    18
                      between Registrant and
                      Counsellors Fund Service, Inc.
                      (Warburg Pincus Balanced Fund)
                      dated August 4, 1994.

             (kk)     Administrative Services Agreement              18
                      Supplement between Registrant and
                      Counsellor's Fund Services, Inc.
                      (BEA Classes) dated October 26,
                      1994.

             (ll)     Co-Administration Agreement                    21
                      between Registrant and PFPC Inc.
                      (Warburg Pincus Tax Free Fund)
                      dated March 31, 1995.

             (mm)     Co-Administration Agreement                    21
                      between Registrant and
                      Counsellors Funds Services, Inc.
                      (Warburg Pincus Tax Free Fund).

             (nn)     Transfer Agency and Service                    21
                      Agreement between Registrant,
                      State Street Bank and Trust
                      Company and PFPC Inc. dated
                      February 1, 1995.

             (oo)     Supplement to Transfer Agency and              21
                      Service Agreement between
                      Registrant, State Street Bank and
                      Trust Company, Inc. and PFPC
                      dated April 10, 1995.

             (pp)     Amended and Restated Credit                    22
                      Agreement dated December 15,
                      1994.

          (10)(a)     Opinion of Counsel.

                      Incorporated by reference herein
                      to Registrant's 24f-2 Notice for
                      the fiscal year ending August 31,
                      1995 filed on October
                      26, 1995.

             (b)      Consent of Counsel.

          Exhibit                                       Page    See Note #
          -------                                       ----    ----------


          (11)        Consent of Independent
                      Accountants.

          (12)        None.

          (13)(a)     Subscription Agreement (relating                2
                      to Classes A through N).

              (b)     Subscription Agreement between                  7
                      Registrant and Planco Financial
                      Services, Inc., relating to
                      Classes O and P.

              (c)     Subscription Agreement between                  7
                      Registrant and Planco Financial
                      Services, Inc., relating to Class
                      Q.

              (d)     Subscription Agreement between                  9
                      Registrant and Counsellors
                      Securities Inc. relating to
                      Classes R, S, and Alpha 1 through
                      Theta 4.

              (e)     Subscription Agreement between                 10
                      Registrant and Counsellors
                      Securities Inc. relating to
                      Classes T, U and V.

              (f)     Subscription Agreement between                 18
                      Registrant and Counsellors
                      Securities Inc. relating to
                      Classes BB and CC.

              (g)     Purchase Agreement between                     21
                      Registrant and Counsellors
                      Securities Inc. relating to
                      Classes DD (Warburg Pincus Growth
                      & Income Fund Series 2).

              (h)     Purchase Agreement between                     21
                      Registrant and Counsellors
                      Securities Inc. relating to Class
                      EE (Warburg Pincus Balanced Fund
                      Series 2).

          (14)        None.

          (15)(a)     Plan of Distribution (Sansom                    3
                      Street Money).

              (b)     Plan of Distribution (Sansom                    3
                      Street Tax-Free Money).

              (c)     Plan of Distribution (Sansom                    3
                      Street Government Money).

              (d)     Plan of Distribution (Cash                      3
                      Preservation Money).

          Exhibit                                         Page    See Note #
          -------                                         ----    ----------


              (e)  Plan of Distribution (Cash                      3
                      Preservation Tax-Free Money).

              (f)  Plan of Distribution (SafeGuard                 3
                      Equity).

              (g)  Plan of Distribution (SafeGuard                 3
                      Fixed Income).

              (h)  Plan of Distribution (SafeGuard                 3
                      Balanced).

              (i)  Plan of Distribution (SafeGuard                 3
                      Tax-Free).

              (j)  Plan of Distribution (SafeGuard                 3
                      Money).

              (k)  Plan of Distribution (SafeGuard                 3
                      Tax-Free Money).

              (l)  Plan of Distribution (Bedford                   3
                      Money).

              (m)  Plan of Distribution (Bedford                   3
                      Tax-Free Money).

              (n)  Plan of Distribution (Bedford                   3
                      Government Money).

              (o)  Plan of Distribution (Bedford New               7
                      York Municipal Money).

              (p)  Plan of Distribution (SafeGuard                 7
                      Government Securities).

              (q)  Plan of Distribution (Income                    7
                      Opportunities High Yield).

              (r)  Amendment No. 1 to Plans of                     8
                      Distribution (Classes A through Q).

              (s)  Plan of Distribution (Bradford                  9
                      Tax-Free Money).

              (t)  Plan of Distribution (Bradford                  9
                      Government Money).

              (u)  Plan of Distribution (Alpha                     9
                      Money).

              (v)  Plan of Distribution (Alpha                     9
                      Tax-Free Money).

          Exhibit                                          Page    See Note #
          -------                                          ----    ----------

              (w)     Plan of Distribution (Alpha                     9
                      Government Money).

              (x)     Plan of Distribution (Alpha New                 9
                      York Money).

              (y)     Plan of Distribution (Beta                      9
                      Money).

              (z)     Plan of Distribution (Beta                      9
                      Tax-Free Money).

             (aa)     Plan of Distribution (Beta                      9
                      Government Money).

             (bb)     Plan of Distribution (Beta New                  9
                      York Money).

             (cc)     Plan of Distribution (Gamma                     9
                      Money).

             (dd)     Plan of Distribution (Gamma                     9
                      Tax-Free Money).

             (ee)     Plan of Distribution (Gamma                     9
                      Government Money).

             (ff)     Plan of Distribution (Gamma New                 9
                      York Money).

             (gg)     Plan of Distribution (Delta                     9
                      Money).

             (hh)     Plan of Distribution (Delta                     9
                      Tax-Free Money).

             (ii)     Plan of Distribution (Delta                     9
                      Government Money).

             (jj)     Plan of Distribution (Delta New                 9
                      York Money).

             (kk)     Plan of Distribution (Epsilon                   9
                      Money).

             (ll)     Plan of Distribution (Epsilon                   9
                      Tax-Free Money).

             (mm)     Plan of Distribution (Epsilon                   9
                      Government Money).

             (nn)     Plan of Distribution (Epsilon New               9
                      York Money).

             (oo)     Plan of Distribution (Zeta                      9
                      Money).

          Exhibit                                        Page    See Note #
          -------                                        ----    ----------


             (pp)     Plan of Distribution (Zeta                      9
                      Tax-Free Money).

             (qq)     Plan of Distribution (Zeta                      9
                      Government Money).

             (rr)     Plan of Distribution (Zeta New                  9
                      York Money).

             (ss)     Plan of Distribution (Eta Money).               9

             (tt)     Plan of Distribution (Eta                       9
                      Tax-Free Money).

             (uu)     Plan of Distribution (Eta                       9
                      Government Money).

             (vv)     Plan of Distribution (Eta New                   9
                      York Money).

             (ww)     Plan of Distribution (Theta                     9
                      Money).

             (xx)     Plan of Distribution (Theta                     9
                      Tax-Free Money).

             (yy)     Plan of Distribution (Theta                     9
                      Government Money).

             (zz)     Plan of Distribution (Theta New                 9
                      York Money).

              (aaa)   Plan of Distribution (Laffer                   12
                      Equity).

              (bbb)   Plan Distribution (Warburg Pincus              18
                      Growth & Income Series 2).

              (ccc)   Plan of Distribution (Warburg                  18
                      Pincus Balanced Series 2).

          (16)        Schedule of Computation of                      3
                      Performance Quotations.

          (17)          None.

          (18)          Rule 18f-3  Plan.                        21

          (19)        Representation of Ballard Spahr
                      Andrews & Ingersoll pursuant to
                      Rule 485(b) under the Securities
                      Act of 1933.

          _________________

          Note #
          ------

          1 Incorporated herein by reference to the same exhibit number of Registrant's Registration Statement (No. 33-20827) filed on March 24, 1988.

          2 Incorporated herein by reference to the same exhibit number of Pre-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on July 12, 1988.

          3 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989.

          4 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on October 25, 1989.

          5 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 3 to the Registrant's Registration Statement (No. 33-20827) filed on April 27, 1990.

          6 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 4 to the Registrant's Registration Statement (No. 33-20827) filed on May 1, 1990.

          7 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 5 to the Registrant's Registration Statement (No. 33-20827) filed on
                              December 14, 1990.

          8 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 6 to the Registrant's Registration Statement (No. 33-20827) filed on October 24, 1991.

          9 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992.

          10 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 8 to the Registrant's Registration Statement (No. 33-20827) filed on October 22, 1992.

          11 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 9 to the Registrant's Registration Statement (No. 33-20827) filed on December 16, 1992.

          Note #
          ------


          12 Incorporated herein by reference to the same exhibit number of Post Effective Amendment No. 11 to the Registration Statement (No. 33-20827) filed on June 21, 1993.

          13 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 12 to Registration Statement (No. 33-20827) filed on July 27, 1993.

          14 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 13 to Registration Statement (No. 33-20827 filed on October 29, 1993.

          15 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 14 to Registration Statement (No. 33-20827) filed on December 21, 1993.

          16 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 19 to Registration Statement (No. 33-20827) filed on October 14, 1994.

          17 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 20 to Registration Statement (No. 33-20827) filed on October 21, 1994.

          18 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 21 to Registration Statement (No. 33-20827) filed on October 28, 1994.

          19 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 22 to Registration Statement (No. 33-20827) filed on December 19, 1994.

          20 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 20 to Registration Statement (No. 33-20827) filed on March 31, 1995.

          21 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 28 to Registration Statement (No. 33-20827) filed on October 6, 1995.

          22 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 29 to Registration Statement (No. 33-20827) filed on October 25, 1995.